UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR/A
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-03290
Name of Fund: BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
BlackRock Basic Value V.I. Fund
BlackRock Capital Appreciation V.I. Fund
BlackRock Equity Dividend V.I. Fund (formerly, BlackRock Utilities and Telecommunication V.I. Fund)
BlackRock Global Allocation V.I. Fund
BlackRock Global Opportunities V.I. Fund
BlackRock U.S. Government Bond V.I. Fund (formerly, BlackRock Government Income V.I. Fund)
BlackRock High Yield V.I. Fund (formerly, BlackRock High Income V.I. Fund)
BlackRock International Value V.I. Fund
BlackRock Large Cap Core V.I. Fund
BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund
BlackRock Money Market V.I. Fund
BlackRock S&P 500 Index V.I. Fund
BlackRock Total Return V.I. Fund
BlackRock Value Opportunities V.I. Fund
Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 40 East 52nd Street, New York, NY 10022
Registrant’s telephone number, including area code: (800) 456-4587
Date of fiscal year end: 12/31/2010
Date of reporting period: 12/31/2010
EXPLANATORY NOTE
The Registrant is filing this amendment to its amended Form N-CSR for the period ended December 31, 2010, filed with the Securities and Exchange Commission on April 14, 2011 (Accession Number 0000950123-11-035676).
The Class III Shares of each of BlackRock U.S. Government Bond V.I. Fund and the BlackRock High Yield V.I. Fund, each a series of BlackRock Variable Series Funds, Inc., were re-opened to new investors effective December 26, 2011.

December 31, 2010

Annual Report

BlackRock Variable Series Funds, Inc.

A Letter to Shareholders

Dear Shareholder:

Economic data fluctuated widely throughout 2010 as the global economy continued to emerge from the “Great Recession.” As the year drew to a close, it became clear that cyclical stimulus had beat out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement.

Debt and deflationary risks remained present throughout 2010, causing central banks worldwide to respond with unprecedented actions, most notably a second round of quantitative easing (informally known as “QE2”) from the US Federal Reserve Board (the “Fed”). Inflation remained a non-issue in the developed world, but continued to rear its ugly head in some emerging economies, most evidently in China. Global and US gross domestic product (“GDP”) growth both continued in a positive direction but remained subpar compared to most historical economic recoveries. In the United States, the corporate sector has been an important area of strength and consumer spending has shown improvement, although weakness in the housing and labor markets continues to burden the economy.

Stocks moved higher in the early months of 2010 on the continuation of the 2009 asset recovery story. The mid-year months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. After touching a late summer low, equity markets rallied through year end as these concerns receded. The announcement of QE2 and extension of the Bush-era tax cuts further boosted equities as the year came to a close. Although the course was uneven and high volatility remained a constant for stocks, equity markets globally ended the year strong. Emerging markets outpaced the developed world in terms of economic growth and posted respectable gains for the year despite sovereign debt problems and heightening inflationary pressures. US stocks recorded double-digit percentage gains for the second consecutive year. Small cap stocks outperformed large caps as investors began to move into higher-risk assets.

In fixed income markets, yields trended lower over most of the year as investors continued to favor safer assets. That trend reversed abruptly in the fourth quarter when market fears abated and investors began seeking higher-risk assets, driving yields sharply upward through year end. However, yields were lower overall for the year and fixed income markets finished 2010 in positive territory. Although fixed income securities generally underperformed equities, high yield bonds only marginally trailed large cap stocks. Conversely, the tax-exempt municipal market was dealt an additional blow as it became apparent that an extension of the Build America Bond program was unlikely. In addition, the fourth quarter brought an increase in negative headlines regarding fiscal challenges faced by state and local governments, sparking additional volatility in the municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the year as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of December 31, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	+23.27%	+15.06%

US small cap equities (Russell 2000 Index)	+29.38	+26.85

International equities (MSCI Europe, Australasia, Far East Index)	+24.18	+7.75

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	+0.08	+0.13

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.33)	+7.90

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	+1.15	+6.54

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(0.90)	+2.38

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	+10.04	+14.94

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,
Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT A PART OF YOUR FUND REPORT

December 31, 2010

Annual Report

BlackRock Balanced Capital V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	Stocks outperformed bonds during the 12-month period, as the Russell 1000 Index advanced 16.10%, while the Barclays Capital US Aggregate Bond Index gained 6.54%. The Fund underperformed its blended benchmark (60% Russell 1000 Index/40% Barclays Capital US Aggregate Bond Index), which returned 12.74% for the period.

What factors influenced performance?

•	Security selection and sector positioning in the equity portion of the Fund detracted from overall Fund performance for the period. Negative performance in the energy, industrials, financials and consumer staples sectors overshadowed positive results in health care and consumer discretionary. Positioning within the energy equipment & services industry detracted from results in the energy sector, as did underexposure to the oil, gas & consumable fuels industry. Stock selection in the industrials sector had a negative impact, particularly within the aerospace & defense and commercial services & supplies industries. In financials, an underweight in commercial banks and lack of exposure to real estate investment trusts hindered returns, as did unfavorable stock selection among insurance companies. Lastly, underexposure and poor selection in the more defensive tobacco, food products and beverage industries resulted in negative results in consumer staples.

•	Sector positioning in the fixed income segment of the Fund contributed positively to performance during the period. In particular, the Fund benefited from an overweight to non-government spread sectors, including commercial mortgage-backed securities, asset-backed securities and investment-grade credit. An allocation outside the Barclays Capital US Aggregate Bond Index to high yield corporate credit and non-agency residential mortgage-backed securities (MBS) also proved advantageous, as these sectors rallied over the year.

•	The Fund’s overall allocation between equity and fixed income contributed positively to performance for the period. Relative to the blended benchmark, the Fund was overweight in stocks, which outperformed bonds for the year.

Describe recent portfolio activity.

•	During the 12-month period, we made no significant tactical shifts between the Fund’s equity and fixed income allocations; however, market activity drove marginal changes in the Fund’s overall allocation.

Describe Fund positioning at period end.

•	At the end of the period, the Fund was slightly overweight in equities and, accordingly, underweight in fixed income relative to the blended benchmark. Compared to the Barclays Capital US Aggregate Bond Index, the fixed income segment remained underweight in government-related sectors in favor of non-government spread sectors. It held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The equity segment maintained its pro-cyclical bias, but with a distinct balance between domestic and global cyclicals and more dependable growth names, including multinationals. Relative to the Russell 1000 Index, the equity segment’s largest overweights at period end were in the consumer discretionary and health care sectors, while the most significant underweights were in financials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests in a balanced portfolio of fixed income and equity securities.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[3]	This unmanaged index is a widely recognized market-weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and US Treasury and government agency issues with at least one year to maturity.

[4]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[5]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000 Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

Performance Summary as of December 31, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years[7]	10 Years[7]

Class I Shares[6]	12.65%	8.76%	2.11%	2.01%

Barclays Capital US Aggregate Bond Index	1.15	6.54	5.80	5.84

Russell 1000 Index	24.03	16.10	2.59	1.83

60% Russell 1000 Index/40% Barclays Capital US Aggregate Bond Index	14.61	12.74	4.28	3.80

[6]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Fund Information as of December 31, 2010

Percent of
Portfolio Composition	Long-Term Investments

Common Stocks	48%
U.S. Government Sponsored Agency Securities	33
Corporate Bonds	7
Non-Agency Mortgage-Backed Securities	5
U.S. Treasury Obligations	4
Asset-Backed Securities	2
Taxable Municipal Bonds	1

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including swaps, options, financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through the issuance of short-term debt, or through other techniques, including entering into reverse repurchase agreements and dollar rolls. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased returns to the Fund, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce investment returns.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Including Interest Expense
	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,126.50	$6.27	$1,000.00	$1,019.30	$5.95	1.17%

	Excluding Interest Expense

Class I	$1,000.00	$1,126.50	$6.11	$1,000.00	$1,019.45	$5.80	1.14%

[1]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Balanced Capital V.I. Fund Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 1.5%
Honeywell International, Inc.	4,300	$228,588
Raytheon Co.	4,500	208,530

		437,118

Airlines — 1.1%
Delta Air Lines, Inc. (a)	9,700	122,220
Southwest Airlines Co.	15,800	205,084

		327,304

Automobiles — 1.2%
Ford Motor Co. (a)	7,900	132,641
Harley-Davidson, Inc.	6,100	211,487

		344,128

Beverages — 0.7%
Dr. Pepper Snapple Group, Inc.	5,600	196,896

Biotechnology — 0.9%
Amgen, Inc. (a)	5,000	274,500

Capital Markets — 0.7%
Ameriprise Financial, Inc.	3,600	207,180

Chemicals — 1.4%
Albemarle Corp.	1,100	61,358
Cytec Industries, Inc.	3,300	175,098
Lubrizol Corp.	1,800	192,384

		428,840

Commercial Banks — 1.6%
Fifth Third Bancorp	14,800	217,264
KeyCorp	20,800	184,080
Popular, Inc. (a)	11,200	35,168
Wells Fargo & Co.	900	27,891

		464,403

Communications Equipment — 1.4%
Motorola, Inc. (a)	26,700	242,169
Tellabs, Inc.	25,100	170,178

		412,347

Computers & Peripherals — 3.9%
Apple, Inc. (a)	800	258,048
Dell, Inc. (a)	17,100	231,705
SanDisk Corp. (a)	4,600	229,356
Seagate Technology (a)	14,500	217,935
Western Digital Corp. (a)	6,100	206,790

		1,143,834

Construction & Engineering — 0.2%
URS Corp. (a)	1,500	62,415

Consumer Finance — 0.8%
Capital One Financial Corp.	5,100	217,056
Discover Financial Services, Inc.	1,300	24,089

		241,145

Containers & Packaging — 0.4%
Crown Holdings, Inc. (a)	3,200	106,816

Diversified Consumer Services — 0.7%
ITT Educational Services, Inc. (a)	3,300	210,177

Diversified Financial Services — 0.2%
JPMorgan Chase & Co.	1,500	63,630

Diversified Telecommunication Services — 1.6%
AT&T Inc.	2,800	82,264
Qwest Communications International, Inc.	30,600	232,866
Verizon Communications, Inc.	4,700	168,166

		483,296

Electric Utilities — 0.2%
Edison International	1,200	46,320

Electronic Equipment, Instruments & Components — 0.9%
Corning, Inc.	13,200	255,024

Energy Equipment & Services — 0.7%
Nabors Industries Ltd. (a)	9,000	211,140

Food & Staples Retailing — 1.5%
The Kroger Co.	10,200	228,072
Safeway, Inc.	9,000	202,410

		430,482

Food Products — 0.7%
The Hershey Co.	900	42,435
Tyson Foods, Inc., Class A	9,200	158,424

		200,859

Gas Utilities — 0.2%
Atmos Energy Corp.	1,900	59,280

Health Care Providers & Services — 6.2%
Aetna, Inc.	6,900	210,519
AmerisourceBergen Corp.	6,300	214,956
Cardinal Health, Inc.	5,900	226,029
Community Health Systems, Inc. (a)	4,700	175,639
Humana, Inc. (a)	3,400	186,116
Lincare Holdings, Inc.	5,700	152,931
Tenet Healthcare Corp. (a)	29,800	199,362
UnitedHealth Group, Inc.	7,100	256,381
WellPoint, Inc. (a)	3,800	216,068

		1,838,001

Hotels, Restaurants & Leisure — 0.3%
Starbucks Corp.	2,700	86,751

Household Durables — 0.1%
Leggett & Platt, Inc.	1,300	29,588

Household Products — 0.3%
The Procter & Gamble Co.	1,200	77,196

IT Services — 1.9%
Amdocs Ltd. (a)	7,700	211,519
Convergys Corp. (a)	1,900	25,023
International Business Machines Corp.	700	102,732
The Western Union Co.	11,700	217,269

		556,543

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

EURIBOR	Euro Interbank Offered Rate	RB	Revenue Bonds
GO	General Obligation Bonds	EUR	Euro
LIBOR	London InterBank Offered Rate	USD	US Dollar

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc. BlackRock Balanced Capital V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

Independent Power Producers & Energy Traders — 0.2%
NRG Energy, Inc. (a)		3,700	$72,298

Industrial Conglomerates — 1.5%
General Electric Co.		12,700	232,283
Textron, Inc.		8,500	200,940

			433,223

Insurance — 0.8%
Berkshire Hathaway, Inc. (a)		300	24,033
Unum Group		8,500	205,870

			229,903

Internet & Catalog Retail — 0.6%
Expedia, Inc.		7,700	193,193

Internet Software & Services — 0.8%
Google, Inc., Class A (a)		100	59,397
VeriSign, Inc.		5,700	186,219

			245,616

Life Sciences Tools & Services — 0.7%
Illumina, Inc. (a)		3,200	202,688
Pharmaceutical Product Development, Inc.		700	18,998

			221,686

Machinery — 0.2%
Timken Co.		1,400	66,822

Media — 4.2%
CBS Corp., Class B		12,300	234,315
Comcast Corp., Class A		13,800	303,186
DIRECTV, Class A (a)		6,000	239,580
DISH Network Corp.		8,500	167,110
News Corp., Class A		17,200	250,432
Time Warner Cable, Inc.		900	59,427

			1,254,050

Metals & Mining — 0.5%
Titanium Metals Corp. (a)		8,800	151,184

Multi-Utilities — 1.0%
Ameren Corp.		6,900	194,511
Integrys Energy Group, Inc.		2,200	106,722

			301,233

Multiline Retail — 1.1%
Family Dollar Stores, Inc.		2,200	109,362
Macy’s, Inc.		8,300	209,990

			319,352

Oil, Gas & Consumable Fuels — 4.4%
Chevron Corp.		900	82,125
Cimarex Energy Co.		1,400	123,942
Exxon Mobil Corp.		5,300	387,536
Marathon Oil Corp.		7,100	262,913
Sunoco, Inc.		5,200	209,612
Valero Energy Corp.		10,200	235,824

			1,301,952

Paper & Forest Products — 1.0%
International Paper Co.		8,300	226,092
MeadWestvaco Corp.		3,200	83,712

			309,804

Pharmaceuticals — 4.7%
Abbott Laboratories		3,900	186,849
Bristol-Myers Squibb Co.		9,800	259,504
Eli Lilly & Co.		6,900	241,776
Endo Pharmaceuticals Holdings, Inc. (a)		5,400	192,834
Forest Laboratories, Inc. (a)		6,500	207,870
Johnson & Johnson		1,400	86,590
King Pharmaceuticals, Inc. (a)		14,100	198,105
Pfizer, Inc.		901	15,776

			1,389,304

Semiconductors & Semiconductor Equipment — 4.9%
Altera Corp.		5,800	206,364
Analog Devices, Inc.		1,800	67,806
Applied Materials, Inc.		13,200	185,460
Atmel Corp. (a)		16,700	205,744
Intel Corp.		18,000	378,540
Lam Research Corp. (a)		4,000	207,120
National Semiconductor Corp.		13,700	188,512

			1,439,546

Software — 2.5%
CA, Inc.		9,100	222,404
Microsoft Corp.		4,500	125,640
Novell, Inc. (a)		32,600	192,992
Symantec Corp. (a)		12,500	209,250

			750,286

Specialty Retail — 4.9%
Advance Auto Parts, Inc.		3,000	198,450
GameStop Corp., Class A (a)		9,200	210,496
The Gap, Inc.		10,000	221,400
Limited Brands, Inc.		6,800	208,964
Ross Stores, Inc.		3,100	196,075
TJX Cos., Inc.		4,900	217,511
Williams-Sonoma, Inc.		5,700	203,433

			1,456,329

Tobacco — 1.2%
Philip Morris International, Inc.		6,100	357,033

Wireless Telecommunication Services — 0.7%
Sprint Nextel Corp. (a)		51,600	218,268

Total Common Stocks — 67.2%			19,906,295

Fixed Income Securities

	Par
Asset-Backed Securities	(000)

ACE Securities Corp., Series 2005-ASP1, Class M1, 0.94%, 9/25/35 (b)	USD	100	28,504
Citibank Omni Master Trust, Series 2009-A8, Class A8, 2.36%, 5/16/16 (b)(c)		90	91,115
Countrywide Asset-Backed Certificates (b):
Series 2004-5, Class A, 0.71%, 10/25/34		12	10,567
Series 2004-13, Class AF4, 4.58%, 1/25/33		27	27,233
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	25	34,246
Lehman XS Trust, Series 2005-5N, Class 3A2, 0.62%, 11/25/35 (b)	USD	31	14,157
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.56%, 12/25/34 (b)		8	7,001

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Balanced Capital V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)		Value

Morgan Stanley Home Equity Loans, Series 2007-2, Class A1, 0.36%, 4/25/37 (b)	USD	48	$44,208
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.52%, 6/25/35 (b)		21	19,536
SLM Student Loan Trust, Series 2008-5, Class A4, 1.99%, 7/25/23 (b)		100	104,009
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		25	25,077
Series 2010-2, Class C, 3.89%, 7/17/17		30	30,651
Series 2010-B, Class B, 0.02%, 9/15/14 (c)		20	19,995
Series 2010-B, Class C, 0.03%, 10/17/16 (c)		20	19,963
Structured Asset Investment Loan Trust (b):
Series 2003-BC6, Class M1, 1.39%, 7/25/33		113	96,752
Series 2003-BC7, Class M1, 1.39%, 7/25/33		91	75,159
Series 2004-8, Class M4, 1.26%, 9/25/34		21	2,953
Structured Asset Securities Corp., Series 2004-23XS, Class 2A1, 0.56%, 1/25/35 (b)		24	17,631

Total Asset-Backed Securities — 2.3%			668,757

Corporate Bonds

Aerospace & Defense — 0.0%
L-3 Communications Corp., Series B, 6.38%, 10/15/15		2	2,060

Auto Components — 0.0%
BorgWarner, Inc., 4.63%, 9/15/20		10	9,873

Beverages — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12		67	69,131

Capital Markets — 0.8%
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		35	37,878
3.70%, 8/01/15		20	20,378
5.38%, 3/15/20		35	36,168
6.00%, 6/15/20		40	43,227
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (a)(d)		25	2
Morgan Stanley, 4.00%, 7/24/15		100	100,518

			238,171

Chemicals — 0.3%
CF Industries, Inc., 7.13%, 5/01/20		30	32,850
The Dow Chemical Co., 4.25%, 11/15/20		40	38,316

			71,166

Commercial Banks — 2.6%
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/02/15 (c)		90	86,195
Bank of Nova Scotia, 1.65%, 10/29/15 (c)		135	129,735
Corporacion Andina de Fomento, 6.88%, 3/15/12		50	53,182
Discover Bank, 8.70%, 11/18/19		5	5,886
DnB NOR Boligkreditt, 2.10%, 10/14/15 (c)		200	190,199
Eksportfinans ASA:
1.88%, 4/02/13	USD	42	42,490
3.00%, 11/17/14		50	51,596
2.00%, 9/15/15		70	68,363
5.50%, 5/25/16		25	28,139
Royal Bank of Canada, 3.13%, 4/14/15 (c)		100	102,431
VTB Capital SA, 6.55%, 10/13/20 (c)		20	19,650

			777,866

Commercial Services & Supplies — 0.0%
RR Donnelley & Sons Co., 7.63%, 6/15/20		4	4,284

Containers & Packaging — 0.3%
Ball Corp.:
7.13%, 9/01/16		10	10,775
7.38%, 9/01/19		10	10,750
Crown Americas LLC, 7.63%, 5/15/17		21	22,575
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16		30	31,875

			75,975

Diversified Financial Services — 0.5%
Ally Financial, Inc., 8.00%, 3/15/20		30	32,775
Bank of America Corp., 5.63%, 7/01/20		15	15,292
Citigroup, Inc.:
4.75%, 5/19/15		15	15,707
5.38%, 8/09/20		20	20,780
General Electric Capital Corp., 6.15%, 8/07/37		25	26,352
JPMorgan Chase & Co.:
2.60%, 1/15/16		20	19,406
4.25%, 10/15/20		25	24,379

			154,691

Diversified Telecommunication Services — 0.4%
AT&T Inc., 6.50%, 9/01/37		21	22,647
Frontier Communications Corp., 8.25%, 4/15/17		8	8,780
GTE Corp., 6.84%, 4/15/18		30	34,009
Qwest Communications International, Inc.:
7.50%, 2/15/14		5	5,062
Series B, 7.50%, 2/15/14		5	5,063
Telefonica Emisiones SAU, 4.95%, 1/15/15		25	25,892

			101,453

Electric Utilities — 0.1%
Florida Power & Light Co., 5.95%, 2/01/38		25	27,702
Southern California Edison Co., 5.63%, 2/01/36		6	6,311

			34,013

Energy Equipment & Services — 0.0%
Pride International, Inc., 6.88%, 8/15/20		10	10,375

Food Products — 0.2%
Kraft Foods, Inc.:
5.38%, 2/10/20		23	24,754
6.50%, 2/09/40		15	16,810

			41,564

Health Care Providers & Services — 0.3%
HCA, Inc.:
8.50%, 4/15/19		30	32,850
7.25%, 9/15/20		20	20,900

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc. BlackRock Balanced Capital V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Health Care Providers & Services (concluded)

Tenet Healthcare Corp.:
9.00%, 5/01/15	USD	10	$11,100
8.88%, 7/01/19		20	22,600

			87,450

Hotels, Restaurants & Leisure — 0.0%
MGM Mirage, 13.00%, 11/15/13		10	11,825

Insurance — 0.8%
Hartford Life Global Funding Trusts, 0.48%, 6/16/14 (b)		50	48,553
Lincoln National Corp., 7.00%, 6/15/40		10	10,875
Manulife Financial Corp., 3.40%, 9/17/15		20	19,591
Metropolitan Life Global Funding I (c):
2.50%, 1/11/13		85	86,856
5.13%, 6/10/14		25	27,194
Prudential Financial, Inc., 4.75%, 9/17/15		30	31,739
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (c)		15	17,550

			242,358

Life Sciences Tools & Services — 0.1%
Life Technologies Corp.:
6.00%, 3/01/20		15	16,067
5.00%, 1/15/21		5	4,953

			21,020

Media — 1.0%
CBS Corp., 8.88%, 5/15/19		15	18,871
CCH II LLC, 13.50%, 11/30/16		40	47,700
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		7	7,612
Series B, 9.25%, 12/15/17		28	30,660
Comcast Corp.:
6.45%, 3/15/37		23	24,575
6.40%, 3/01/40		3	3,216
DIRECTV Holdings LLC, 6.00%, 8/15/40		10	10,039
Discovery Communications LLC, 3.70%, 6/01/15		20	20,707
NBC Universal, Inc. (c):
5.15%, 4/30/20		25	25,916
4.38%, 4/01/21		25	24,265
News America, Inc., 6.40%, 12/15/35		40	42,976
Time Warner Cable, Inc.:
5.00%, 2/01/20		10	10,291
5.88%, 11/15/40		15	14,840
Time Warner, Inc., 4.70%, 1/15/21		10	10,182

			291,850

Metals & Mining — 0.2%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		10	10,400
Cliffs Natural Resources, Inc., 4.80%, 10/01/20		10	9,771
Teck Resources Ltd., 10.75%, 5/15/19		25	32,500

			52,671

Multi-Utilities — 0.1%
Xcel Energy, Inc., 6.50%, 7/01/36		20	22,337

Multiline Retail — 0.1%
Dollar General Corp., 11.88%, 7/15/17 (e)		25	28,938

Oil, Gas & Consumable Fuels — 1.6%
Arch Coal, Inc., 7.25%, 10/01/20		30	31,650
BP Capital Markets Plc, 3.13%, 3/10/12		45	46,014
Canadian Natural Resources, Ltd., 6.50%, 2/15/37	USD	20	22,750
Cenovus Energy, Inc., 6.75%, 11/15/39		20	23,300
Chesapeake Energy Corp., 6.63%, 8/15/20		40	39,400
Consol Energy, Inc. (c):
8.00%, 4/01/17		11	11,715
8.25%, 4/01/20		14	15,120
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		25	26,371
Motiva Enterprises LLC, 5.20%, 9/15/12 (c)		60	63,489
Nexen, Inc., 6.40%, 5/15/37		20	19,378
Peabody Energy Corp., 6.50%, 9/15/20		40	42,700
Petrobras International Finance Co.:
5.88%, 3/01/18		15	15,972
5.75%, 1/20/20		44	45,653
Petrohawk Energy Corp., 7.25%, 8/15/18		30	30,300
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		5	5,287
Valero Energy Corp., 6.63%, 6/15/37		19	19,297

			458,396

Paper & Forest Products — 0.1%
Georgia-Pacific LLC, 8.25%, 5/01/16 (c)		30	33,863

Pharmaceuticals — 0.3%
Merck & Co., Inc., 4.00%, 6/30/15		50	53,645
Teva Pharmaceutical Finance LLC, 3.00%, 6/15/15		20	20,349
Wyeth, 6.00%, 2/15/36		10	11,114

			85,108

Real Estate Investment Trusts (REITs) — 0.1%
Hospitality Properties Trust:
5.63%, 3/15/17		7	6,955
6.70%, 1/15/18		3	3,145
Kimco Realty Corp., 6.88%, 10/01/19		10	11,313
Mack-Cali Realty LP, 7.75%, 8/15/19		10	11,638

			33,051

Road & Rail — 0.1%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		19	19,658

Software — 0.0%
Oracle Corp., 3.88%, 7/15/20 (c)		10	9,941

Thrifts & Mortgage Finance — 0.4%
MGIC Investment Corp., 5.38%, 11/01/15		20	19,150
The PMI Group, Inc., 6.00%, 9/15/16		40	33,188
Radian Group, Inc.:
5.63%, 2/15/13		40	40,000
5.38%, 6/15/15		40	37,000

			129,338

Tobacco — 0.1%
Philip Morris International, Inc., 4.50%, 3/26/20		30	30,982

Wireless Telecommunication Services — 0.2%
Cricket Communications, Inc., 7.75%, 5/15/16		27	28,013
Vodafone Group Plc, 4.15%, 6/10/14		41	43,098

			71,111

Total Corporate Bonds — 10.9%			3,220,519

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Balanced Capital V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Foreign Agency Obligations	(000)		Value

Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	10	$7,034
Japan Finance Corp., 2.00%, 6/24/11	USD	30	30,226
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13		20	20,154
Mexico Government International Bond:
6.38%, 1/16/13		15	16,388
5.63%, 1/15/17		15	16,590
United Mexican States, Series A, 5.13%, 1/15/20		10	10,425

Total Foreign Agency Obligations — 0.3%			100,817

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 2.8%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 4A1, 5.44%, 10/25/35 (b)		29	26,284
Arkle Master Issuer Plc, Series 2010-1A, Class 2A, 1.43%, 5/17/60 (b)(c)		100	99,249
Chase Mortgage Finance Corp., Series 2005-A1, Class 1A1, 5.40%, 12/25/35 (b)		28	27,329
CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1, 6.00%, 10/25/37		77	61,628
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.46%, 4/25/46 (b)		16	9,504
Series 2006-0A5, Class 3A1, 0.46%, 4/25/46 (b)		33	21,268
Series 2007-J3, Class A10, 6.00%, 7/25/37		84	70,105
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.52%, 8/25/35 (b)		21	20,300
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.06%, 11/25/34 (b)		10	9,641
Morgan Stanley Mortgage Loan Trust, Series 2005-4, Class 5A3, 5.50%, 8/25/35		41	40,624
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 2A1, 5.56%, 4/25/37 (b)		103	75,697
Structured Asset Securities Corp., Series 2005-GEL2, Class A, 0.54%, 4/25/35 (b)		8	7,486
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.38%, 10/25/46 (b)		63	62,065
WaMu Mortgage Pass-Through Certificates, Series 2006-AR18, Class 1A1, 5.14%, 1/25/37 (b)		56	42,617
Wells Fargo Mortgage-Backed Securities Trust (b):
Series 2005-AR16, Class 7A1, 5.26%, 10/25/35 (b)		32	31,794
Series 2006-AR2, Class 2A5, 3.43%, 3/25/36		154	132,461
Series 2006-AR3, Class A4, 5.50%, 3/25/36		96	84,352
Series 2006-AR12, Class 2A1, 6.93%, 9/25/36	USD	21	19,116

			841,520

Commercial Mortgage-Backed Securities — 4.0%
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class AM, 5.45%, 9/10/47		10	9,902
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48		50	53,632
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3, 5.09%, 7/10/37 (b)		40	40,372
Credit Suisse Mortgage Capital Certificates, Series 2006-C3, Class AM, 5.83%, 6/15/38 (b)		10	10,183
Extended Stay America Trust, Series 2010-ESHA, Class A, 2.95%, 11/05/27 (c)		100	98,192
GE Capital Commercial Mortgage Corp., Series 2001-2, Class A4, 6.29%, 8/11/33		146	148,407
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class AAB, 4.70%, 12/10/41		169	176,003
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2006-CB15, Class A3, 5.82%, 6/12/43		30	31,466
Series 2006-CB15, Class A4, 5.81%, 6/12/43 (b)		250	268,022
Series 2006-LDP7, Class A4, 5.87%, 4/15/45 (b)		115	125,765
Series 2007-CB18, Class A3, 5.45%, 6/12/47		25	25,904
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		25	26,267
Morgan Stanley Capital I, Series 1998-WF2, Class G, 6.34%, 7/15/30 (b)(c)		50	52,572
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.90%, 2/16/51 (b)(c)		50	52,900
Wachovia Bank Commercial Mortgage Trust (b):
Series 2005-C21, Class A3, 5.20%, 10/15/44		7	7,030
Series 2007-C33, Class A4, 5.90%, 2/15/51		50	51,894

			1,178,511

Total Non-Agency Mortgage-Backed Securities — 6.8%			2,020,031

Taxable Municipal Bonds

The Board of Trustees of The Leland Stanford Junior University, 4.25%, 5/01/16		15	16,045
Dallas Area Rapid Transit, RB, Build America Bonds, 6.00%, 12/01/44		10	10,477
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		25	27,706
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 3/15/39		25	24,475

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc. BlackRock Balanced Capital V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Taxable Municipal Bonds	(000)		Value

Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29	USD	15	$15,674
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		35	35,502
Build America Bonds, 7.35%, 11/01/39		20	20,409
Build America Bonds, Various Purpose, 7.50%, 4/01/34		10	10,346
Various Purpose, Series 3, 5.45%, 4/01/15		75	79,177
University of California, RB, Build America Bonds, 5.95%, 5/15/45		15	13,937

Total Taxable Municipal Bonds — 0.8%			253,748

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.6%
Fannie Mae, 5.13%, 1/02/14		100	109,644
Tennessee Valley Authority, 5.25%, 9/15/39		60	63,433

			173,077

Collateralized Mortgage Obligations — 0.2%
Freddie Mac Mortgage-Backed Securities, Series 3068, Class VA, 5.50%, 10/15/16		49	50,411

Federal Deposit Insurance Corporation Guaranteed — 0.3%
General Electric Capital Corp.:
2.00%, 9/28/12		50	51,072
2.13%, 12/21/12		25	25,686

			76,758

Interest Only Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities (b):
Series 2006-82, Class SI, 6.17%, 9/25/36		181	23,070
Series 2008-1, Class CI, 6.04%, 2/25/38		115	13,537
Series 2009-70, Class SI, 6.19%, 9/25/36		167	21,214
Ginnie Mae Mortgage-Backed Securities (b):
Series 2006-69, Class SA, 6.54%, 12/20/36		29	4,063
Series 2007-9, Class BI, 6.56%, 3/20/37		57	7,984
Series 2009-16, Class SL, 7.08%, 1/20/37		96	13,670
Series 2009-66, Class US, 5.74%, 8/16/39		115	12,673
Series 2009-88, Class SK, 6.13%, 10/16/39		64	7,609
Series 2009-92, Class SL, 6.04%, 10/16/39		63	7,373
Series 2009-106, Class KS, 6.14%, 11/20/39		128	15,409
Series 2009-106, Class SL, 5.84%, 4/20/36		113	13,269
Series 2009-106, Class SU, 5.94%, 5/20/37		67	7,071
Series 2009-110, Class CS, 6.13%, 11/16/39		64	7,880

			154,822

Mortgage-Backed Securities — 44.7%
Fannie Mae Mortgage-Backed Securities:
2.84%, 11/01/35 (b)	USD	67	70,184
3.32%, 12/01/40 (b)		25	25,361
4.00%, 12/01/15—1/01/41 (f)		2,500	2,493,752
4.50%, 12/01/40—1/15/41 (f)(g)		3,199	3,284,339
4.83%, 8/01/38 (b)		62	66,090
5.00%, 1/15/26—1/15/41 (f)		1,872	1,970,134
5.50%, 1/15/26—1/15/41 (f)(g)		3,346	3,581,836
6.00%, 12/01/31—1/15/41 (f)(g)		810	884,083
6.50%, 1/15/41 (f)		300	333,375
Freddie Mac Mortgage-Backed Securities:
4.50%, 12/01/40 (g)		300	307,706
5.50%, 1/15/25—1/15/41 (f)		200	213,719
6.00%, 6/01/35		27	29,894

			13,260,473

Total U.S. Government Sponsored Agency Securities — 46.3%			13,715,541

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.13%, 5/15/21		85	120,660
7.25%, 8/15/22		45	60,834
6.25%, 8/15/23		30	37,706
3.50%, 2/15/39 (g)(h)		215	185,270
4.38%, 5/15/40		54	54,261
3.88%, 8/15/40 (g)		285	262,512
4.25%, 11/15/40		20	19,675
U.S. Treasury Notes:
0.38%, 10/31/12 (g)		400	398,781
0.50%, 11/30/12		50	49,936
0.50%, 10/15/13 (h)		60	59,330
1.38%, 11/30/15		205	199,218
2.25%, 11/30/17		75	72,932
2.63%, 11/15/20		76	71,689

Total U.S. Treasury Obligations — 5.4%			1,592,804

Total Fixed Income Securities — 72.8%			21,572,217

Preferred Securities

Capital Trusts

Capital Markets — 0.0%
Credit Suisse Guernsey Ltd., 5.86% (b)(i)		5	4,725

Diversified Financial Services — 0.2%
JPMorgan Chase & Co., 7.90% (b)(i)		50	53,150

Total Preferred Securities — 0.2%			57,875

Total Long-Term Investments (Cost — $38,993,165) — 140.2%			41,536,387

Short-Term Securities

Borrowed Bond Agreements — 0.3%
Bank of America Merrill Lynch, 0.18%, Open		99	98,875

Total Borrowed Bond Agreements — 0.3%			98,875

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Balanced Capital V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares		Value

Money Market Funds — 1.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (j)(k)		472,253	$472,253

Total Money Market Funds — 1.6%			472,253

Total Short-Term Securities (Cost — $571,128) — 1.9%			571,128

	Notional
	Amount
Options Purchased	(000)

Over-the-Counter Call Swaptions — 0.5%
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Credit Suisse International	USD	300	8,687
Receive a fixed rate of 5.86% and pay a floating rate based on 3-month LIBOR, Expires 8/15/11, Broker JPMorgan Chase Bank NA		400	74,766
Receive a fixed rate of 3.12% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		100	1,294
Receive a fixed rate of 3.54% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		200	5,112
Receive a fixed rate of 3.63% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		100	2,915
Receive a fixed rate of 4.39% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		100	6,241
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		100	3,795
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		100	3,946
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		100	3,107
Receive a fixed rate of 3.30% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA		100	1,969
Receive a fixed rate of 3.46% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		200	4,714
Receive a fixed rate of 5.20% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		300	23,687
Receive a fixed rate of 4.85% and pay a floating rate based on 3-month LIBOR, Expires 11/23/20, Broker UBS AG		100	5,830

			146,063

Over-the-Counter Put Swaptions — 0.3%
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Credit Suisse International		300	3,260
Pay a fixed rate of 4.15% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Deutsche Bank AG	USD	300	2,751
Pay a fixed rate of 5.86% and receive a floating rate based on 3-month LIBOR, Expires 8/15/11, Broker JPMorgan Chase Bank NA		400	659
Pay a fixed rate of 3.12% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG		100	7,152
Pay a fixed rate of 3.54% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		200	10,274
Pay a fixed rate of 3.63% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		100	4,701
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		100	3,373
Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		100	5,723
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		100	5,613
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		100	6,797
Pay a fixed rate of 3.30% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA		100	9,632
Pay a fixed rate of 3.46% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		200	17,516
Pay a fixed rate of 5.20% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA		300	17,508
Pay a fixed rate of 4.85% and receive a floating rate based on 3-month LIBOR, Expires 11/23/20, Broker UBS AG		100	6,743

			101,702

Total Options Purchased (Cost — $214,453) — 0.8%			247,765

Total Investments Before TBA Sale Commitments, Borrowed Bonds and Options Written (Cost — $39,778,746*) — 142.9%			42,355,280

	Par
TBA Sale Commitments (f)	(000)

Fannie Mae Mortgage-Backed Securities:
3.50%, 1/13/11		100	(95,500)
4.00%, 12/01/15-1/01/41		1,100	(1,094,157)
4.50%, 12/01/40-1/15/41		3,100	(3,180,734)
5.00%, 1/15/26-1/15/41		1,400	(1,471,750)
5.50%, 1/15/26-1/15/41		2,900	(3,101,610)
6.00%, 12/01/31-1/15/41		600	(651,562)

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc. BlackRock Balanced Capital V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
TBA Sale Commitments (f)	(000)		Value

Freddie Mac Mortgage-Backed Securities, 4.50%, 12/01/40	USD	200	$(204,375)

Total TBA Sale Commitments (Proceeds — $9,811,246) — (33.1)%			(9,799,688)

Borrowed Bonds

U.S. Treasury Notes, 2.63%, 8/15/20		100	(94,805)

Total Borrowed Bonds (Proceeds — $98,101) — (0.3)%			(94,805)

Options Written	Contracts

Exchange Traded Call Options — (0.0)%
10-Year U.S. Treasury Bond Future, Strike Price USD 124, Expires 2/18/11		1	(281)

Exchange Traded Put Options — (0.0)%
10-Year U.S. Treasury Bond Future, Strike Price USD 124, Expires 2/18/11		1	(3,844)

	Notional
	Amount
	(000)

Over-the-Counter Call Swaptions — (0.4)%
Pay a fixed rate of 2.80% and receive a floating rate based on 3-month LIBOR, Expires 2/08/11, Broker Deutsche Bank AG	USD	200	(107)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		200	(10,712)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA		100	(5,339)
Pay a fixed rate of 3.14% and receive a floating rate based on 3-month LIBOR, Expires 9/13/11, Broker UBS AG		200	(2,536)
Pay a fixed rate of 3.83% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank NA		100	(3,739)
Pay a fixed rate of 3.85% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		100	(3,867)
Pay a fixed rate of 3.95% and receive a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA		200	(8,651)
Pay a fixed rate of 4.05% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		100	(4,504)
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		100	(3,572)
Pay a fixed rate of 3.77% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		100	(3,293)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		100	(4,199)
Pay a fixed rate of 4.47% and receive a floating rate based on 3-month LIBOR, Expires 12/17/12, Broker Deutsche Bank AG	USD	100	(6,066)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		200	(15,963)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		100	(8,110)
Pay a fixed rate of 4.32% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		200	(10,259)
Pay a fixed rate of 4.07% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		200	(8,344)
Pay a fixed rate of 3.23% and receive a floating rate based on 6-month EURIBOR, Expires 9/03/13, Broker Citibank NA	EUR	200	(4,870)
Pay a fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	USD	100	(6,738)

			(110,869)

Over-the-Counter Put Swaptions — (0.5)%
Receive a fixed rate of 2.80% and pay a floating rate based on 3-month LIBOR, Expires 2/08/11, Broker Deutsche Bank AG		200	(11,276)
Receive a fixed rate of 1.80% and pay a floating rate based on 3-month LIBOR, Expires 3/02/11, Broker Royal Bank of Scotland Plc		400	(10,370)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG		100	(2,045)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		200	(2,150)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA		100	(1,089)
Receive a fixed rate of 3.14% and pay a floating rate based on 3-month LIBOR, Expires 9/13/11, Broker UBS AG		200	(12,610)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank NA		100	(3,969)
Receive a fixed rate of 3.85% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		100	(3,860)
Receive a fixed rate of 3.95% and pay a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA		200	(7,022)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		100	(4,863)

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Balanced Capital V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Written	(000)		Value

Over-the-Counter Put Swaptions (continued)

Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG	USD	100	$(7,008)
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		100	(7,399)
Receive a fixed rate of 4.03% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		100	(6,331)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month LIBOR, Expires 12/17/12, Broker Deutsche Bank AG		100	(4,710)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		200	(7,754)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		100	(3,814)
Receive a fixed rate of 4.32% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		200	(12,649)
Receive a fixed rate of 4.07% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG	USD	200	(15,182)
Receive a fixed rate of 3.23% and pay a floating rate based on 6-month EURIBOR, Expires 9/03/13, Broker Citibank NA	EUR	200	(22,869)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	USD	100	(6,482)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank NA		200	(9,194)

			(162,646)

Total Options Written (Premiums Received — $263,326) — (0.9)%			(277,640)

Total Investments, Net of TBA Sales Commitments, Borrowed Bonds and Options Written — 108.6%			32,183,147
Liabilities in Excess of Other Assets — (8.6)%			(2,541,727)

Net Assets — 100.0%			$29,641,420

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$39,891,835

Gross unrealized appreciation	$3,176,614
Gross unrealized depreciation	(713,169)

Net unrealized appreciation	$2,463,445

(a)	Non-income producing security.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(f)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

BNP Paribas	$1,026,406	—
Bank of America NA	$(198,938)	$(4,656)
Citigroup Global Markets, Inc.	$(2,050,750)	$8,047
Credit Suisse Securities (USA) LLC	$1,925,079	$(734)
Deutsche Bank AG	$768,750	$(9,043)
Goldman Sachs Bank USA	$184,423	$18,204
Greenwich Financial Services	$401,750	$1,566
JPMorgan Chase Bank NA	$339,297	$7,835
Morgan Stanley Capital Services, Inc.	$(2,340,657)	$(10,989)
Nomura Securities International, Inc.	$625,156	$(5,234)
UBS Securities	$320,063	$344
Wells Fargo Bank, NA	$(409,094)	$2,406

(g)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(h)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	December 31,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	195,860	276,393	472,253	$394

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2010 (continued)

  (k) Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of December 31, 2010 were as follows:

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Barclays Capital, Inc.	0.24%	12/03/10	Open	$399,571	$399,500
Credit Suisse International	0.13%	12/13/10	Open	235,556	235,556
Deutsche Bank AG	0.30%	12/13/10	1/13/11	1,150,737	1,150,616
Bank of America Merrill Lynch	0.25%	12/13/10	Open	159,815	159,794

Total				$1,945,679	$1,945,466

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

					Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value	(Depreciation)

3	2-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$655,857	$862
1	5-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$117,601	118
1	30-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$127,707	(5,582)

Total					$(4,602)

•	Financial futures contracts sold as of December 31, 2010 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Appreciation

5	30-Year Ultra Long Term U.S. Treasury Bond	Chicago Board of Trade	March 2011	$653,545	$18,076

•	Foreign currency exchange contracts as of December 31, 2010 were as follows:

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

USD 39,202	EUR 30,000	Citibank NA	1/27/11	$(886)
USD 17,799	EUR 13,000	Deutsche Bank AG	1/28/11	428
EUR 40,000	USD 53,547	BNP Paribas	3/03/11	(105)
USD 53,023	EUR 40,000	Citibank NA	3/03/11	(419)
USD 26,435	EUR 20,000	Deutsche Bank AG	3/03/11	(286)
USD 105,663	EUR 80,000	Goldman Sachs International	3/03/11	(1,221)
EUR 60,000	USD 78,913	Royal Bank of Scotland Plc	3/03/11	1,250
EUR 20,000	USD 26,115	UBS AG	3/03/11	606

Total				$(633)

•	Credit default swaps on single-name issuers—buy protection outstanding as of December 31, 2010 were as follows:

	Pay			Notional
	Fixed		Expiration	Amount	Unrealized
Issuer	Rate	Counterparty	Date	(000)	Depreciation

Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	6/20/11	$60	$(180)
Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$40	(2,978)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	9/20/13	$55	(192)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$40	(3,573)
MGIC Investment Corp.	5.00%	Citibank NA	12/20/15	$20	(1,487)
The PMI Group, Inc.	5.00%	Citibank NA	9/20/16	$40	(1,553)

Total					$(9,963)

•	Credit default swaps on traded indexes—buy protection outstanding as of December 31, 2010 were as follows:

	Pay			Notional
	Fixed		Expiration	Amount	Unrealized
Issuer	Rate	Counterparty	Date	(000)	Depreciation

Dow Jones CDX North America Investment Grade Index Series 15	1.00%	Credit Suisse International	12/20/15	$205	$(993)
Dow Jones CDX North America High Yield Index Series 15	5.00%	Deutsche Bank AG	12/20/15	$50	(1,719)
Dow Jones CDX Emerging Markets Series 14	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	$20	(223)

Total					$(2,935)

•	Interest rate swaps outstanding as of December 31, 2010 were as follows:

					Notional	Unrealized
Fixed		Floating		Expiration	Amount	Appreciation
Rate		Rate	Counterparty	Date	(000)	(Depreciation)

0.57	%(a)	3-month LIBOR	Citibank NA	11/10/12	$400	$1,144
0.63	%(a)	3-month LIBOR	Credit Suisse International	11/26/12	$700	1,546
1.32	%(a)	3-month LIBOR	Citibank NA	12/17/13	$100	(219)
1.64	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	8/18/15	$300	5,064
1.62	%(a)	3-month LIBOR	Deutsche Bank AG	8/24/15	$300	5,458
2.35	%(b)	3-month LIBOR	Deutsche Bank AG	12/31/15	$200	1,730
2.38	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	$100	2,622
2.77	%(a)	3-month LIBOR	Deutsche Bank AG	9/14/20	$70	3,419
2.55	%(a)	3-month LIBOR	Deutsche Bank AG	9/30/20	$180	12,209
2.85	%(b)	3-month LIBOR	Deutsche Bank AG	11/16/20	$100	(4,445)
3.66	%(a)	3-month LIBOR	Deutsche Bank AG	12/20/20	$200	(4,936)
3.44	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	12/23/20	$100	517
3.55	%(a)	3-month LIBOR	Citibank NA	12/31/20	$100	(1,539)
3.56	%(a)	3-month LIBOR	Deutsche Bank AG	12/31/20	$100	(1,639)

Total						$20,931

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2010 (continued)

•	Total return swaps outstanding as of December 31, 2010 were as follows:

Interest	Interest			Notional	Unrealized
Rate	Rate		Expiration	Value	Appreciation
Payable	Receivable	Counterparty	Date	(000)	(Depreciation)

6.50%	—	Goldman Sachs International	1/12/38	$36	$(477	)(c)
6.50%	—	JPMorgan Chase Bank NA	1/12/38	$36	274	(c)
6.50%	—	JPMorgan Chase Bank NA	1/12/38	$107	(943	)(c)
5.50%	—	Goldman Sachs International	1/12/39	$101	(963	)(d)
—	5.50%	Barclays Bank Plc	1/12/39	$51	(187	)(d)
—	5.50%	Credit Suisse International	1/12/39	$51	(177	)(d)

Total					$(2,473)

(c)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

(d)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investment in Securities:
Long-Term Investments:
Common Stocks	$19,906,295	—	—	$19,906,295
Asset-Backed Securities	—	$628,799	$39,958	668,757
Corporate Bonds	—	3,220,519	—	3,220,519
Foreign Agency Obligations	—	100,817	—	100,817
Non-Agency Mortgage-Backed Securities	—	1,967,131	52,900	2,020,031
Taxable Municipal Bonds	—	253,748	—	253,748
U.S. Government Sponsored Agency Securities	—	13,715,541	—	13,715,541
U.S. Treasury Obligations	—	1,592,804	—	1,592,804
Capital Trusts	—	57,875	—	57,875
Short-Term Securities:
Borrowed Bond Agreements	—	98,875	—	98,875
Money Market Funds	472,253	—	—	472,253
Liabilities:
Investment in Securities:
Long-Term Investments:
TBA Sale Commitments	—	(9,799,688)	—	(9,799,688)
Borrowed Bonds	—	(94,805)	—	(94,805)

Total	$20,378,548	$11,741,616	$92,858	$32,213,022

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$2,284	—	$2,284
Interest rate contracts	$19,056	281,474	$274	300,804
Liabilities:
Credit contracts	—	(12,898)	—	(12,898)
Foreign currency exchange contracts	—	(2,917)	—	(2,917)
Interest rate contracts	(9,707)	(286,293)	(2,747)	(298,747)

Total	$9,349	$(18,350)	$(2,473)	$(11,474)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments December 31, 2010 (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

		Non-Agency
	Asset-	Mortgage-
	Backed	Backed
	Securities	Securities	Total

Assets:
Balance, as of December 31, 2009	$21,000	—	$21,000
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[2]	7,504	—	7,504
Purchases	39,958	$52,900	92,858
Sales	—	—	—
Transfers in3	—	—	—
Transfers out[3]	(28,504)	—	(28,504)

Balance, as of December 31, 2010	$39,958	$52,900	$92,858

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2010 was $0.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Interest Rate Contracts

	Assets	Liabilities	Total

Balance, as of December 31, 2009	—	$(4,301)	$(4,301)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	(8,913)	(8,913)
Net change in unrealized appreciation/depreciation[3]	—	4,205	4,205
Purchases	—	8,735	8,735
Sales	—	—	—
Transfers in4	$274	(2,473)	(2,199)
Transfers out[4]	—	—	—

Balance, as of December 31, 2010	$274	$(2,747)	$(2,473)

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivatives still held at December 31, 2010 was $4,205.

[4]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (cost—$39,306,493)	$41,883,027
Investments at value—affiliated (cost—$472,253)	472,253
Unrealized appreciation on swaps	33,983
Unrealized appreciation on foreign currency exchange contracts	2,284
Foreign currency at value (cost—$8,170)	8,632
TBA sale commitments receivable	9,811,246
Investments sold receivable	2,523,430
Interest receivable	98,879
Dividends receivable	13,738
Swaps premiums paid	9,681
Swaps receivable	1,648
Prepaid expenses	1,233
Other assets	26,528

Total assets	54,886,562

Liabilities:
TBA sale commitments at value (proceeds—$9,811,246)	9,799,688
Reverse repurchase agreements	1,945,466
Options written at value (premiums received—$263,326)	277,640
Borrowed bonds at value (proceeds—$98,101)	94,805
Unrealized depreciation on swaps	28,423
Unrealized depreciation on foreign currency exchange contracts	2,917
Investments purchased payable	13,031,240
Investment advisory fees payable	13,747
Swaps payable	7,872
Margin variation payable	4,584
Swap premiums received	3,635
Capital shares redeemed payable	1,123
Officer’s and Directors’ fees payable	231
Interest expense payable	213
Other affiliates payable	144
Other accrued expenses payable	33,414

Total liabilities	25,245,142

Net Assets	$29,641,420

Net Assets Consist of:
Paid-in capital	$33,475,055
Undistributed net investment income	101,737
Accumulated net realized loss	(6,557,835)
Net unrealized appreciation/depreciation	2,622,463

Net Assets	$29,641,420

Net Asset Value:
Class I—Based on net assets of $29,641,420 and 2,455,931 shares outstanding, 100 million shares authorized, $0.10 par value	$12.07

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Interest	$506,474
Dividends—unaffiliated	317,355
Dividends—affiliated	394

Total income	824,223

Expenses:
Investment advisory	164,972
Pricing	44,495
Professional	36,510
Custodian	32,051
Officer and Directors	19,250
Accounting services	10,945
Printing	5,708
Transfer agent	5,000
Miscellaneous	10,139

Total expenses excluding interest expense	329,070
Interest expense	14,018

Total expenses	343,088
Less fees waived by advisor	(175)

Total expenses after fees waived	342,913

Net investment income	481,310

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	1,942,976
Financial futures contracts	(126,222)
Swaps	(124,387)
Options written	131,778
Borrowed bonds	(3,775)
Foreign currency transactions	48,992

1,869,362

Net change in unrealized appreciation/depreciation on:
Investments	174,182
Financial futures contracts	(8,751)
Swaps	64,413
Options written	(72,141)
Borrowed bonds	3,296
Foreign currency transactions	(13,173)

147,826

Total realized and unrealized gain	2,017,188

Net Increase in Net Assets Resulting from Operations	$2,498,498

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$481,310	$663,748
Net realized gain	1,869,362	207,124
Net change in unrealized appreciation/depreciation	147,826	4,069,283

Net increase in net assets resulting from operations	2,498,498	4,940,155

Dividends to Shareholders From:
Net investment income	(531,530)	(674,974)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(3,823,503)	(4,958,378)

Net Assets:
Total decrease in net assets	(1,856,535)	(693,197)
Beginning of year	31,497,955	32,191,152

End of year	$29,641,420	$31,497,955

Undistributed net investment income	$101,737	$93,905

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010		2009		2008		2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$11.30		$9.79		$14.16		$13.76	$12.21

Net investment income[1]	0.18		0.22		0.29		0.31	0.26
Net realized and unrealized gain (loss)	0.81		1.53		(4.35)		0.42	1.59

Net increase (decrease) from investment operations	0.99		1.75		(4.06)		0.73	1.85

Dividends from net investment income	(0.22)		(0.24)		(0.31)		(0.33)	(0.30)

Net asset value, end of year	$12.07		$11.30		$9.79		$14.16	$13.76

Total Investment Return:[2]
Based on net asset value	8.76%		17.93%		(28.62)%		5.31%	15.14%

Ratios to Average Net Assets:
Total expenses	1.14%		1.08%		0.92%		0.75%	0.78%

Total expenses after fees waived	1.14%		1.07%		0.92%		0.75%	0.78%

Total expenses after fees waived and excluding interest expense	1.10%		1.07%		0.90%		0.75%	0.78%

Net investment income	1.60%		2.19%		2.37%		2.14%	2.03%

Supplemental Data:
Net assets, end of year (000)	$29,641		$31,498		$32,191		$56,550	$66,680

Portfolio turnover	730%	[3]	381%	[4]	344%	[5]	385%	112%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 547%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 263%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 260%.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Balanced Capital V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at its last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the US Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedule of Investments, if any.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund received cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of
December 31, 2010

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities		Liabilities
	Location	Value	Location	Value

Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$300,804	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Options written at value	$298,747

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	2,284	Unrealized depreciation on foreign currency exchange contracts	2,917

Credit contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	12,898

Total		$303,088		$314,562

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

The Effect of Derivative Instruments in the
Statement of Operations
Year Ended December 31, 2010

	Net Realized Gain (Loss) from
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Interest rate contracts	$(126,222)	$(40,005)	$113,372	—

Foreign currency exchange contracts	—	—	1,301	$50,748

Credit contracts	—	(94,396)	1,513	—

Other contracts	—	10,014	—	—

Total	$(126,222)	$(124,387)	$116,186	$50,748

	Net Change in Unrealized
	Appreciation/Depreciation on
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Interest rate contracts	$(8,751)	$12,720	$(47,703)	—

Foreign currency exchange contracts	—	—	—	$(13,930)

Credit contracts	—	51,693	—	—

Total	$(8,751)	$64,413	$(47,703)	$(13,930)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:

Average number of contracts purchased	12

Average number of contracts sold	15

Average notional value of contracts purchased	$1,785,781

Average notional value of contracts sold	$3,049,962

Foreign currency contracts:

Average number of contracts-US dollars purchased	8

Average number of contracts-US dollars sold	6

Average US dollar amounts purchased	$519,379

Average US dollar amounts sold	$503,859

Options:

Average number of options contracts purchased	4

Average number of options contracts written	5

Average notional value of options contracts purchased	$8,000

Average notional value of options contracts written	$7,500

Average number of swaptions contracts purchased	$18

Average number of swaptions contracts written	$28

Average notional value of swaptions contracts purchased	$4,750,000

Average notional value of swaptions contracts written	$4,950,000

Credit default swaps:

Average number of contracts-buy protection	23

Average number of contracts-sell protection	1

Average notional value-buy protection	$811,337

Average notional value-sell protection	$60,000

Interest rate swaps:

Average number of contracts-pays fixed rate	26

Average number of contracts-receives fixed rate	20

Average notional value-pays fixed rate	$5,228,766

Average notional value-receives fixed rate	$4,987,756

Total return swaps:

Average number of contracts	1

Average notional value	$50,000

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.55% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock Financial Management, Inc. (“BFM”), both affiliates of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the Manager $594 for certain accounting services, which are included in accounting services in the Statement of Operations.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

The Company entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent—class specific in the Statements of Operations.

Certain officers and/or trustees of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2010, were $185,196,876 and $179,444,816, respectively.

Purchases and sales of US government securities for the Fund for the year ended December 31, 2010 were $50,439,378 and $50,603,558, respectively.

For the year ended December 31, 2010, purchases and sales of mortgage dollar rolls were $57,827,543 and $57,885,334, respectively.

Transactions in options written for the year ended December 31, 2010, were as follows:

	Calls
		Swaptions
		Notional
	Options	Amount	Premiums
	Contracts	(000)	Received

Outstanding options, beginning of year	—	$2,900	$137,380

Options written	494	4,540	197,889

Options exercised	(5)	(2,600)	(120,170)

Options expired	(1)	(338)	(1,002)

Options closed	(487)	(1,902)	(86,570)

Outstanding options, end of year	1	$2,600	$127,527

	Puts
		Swaptions
		Notional
	Options	Amount	Premiums
	Contracts	(000)	Received

Outstanding options, beginning of year	11	$3,500	$149,709

Options written	168	5,740	205,821

Options expired	(5)	(3,818)	(123,329)

Options closed	(173)	(2,122)	(96,402)

Outstanding options, end of year	1	$3,300	$135,799

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

For the year ended December 31, 2010 the Fund’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury roll transactions was approximately $2,546,000 and the daily weighted average interest rate was 0.54%.

6.  Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2010 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions and net paydown gains were reclassified to the following accounts:

Undistributed net investment income	$58,052

Accumulated net realized loss	$(58,052)

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:
Ordinary income	$531,530	$674,974

As of December 31, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$100,435

Capital loss carryforwards	(6,422,992)

Net unrealized gains*	2,488,922

Total	$(3,833,635)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, the accounting for swap agreements and the classification of investments.

As of December 31, 2010, the Fund had a capital loss carryforward available to offset future realized gains through the indicated expiration dates:

Expires December 31,

2011	$617,737
2016	679,294
2017	5,125,961

Total	$6,422,992

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	2,134	$25,331

Shares issued to shareholders in reinvestment of dividends	44,605	531,530

Total issued	46,739	556,861

Shares redeemed	(377,598)	(4,380,364)

Net decrease	(330,859)	$(3,823,503)

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	8,776	$91,846

Shares issued to shareholders in reinvestment of dividends	60,368	674,974

Total issued	69,144	766,820

Shares redeemed	(569,940)	(5,725,198)

Net decrease	(500,796)	$(4,958,378)

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Balanced Capital V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Balanced Capital V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 26, 2011

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

December 31, 2010

Annual Report

BlackRock Basic Value V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period, the Fund underperformed its benchmark, the Russell 1000 Value Index, and the broad market S&P 500 Index. The following discussion of relative performance pertains to the Russell 1000 Value Index.

What factors influenced performance?

•	Stock selection in various sectors detracted from Fund performance during the period. In the information technology (IT) sector, holdings in semiconductors, software and computers & peripherals had a negative impact, with LSI Corp. and Hewlett-Packard Co. being the most notable detractors. The energy sector was pressured by the oil spill in the Gulf of Mexico, and our positions in Anadarko Petroleum Corp. and Noble Corp. hurt returns. Within consumer staples, underperformance was attributable to holdings of food product companies Unilever NV and Kimberly-Clark Corp. In industrials, holdings of machinery and aerospace & defense companies, including Raytheon Co., hindered performance. In the consumer discretionary sector, the Fund’s lack of exposure to the hotels, restaurants & leisure industry also detracted.

•	Conversely, the Fund’s positioning in other sectors aided performance during the period. Favorable allocation decisions and stock selection within telecommunication services (telecom) had a positive impact, with Qwest Communications International, Inc. being a notable contributor. A combination of stock selection and an underweight in utilities, particularly within electric companies and independent power producers, proved beneficial. In health care, stock selection and an underweight among health care providers contributed positively. Other individual stocks that delivered notable performance during the period include Halliburton Co., Fluor Corp., Xerox Corp., E.I. du Pont de Nemours & Co., while the avoidance of Berkshire Hathaway, Inc. proved beneficial.

Describe recent portfolio activity.

•	During the 12-month period, we added new names to the Fund, including Microsoft Corp., Devon Energy Corp., Sprint Nextel Corp., Hess Corp. and The Western Union Co. We reduced the Fund’s weighting in health care, consumer staples and consumer discretionary by trimming existing positions and selling UnitedHealth Group, Inc., Covidien Plc, Clorox Co. and Limited Brands, Inc.

Describe Fund positioning at period end.

•	As of the period end, relative to the benchmark index, the Fund was overweight in IT, materials, industrials, and energy, while it was underweight in financials, health care, and utilities. The Fund’s weighting in telecom, consumer discretionary and consumer staples was neutral to the index.

•	We maintain our cautiously optimistic stance. The economy has improved, but trails the level of growth typically seen at this point in the economic cycle. Despite strong cyclical tailwinds, some macro headwinds remain. Unemployment remains stubbornly high; state, local and federal budget deficits are worrisome; the financial system is still fragile; the deleveraging process will take time; and austerity measures in Europe could pressure corporate earnings. Given this backdrop, the Fund’s positioning is balanced, with our position in IT providing a cyclical posture, offset by more defensive positions in consumer staples and health care. We maintain a bias toward large-cap companies and globally exposed companies with the potential to benefit from the rapid growth seen in emerging markets economies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equities that Fund management believes are undervalued.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This index is a subset of Russell 1000 Index that consists of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.
Performance Summary as of December 31, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[5]	22.74%	12.80%	3.02%	4.25%

Class II Shares[5]	22.62	12.67	2.87	4.09

Class III Shares[5]	22.59	12.51	2.78	3.99	[6]

S&P 500 Index	23.27	15.06	2.29	1.41

Russell 1000 Value Index	21.74	15.51	1.28	3.26

[5]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	The returns for Class III Shares prior to May 25, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Fund Information as of December 31, 2010

Percent of
Investment Criteria	Long-Term Investments

Above-Average Yield	34%
Below-Average Price/Earnings Ratio	30
Low Price-to-Book Value	16
Price-to-Cash Flow	12
Price-to-Earnings Per Share	4
Special Situations	4

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,227.40	$3.71	$1,000.00	$1,021.87	$3.36	0.66%

Class II	$1,000.00	$1,226.20	$4.55	$1,000.00	$1,021.12	$4.13	0.81%

Class III	$1,000.00	$1,225.90	$5.11	$1,000.00	$1,020.61	$4.63	0.91%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Basic Value V.I. Fund Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Above-Average Yield — 36.6%

Aerospace & Defense — 1.6%
Honeywell International, Inc.	146,200	$7,771,992

Capital Markets — 1.9%
The Bank of New York Mellon Corp.	292,234	8,825,467

Chemicals — 1.5%
E.I. du Pont de Nemours & Co.	142,300	7,097,924

Commercial Banks — 0.7%
U.S. Bancorp	117,000	3,155,490

Diversified Financial Services — 3.6%
JPMorgan Chase & Co.	401,476	17,030,612

Diversified Telecommunication Services — 2.4%
AT&T Inc.	162,795	4,782,917
Verizon Communications, Inc.	185,700	6,644,346

		11,427,263

Electric Utilities — 1.5%
The Southern Co.	188,300	7,198,709

Food Products — 0.8%
General Mills, Inc.	105,200	3,744,068

Industrial Conglomerates — 5.1%
General Electric Co.	709,500	12,976,755
Tyco International Ltd.	264,800	10,973,312

		23,950,067

Metals & Mining — 2.1%
Alcoa, Inc. (a)	646,800	9,954,252

Multi-Utilities — 1.5%
Dominion Resources, Inc.	160,600	6,860,832

Oil, Gas & Consumable Fuels — 6.3%
Chevron Corp.	47,900	4,370,875
Exxon Mobil Corp.	270,600	19,786,272
Marathon Oil Corp.	154,100	5,706,323

		29,863,470

Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	61,900	1,639,112
Eli Lilly & Co.	119,500	4,187,280
Johnson & Johnson	32,400	2,003,940
Merck & Co., Inc.	287,681	10,368,023
Pfizer, Inc.	420,220	7,358,052

		25,556,407

Software — 2.2%
Microsoft Corp.	365,500	10,204,760

Total Above-Average Yield		172,641,313

Below-Average Price/Earnings Ratio — 32.3%

Aerospace & Defense — 1.5%
Northrop Grumman Corp.	106,200	6,879,636

Capital Markets — 2.8%
Morgan Stanley	486,900	13,248,549

Computers & Peripherals — 2.7%
Hewlett-Packard Co.	304,931	12,837,595

Diversified Financial Services — 3.5%
Bank of America Corp.	360,644	4,810,991
Citigroup, Inc. (b)	2,482,900	11,744,117

		16,555,108

Energy Equipment & Services — 2.0%
Noble Corp.	261,300	9,346,701

Food Products — 4.7%
Kraft Foods, Inc.	308,033	9,706,120
Unilever NV — ADR	393,000	12,340,200

		22,046,320

Insurance — 8.1%
ACE Ltd.	125,200	7,793,700
MetLife, Inc.	256,100	11,381,084
Prudential Financial, Inc.	104,200	6,117,582
The Travelers Cos., Inc.	230,508	12,841,600

		38,133,966

Media — 2.6%
Viacom, Inc., Class B	310,400	12,294,944

Metals & Mining — 1.2%
Nucor Corp.	132,600	5,810,532

Office Electronics — 1.1%
Xerox Corp.	441,600	5,087,232

Oil, Gas & Consumable Fuels — 2.1%
Devon Energy Corp.	127,700	10,025,727

Total Below-Average Price/Earnings Ratio		152,266,310

Low Price-to-Book Value — 16.9%

Aerospace & Defense — 1.5%
Raytheon Co.	156,900	7,270,746

Commercial Banks — 2.2%
Wells Fargo & Co.	329,000	10,195,710

Construction & Engineering — 1.6%
Fluor Corp.	114,000	7,553,640

Energy Equipment & Services — 1.3%
Halliburton Co.	152,700	6,234,741

Household Products — 2.2%
Kimberly-Clark Corp.	168,800	10,641,152

Insurance — 0.9%
Hartford Financial Services Group, Inc.	152,800	4,047,672

Media — 2.8%
Comcast Corp., Special Class A	366,700	7,631,027
Walt Disney Co.	145,600	5,461,456

		13,092,483

Metals & Mining — 0.9%
United States Steel Corp. (a)	75,100	4,387,342

Semiconductors & Semiconductor Equipment — 3.5%
LSI Corp. (b)	2,722,200	16,305,978

Total Low Price-to-Book Value		79,729,464

Price-to-Cash Flow — 13.0%

Construction & Engineering — 0.5%
Jacobs Engineering Group, Inc. (b)	51,600	2,365,860

Diversified Telecommunication Services — 1.1%
Qwest Communications International, Inc.	695,600	5,293,516

Food & Staples Retailing — 2.0%
The Kroger Co.	412,800	9,230,208

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc. BlackRock Basic Value V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Price-to-Cash Flow (concluded)

IT Services — 1.4%
The Western Union Co.	359,000	$6,666,630

Media — 2.2%
Time Warner, Inc.	325,333	10,465,963

Oil, Gas & Consumable Fuels — 3.5%
Hess Corp.	119,700	9,161,838
Peabody Energy Corp.	115,100	7,364,098

		16,525,936

Wireless Telecommunication Services — 2.3%
Sprint Nextel Corp. (b)	2,483,800	10,506,474

Total Price-to-Cash Flow		61,054,587

Price-to-Earnings Per Share — 4.9%

Automobiles — 0.6%
General Motors Co. (b)	76,100	2,805,046

Biotechnology — 1.1%
Amgen, Inc. (b)	94,600	5,193,540

Communications Equipment — 1.5%
Motorola, Inc. (b)	772,700	7,008,389

Food Products — 0.8%
Archer-Daniels-Midland Co.	126,500	3,805,120

Health Care Equipment & Supplies — 0.9%
Baxter International, Inc.	83,600	4,231,832

Total Price-to-Earnings Per Share		23,043,927

Special Situations — 4.2%

IT Services — 2.6%
International Business Machines Corp.	84,610	12,417,364

Semiconductors & Semiconductor Equipment — 1.6%
Intel Corp.	346,100	7,278,483

Total Special Situations		19,695,847

Total Long-Term Investments (Cost — $435,655,121) — 107.9%		508,431,448

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (c)(d)	4,642,695	4,642,695

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.44% (c)(d)(e)	$2,690	2,690,400

Total Short-Term Securities (Cost — $7,333,095) — 1.6%		7,333,095

Total Investments (Cost — $442,988,216*) — 109.5%		515,764,543

Liabilities in Excess of Other Assets — (9.5)%		(44,749,675)

Net Assets — 100.0%		$471,014,868

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$458,360,186

Gross unrealized appreciation	$62,964,218
Gross unrealized depreciation	(5,559,861)

Net unrealized appreciation	$57,404,357

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/		Shares/
	Beneficial		Beneficial
	Interest		Interest
	Held at		Held at
	December 31,	Net	December 31,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	—	4,642,695	4,642,695	$5,985
BlackRock Liquidity Series, LLC Money Market Series	$19,171,844	$(16,481,444)	$2,690,400	$8,124

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Schedule of Investments December 31, 2010 (concluded)

other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets: Investments in Securities:
Long-Term Investments:
Aerospace & Defense	$21,922,374	—	—	$21,922,374
Automobiles	2,805,046	—	—	2,805,046
Biotechnology	5,193,540	—	—	5,193,540
Capital Markets	22,074,016	—	—	22,074,016
Chemicals	7,097,924	—	—	7,097,924
Commercial Banks	13,351,200	—	—	13,351,200
Communications Equipment	7,008,389	—	—	7,008,389
Computers & Peripherals	12,837,595	—	—	12,837,595
Construction & Engineering	9,919,500	—	—	9,919,500
Diversified Financial Services	33,585,720	—	—	33,585,720
Diversified Telecommunication Services	16,720,779	—	—	16,720,779
Electric Utilities	7,198,709	—	—	7,198,709
Energy Equipment & Services	15,581,442	—	—	15,581,442
Food & Staples Retailing	9,230,208	—	—	9,230,208
Food Products	29,595,508	—	—	29,595,508
Health Care Equipment & Supplies	4,231,832	—	—	4,231,832
Household Products	10,641,152	—	—	10,641,152
IT Services	19,083,994	—	—	19,083,994
Industrial Conglomerates	23,950,067	—	—	23,950,067
Insurance	42,181,639	—	—	42,181,639
Media	35,853,390	—	—	35,853,390
Metals & Mining	20,152,126	—	—	20,152,126
Multi-Utilities	6,860,832	—	—	6,860,832
Office Electronics	5,087,232	—	—	5,087,232
Oil, Gas & Consumable Fuels	56,415,132	—	—	56,415,132
Pharmaceuticals	25,556,407	—	—	25,556,407
Semiconductors & Semiconductor Equipment	23,584,461	—	—	23,584,461
Software	10,204,760	—	—	10,204,760
Wireless Telecommunication Services	10,506,474	—	—	10,506,474
Short-Term Securities	4,642,695	$2,690,400	—	7,333,095

Total	$513,074,143	$2,690,400	—	$515,764,543

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (including securities loaned of $2,596,891) (cost—$435,655,121)	$508,431,448
Investments at value—affiliated (cost—$7,333,095)	7,333,095
Capital shares sold receivable	9,401,753
Investments sold receivable	2,271,025
Dividends receivable	643,979
Securities lending income receivable—affiliated	694
Prepaid expenses	15,351

Total assets	528,097,345

Liabilities:
Collateral on securities loaned at value	2,690,400
Capital shares redeemed payable	54,045,510
Investment advisory fees payable	258,171
Distribution fees payable	7,155
Other affiliates payable	2,217
Officer’s and Directors’ fees payable	603
Other accrued expenses payable	78,421

Total liabilities	57,082,477

Net Assets	$471,014,868

Net Assets Consist of:
Paid-in capital	$512,362,891
Undistributed net investment income	675,906
Accumulated net realized loss	(114,800,256)
Net unrealized appreciation/depreciation	72,776,327

Net Assets	$471,014,868

Net Asset Value:
Class I—Based on net assets of $433,248,839 and 36,271,288 shares outstanding, 300 million shares authorized, $0.10 par value	$11.94

Class II—Based on net assets of $8,948,121 and 751,152 shares outstanding, 100 million shares authorized, $0.10 par value	$11.91

Class III—Based on net assets of $28,817,908 and 2,423,880 shares outstanding, 100 million shares authorized, $0.10 par value	$11.89

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Dividends—unaffiliated	$11,118,798
Foreign taxes withheld	(79,020)
Securities lending—affiliated	8,124
Dividends—affiliated	5,985

Total income	11,053,887

Expenses:
Investment advisory	2,964,543
Distribution—Class II	13,379
Distribution—Class III	63,078
Accounting services	117,795
Printing	63,489
Professional	58,739
Custodian	39,558
Officer and Directors	29,229
Transfer agent—Class I	4,655
Transfer agent—Class II	90
Transfer agent—Class III	255
Miscellaneous	25,544

Total expenses	3,380,354
Less fees waived by advisor	(2,451)

Total expenses after fees waived	3,377,903

Net investment income	7,675,984

Realized and Unrealized Gain:
Net realized gain from investments	26,366,978
Net change in unrealized appreciation/depreciation on investments	24,056,228

Total realized and unrealized gain	50,423,206

Net Increase in Net Assets Resulting from Operations	$58,099,190

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$7,675,984	$9,269,517
Net realized gain (loss)	26,366,978	(64,422,956)
Net change in unrealized appreciation/depreciation	24,056,228	174,839,099

Net increase in net assets resulting from operations	58,099,190	119,685,660

Dividends to Shareholders From:
Net investment income:
Class I	(7,267,580)	(8,695,626)
Class II	(123,919)	(165,340)
Class III	(378,042)	(363,058)

Decrease in net assets resulting from dividends to shareholders	(7,769,541)	(9,224,024)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(97,664,027)	(8,390,148)

Net Assets:
Total increase (decrease) in net assets	(47,334,378)	102,071,488
Beginning of year	518,349,246	416,277,758

End of year	$471,014,868	$518,349,246

Undistributed net investment income	$675,906	$769,463

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$10.75	$8.35	$13.86	$15.91	$14.77

Net investment income[1]	0.17	0.20	0.24	0.23	0.24
Net realized and unrealized gain (loss)	1.20	2.40	(5.34)	0.07	2.97

Net increase (decrease) from investment operations	1.37	2.60	(5.10)	0.30	3.21

Dividends and distributions from:
Net investment income	(0.18)	(0.20)	(0.28)	(0.25)	(0.27)
Net realized gain	—	—	(0.13)	(2.10)	(1.80)

Total dividends and distributions	(0.18)	(0.20)	(0.41)	(2.35)	(2.07)

Net asset value, end of year	$11.94	$10.75	$8.35	$13.86	$15.91

Total Investment Return:[2]
Based on net asset value	12.80%	31.14%	(36.77)%	1.82%	21.86%

Ratios to Average Net Assets:
Total expenses	0.67%	0.68%	0.68%	0.67%	0.67%

Total expenses after fees waived	0.67%	0.68%	0.68%	0.67%	0.67%

Net investment income	1.57%	2.17%	2.08%	1.37%	1.53%

Supplemental Data:
Net assets, end of year (000)	$433,249	$486,440	$391,301	$810,621	$969,759

Portfolio turnover	56%	43%	49%	37%	25%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$10.72	$8.33	$13.81	$15.86	$14.73

Net investment income[1]	0.15	0.18	0.22	0.20	0.22
Net realized and unrealized gain (loss)	1.21	2.39	(5.32)	0.07	2.96

Net increase (decrease) from investment operations	1.36	2.57	(5.10)	0.27	3.18

Dividends and Distributions from:
Net investment income	(0.17)	(0.18)	(0.25)	(0.22)	(0.25)
Net realized gain	—	—	(0.13)	(2.10)	(1.80)

Total dividends and distributions	(0.17)	(0.18)	(0.38)	(2.32)	(2.05)

Net asset value, end of year	$11.91	$10.72	$8.33	$13.81	$15.86

Total Investment Return:[2]
Based on net asset value	12.67%	30.91%	(36.83)%	1.64%	21.67%

Ratios to Average Net Assets:
Total expenses	0.82%	0.84%	0.83%	0.82%	0.82%

Total expenses after fees waived	0.82%	0.84%	0.83%	0.82%	0.82%

Net investment income	1.42%	2.03%	1.92%	1.22%	1.38%

Supplemental Data:
Net assets, end of year (000)	$8,948	$9,611	$9,192	$20,427	$28,254

Portfolio turnover	56%	43%	49%	37%	25%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$10.71	$8.32	$13.80	$15.86	$14.74

Net investment income[1]	0.14	0.17	0.21	0.18	0.20
Net realized and unrealized gain (loss)	1.20	2.40	(5.30)	0.08	2.97

Net increase (decrease) from investment operations	1.34	2.57	(5.09)	0.26	3.17

Dividends and distributions from:
Net investment income	(0.16)	(0.18)	(0.26)	(0.22)	(0.25)
Net realized gain	—	—	(0.13)	(2.10)	(1.80)

Total dividends and distributions	(0.16)	(0.18)	(0.39)	(2.32)	(2.05)

Net asset value, end of year	$11.89	$10.71	$8.32	$13.80	$15.86

Total Investment Return:[2]
Based on net asset value	12.51%	30.87%	(36.91)%	1.53%	21.59%

Ratios to Average Net Assets:
Total expenses	0.92%	0.93%	0.93%	0.92%	0.92%

Total expenses after fees waived	0.92%	0.93%	0.93%	0.92%	0.92%

Net investment income	1.33%	1.91%	1.87%	1.12%	1.30%

Supplemental Data:
Net assets, end of year (000)	$28,818	$22,298	$15,784	$23,265	$17,042

Portfolio turnover	56%	43%	49%	37%	25%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Basic Value V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commissions (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.60% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the Manager $9,224 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent—class specific in the Statements of Operations.

The Company received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2010, BIM received $1,963 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Company reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2010, were $271,819,925 and $320,267,851, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

5.  Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$7,769,541	$9,224,024

As of December 31, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$675,906

Capital loss carryforwards	(99,428,286)

Net unrealized gains*	57,404,357

Total	$(41,348,023)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2010, the Fund had a capital loss carryforward available to offset future realized gains through the indicated expiration dates:

Expires December 31,

2016	$8,637,774
2017	90,790,512

Total	$99,428,286

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	2,543,526	$28,486,963

Shares issued to shareholders in reinvestment of dividends	617,334	7,267,580

Total issued	3,160,860	35,754,543

Shares redeemed	(12,127,780)	(135,640,540)

Net decrease	(8,966,920)	$(99,885,997)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	4,886,061	$47,505,303

Shares issued to shareholders in reinvestment of dividends	810,927	8,695,626

Total issued	5,696,988	56,200,929

Shares redeemed	(7,327,219)	(64,384,209)

Net decrease	(1,630,231)	$(8,183,280)

Class II Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	7,790	$82,649

Shares issued to shareholders in reinvestment of dividends	10,576	123,919

Total issued	18,366	206,568

Shares redeemed	(163,329)	(1,784,988)

Net decrease	(144,963)	$(1,578,420)

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	5,752	$45,785

Shares issued to shareholders in reinvestment of dividends	15,493	165,340

Total issued	21,245	211,125

Shares redeemed	(228,790)	(2,061,624)

Net decrease	(207,545)	$(1,850,499)

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	1,000,484	$10,937,532

Shares issued to shareholders in reinvestment of dividends	32,329	378,042

Total issued	1,032,813	11,315,574

Shares redeemed	(691,309)	(7,515,184)

Net increase	341,504	$3,800,390

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	631,063	$5,595,576

Shares issued to shareholders in reinvestment of dividends	34,020	363,058

Total issued	665,083	5,958,634

Shares redeemed	(480,043)	(4,315,003)

Net increase	185,040	$1,643,631

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Basic Value V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 18, 2011

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

December 31, 2010

Annual Report

BlackRock Capital Appreciation V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	During the period, the Fund’s name was changed from BlackRock Fundamental Growth V.I. Fund to BlackRock Capital Appreciation V.I. Fund. The Fund did not, however, change its investment objective or principal investment strategies.

•	For the 12-month period ended December 31, 2010, the Fund outperformed its benchmark, the Russell 1000 Growth Index. The Fund also outperformed the S&P 500 Index. The following discussion of relative performance pertains to the Russell 1000 Growth Index.

What factors influenced performance?

•	During the period, performance benefited from an early identification of the major enterprise information technology (IT) architecture shift toward cloud computing. Several particular holdings across different IT industries, including Salesforce.com, Inc., F5 Networks, Inc. and NetApp, Inc., appreciated sharply as they are experiencing very high growth rates as a result of this trend.

•	The consumer discretionary sector also offered many compelling growth opportunities in 2010. The Fund was particularly successful with investments in companies with new product expansions, including Las Vegas Sands Corp. and Netflix, Inc. The Fund’s investments in industrials also performed very well largely due to positions in machinery.

•	Conversely, stock selection in the health care sector proved to be the largest detractor during the period, with Covance, Inc., Lincare Holdings, Inc. and Dendreon Corp. posting notable declines.

•	In addition, the financials sector also detracted from relative returns, as frequent developments regarding financial regulation introduced volatility to the sector and adversely impacted select holdings (notably, Wells Fargo & Co. and Moody’s Corp).

Describe recent portfolio activity.

•	During the 12-month period, we continued to position the Fund more opportunistically, with increases in consumer discretionary and industrials coming at the expense of the health care and consumer staples sectors.

Describe Fund positioning at period end.

•	At period end, the Fund held notable overweight positions in consumer discretionary and industrials, and was substantially underweight in energy and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a diversified portfolio consisting of primarily common stock of US companies that Fund management believes have shown above-average rates of growth earnings over the long term.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]	This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth values.
Performance Summary as of December 31, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[5]	29.81%	19.53%	4.36%	0.77%

Class III Shares[5,6]	29.73	19.33	4.11	0.52

S&P 500 Index	23.27	15.06	2.29	1.41

Russell 1000 Growth Index	26.37	16.71	3.75	0.02

[5]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Fund Information as of December 31, 2010

Percent of
Sector Allocations	Long-Term Investments

Information Technology	34%
Consumer Discretionary	18
Industrials	16
Health Care	9
Energy	8
Consumer Staples	7
Materials	4
Financials	2
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,298.10	$4.23	$1,000.00	$1,021.52	$3.72	0.73%

Class III	$1,000.00	$1,297.30	$5.73	$1,000.00	$1,020.21	$5.04	0.99%

[1]	For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund

Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.2%
Boeing Co.	39,100	$2,551,666
General Dynamics Corp.	41,200	2,923,552

		5,475,218

Air Freight & Logistics — 1.9%
United Parcel Service, Inc., Class B	66,100	4,797,538

Airlines — 2.4%
Delta Air Lines, Inc. (a)	338,300	4,262,580
United Continental Holdings Inc. (a)	69,400	1,653,108

		5,915,688

Auto Components — 0.6%
Johnson Controls, Inc.	36,900	1,409,580

Automobiles — 1.9%
Ford Motor Co. (a)	136,700	2,295,193
General Motors Co. (a)	64,800	2,388,528

		4,683,721

Beverages — 2.2%
The Coca-Cola Co.	82,400	5,419,448

Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc. (a)	24,600	1,981,530
Dendreon Corp. (a)	55,200	1,927,584

		3,909,114

Capital Markets — 0.7%
Jefferies Group, Inc. New Shares	69,800	1,858,774

Chemicals — 1.6%
Ecolab, Inc.	32,200	1,623,524
Monsanto Co.	35,400	2,465,256

		4,088,780

Communications Equipment — 4.5%
F5 Networks, Inc. (a)	18,500	2,407,960
Juniper Networks, Inc. (a)	34,900	1,288,508
QUALCOMM, Inc.	152,700	7,557,123

		11,253,591

Computers & Peripherals — 6.6%
Apple, Inc. (a)	40,600	13,095,936
NetApp, Inc. (a)	60,300	3,314,088

		16,410,024

Construction & Engineering — 0.8%
Fluor Corp.	31,400	2,080,564

Diversified Financial Services — 1.2%
Moody’s Corp. (b)	108,500	2,879,590

Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	66,100	2,365,058

Energy Equipment & Services — 3.0%
Halliburton Co.	48,200	1,968,006
Schlumberger Ltd.	65,800	5,494,300

		7,462,306

Food & Staples Retailing — 1.2%
Whole Foods Market, Inc. (a)	60,300	3,050,577

Health Care Providers & Services — 2.5%
Express Scripts, Inc. (a)	71,900	3,886,195
Lincare Holdings, Inc.	89,200	2,393,236

		6,279,431

Health Care Technology — 1.1%
Cerner Corp. (a)	29,100	2,756,934

Hotels, Restaurants & Leisure — 4.4%
Ctrip.com International Ltd. — ADR (a)	60,800	2,459,360
Las Vegas Sands Corp. (a)	73,200	3,363,540
Starbucks Corp.	89,400	2,872,422
Starwood Hotels & Resorts Worldwide, Inc.	35,900	2,182,002

		10,877,324

Household Durables — 0.8%
Stanley Black & Decker, Inc.	28,300	1,892,421

Household Products — 2.8%
The Procter & Gamble Co.	108,500	6,979,805

IT Services — 1.6%
Accenture Plc	24,200	1,173,458
Cognizant Technology Solutions Corp. (a)	38,600	2,828,994

		4,002,452

Internet & Catalog Retail — 3.2%
Amazon.com, Inc. (a)	31,600	5,688,000
Netflix, Inc. (a)	12,500	2,196,250

		7,884,250

Internet Software & Services — 4.9%
Akamai Technologies, Inc. (a)	37,900	1,783,195
Baidu.com, Inc. — ADR (a)	20,600	1,988,518
Google, Inc., Class A (a)	14,100	8,374,977

		12,146,690

Life Sciences Tools & Services — 2.4%
Covance, Inc. (a)	47,800	2,457,398
Illumina, Inc. (a)	53,400	3,382,356

		5,839,754

Machinery — 6.2%
Caterpillar, Inc.	14,300	1,339,338
Danaher Corp.	126,400	5,962,288
Joy Global, Inc.	28,000	2,429,000
PACCAR, Inc.	81,500	4,679,730
Terex Corp. (a)	35,000	1,086,400

		15,496,756

Media — 1.3%
Walt Disney Co.	82,700	3,102,077

Metals & Mining — 2.0%
Agnico-Eagle Mines Ltd.	13,000	997,100
Freeport-McMoRan Copper & Gold, Inc., Class B	32,400	3,890,916

		4,888,016

Multiline Retail — 2.8%
Kohl’s Corp. (a)	53,700	2,918,058
Target Corp.	68,400	4,112,892

		7,030,950

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Schedule of Investments December 31, 2010 (concluded)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels — 4.2%
Anadarko Petroleum Corp.	71,900	$5,475,904
Massey Energy Co.	90,400	4,849,960

		10,325,864

Pharmaceuticals — 1.0%
Allergan, Inc.	36,400	2,499,588

Professional Services — 1.2%
Manpower, Inc.	47,200	2,962,272

Semiconductors & Semiconductor Equipment — 4.0%
Broadcom Corp., Class A	60,600	2,639,130
Cree, Inc. (a)	48,800	3,215,432
Lam Research Corp. (a)	42,700	2,211,006
Micron Technology, Inc. (a)	247,300	1,983,346

		10,048,914

Software — 9.1%
Check Point Software Technologies Ltd. (a)	93,300	4,316,058
Microsoft Corp.	152,900	4,268,968
Oracle Corp.	117,600	3,680,880
Red Hat, Inc. (a)	76,300	3,483,095
Salesforce.com, Inc. (a)	32,700	4,316,400
VMware, Inc. (a)	28,500	2,533,935

		22,599,336

Specialty Retail — 1.6%
Home Depot, Inc.	79,400	2,783,764
Urban Outfitters, Inc. (a)	36,600	1,310,646

		4,094,410

Wireless Telecommunication Services — 0.6%
NII Holdings, Inc. (a)	35,900	1,603,294

Total Long-Term Investments (Cost — $170,355,130) — 91.1%		226,370,109

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17%, (c)(d)	1,044,215	1,044,215

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.44% (c)(d)(e)	$2,659	2,659,250

Total Short-Term Securities (Cost — $3,703,465) — 1.5%		3,703,465

Total Investments (Cost — $174,058,596*) — 92.6%		230,073,574
Other Assets Less Liabilities — 7.4%		18,497,315

Net Assets — 100.0%		$248,570,889

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$174,700,101

Gross unrealized appreciation	$56,684,297
Gross unrealized depreciation	(1,310,824)

Net unrealized appreciation	$55,373,473

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/		Shares/
	Beneficial		Beneficial
	Interest Held at		Interest Held at
	December 31,	Net	December 31,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	9,761,409	(8,717,194)	1,044,215	$3,159
BlackRock Liquidity Series, LLC Money Market Series	$9,839,750	$(7,180,500)	$2,659,250	$12,261

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$226,370,109	—	—	$226,370,109
Short-Term Securities	1,044,215	$2,659,250	—	3,703,465

Total	$227,414,324	$2,659,250	—	$230,073,574

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (including securities loaned of $2,566,418) (cost—$170,355,130)	$226,370,109
Investments at value—affiliated (cost—$3,703,465)	3,703,465
Capital shares sold receivable	21,488,624
Investments sold receivable	182,927
Dividends receivable	75,205
Securities lending income receivable—affiliated	852
Prepaid expenses	3,660

Total assets	251,824,842

Liabilities:
Collateral on securities loaned at value	2,659,250
Investments purchased payable	392,570
Investment advisory fees payable	124,404
Capital shares redeemed payable	30,253
Other affiliates payable	899
Officer’s and Directors’ fees payable	364
Distribution fees payable	279
Other accrued expenses payable	45,934

Total liabilities	3,253,953

Net Assets	$248,570,889

Net Assets Consist of:
Paid-in capital	$203,557,828
Undistributed net investment income	5
Accumulated net realized loss	(11,004,403)
Net unrealized appreciation/depreciation	56,017,459

Net Assets	$248,570,889

Net Asset Value:
Class I—Based on net assets of $248,090,473 and 28,872,435 shares outstanding, 100 million shares authorized, $0.10 par value	$8.59

Class III—Based on net assets of $480,416 and 55,915 shares outstanding, 100 million shares authorized, $0.10 par value	$8.59

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Dividends—unaffiliated	$1,888,223
Foreign taxes withheld	(1,671)
Securities lending—affiliated	12,261
Dividends—affiliated	3,159

Total income	1,901,972

Expenses:
Investment advisory	1,292,607
Distribution—Class III	279
Accounting services	47,419
Professional	41,492
Printing	24,622
Officer and Directors	22,729
Custodian	21,798
Transfer agent—Class I	4,998
Transfer agent—Class III	2
Registration	2,741
Miscellaneous	14,453

Total expenses	1,473,140
Less fees waived by advisor	(1,202)

Total expenses after fees waived	1,471,938

Net investment income	430,034

Realized and Unrealized Gain:
Net realized gain from investments	18,371,378

Net change in unrealized appreciation/depreciation on:
Investments	18,420,868
Foreign currency transactions	991

18,421,859

Total realized and unrealized gain	36,793,237

Net Increase in Net Assets Resulting from Operations	$37,223,271

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$430,034	$647,317
Net realized gain	18,371,378	5,703,278
Net change in unrealized appreciation/depreciation	18,421,859	47,227,326

Net increase in net assets resulting from operations	37,223,271	53,577,921

Dividends to Shareholders From:
Net investment income:
Class I	(431,679)	(653,454)
Class III	(637)	—

Decrease in net assets resulting from dividends to shareholders	(432,316)	(653,454)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	9,215,702	57,703,679

Net Assets:
Total increase in net assets	46,006,657	110,628,146
Beginning of year	202,564,232	91,936,086

End of year	$248,570,889	$202,564,232

Undistributed net investment income	$5	$2,287

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$7.20	$5.31	$8.75	$8.22	$7.91

Net investment income[1]	0.02	0.03	0.03	0.02	0.05
Net realized and unrealized gain (loss)	1.39	1.88	(3.43)	1.56	0.31

Net increase (decrease) from investment operations	1.41	1.91	(3.40)	1.58	0.36

Dividends and distributions from:
Net investment income	(0.02)	(0.02)	(0.03)	(0.04)	(0.05)
Net realized gain	—	—	(0.01)	(1.01)	—

Total dividends and distributions	(0.02)	(0.02)	(0.04)	(1.05)	(0.05)

Net asset value, end of year	$8.59	$7.20	$5.31	$8.75	$8.22

Total Investment Return:[2]
Based on net asset value	19.53%	36.01%	(38.84)%	19.08%	4.54%

Ratios to Average Net Assets:
Total expenses	0.74%	0.78%	0.77%	0.79%	0.75%

Total expenses after fees waived	0.74%	0.78%	0.77%	0.79%	0.75%

Net investment income	0.22%	0.42%	0.40%	0.29%	0.58%

Supplemental Data:
Net assets, end of year (000)	$248,090	$202,564	$91,936	$159,288	$114,681

Portfolio turnover	76%	102%	141%	102%	69%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Financial Highlights (concluded)

	Class III
	Period					Period
	June 15, 2010[1]		For the Year Ended December 31,			September 30, 2004[3]
	to December 31, 2010		2007[2]	2006	2005	to December 31, 2004

Per Share Operating Performance:
Net asset value, beginning of period	$7.11		$8.22	$7.92	$7.40	$6.83

Net investment income[4]	—	[5]	0.01	0.05	0.04	0.05
Net realized and unrealized gain	1.49		1.55	0.30	0.52	0.57

Net increase from investment operations	1.49		1.56	0.35	0.56	0.62

Dividends and distributions from:
Net investment income	(0.01)		(0.02)	(0.05)	(0.04)	(0.05)
Net realized gain	—		(1.01)	—	—	—

Total dividends and distributions	(0.01)		(1.03)	(0.05)	(0.04)	(0.05)

Net asset value, end of period	$8.59		$8.75	$8.22	$7.92	$7.40

Total Investment Return:[6]
Based on net asset value	20.98%	[7]	18.84%	4.41%	7.63%	9.14%	[7]

Ratios to Average Net Assets:
Total expenses	0.99%	[8]	1.01%	0.76%	0.76%	0.74%	[8]

Total expenses after fees waived	0.99%	[8]	1.01%	0.76%	0.76%	0.74%	[8]

Net investment income (loss)	(0.06)%[8]		0.06%	0.57%	0.58%	2.79%	[8]

Supplemental Data:
Net assets, end of period (000)	$480		— [2]	$1	$1	$1

Portfolio turnover	76%		102%	69%	82%	78%

[1]	Recommencement of operations.

[2]	There were no Class III shares outstanding as of December 31, 2007 and during the years ended December 31, 2008 and December 31, 2009.

[3]	Commencement of operations.

[4]	Based on average shares outstanding.

[5]	Amount is less than $(0.01) per share.

[6]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]	Annualized.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Capital Appreciation V.I. Fund (the “Fund”) (formerly BlackRock Fundamental Growth V.I. Fund), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. All Class III Shares were redeemed on December 31, 2007. Effective June 15, 2010, the Fund reissued Class III Shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (the“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.65% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the Manager $3,668 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rate 0.25% based upon the average daily net assets attributable to Class III.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly-owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, record keeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent—class specific in the Statement of Operations.

The Company received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2010, BIM received $3,051 in

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2010, were $149,678,310 and $162,479,870, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

5.  Income Tax Information

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$432,316	$653,454

As of December 31, 2010, the tax components of accumulated net gains were as follows:

Undistributed ordinary income	$5

Capital loss carryforwards	(10,362,898)

Net unrealized gains*	55,375,954

Total	$45,013,061

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2010, the Fund had capital loss carryforwards in the amount of $10,362,898 available to offset future realized gains, which expires December 31, 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2010, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	4,926,312	$39,705,944

Shares issued to shareholders in reinvestment of dividends	50,195	431,679

Total issued	4,976,507	40,137,623

Shares redeemed	(4,218,872)	(31,348,938)

Net increase	757,635	$8,788,685

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	16,491,442	$93,098,814

Shares issued to shareholders in reinvestment of dividends	89,958	653,454

Total issued	16,581,400	93,752,268

Shares redeemed	(5,789,264)	(36,048,589)

Net increase	10,792,136	$57,703,679

Class III Shares
Period June 15, 2010[1] to December 31, 2010	Shares	Amount

Shares sold	59,044	$453,188

Shares issued to shareholders in reinvestment of dividends	74	637

Total issued	59,118	453,825

Shares redeemed	(3,203)	(26,808)

Net increase	55,915	$427,017

1 Recommencement of operations.

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Capital Appreciation V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Capital Appreciation V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Capital Appreciation V.I. Fund (formerly known as BlackRock Fundamental Growth V.I. Fund), one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Capital Appreciation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 18, 2011

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

December 31, 2010

Annual Report

BlackRock Equity Dividend V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	As of October 1, 2010, the Fund changed its name from BlackRock Utilities & Telecommunications V.I. Fund to BlackRock Equity Dividend V.I. Fund. Along with the name change, the Fund also changed its investment objective and strategy to a more diversified, dividend-focused strategy. Effective October 1, 2010, under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend-paying securities, choosing investments that it believes will both increase in value over the long term and provide current income. The Fund generally focuses on large cap securities. Accordingly, the Fund has changed the benchmark against which it measures its performance from a custom benchmark, comprised of 70% S&P Utility Index and 30% S&P Telecommunication Services Index, to the Russell 1000 Value Index. The Fund’s management believes the Russell 1000 Value Index is more relevant to the Fund’s new investment strategy. The Fund will also continue to compare its performance to the broad-market Standard & Poor’s (S&P) 500 Index.

•	For the 12-month period ended December 31, 2010, the Fund posted a double-digit positive return. For the first nine months of the period through September 30, 2010, the Fund underperformed its custom utility and telecommunications benchmark and the S&P 500 Index. For the three months following the strategy change through the end of the reporting period, the Fund underperformed its performance benchmark, the Russell 1000 Value Index, and the S&P 500 Index. The following discussion of relative performance of the former strategy pertains to its custom utility and telecommunications benchmark, while the discussion regarding the equity dividend strategy pertains to the Russell 1000 Value Index.

What factors influenced performance?

•	For the first nine months of the period through September 30, 2010, the Fund underperformed its custom utility and telecommunications benchmark due to an allocation outside of the benchmark in the oil, gas & consumable fuels industry; an overweight in the independent power producers industry; and an allocation outside of the benchmark in the industrials sector. Additionally, stock selection within the multi-utilities industry weighed on relative returns for the nine-month period. On the positive side, the Fund benefited primarily from security selection in the independent power producers industry, an overweight in the wireless telecommunications industry, and stock selection in the diversified telecommunications industry.

•	For the three months following the strategy change through the end of the reporting period, the Fund underperformed the Russell 1000 Value Index primarily due to weak security selection in the energy sector. Also detracting from performance was a combination of security selection and an overweight in the consumer staples sector. Stock selection in the utilities, industrials and materials sectors further weighed on relative returns during the three-month period, as did a combination of a strong underweight and weak security selection in the consumer discretionary sector. In general, security selection across many sectors was negatively impacted by not owning lower-capitalized, more “growth-oriented” companies within the Russell 1000 Value Index, as small-caps outperformed large-caps and growth outperformed value during the three-month period. Conversely, the Fund’s relative performance was aided primarily by an underweight position in the health care sector. The Fund also benefited from overweights in the energy, industrials and materials sectors, as these sectors continued to benefit from growing consumption and industrialization trends around the world. Individual security selection in the telecommunication services sector also added meaningfully to performance.

Describe recent portfolio activity.

•	As detailed above, during the reporting period the Fund changed its name, strategy and benchmark. Following the transition to a more diversified, dividend-focused portfolio, there were relatively few changes to the Fund’s overall positioning. However, given the management team’s views about a prospective economic recovery and a higher level of general confidence in the equity market, we pursued investment opportunities in the consumer discretionary, financials and industrials sectors. We believe select companies in these sectors are better positioned for a steadier-growth, recovering economic climate.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

Describe Fund positioning at period-end.

•	At period end, the Fund remains positioned to benefit from both domestic and global economic growth, stronger worldwide demand for raw materials and increasing levels of free cash flow at the company level. Our focus continues to be on the balance between growing, reliable dividend income and stable capital appreciation, as companies and markets progressively gain structure and momentum in 2011.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Total Return Based on a $10,000 Investment

[1]	Effective October 1, 2010, the Fund seeks to achieve its objective by investing in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.
[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.
[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[4]	This unmanaged index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.
[5]	This composite index is comprised 70% of the S&P 500 Utilities Index and 30% of the S&P 500 Telecommunication Services Index, which is comprised of all stocks designed to measure the performance of telecommunication services companies within the S&P 500 Index.
[6]	This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values. Effective October 1, 2010, the Fund changed the benchmark against which it measures performance from a composite index comprised of 70% of the S&P 500 Utilities Index and 30% of the S&P 500 Telecommunication Services Index to the Russell 1000 Value Index because Fund management believes it is more relevant to the new investment strategy of the Fund.
Performance Summary as of December 31, 2010

	6-Month	Average Annual Total Returns
	Total Returns[8]	1 Year[8]		5 Years[8]		10 Years[8]

Class I Shares[7]	20.49%	10.33%		5.82%		4.80%

Class III Shares[7]	20.34 [9]	10.06	[9]	5.56	[9]	4.54	[9]

S&P 500 Index	23.27	15.06		2.29		1.41

S&P 500 Utilities Index	13.57	5.46		3.90		0.78

70% S&P 500 Utilities Index/ 30% S&P 500 Telecommunication Services Index	18.29	9.43		4.95		0.96

Russell 1000 Value Index	21.74	15.51		1.28		3.26

[7]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
[8]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
[9]	The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Fund Information as of December 31, 2010

Percent of
Sector Allocations	Long-Term Investments

Industrials	16%
Financials	16
Energy	14
Consumer Staples	14
Materials	10
Utilities	7
Telecommunication Services	7
Consumer Discretionary	6
Health Care	6
Information Technology	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Ratio

Class I	$1,000.00	$1,204.90	$6.22	$1,000.00	$1,019.55	$5.70	1.12%

[1]	Expenses are equal to the expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Equity Dividend V.I. Fund Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 6.2%
General Dynamics Corp.	4,600	$326,416
Honeywell International, Inc.	2,800	148,848
Northrop Grumman Corp.	4,900	317,422
Raytheon Co.	9,000	417,060
Rockwell Collins, Inc.	1,300	75,738
United Technologies Corp.	6,400	503,808

		1,789,292

Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Class B	3,100	224,998

Auto Components — 0.3%
Johnson Controls, Inc.	2,600	99,320

Beverages — 2.4%
The Coca-Cola Co.	6,000	394,620
Diageo Plc	15,700	290,891

		685,511

Capital Markets — 0.3%
The Bank of New York Mellon Corp.	3,000	90,600

Chemicals — 3.7%
Air Products & Chemicals, Inc.	1,200	109,140
The Dow Chemical Co.	2,600	88,764
E.I. du Pont de Nemours & Co.	10,500	523,740
Olin Corp.	6,600	135,432
Praxair, Inc.	2,300	219,581

		1,076,657

Commercial Banks — 6.8%
The Bank of Nova Scotia	6,400	367,535
National Bank of Canada	5,300	365,238
Royal Bank of Canada	2,300	121,026
The Toronto-Dominion Bank	2,800	209,092
U.S. Bancorp	11,900	320,943
Wells Fargo & Co.	18,500	573,315

		1,957,149

Computers & Peripherals — 0.9%
Hewlett-Packard Co.	6,200	261,020

Consumer Finance — 0.7%
American Express Co.	4,600	197,432

Containers & Packaging — 0.6%
Packaging Corp. of America	2,900	74,936
Temple-Inland, Inc.	4,400	93,456

		168,392

Diversified Financial Services — 3.8%
Bank of America Corp.	23,400	312,156
JPMorgan Chase & Co.	18,200	772,044

		1,084,200

Diversified Telecommunication Services — 5.7%
AT&T Inc.	16,447	483,213
BCE, Inc.	3,000	106,380
CenturyLink, Inc.	3,400	156,978
Frontier Communications Corp.	1,992	19,382
Qwest Communications International, Inc.	57,100	434,531
Verizon Communications, Inc.	9,500	339,910
Windstream Corp.	8,155	113,681

		1,654,075

Electric Utilities — 4.1%
American Electric Power Co., Inc.	3,900	140,322
Duke Energy Corp.	6,743	120,093
Entergy Corp.	2,100	148,743
Exelon Corp.	2,100	87,444
FirstEnergy Corp.	1,600	59,232
ITC Holdings Corp.	1,000	61,980
NextEra Energy, Inc.	3,800	197,562
Northeast Utilities, Inc.	3,200	102,016
PPL Corp.	3,200	84,224
The Southern Co.	4,800	183,504

		1,185,120

Electrical Equipment — 0.4%
Rockwell Automation, Inc.	1,500	107,565

Energy Equipment & Services — 0.5%
Schlumberger Ltd.	1,600	133,600

Food & Staples Retailing — 0.9%
Wal-Mart Stores, Inc.	5,100	275,043

Food Products — 4.6%
General Mills, Inc.	7,400	263,366
H.J. Heinz Co.	4,200	207,732
Kraft Foods, Inc.	6,600	207,966
Mead Johnson Nutrition Co.	4,300	267,675
Unilever NV — ADR	12,500	392,500

		1,339,239

Hotels, Restaurants & Leisure — 1.6%
McDonald’s Corp.	6,100	468,236

Household Products — 3.2%
Clorox Co.	4,200	265,776
Kimberly-Clark Corp.	3,900	245,856
The Procter & Gamble Co.	6,500	418,145

		929,777

IT Services — 1.7%
International Business Machines Corp.	3,300	484,308

Industrial Conglomerates — 2.7%
3M Co.	3,500	302,050
General Electric Co.	26,100	477,369

		779,419

Insurance — 3.5%
Chubb Corp.	5,300	316,092
Prudential Financial, Inc.	4,200	246,582
The Travelers Cos., Inc.	7,800	434,538

		997,212

Leisure Equipment & Products — 0.5%
Mattel, Inc.	5,800	147,494

Machinery — 4.5%
Caterpillar, Inc.	6,900	646,254
Deere & Co.	7,900	656,095

		1,302,349

Media — 0.7%
Comcast Corp., Special Class A	9,400	195,614

Metals & Mining — 5.5%
BHP Billiton Ltd.	19,000	883,521
Barrick Gold Corp.	4,100	219,041
Rio Tinto Ltd.	3,300	288,971

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc. BlackRock Equity Dividend V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Metals & Mining (concluded)

Southern Copper Corp.	3,700	$180,338

		1,571,871

Multi-Utilities — 2.7%
Consolidated Edison, Inc.	1,400	69,398
Dominion Resources, Inc.	5,700	243,504
PG&E Corp.	1,600	76,544
Public Service Enterprise Group, Inc.	6,100	194,041
Sempra Energy	2,000	104,960
Wisconsin Energy Corp.	1,300	76,518

		764,965

Oil, Gas & Consumable Fuels — 13.8%
Cameco Corp.	2,800	113,487
Chevron Corp.	9,700	885,125
ConocoPhillips	4,500	306,450
Consol Energy, Inc.	1,300	63,362
EQT Corp.	4,200	188,328
Enbridge Inc.	6,100	345,214
Exxon Mobil Corp.	8,900	650,768
Marathon Oil Corp.	7,000	259,210
Murphy Oil Corp.	600	44,730
Occidental Petroleum Corp.	3,600	353,160
Peabody Energy Corp.	1,200	76,776
Spectra Energy Corp.	5,421	135,471
Total SA — ADR	10,100	540,148

		3,962,229

Paper & Forest Products — 0.9%
MeadWestvaco Corp.	5,200	136,032
Weyerhaeuser Co.	6,300	119,259

		255,291

Personal Products — 0.4%
Avon Products, Inc.	4,000	116,240

Pharmaceuticals — 5.5%
Abbott Laboratories	4,600	220,386
Bristol-Myers Squibb Co.	16,100	426,328
Johnson & Johnson	4,300	265,955
Merck & Co, Inc.	9,400	338,776
Pfizer, Inc.	18,500	323,935

		1,575,380

Road & Rail — 1.4%
Canadian National Railway Company	4,800	319,056
Union Pacific Corp.	900	83,394

		402,450

Semiconductors & Semiconductor Equipment — 0.9%
Intel Corp.	12,100	254,463

Software — 0.7%
Microsoft Corp.	7,600	212,192

Specialty Retail — 1.4%
Home Depot, Inc.	6,300	220,878
Limited Brands, Inc.	6,400	196,672

		417,550

Textiles, Apparel & Luxury Goods — 1.0%
VF Corp.	3,400	293,012

Tobacco — 2.4%
Altria Group, Inc.	4,800	118,176
Lorillard, Inc.	1,400	114,884
Philip Morris International, Inc.	8,000	468,240

		701,300

Water Utilities — 0.6%
American Water Works Co, Inc.	6,500	164,385
Cia Saneamento, Preference Shares (a)	108	—

		164,385

Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc., Class B	1,400	48,718
Vodafone Group Plc — ADR	5,337	141,057

		189,775

Total Long-Term Investments (Cost — $26,479,326) — 99.0%		28,514,725

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (b)(c)	198,864	198,864

Total Short-Term Securities (Cost — $198,864) — 0.7%		198,864

Total Investments (Cost — $26,678,190*) — 99.7%		28,713,589
Other Assets Less Liabilities — 0.3%		89,081

Net Assets — 100.0%		$28,802,670

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$26,684,745

Gross unrealized appreciation	$2,475,102
Gross unrealized depreciation	(446,258)

Net unrealized appreciation	$2,028,844

(a)	Convertible security.

(b)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	December 31,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	245,805	(46,941)	198,864	$806

(c)	Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Schedule of Investments December 31, 2010 (concluded)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Aerospace & Defense	$1,789,292	—	—	$1,789,292
Air Freight & Logistics	224,998	—	—	224,998
Auto Components	99,320	—	—	99,320
Beverages	394,620	$290,891	—	685,511
Capital Markets	90,600	—	—	90,600
Chemicals	1,076,657	—	—	1,076,657
Commercial Banks	1,957,149	—	—	1,957,149
Computers & Peripherals	261,020	—	—	261,020
Consumer Finance	197,432	—	—	197,432
Containers & Packaging	168,392	—	—	168,392
Diversified Financial Services	1,084,200	—	—	1,084,200
Diversified Telecommunication Services	1,654,075	—	—	1,654,075
Electric Utilities	1,185,120	—	—	1,185,120
Electrical Equipment	107,565	—	—	107,565
Energy Equipment & Services	133,600	—	—	133,600
Food & Staples Retailing	275,043	—	—	275,043
Food Products	1,339,239	—	—	1,339,239
Hotels, Restaurants & Leisure	468,236	—	—	468,236
Household Products	929,777	—	—	929,777
IT Services	484,308	—	—	484,308
Industrial Conglomerates	779,419	—	—	779,419
Insurance	997,212	—	—	997,212

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Leisure Equipment & Products	$147,494	—	—	$147,494
Machinery	1,302,349	—	—	1,302,349
Media	195,614	—	—	195,614
Metals & Mining	399,379	$1,172,492	—	1,571,871
Multi-Utilities	764,965	—	—	764,965
Oil, Gas & Consumable Fuels	3,962,229	—	—	3,962,229
Paper & Forest Products	255,291	—	—	255,291
Personal Products	116,240	—	—	116,240
Pharmaceuticals	1,575,380	—	—	1,575,380
Road & Rail	402,450	—	—	402,450
Semiconductors & Semiconductor Equipment	254,463	—	—	254,463
Software	212,192	—	—	212,192
Specialty Retail	417,550	—	—	417,550
Textiles, Apparel & Luxury Goods	293,012	—	—	293,012
Tobacco	701,300	—	—	701,300
Water Utilities	164,385	—	—	164,385
Wireless Telecommunication Services	189,775	—	—	189,775
Short-Term Securities	198,864	—	—	198,864

Total	$27,250,206	$1,463,383	—	$28,713,589

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (cost—$26,479,326)	$28,514,725
Investments at value—affiliated (cost—$198,864)	198,864
Foreign currency at value (cost—$40,476)	38,867
Dividends receivable	63,163
Capital shares sold receivable	5,165
Prepaid expenses	1,176

Total assets	28,821,960

Liabilities:
Investment advisory fees payable	5,082
Capital shares redeemed payable	866
Officer’s and Directors’ fees payable	229
Other affiliates payable	128
Other accrued expenses payable	12,985

Total liabilities	19,290

Net Assets	$28,802,670

Net Assets Consist of:
Paid-in capital	$26,786,542
Undistributed net investment income	10,585
Accumulated net realized loss	(29,414)
Net unrealized appreciation/depreciation	2,034,957

Net Assets	$28,802,670

Net Asset Value:
Class I—Based on net assets of $28,802,670 and 3,635,581 shares outstanding, 100 million shares authorized, $0.10 par value	$7.92

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Dividends—unaffiliated	$1,036,229
Foreign taxes withheld	(17,953)
Dividends—affiliated	806

Total income	1,019,082

Expenses:
Investment advisory	162,577
Accounting services	12,551
Transfer agent	5,000
Professional	66,386
Printing	6,412
Custodian	8,258
Officer and Directors	15,877
Miscellaneous	13,594

Total expenses	290,655
Less fees waived by advisor	(10,361)

Total expenses after fees waived	280,294

Net investment income	738,788

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	4,118,693
Foreign currency transactions	(5,363)

4,113,330

Net change in unrealized appreciation/depreciation on:
Investments	(2,276,042)
Foreign currency transactions	(1,997)

(2,278,039)

Total realized and unrealized gain	1,835,291

Net Increase in Net Assets Resulting from Operations	$2,574,079

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$738,788	$898,031
Net realized gain (loss)	4,113,330	(168,473)
Net change in unrealized appreciation/depreciation	(2,278,039)	3,088,479

Net increase in net assets resulting from operations	2,574,079	3,818,037

Dividends and Distributions to Shareholders From:
Net investment income	(751,318)	(887,326)
Net realized gain	(3,744,629)	(211,710)

Decrease in net assets resulting from dividends and distributions to shareholders	(4,495,947)	(1,099,036)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	1,141,070	(3,011,569)

Net Assets:
Total increase (decrease) in net assets	(780,798)	(292,568)
Beginning of year	29,583,468	29,876,036

End of year	$28,802,670	$29,583,468

Undistributed net investment income	$10,585	$28,478

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$8.49	$7.69	$12.60	$11.93	$10.06

Net investment income[1]	0.22	0.25	0.25	0.22	0.31
Net realized and unrealized gain (loss)	0.64	0.86	(4.43)	2.87	2.19

Net increase (decrease) from investment operations	0.86	1.11	(4.18)	3.09	2.50

Dividends and distributions from:
Net investment income	(0.24)	(0.25)	(0.26)	(0.23)	(0.32)
Net realized gain	(1.19)	(0.06)	(0.47)	(2.19)	(0.31)

Total dividends and distributions	(1.43)	(0.31)	(0.73)	(2.42)	(0.63)

Net asset value, end of year	$7.92	$8.49	$7.69	$12.60	$11.93

Total Investment Return:[2]
Based on net asset value	10.33%	14.87%	(33.85)%	26.38%	25.23%

Ratios to Average Net Assets:
Total expenses	1.07%	0.94%	0.88%	0.76%	0.77%

Total expenses after fees waived	1.03%	0.94%	0.88%	0.76%	0.77%

Net investment income	2.73%	3.23%	2.38%	1.67%	2.86%

Supplemental Data:
Net assets, end of year (000)	$28,803	$29,583	$29,876	$55,613	$55,049

Portfolio turnover	103%	24%	16%	25%	47%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

	Class III
	Year Ended December 31,
	2007[1]		2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.92		$10.06

Net investment income[2]	0.18		0.31
Net realized and unrealized gain	2.88		2.18

Net increase from investment operations	3.06		2.49

Dividends and distributions from:
Net investment income	(0.20)		(0.32)
Net realized gain	(2.19)		(0.31)

Total dividends and distributions	(2.39)		(0.63)

Net asset value, end of period	$12.59		$11.92

Total Investment Return:[3]
Based on net asset value	26.16%		25.13%

Ratios to Average Net Assets:
Total expenses	1.02%		0.82%

Net investment income	1.41%		2.80%

Supplemental Data:
Net assets, end of period (000)	—	[1]	$2

Portfolio turnover	25%		47%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009 and December 31, 2010.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Equity Dividend V.I. Fund (the “Fund”) (formerly BlackRock Utilities and Telecommunications V.I. Fund), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

The Effect of Derivative Instruments in the
Statement of Operations
Year Ended December 31, 2010

Net Realized Gain from
Foreign Currency
Transactions

Foreign currency exchange contracts	$6,498

For the year ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	2

Average number of contracts-US dollars sold	1

Average US dollar amounts purchased	$40,988

Average US dollar amounts sold	$34,514

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.60% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company. This amount is included in fees waived by advisor in the Statement of Operations. For the year ended December 31, 2010, $10,055 was reimbursed.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by advisor in the Statement of Operations. For the year ended December 31, 2010, $306 was waived.

For the year ended December 31, 2010, the Fund reimbursed the Manager $502 for certain

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2010, were $27,328,311 and $29,907,177, respectively.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

6.  Income Tax Information:

Reclassifications:  US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent difference as of December 31,2010 attributable to foreign currency transactions was reclassified to the following accounts:

Undistributed net investment income	$(5,363)

Accumulated net realized loss	$5,363

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$751,318	$896,320

Long-term capital gains	3,744,629	202,716

Total distributions	$4,495,947	$1,099,036

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

As of December 31, 2010, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$10,585

Net unrealized gains*	2,005,543

Total	$2,016,128

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.

7.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8.  Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount

Class I Shares

Shares sold	198,936	$1,708,809	165,197	$1,280,635

Shares issued to shareholders in reinvestment of dividends and distributions	564,217	4,495,947	143,693	1,099,036

Total issued	763,153	6,204,756	308,890	2,379,671

Shares redeemed	(611,308)	(5,063,686)	(709,230)	(5,391,240)

Net increase (decrease)	151,845	$1,141,070	(400,340)	$(3,011,569)

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Equity Dividend V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Equity Dividend V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Equity Dividend V.I. Fund (formerly known as BlackRock Utilities and Telecommunications V.I. Fund), one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Equity Dividend V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 18, 2011

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

December 31, 2010

Annual Report

BlackRock Global Allocation V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period, the Fund underperformed its Reference Benchmark and the Financial Times Stock Exchange (FTSE) World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	The Fund’s underperformance relative to the Reference Benchmark is primarily attributed to an overweight in cash and cash equivalents as markets generally advanced over the period. The Fund’s net currency exposure during the period also had a negative impact on performance. With respect to the Fund’s equity investments, overweight positions and stock selection within Japan and Brazil detracted, as did stock selection within Hong Kong, Germany and South Korea. On a sector basis, stock selection within industrials and energy had a negative impact on returns, as did an underweight and stock selection in consumer discretionary.

•	Contributing positively to performance during the period was the Fund’s underweight in Europe and overweights in Australia and Russia. Stock selection within Canada and Taiwan also had a positive impact. From a sector perspective, an overweight in materials benefited performance as did stock selection within the sector, driven largely by holdings in precious metal-related securities. An underweight position and stock selection in financials proved beneficial, while stock selection in health care, utilities and information technology (IT) boosted returns.

•	Within the Fund’s fixed income portfolio, underweight exposure to European sovereign debt, including Greece, Italy and Spain, was beneficial to performance, while an overweight to emerging market debt, particularly Brazil, contributed positively. Detracting from performance was the Fund’s underweight position and security selection in the United States.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s overall equity allocation increased from 58% of net assets to 66%. Within equities, exposure to the United States, Asia, Africa/Middle East and Europe increased, and exposure in Latin America decreased. On a sector basis, the Fund’s weightings in energy, materials, consumer discretionary, IT, financials, utilities, telecommunication services (telecom) and industrials increased, while weightings in consumer staples and health care decreased.

•	The Fund’s allocation to fixed income decreased from 29% of net assets to 27%, due primarily to reduced holdings in US Treasury Inflation-Protected Securities, US convertible bonds and US dollar-denominated foreign convertible bonds. These reductions were partially offset by additions to holdings in nominal US Treasuries, US corporate bonds and US dollar-denominated foreign corporate bonds. Outside the United States, exposure to Japanese government bonds and European sovereign bonds decreased, and exposure to UK Gilts increased.

•	Reflecting these portfolio changes, the Fund’s allocation to cash and cash equivalents decreased from 13% of net assets to 7%.

Describe Fund positioning at period end.

•	Relative to its Reference Benchmark, the Fund ended the period overweight in equities, underweight in fixed income and overweight in cash and cash equivalents. Within the equity segment, the Fund was overweight in Asia and Latin America, while underweight in Europe and slightly underweight in the United States. On a sector basis, the Fund was overweight in materials, energy, telecom and health care, and underweight in consumer discretionary, financials, consumer staples, industrials, IT and utilities.

•	With respect to currency exposure, the Fund was overweight the Brazilian real, Russian ruble, Swiss franc, Canadian dollar and several Asian currencies, including the Singapore dollar, Indian rupee and Malaysian ringgit. The Fund was underweight the euro, Japanese yen, US dollar, Australian dollar and British pound.

•	The Fund’s position in cash and cash equivalents at period end was 7% of net assets. Over the course of the 12-month period, cash helped to mitigate portfolio volatility and served as a source of funds for new investments. The Fund maintains its overweight in cash and cash equivalents relative to the Reference Benchmark partially to keep overall portfolio duration (sensitivity to interest rates) low.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in a portfolio of equity, debt and money market securities.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class II shares and Class III shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II shares and Class III shares, respectively, are based on the performance of the Fund’s Class I shares. The returns for Class II and III shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III shares.

[3]	This broad-based capitalization-weighted index is comprised of nearly 2,200 equities from 24 countries in 12 regions, including the United States.

[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Excluding US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Performance Summary as of December 31, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[1]	15.31%	10.05%	7.95%	7.65%

Class II Shares[1]	15.21	9.88	7.78	7.52	[6]

Class III Shares[1]	15.17	9.76	7.70	7.38	[6]

FTSE World Index	24.79	12.73	3.89	3.58

Reference Benchmark	15.96	11.06	5.35	4.91

US Stocks: S&P 500 Index[2]	23.27	15.06	2.29	1.41

Non-US Stocks: FTSE World Index (Excluding US)[3]	25.99	10.91	5.10	5.76

US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[4]	0.47	6.76	6.23	5.54

Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[5]	8.84	5.21	7.59	7.42

[1]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[2]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[3]	This unmanaged capitalization-weighted index is comprised of 1,631 companies in 28 countries, excluding the United States.

[4]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.

[5]	This unmanaged market capitalization-weighted index tracks 10 government bond indexes, excluding the United States.

[6]	The returns for Class II Shares and Class III Shares prior to November 24, 2003 and November 18, 2003, the commencement of operations of Class II Shares and Class III Shares, respectively, are based on the performance of the Fund’s Class I Shares. The returns for Class II and III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and III Shares.

Past performance is not indicative of future results.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Fund Information as of December 31, 2010

	Percent of Fund’s		Reference Benchmark
Portfolio Information	Net Assets		Percentages[4]

US Equities	36%[1]		36%

European Equities	9	[1]	12

Asian-Pacific Equities	15	[1]	9

Other Equities	6	[1]	3

Total Equities	66	[2]	60

US Dollar Denominated Fixed Income Securities	18		24

US Issuers	12		—

Non-US Issuers	6		—

Non-US Dollar Denominated Fixed Income Securities	9		16

Total Fixed Income Securities	27		40

Cash & Cash Equivalents	7	[3]	—

[1]	Includes value of financial futures contracts.

[2]	Includes Preferred Stock.

[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World Index (excluding US) Equities; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,153.10	$3.85	$1,000.00	$1,021.62	$3.62	0.71%

Class II	$1,000.00	$1,152.10	$4.67	$1,000.00	$1,020.86	$4.38	0.86%

Class III	$1,000.00	$1,151.70	$5.21	$1,000.00	$1,020.36	$4.89	0.96%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, swaps, options and foreign currency exchange contracts, as specified in Note 2 of the Notes to Consolidated Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Argentina — 0.1%
Banco Macro Bansud SA — ADR	30,600	$1,536,120
Cresud S A Spons Adr — ADR (a)	82,200	1,560,156
IRSA Inversiones y Representaciones SA — ADR	91,800	1,477,062
Pampa Energia SA — ADR (a)	99,000	1,683,000
Telecom Argentina Stet-France Telecom SA — ADR (b)	30,900	769,101
Tenaris SA — ADR	17,400	852,252

		7,877,691

Australia — 1.1%
BHP Billiton Ltd.	719,311	33,448,708
CSL Ltd.	249,646	9,267,397
Newcrest Mining Ltd.	595,062	24,682,288
Rio Tinto Ltd.	187,524	16,420,894
Telstra Corp. Ltd.	1,256,138	3,583,655

		87,402,942

Austria — 0.0%
Telekom Austria AG	126,066	1,776,893

Belgium — 0.1%
RHJ International (a)	656,800	5,451,414
RHJ International — ADR (a)(b)	40,600	336,376

		5,787,790

Brazil — 2.1%
All America Latina Logistica SA	357,750	3,232,681
Banco do Brasil SA	71,100	1,345,760
Banco Santander Brasil SA	268,300	3,644,678
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	331,073	13,821,300
Cia Brasileira, Preference ‘B’ Shares (a)	3,872	161,644
Cia Energetica de Minas Gerais — ADR	123,795	2,053,759
Cosan Ltd.	548,100	7,465,122
Cyrela Brazil Realty SA	692,200	9,111,187
Hypermarcas SA (a)	1,708,400	23,186,899
Itau Unibanco Holding SA, Preference Shares	310,900	7,452,236
MRV Engenharia e Participacoes SA	812,100	7,636,675
OGX Petroleo e Gas Participacoes SA (a)	338,000	4,072,289
Petroleo Brasileiro SA — ADR	1,291,140	44,118,254
SLC Agricola SA	558,300	7,399,157
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares	160,200	1,849,055
Vale SA, Preference ‘A’ Shares	522,500	15,265,813
Vivo Participacoes SA — ADR	457,500	14,909,925

		166,726,434

Canada — 2.8%
Agrium, Inc. (c)	64,600	5,927,050
Alamos Gold, Inc.	434,520	8,268,247
BCE, Inc.	19,400	687,924
Barrick Gold Corp.	587,916	31,265,373
Canadian Natural Resources Ltd.	227,500	10,105,550
Canadian Pacific Railway Ltd.	111,028	7,215,759
Canadian Pacific Railway Ltd.	105,793	6,856,444
Cenovus Energy, Inc.	6,540	217,390
Daylight Energy Ltd.	775,630	8,058,190
Eldorado Gold Corp.	994,035	18,495,069
Goldcorp, Inc.	591,628	27,203,055
IAMGOLD Corp.	715,300	12,732,340
IAMGOLD, International African Mining Gold Corp.	325,121	5,803,980
Kinross Gold Corp.	1,140,110	21,683,074
Kinross Gold Corp.	316,605	6,002,831
Magna International, Inc., Class A	18,200	946,400
Potash Corp. of Saskatchewan, Inc.	28,370	4,392,527
Research In Motion Ltd. (a)	14,900	866,137
Rogers Communications, Inc., Class B	23,300	810,802
Rogers Communications, Inc., Class B	127,800	4,425,714
Silver Wheaton Corp. (a)	360,000	14,054,400
Sino-Forest Corp. (a)	430,650	10,087,336
Suncor Energy, Inc.	127,360	4,903,290
TELUS Corp.	58,550	2,678,119
Talisman Energy, Inc.	104,380	2,322,122
Teck Resources Ltd., Class B	16,320	1,009,066
Vittera, Inc. (a)	177,400	1,655,709

		218,673,898

Chile — 0.1%
Banco Santander Chile SA — ADR	37,800	3,533,166
Sociedad Quimica y Minera de Chile SA — ADR	69,000	4,030,980

		7,564,146

China — 1.4%
Beijing Enterprises Holdings Ltd.	3,089,042	19,146,071
CSR Corp. Ltd.	1,543,800	2,028,339
Chaoda Modern Agriculture Holdings Ltd.	11,663,998	8,732,111
China BlueChemical Ltd.	4,167,600	2,985,252

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	MSCI	Morgan Stanley Capital International
AUD	Australian Dollar	MYR	Malaysian Ringgit
BRL	Brazilian Real	MosPrime	Moscow Prime Offered Rate
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
CNY	Chinese Yuan	PLN	Polish Zloty
ETF	Exchange-Traded Fund	SGD	Singapore Dollar
EUR	Euro	SPDR	Standard & Poor’s Depositary Receipts
GBP	British Pound	THB	Thai Baht
GDR	Global Depositary Receipts	TRY	Turkish Lira
HKD	Hong Kong Dollar	TWD	Taiwan Dollar
JPY	Japanese Yen	USD	US Dollar
KRW	South Korean Won	ZAR	South African Rand

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

China (concluded)

China Communications Services Corp. Ltd.	39,000	$23,223
China Huiyan Juice Group Ltd.	967,000	665,533
China Life Insurance Co. Ltd.	1,104,200	4,495,876
China Life Insurance Co. Ltd. — ADR	76,749	4,694,736
China Mobile Ltd.	2,127,700	21,095,849
China Pacific Insurance Group Co. Ltd.	197,100	818,519
China Resources Gas Group Ltd.	2,102,000	2,991,040
China Shenhua Energy Co. Ltd., Class H	1,009,367	4,230,194
China Telecom Corp., Ltd.	5,110,000	2,670,056
China Unicom Ltd.	1,992,000	2,845,916
Dongfeng Motor Group Co. Ltd.	889,100	1,531,267
Guangshen Railway Co. Ltd.	6,215,000	2,439,060
Guangzhou Automobile Group Co. Ltd.	3,369,802	4,647,524
Jiangsu Express	332,900	380,949
Mindray Medical International Ltd. — ADR	41,200	1,087,680
Ping An Insurance Group Co. of China Ltd.	328,918	3,671,273
Tianjin Development Holdings Ltd. (a)	13,188,207	12,498,840
Tianjin Port Development Holdings Ltd.	21,125,800	4,998,788
Xiamen International Port Co. Ltd.	5,874,600	1,148,615
Zhongsheng Group Holdings Ltd. (a)	2,133,500	4,637,716

		114,464,427

Egypt — 0.1%
Telecom Egypt	1,803,679	5,634,903

Finland — 0.1%
Fortum Oyj	174,893	5,275,376
Nokia Oyj — ADR	58,300	601,656

		5,877,032

France — 0.9%
AXA SA — ADR	5,700	94,905
BNP Paribas SA	117,600	7,489,545
Cie Generale d’Optique Essilor International SA	175,711	11,321,230
France Telecom SA	413,072	8,643,886
Sanofi-Aventis	131,100	8,404,925
Sanofi-Aventis — ADR	22,567	727,334
Technip SA	20,700	1,913,374
Total SA	205,587	10,950,084
Total SA — ADR	215,200	11,508,896
Vivendi SA	272,000	7,349,891

		68,404,070

Germany — 0.5%
Allianz AG, Registered Shares	19,253	2,287,558
BASF SE	38,100	3,040,494
Bayer AG	63,350	4,695,968
Bayer AG — ADR	4,900	359,464
Bayerische Motoren Werke AG	28,400	2,237,552
Deutsche Telekom AG — ADR	42,400	542,720
Kabel Deutschland Holding AG (a)	118,100	5,538,149
Siemens AG	64,500	7,989,914
Volkswagen AG, Preference Shares	66,932	10,882,387

		37,574,206

Hong Kong — 0.7%
AIA Group Ltd. (a)	963,200	2,707,637
Cheung Kong Holdings Ltd.	393,000	6,056,711
Cheung Kong Infrastructure Holdings Ltd.	740,600	3,390,711
China Dongxiang Group Co.	5,214,576	2,251,521
China Gas Holdings Ltd.	933,200	407,002
HSBC Holdings Plc, Hong Kong Registered	411,200	4,198,957
Hutchison Whampoa Ltd.	693,943	7,138,798
The Link Real Estate Investment Trust	4,010,546	12,452,525
Mongolian Mining Corp. (a)	1,852,100	2,161,196
Ports Design Ltd.	13,000	35,870
Shougang Concord International Enterprises Co. Ltd. (a)	6,792,500	986,838
Sinopharm Group Co.	1,005,300	3,502,862
Wharf Holdings Ltd.	923,037	7,096,717

		52,387,345

India — 0.9%
Adani Enterprises Ltd.	561,700	8,163,062
Adani Power Ltd. (a)	1,765,509	5,145,776
Bharat Heavy Electricals Ltd.	288,990	15,015,348
Container Corp. of India	51,140	1,449,297
Housing Development Finance Corp.	888,320	14,462,029
Larsen & Toubro Ltd.	113,000	5,001,204
Power Grid Corp. of India Ltd.	202,027	444,089
Reliance Industries Ltd.	451,810	10,695,647
State Bank of India Ltd.	157,650	9,910,152

		70,286,604

Indonesia — 0.1%
Bumi Resources Tbk PT	13,350,036	4,472,326
Telekomunikasi Indonesia Tbk PT	6,341,500	5,595,441

		10,067,767

Israel — 0.1%
AFI Development Plc — GDR (a)	313,400	333,771
Teva Pharmaceutical Industries Ltd. — ADR	219,615	11,448,530

		11,782,301

Italy — 0.4%
Assicurazioni Generali SpA	46,500	885,343
Eni SpA	574,700	12,595,938
Intesa Sanpaolo SpA	1,599,000	4,347,106
Telecom Italia SpA	1,852,600	2,403,666
Unicredit SpA	3,803,800	7,885,913

		28,117,966

Japan — 6.3%
Aisin Seiki Co., Ltd.	138,739	4,888,676
Astellas Pharma, Inc.	100,093	3,804,078
The Bank of Kyoto Ltd.	340,741	3,220,836
Bridgestone Corp.	133,132	2,562,655
Canon, Inc.	284,158	14,595,854
Coca-Cola Central Japan Co., Ltd.	41,936	559,700
Coca-Cola West Holdings Co., Ltd.	115,734	2,094,940
Daihatsu Motor Co., Ltd.	245,707	3,759,007
Daikin Industries Ltd.	23,774	839,831
Dainippon Pharma Co., Ltd.	16,000	145,128
Daiwa House Industry Co., Ltd.	300,190	3,677,227
Denso Corp.	159,020	5,466,928
East Japan Railway Co.	272,064	17,654,018
Fanuc Ltd.	34,118	5,215,152
Fuji Heavy Industries Ltd.	1,059,564	8,171,136
Fujitsu Ltd.	225,974	1,565,627
Futaba Industrial Co., Ltd. (a)	300,221	2,167,279

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)

Hitachi Chemical Co., Ltd.	232,500	$4,791,707
Hitachi Ltd.	456,500	2,423,636
Hokkaido Coca-Cola Bottling Co., Ltd.	49,300	247,745
Honda Motor Co., Ltd.	263,583	10,403,301
Hoya Corp.	397,274	9,605,766
Inpex Corp.	2,312	13,500,673
JGC Corp.	411,802	8,925,239
Japan Real Estate Investment Corp.	136	1,408,905
Japan Retail Fund Investment Corp.	280	535,456
KDDI Corp.	2,396	13,817,108
Kinden Corp.	313,718	2,890,930
Kirin Holdings Co., Ltd.	557,651	7,799,337
Komatsu Ltd.	177,600	5,345,203
Kubota Corp.	1,446,096	13,623,831
Kuraray Co., Ltd.	319,070	4,554,697
Kyowa Hakko Kirin Co. Ltd.	360,279	3,700,056
MS&AD Insurance Group Holdings, Inc.	553,714	13,822,188
Mikuni Coca-Cola Bottling Co., Ltd.	116,700	1,059,387
Mitsubishi Corp.	886,347	23,888,595
Mitsubishi Tanabe Pharma Corp.	205,270	3,460,314
Mitsubishi UFJ Financial Group, Inc.	1,470,827	7,930,877
Mitsui & Co., Ltd.	1,035,678	17,040,956
Mitsui OSK Lines Ltd.	522,411	3,539,928
Murata Manufacturing Co., Ltd.	112,528	7,855,088
NGK Insulators Ltd.	220,490	3,581,647
NKSJ Holdings, Inc. (a)	1,368,555	10,039,335
NTT DoCoMo, Inc.	15,232	26,528,145
NTT Urban Development Co.	1,900	1,865,187
Nintendo Co., Ltd.	12,981	3,789,825
Nippon Building Fund, Inc.	182	1,865,195
Nippon Electric Glass Co.	188,801	2,710,032
Nippon Telegraph & Telephone Corp.	164,230	7,478,674
Nomura Holdings, Inc.	558,646	3,544,651
Okumura Corp.	1,069,751	4,063,719
Rinnai Corp.	64,623	3,939,505
Rohm Co., Ltd.	79,853	5,193,055
Sekisui House Ltd.	862,199	8,687,960
Seven & I Holdings Co., Ltd.	281,494	7,488,907
Shin-Etsu Chemical Co., Ltd.	297,034	16,009,112
Shionogi & Co., Ltd.	235,222	4,635,499
Sony Corp. — ADR	11,800	421,378
Sony Financial Holdings, Inc.	730	2,939,956
Sumitomo Chemical Co., Ltd.	3,832,390	18,813,207
Sumitomo Electric Industries Ltd.	308,848	4,268,026
Sumitomo Mitsui Financial Group, Inc.	166,447	5,893,411
Suzuki Motor Corp.	686,089	16,842,673
TDK Corp.	71,233	4,931,911
Tadano Ltd.	103,421	554,512
Terumo Corp.	66,075	3,705,967
Toda Corp.	984,496	3,648,617
Toho Co., Ltd.	249,662	4,003,062
Tokio Marine Holdings, Inc.	729,523	21,672,271
Tokyo Gas Co., Ltd.	1,886,070	8,352,012
Toyota Industries Corp.	360,377	11,149,814
Toyota Motor Corp.	179,753	7,076,596
Ube Industries Ltd.	1,681,746	5,035,859
West Japan Railway Co.	1,196	4,464,071

		497,752,786

Kazakhstan — 0.1%
KazMunaiGas Exploration Production — GDR	525,900	10,428,597

Luxembourg — 0.0%
Millicom International Cellular SA	21,700	2,074,520

Malaysia — 0.4%
Axiata Group Bhd (a)	2,394,725	3,684,439
British American Tobacco Malaysia Bhd	187,200	2,731,817
IOI Corp. Bhd	857,905	1,615,467
PLUS Expressways Bhd	4,616,508	6,768,322
Telekom Malaysia Bhd	1,068,200	1,215,242
Tenaga Nasional Bhd	1,513,903	4,110,097
YTL Power International	11,781,752	9,313,474

		29,438,858

Mexico — 0.2%
America Movil, SA de CV — ADR	191,857	11,001,080
Fomento Economico Mexicano, SA de CV — ADR	45,300	2,533,176

		13,534,256

Netherlands — 0.1%
Koninklijke KPN NV	253,169	3,697,763
Koninklijke Philips Electronics NV	181,800	5,573,503
Koninklijke Philips Electronics NV, New York Registered Shares	25,600	785,920
Unilever NV — ADR	56,000	1,758,400

		11,815,586

Norway — 0.1%
DnB NOR ASA	361,400	5,084,193
Statoil ASA	261,100	6,218,892

		11,303,085

Philippines — 0.0%
Philippine Long Distance Telephone Co. — ADR	57,800	3,368,006

Poland — 0.0%
Powszechny Zaklad Ubezpieczen SA	16,300	1,958,045

Russia — 1.3%
AFI Development Plc, Class B (a)	313,400	332,204
Federal Hydrogenerating Co. (a)	14,181,593	761,552
Kuzbassrazrezugol (a)	7,191,728	2,804,774
LSR Group — GDR (a)(b)	1,026,600	6,775,560
MMC Norilsk Nickel — ADR	201,917	4,779,375
Magnitogorsk Iron & Steel Works — GDR	224,500	3,266,475
Novorossiysk Commercial Sea Port — GDR	553,500	5,535,000
OAO Gazprom — ADR	346,600	8,817,504
OAO Rosneft Oil Co. — GDR	1,036,000	7,417,760
Polyus Gold Co. ZAO — ADR	471,700	17,099,125
RusHydro — ADR (a)	3,147,572	17,136,644
Sberbank	6,303,600	21,476,365
Uralkali — GDR	7,100	260,712
VimpelCom Ltd. — ADR	371,800	5,591,872

		102,054,922

Singapore — 0.8%
CapitaLand Ltd.	1,315,250	3,804,376
DBS Group Holdings Ltd.	330,170	3,685,212
Fraser and Neave Ltd.	1,529,900	7,637,396
Global Logistic Properties Ltd. (a)	668,800	1,125,654
Keppel Corp. Ltd.	1,186,100	10,465,639
M1 Ltd.	1,741,830	3,193,603
Noble Group Ltd.	1,274,171	2,153,647
Oversea-Chinese Banking Corp.	1,394,800	10,738,503

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Singapore (concluded)

Parkway Life Real Estate Investment Trust	58,300	$74,979
Sembcorp Marine Ltd.	789,900	3,304,463
Singapore Press Holdings Ltd.	762,240	2,366,422
Singapore Telecommunications Ltd.	3,705,330	8,805,132
United Overseas Bank Ltd.	183,300	2,601,205

		59,956,231

South Africa — 0.1%
Anglo Platinum Ltd. (a)	14,127	1,490,417
AngloGold Ashanti Ltd. — ADR	36,300	1,787,049
Impala Platinum Holdings Ltd.	50,300	1,781,471
Katanga Mining Ltd. (a)	978,088	1,406,684
Life Healthcare Group Holdings Ltd.	1,388,500	3,130,053
Sasol Ltd.	24,700	1,298,506

		10,894,180

South Korea — 0.8%
Cheil Industries, Inc.	38,553	3,767,608
KT Corp.	23,370	949,117
KT Corp. — ADR	381,490	7,934,992
KT&G Corp.	110,741	6,313,964
Korean Reinsurance Co.	53,908	559,708
LG Corp.	44,500	3,419,354
LG Display Co. Ltd.	78,000	2,727,699
Mando Corp. (a)	8,500	965,872
Meritz Fire & Marine Insurance Co. Ltd.	38,122	292,225
Paradise Co. Ltd.	325,418	1,144,022
POSCO	11,087	4,736,262
POSCO — ADR	43,280	4,660,823
SK Telecom Co., Ltd.	43,340	6,611,604
Samsung Electronics Co., Ltd.	20,160	16,836,346
Samsung Fine Chemicals Co., Ltd.	57,800	4,217,390

		65,136,986

Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA	200,400	2,042,332
Banco Santander SA	1,042,900	11,112,960
Telefonica SA	239,582	5,469,668
Telefonica SA — ADR	32,500	2,223,650

		20,848,610

Switzerland — 1.0%
Credit Suisse Group AG	100,955	4,065,957
Credit Suisse Group AG — ADR	14,900	602,109
Garmin Ltd.	19,727	611,340
Nestlé SA, Registered Shares	370,274	21,692,010
Noble Corp.	15,165	542,452
Novartis AG, Registered Shares	172,912	10,178,570
Roche Holding AG	51,247	7,512,443
Swisscom AG	9,100	4,000,238
Transocean Ltd. (a)	111,760	7,768,438
Tyco Electronics Ltd.	58,578	2,073,661
Tyco International Ltd.	58,108	2,407,996
UBS AG (a)	327,100	5,370,544
Weatherford International Ltd. (a)	297,380	6,780,264
Zurich Financial Services AG	22,238	5,758,902

		79,364,924

Taiwan — 0.9%
ASUSTeK Computer, Inc.	185,448	1,761,296
Catcher Technology Co. Ltd.	393,600	1,456,998
Cheng Shin Rubber Industry Co. Ltd.	1,180,500	2,630,563
Chunghwa Telecom Co., Ltd.	1,996,639	5,078,463
Chunghwa Telecom Co., Ltd. — ADR	391,173	9,884,942
Compal Electronics, Inc.	923,474	1,223,394
Delta Electronics, Inc.	2,160,141	10,553,866
Far EasTone Telecommunications Co., Ltd.	2,632,000	3,817,328
HTC Corp.	499,977	15,413,700
HON HAI Precision Industry Co., Ltd.	982,513	3,957,838
MediaTek, Inc.	186,341	2,667,130
Pegatron Corp. (a)	491,158	706,828
Taiwan Semiconductor Manufacturing Co., Ltd.	4,528,115	11,022,789

		70,175,135

Thailand — 0.3%
Hana Microelectronics PCL	1,757,438	1,457,487
PTT Chemical Inc. — ADR	3,400	16,575
PTT Chemical PCL	2,089,679	10,190,175
PTT Public Company THB10	535,792	5,687,624
Siam Commercial Bank PCL	1,852,468	6,360,273

		23,712,134

Turkey — 0.3%
BIM Birlesik Magazalar AS	145,000	4,919,510
Tupras Turkiye Petrol Rafinerileri AS	179,215	4,474,790
Turk Telekomunikasyon AS	965,258	4,059,124
Turkcell Iletisim Hizmet AS	436,817	2,982,678
Turkiye Garanti Bankasi AS	1,302,162	6,576,431

		23,012,533

United Kingdom — 2.3%
Anglo American Plc	222,400	11,634,310
Antofagasta Plc	350,000	8,856,054
AstraZeneca Group Plc — ADR	15,800	729,802
BG Group Plc	816,000	16,552,729
BP Plc	1,438,168	10,600,639
BP Plc — ADR	295,800	13,065,486
BT Group Plc	2,239,800	6,361,484
British American Tobacco Plc	113,183	4,353,693
Diageo Plc — ADR	227,869	16,937,503
Ensco International Plc — ADR	12,700	677,926
GlaxoSmithKline Plc — ADR	22,000	862,840
Guinness Peat Group Plc	6,203,761	3,483,250
HSBC Holdings Plc	1,594,174	16,292,638
International Power Plc	734,000	5,026,717
Lloyds TSB Group Plc (a)	6,739,658	6,957,346
National Grid Plc	1,185,100	10,243,099
Petropavlovsk Plc	91,157	1,632,413
Prudential Plc	120,800	1,262,020
Royal Dutch Shell Plc — ADR	118,014	7,880,975
Shire Pharmaceuticals Plc — ADR	4,300	311,234
Standard Chartered Plc	161,525	4,360,462
Unilever Plc	110,291	3,387,711
Unilever Plc — ADR	68,100	2,102,928
Vodafone Group Plc	4,422,318	11,609,198
Vodafone Group Plc — ADR	326,680	8,634,152

		173,816,609

United States — 30.5%
3M Co.	127,686	11,019,302
ACE Ltd.	300,999	18,737,188
The AES Corp. (a)	366,800	4,467,624
AOL, Inc. (a)	8,341	197,765
AT&T Inc.	1,497,894	44,008,126
Abbott Laboratories	326,162	15,626,421
Accenture Plc	13,391	649,330

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)

Adobe Systems, Inc. (a)	80,100	$2,465,478
Advance Auto Parts, Inc.	11,155	737,903
Advanced Micro Devices, Inc. (a)(c)	1,096,477	8,969,182
Aetna, Inc.	389,848	11,894,262
Agilent Technologies, Inc. (a)	141,810	5,875,188
Allergan, Inc.	43,200	2,966,544
Alliance Resource Partners LP	58,159	3,824,536
The Allstate Corp.	82,411	2,627,263
Altera Corp.	26,100	928,638
Altria Group, Inc.	314,877	7,752,272
Amdocs Ltd. (a)	21,716	596,539
American Electric Power Co., Inc.	171,306	6,163,590
American Tower Corp., Class A (a)	138,658	7,160,299
American Water Works Co, Inc.	158,054	3,997,186
Ameriprise Financial, Inc.	16,500	949,575
AmerisourceBergen Corp.	129,646	4,423,522
Amgen, Inc. (a)	155,804	8,553,640
Anadarko Petroleum Corp.	173,391	13,205,459
Analog Devices, Inc.	24,700	930,449
Apache Corp.	121,154	14,445,191
Apple, Inc. (a)(c)	241,722	77,969,848
Arch Capital Group Ltd. (a)	51,237	4,511,418
Ascent Media Corp., Class A (a)	479	18,566
Autodesk, Inc. (a)	23,800	909,160
Autoliv, Inc.	11,600	915,704
Axis Capital Holdings Ltd.	26,199	940,020
BMC Software, Inc. (a)	23,509	1,108,214
Ball Corp.	13,500	918,675
Bank of America Corp.	1,888,431	25,191,670
The Bank of New York Mellon Corp.	586,982	17,726,856
Biogen Idec, Inc. (a)	13,299	891,698
Boeing Co.	212,719	13,882,042
BorgWarner, Inc. (a)	27,800	2,011,608
Bristol-Myers Squibb Co.	1,795,250	47,538,220
Broadcom Corp., Class A	72,426	3,154,152
CA, Inc.	532,039	13,003,033
CF Industries Holdings, Inc. (c)	153,986	20,811,208
CMS Energy Corp.	180,123	3,350,288
CNA Financial Corp. (a)	21,800	589,690
CNH Global NV (a)	19,500	930,930
CVS Caremark Corp.	265,117	9,218,118
Capital One Financial Corp.	11,400	485,184
Cardinal Health, Inc.	23,672	906,874
CareFusion Corp. (a)	17,784	457,049
Celgene Corp. (a)	66,400	3,926,896
CenturyLink, Inc.	97,386	4,496,312
Cephalon, Inc. (a)	60,400	3,727,888
Charter Communications, Inc. (a)	26,800	1,043,592
Check Point Software Technologies Ltd. (a)	21,100	976,086
Chevron Corp.	541,689	49,429,121
Chubb Corp.	134,923	8,046,808
Cigna Corp.	152,284	5,582,731
Cimarex Energy Co.	10,500	929,565
Cisco Systems, Inc. (a)	897,928	18,165,083
Citigroup, Inc. (a)	6,475,666	30,629,900
The Coca-Cola Co.	94,905	6,241,902
Coca-Cola Enterprises Inc.	35,900	898,577
Cognizant Technology Solutions Corp. (a)	36,803	2,697,292
Colgate-Palmolive Co.	152,946	12,292,270
Comcast Corp., Class A	959,811	21,087,048
Complete Production Services, Inc. (a)	150,391	4,444,054
Computer Sciences Corp.	32,083	1,591,317
Comverse Technology, Inc. (a)	422,880	3,070,109
ConAgra Foods, Inc.	93,571	2,112,833
ConocoPhillips	455,158	30,996,260
Consol Energy, Inc.	592,523	28,879,571
Constellation Brands, Inc., Class A (a)	68,969	1,527,663
Corning, Inc. (c)	1,000,757	19,334,625
Covidien Plc	105,599	4,821,650
Crown Holdings, Inc. (a)	104,269	3,480,499
DIRECTV, Class A (a)	131	5,231
DISH Network Corp.	103,669	2,038,133
Darden Restaurants, Inc.	10,700	496,908
DaVita, Inc. (a)	102,779	7,142,113
Dell, Inc. (a)(c)	1,119,240	15,165,702
Devon Energy Corp.	197,993	15,544,430
Discovery Communications, Inc., Class A (a)	4,813	200,702
Discovery Communications, Inc., Class C (a)	4,895	179,598
Domtar Corp. (c)	55,500	4,213,560
The Dow Chemical Co.	362,269	12,367,864
Dr. Pepper Snapple Group, Inc.	65,674	2,309,098
E.I. du Pont de Nemours & Co.	249,881	12,464,064
EMC Corp. (a)	416,931	9,547,720
EOG Resources, Inc. (c)	85,400	7,806,414
EXCO Resources, Inc.	775,747	15,065,007
Eastman Chemical Co.	11,600	975,328
Eaton Corp.	7,230	733,917
eBay, Inc. (a)	183,487	5,106,443
Edison International	24,000	926,400
El Paso Corp.	1,259,830	17,335,261
Electronic Arts, Inc. (a)	341,642	5,596,096
Eli Lilly & Co.	106,980	3,748,579
Endo Pharmaceuticals Holdings, Inc. (a)	31,922	1,139,935
Endurance Specialty Holdings Ltd.	149,464	6,885,806
Energizer Holdings, Inc. (a)	8,300	605,070
Entergy Corp.	96,031	6,801,876
Exelon Corp.	207,415	8,636,761
Expedia, Inc.	24,551	615,985
Exxon Mobil Corp.	1,194,633	87,351,565
FMC Corp.	263,753	21,071,227
Fidelity National Information Services, Inc.	18,890	517,397
Fidelity National Title Group, Inc., Class A	633,605	8,667,716
Ford Motor Co. (a)	525,600	8,824,824
Forest Laboratories, Inc. (a)	46,795	1,496,504
Freeport-McMoRan Copper & Gold, Inc., Class B	109,604	13,162,344
The Gap, Inc.	42,919	950,227
General Communication, Inc., Class A (a)	41,436	524,580
General Electric Co.	2,656,089	48,579,868
General Growth Properties Inc.	144,300	2,233,764
General Mills, Inc.	290,424	10,336,190
General Motors Co. (a)	446,700	16,465,362
Genzyme Corp. (a)	135,986	9,682,203
Gilead Sciences, Inc. (a)	224,385	8,131,712
Global Industries Ltd. (a)	799,758	5,542,323
The Goldman Sachs Group, Inc.	128,246	21,565,847
Google, Inc., Class A (a)(c)	41,649	24,738,257
H.J. Heinz Co.	67,375	3,332,367

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)

Halliburton Co.	345,217	$14,095,210
Harris Corp.	16,548	749,624
HealthSouth Corp. (a)	185,225	3,836,010
Hess Corp.	139,385	10,668,528
Hewlett-Packard Co. (c)	615,289	25,903,667
Hologic, Inc. (a)	674,001	12,684,699
Hospira, Inc. (a)	10,300	573,607
Humana, Inc. (a)	140,444	7,687,905
Ingersoll-Rand Plc	13,100	616,879
Intel Corp.	867,479	18,243,083
International Business Machines Corp.	354,893	52,084,097
International Game Technology	297,065	5,255,080
International Paper Co.	89,647	2,441,984
Intuit, Inc. (a)	19,123	942,764
JPMorgan Chase & Co.	971,074	41,192,959
Johnson & Johnson	750,692	46,430,300
KBR, Inc.	185,308	5,646,335
Kimberly-Clark Corp.	6,000	378,240
King Pharmaceuticals, Inc. (a)	47,110	661,895
Kraft Foods, Inc.	499,515	15,739,718
L-3 Communications Holdings, Inc.	11,700	824,733
Lam Research Corp. (a)	18,000	932,040
Lexmark International, Inc., Class A (a)	59,474	2,070,885
Liberty Global, Inc. (a)	25,300	895,114
Liberty Media Corp. — Starz, Series A (a)	13	864
Liberty Media Holding Corp. — Capital (a)	8	500
Liberty Media Holding Corp. — Interactive (a)	7,000	110,390
Life Technologies Corp. (a)	111,354	6,180,147
Limited Brands, Inc.	29,518	907,088
Lincoln National Corp.	22,900	636,849
Lockheed Martin Corp.	147,541	10,314,591
Lorillard, Inc.	36,483	2,993,795
Lubrizol Corp.	8,043	859,636
Macy’s, Inc.	27,900	705,870
Marathon Oil Corp.	383,332	14,194,784
Marco Polo Investment Holdings Ltd. (a)	263	—
Mattel, Inc.	246,568	6,270,224
McDermott International, Inc. (a)	418,644	8,661,744
McDonald’s Corp.	105,865	8,126,197
The McGraw-Hill Cos., Inc.	25,900	943,019
McKesson Corp.	121,869	8,577,140
Mead Johnson Nutrition Co.	222,156	13,829,211
MeadWestvaco Corp.	27,385	716,392
Medco Health Solutions, Inc. (a)	177,831	10,895,705
Medtronic, Inc.	407,667	15,120,369
Merck & Co, Inc.	820,810	29,581,992
MetLife, Inc.	69,983	3,110,045
Mettler-Toledo International, Inc. (a)	28,336	4,284,687
Micron Technology, Inc. (a)	61,400	492,428
Microsoft Corp.	2,315,388	64,645,633
Molson Coors Brewing Co., Class B	18,700	938,553
Morgan Stanley	459,121	12,492,682
Motorola, Inc. (a)	752,339	6,823,715
Murphy Oil Corp.	54,947	4,096,299
Mylan, Inc. (a)	443,878	9,379,142
NCB Holdings Ltd. (a)	2,150	—
NII Holdings, Inc. (a)	13,600	607,376
NRG Energy, Inc. (a)	80,851	1,579,829
National Oilwell Varco, Inc.	250,570	16,850,832
National Semiconductor Corp.	31,400	432,064
Newmont Mining Corp.	413,089	25,376,057
News Corp., Class A	369,137	5,374,635
NextEra Energy, Inc.	206,169	10,718,726
Northern Trust Corp.	111,473	6,176,719
Northrop Grumman Corp.	115,002	7,449,830
Occidental Petroleum Corp.	242,293	23,768,943
Oracle Corp.	825,638	25,842,469
PG&E Corp.	93,818	4,488,253
PPG Industries, Inc.	11,000	924,770
PPL Corp.	281,680	7,413,818
Pall Corp.	33,003	1,636,289
Parker Hannifin Corp.	7,748	668,652
PartnerRe Ltd.	29,532	2,372,896
PerkinElmer, Inc.	126,443	3,264,758
Perrigo Co.	94,100	5,959,353
Pfizer, Inc.	2,051,425	35,920,452
PharMerica Corp. (a)	2,658	30,434
Philip Morris International, Inc.	196,493	11,500,735
Pitney Bowes, Inc.	19,575	473,324
Platinum Underwriters Holdings Ltd.	62,854	2,826,544
Polo Ralph Lauren Corp.	8,455	937,829
Polycom, Inc. (a)	249,891	9,740,751
Praxair, Inc.	44,525	4,250,802
Precision Castparts Corp.	50,223	6,991,544
Pride International, Inc. (a)	12,039	397,287
Principal Financial Group, Inc.	75,409	2,455,317
The Procter & Gamble Co.	430,713	27,707,767
The Progressive Corp.	176,603	3,509,102
QUALCOMM, Inc.	654,308	32,381,703
Qwest Communications International, Inc.	1,500,820	11,421,240
R.R. Donnelley & Sons Co.	27,566	481,578
Ralcorp Holdings, Inc. (a)	14,457	939,850
Raytheon Co.	76,782	3,558,078
RenaissanceRe Holdings Ltd.	63,167	4,023,106
Ross Stores, Inc.	9,833	621,937
Ryder System, Inc.	12,345	649,841
SM Energy Co.	161,421	9,512,540
SUPERVALU, Inc.	31,344	301,843
Safeway, Inc.	19,751	444,200
SanDisk Corp. (a)	60,139	2,998,531
Sara Lee Corp.	732,062	12,818,406
Schlumberger Ltd.	335,640	28,025,940
Seagate Technology (a)	29,982	450,630
Sempra Energy	13,600	713,728
Simon Property Group, Inc.	44,772	4,454,366
Sohu.com, Inc. (a)	9,900	628,551
The Southern Co.	96,138	3,675,356
Southwest Airlines Co.	46,200	599,676
Spirit Aerosystems Holdings, Inc., Class A (a)	388,436	8,083,353
The St. Joe Co. (a)(d)	729,384	15,937,040
State Street Corp.	177,362	8,218,955
Stryker Corp.	8,700	467,190
Symantec Corp. (a)(c)	475,129	7,953,659
TJX Cos., Inc.	13,700	608,143
TRW Automotive Holdings Corp. (a)	17,500	922,250
Target Corp.	9,297	559,029
Teradata Corp. (a)	28,457	1,171,290
Texas Instruments, Inc.	397,840	12,929,800
Thermo Fisher Scientific, Inc. (a)	158,381	8,767,972
Time Warner Cable, Inc.	48,443	3,198,691

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value

United States (concluded)

Time Warner, Inc.		96,863	$3,116,083
Transatlantic Holdings, Inc.		35,493	1,832,149
The Travelers Cos., Inc.		277,679	15,469,497
URS Corp. (a)		9,100	378,651
U.S. Bancorp		653,511	17,625,192
Union Pacific Corp.		319,677	29,621,271
United Technologies Corp. (c)		184,151	14,496,367
UnitedHealth Group, Inc.		247,708	8,944,736
Unum Group		21,588	522,861
Valero Energy Corp.		259,951	6,010,067
Validus Holdings Ltd.		94,601	2,895,737
VeriSign, Inc.		28,732	938,674
Verizon Communications, Inc.		855,557	30,611,829
Viacom, Inc., Class B		381,492	15,110,898
Wal-Mart Stores, Inc.		466,265	25,145,671
Walt Disney Co.		204,500	7,670,795
Waters Corp. (a)		79,826	6,203,278
WellPoint, Inc. (a)		272,141	15,473,937
Wells Fargo & Co.		1,271,755	39,411,687
Western Digital Corp. (a)		47,132	1,597,775
The Western Union Co.		34,800	646,236
Whirlpool Corp.		5,454	484,479
Williams Cos., Inc.		27,601	682,297
Windstream Corp.		86,491	1,205,685
Wisconsin Energy Corp.		8,481	499,192
Wyndham Worldwide Corp.		21,600	647,136
XL Group Plc		894,487	19,517,706
Xerox Corp.		880,693	10,145,583

			2,416,387,772

Total Common Stocks — 57.3%			4,527,440,190

Fixed Income Securities

	Par
Asset-Backed Securities	(000)

United States — 0.0%
Latitude CLO Ltd., Series 2005-1I, Class SUB, 13.00%, 12/15/17 (e)	USD	300	150,000

Total Asset-Backed Securities — 0.0%			150,000

Corporate Bonds

Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (b)		1,027	1,112,793

Brazil — 0.2%
CSN Islands XII Corp., 7.00%, (b)(g)		5,128	5,051,080
Cosan Finance Ltd., 7.00%, 2/01/17 (b)		285	303,525
Globo Comunicacao e Participacoes SA, 6.25%, (b)(f)(g)		897	941,850
Odebrecht Drilling Norbe VIII/IX, Ltd., 6.35%, 6/30/21 (b)		6,208	6,456,320

			12,752,775

Canada — 0.5%
Daylight Resources Trust, 6.25%, 12/31/14 (h)	CAD	3,034	3,242,105
PetroBakken Energy Ltd., 3.13%, 2/08/16 (h)	USD	13,300	12,568,500
Sino-Forest Corp., 5.00%, 8/01/13 (b)(h)		9,500	12,741,875
5.00%, 8/01/13 (h)		2,000	2,685,440
Valeant Pharmaceuticals International, 6.88%, 12/01/18 (b)		4,710	4,674,675
Viterra Inc., 5.95%, 8/01/20 (b)		4,993	4,764,056

			40,676,651

China — 0.2%
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (e)(h)(i)	SGD	11,400	1,776,600
China Milk Products Group Ltd., 48.37%, 1/05/12 (e)(h)	USD	4,800	960,000
China Petroleum & Chemical Corp., 0.00%, 4/24/14 (e)(h)	HKD	72,130	10,602,167

			13,338,767

El Salvador — 0.0%
Telemovil Finance Co. Ltd., 8.00%, 10/01/17 (b)	USD	2,410	2,482,300

Europe — 0.1%
European Investment Bank:4.38%, 4/15/13	EUR	5,050	7,195,101
Series 1158/0100, 3.63%, 10/15/11		1,952	2,663,631

			9,858,732

Germany — 0.1%
Fresenius Finance Jersey Ltd., 5.63%, 8/14/11 (h)		4,800	7,597,718

Hong Kong — 0.3%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(e)(h)(i)	CNY	13,100	377,711
Hongkong Land CB 2005 Ltd., 2.75%, 12/21/12 (h)	USD	1,600	3,000,000
Hutchison Whampoa International, Ltd.:
(03/33), 6.25%, 1/24/14		1,310	1,438,887
(09), 7.63%, 4/09/19		1,600	1,919,250
(09), 7.63%, 4/09/19 (b)		3,775	4,528,229
(09/16), 4.63%, 9/11/15		5,567	5,830,876
(09/16), 4.63%, 9/11/15 (b)		6,900	7,244,186
(09/19), 5.75%, 9/11/19 (b)		946	1,013,086

			25,352,225

India — 0.8%
Gujarat NRE Coke Ltd., 15.84%, 4/12/11 (e)(h)		1,900	2,641,000
REI Agro Ltd. (h):
5.50%, 11/13/14		1,178	1,273,713
5.50%, 11/13/14 (b)		6,845	7,401,156
Reliance Communications Ltd. (e)(h):
96.29%, 5/10/11		6,300	7,804,125
24.80%, 3/01/12		18,900	22,160,250

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

India (concluded)

Suzlon Energy Ltd. (e)(h): 25.47%, 6/12/12	USD	4,325	$4,476,375
41.46%, 10/11/12		5,825	5,970,625
0.00%, 7/25/14		6,225	5,532,469
Tata Steel Ltd., 1.00%, 9/05/12 (h)		4,300	5,229,875

			62,489,588

Indonesia — 0.1%
Bumi Investment Pte Ltd., 10.75%, 10/06/17 (b)		3,406	3,712,540

Japan — 0.0%
The Mie Bank Ltd., 1.00%, 10/31/11 (h)	JPY	17,000	208,574
Nagoya Railroad Co. Ltd., 1.21%, 3/30/12 (e)(h)		14,000	170,770

			379,344

Kazakhstan — 0.1%
KazMunaiGaz Finance Sub BV (b):
9.13%, 7/02/18	USD	4,292	5,021,640
7.00%, 5/05/20		2,773	2,883,920

			7,905,560

Luxembourg — 0.5%
Acergy SA, Series ACY, 2.25%, 10/11/13 (h)		1,800	2,208,600
Actelion Finance SCA, 0.00%, 11/22/11 (e)(h)	CHF	4,510	5,197,353
Evraz Group SA:
8.88%, 4/24/13	USD	1,000	1,076,250
8.88%, 4/24/13 (b)		1,250	1,346,875
8.25%, 11/10/15		985	1,046,562
9.50%, 4/24/18 (b)		3,360	3,708,768
Gaz Capital SA, 2.89%, 11/15/12	JPY	300,000	3,594,746
TNK-BP Finance SA:
7.50%, 7/18/16 (b)	USD	1,679	1,861,591
6.63%, 3/20/17 (b)		7,250	7,703,125
Series 2, 7.50%, 7/18/16		1,015	1,122,844
UBS Luxembourg SA for OJSC Vimpel Communications, 8.25%, 5/23/16		2,366	2,587,931
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, 9.13%, 4/30/18 (b)		8,222	9,352,525

			40,807,170

Malaysia — 0.7%
Berjaya Land Bhd, 8.00%, 8/15/11 (h)	MYR	13,080	4,407,453
Cherating Capital Ltd., 2.00%, 7/05/12 (h)(j)	USD	6,400	8,304,000
IOI Capital Bhd, Series IOI, 0.00%, 12/18/11 (e)(h)		6,586	9,360,352
Johor Corp., Series P3, 1.00%, 7/31/12	MYR	22,247	9,018,567
Paka Capital Ltd., 11.68%, 3/12/13 (e)(h)	USD	3,600	3,681,000
Rafflesia Capital Ltd., 1.25%, 10/04/11 (h)(j)		11,800	16,997,334

			51,768,706

Mexico — 0.3%
BBVA Bancomer SA, 7.25%, 4/22/20 (b)		5,805	6,140,547
Pemex Project Funding Master Trust, Series 13, 6.63%, 6/15/35	USD	5,038	5,126,135
Petroleos Mexicanos, 6.00%, 3/05/20		8,390	8,990,629

			20,257,311

Netherlands — 0.0%
ASM International NV (h):
4.25%, 12/06/11		70	117,075
4.25%, 12/06/11 (b)		265	442,550

			559,625

Norway — 0.1%
Subsea 7, Inc., 2.80%, 6/06/11 (h)		5,300	5,690,875

Singapore — 1.0%
CapitaLand Ltd. (h):
2.10%, 11/15/16	SGD	9,500	7,356,236
3.13%, 3/05/18		26,250	21,091,778
2.95%, 6/20/22		25,500	18,578,330
Keppel Land Ltd., 2.50%, 6/23/13 (h)		4,800	4,034,285
Olam International Ltd., 6.00%, 10/15/16 (h)	USD	5,700	7,914,450
Wilmar International Ltd., 9.50%, 12/18/12 (e)(h)		5,200	6,682,000
Yanlord Land Group Ltd., 5.85%, 7/13/14 (h)	SGD	12,000	9,744,026
9.50%, 5/04/17 (b)	USD	4,820	5,036,900
Ying Li International Real Estate Ltd., 4.00%, 3/03/15 (h)	SGD	9,750	6,600,158

			87,038,163

South Korea — 0.5%
Hyundai Motor Manufacturing Czech sro, 4.50%, 4/15/15 (b)	USD	4,177	4,286,078
Korea Development Bank, 4.38%, 8/10/15		10,415	10,717,816
Korea Electric Power Corp.:
5.13%, 4/23/34		5,723	6,065,853
8.23%, 4/01/96 (k)		4,406	3,001,416
Zeus Cayman, 3.91%, 8/19/13 (e)(h)	JPY	1,302,000	16,061,106

			40,132,269

Spain — 0.1%
Telvent GIT SA, 5.50%, 4/15/15 (b)(h)	USD	4,918	5,256,801

Sweden — 0.0%
Svensk Exportkredit AB, 10.50%, 9/29/15 (j)	TRY	1,397	979,242

Switzerland — 0.2%
UBS AG, 4.88%, 8/04/20	USD	18,710	18,992,686

Trinidad — 0.0%
Petroleum Co. of Trinidad & Tobago Ltd., 9.75%, 8/14/19 (b)		1,398	1,677,600

United Arab Emirates — 0.6%
Abu Dhabi National Energy Co., 6.50%, 10/27/36		817	800,660
Aldar Funding Ltd., 5.77%, 11/10/11 (h)		3,100	3,061,250
Dana Gas Sukuk Ltd., 7.50%, 10/31/12 (h)		37,490	35,296,835
Pyrus Ltd., 7.50%, 12/20/15 (b)(h)		7,200	7,321,680

			46,480,425

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

United Kingdom — 0.4%
Anglo American Plc, Series AAL, 4.00%, 5/07/14 (h)	USD	1,000	$1,953,500
BP Capital Markets Plc, 3.13%, 10/01/15		2,883	2,881,019
HSBC Finance Corp., 6.68%, 1/15/21 (b)		1,475	1,490,164
Lloyds TSB Bank Plc, 13.00% (g)	GBP	6,858	12,189,149
Petropavlovsk 2010 Ltd., 4.00%, 2/18/15 (h)	USD	2,600	2,951,000
Shire Plc, 2.75%, 5/09/14 (h)		6,272	6,483,680

			27,948,512

United States — 3.3%
The AES Corp., 8.38%, 3/01/11	GBP	213	340,388
Advanced Micro Devices, Inc.:
6.00%, 5/01/15 (h)	USD	18,059	18,194,442
8.13%, 12/15/17		1,965	2,082,900
Alberto-Culver Co., 5.15%, 6/01/20		1,172	1,185,002
Amylin Pharmaceuticals, Inc., 3.00%, 6/15/14 (h)		8,557	7,423,197
Building Materials Corp. of America, 6.88%, 8/15/18 (b)		1,505	1,489,950
CF Industries, Inc., 7.13%, 5/01/20		3,365	3,684,675
Calpine Corp. (b):
7.88%, 7/31/20		2,386	2,415,825
7.50%, 2/15/21		1,024	1,008,640
Central European Distribution Corp., 3.00%, 3/15/13 (h)		727	674,293
Chesapeake Energy Corp., 2.50%, 5/15/37 (h)		16,713	14,916,352
Clearwater Paper Corp., 7.13%, 11/01/18 (b)		513	529,673
Consol Energy, Inc., 8.00%, 4/01/17 (b)		10,225	10,889,625
Cott Beverages, Inc., 8.13%, 9/01/18		1,002	1,079,655
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		375	292,500
DJO Finance LLC, 9.75%, 10/15/17 (b)		1,031	1,061,930
DaVita, Inc.:
6.38%, 11/01/18		2,321	2,309,395
6.63%, 11/01/20		2,063	2,042,370
Ford Motor Credit Co. LLC:
7.00%, 4/15/15		2,465	2,648,919
8.00%, 12/15/16		2,087	2,332,137
6.63%, 8/15/17		2,019	2,121,951
GCI, Inc., 7.25%, 2/15/14		3,104	3,142,800
Gilead Sciences, Inc. (h):
0.50%, 5/01/11		2,410	2,479,288
0.63%, 5/01/13		8,891	9,802,327
1.63%, 5/01/16 (b)		1,996	2,075,840
Hana Bank, 4.50%, 10/30/15 (b)		2,182	2,211,179
The Hertz Corp., 7.50%, 10/15/18 (b)		2,621	2,719,288
Hologic, Inc., 2.00%, 12/15/37 (h)(l)		16,259	16,990,655
Host Marriott LP, 7.13%, 11/01/13		169	171,535
Intel Corp. (h):
2.95%, 12/15/35		8,069	8,038,741
3.25%, 8/01/39		15,275	18,310,906
Intelsat Subsidiary Holding Co. Ltd.:
8.50%, 1/15/13		3,503	3,507,379
8.88%, 1/15/15		564	579,510
Interline Brands Inc., 7.00%, 11/15/18 (b)	USD	619	628,285
International Lease Finance Corp., 8.25%, 12/15/20		2,093	2,155,790
Kinetic Concepts, Inc., 3.25%, 4/15/15 (b)(h)		1,220	1,282,525
Kraft Foods, Inc., 4.13%, 2/09/16		5,138	5,393,461
LifePoint Hospitals, Inc., 3.25%, 8/15/25 (h)		4,321	4,315,599
Linn Energy LLC, 7.75%, 2/01/21 (b)		5,079	5,205,975
McMoRan Exploration Co. (h):
5.25%, 10/06/11		1,965	2,345,719
5.25%, 10/06/11 (b)		325	387,969
MetroPCS Wireless, Inc., 7.88%, 9/01/18		309	320,588
Mylan, Inc.:
1.25%, 3/15/12 (h)		11,162	11,817,767
7.63%, 7/15/17 (b)		2,503	2,662,566
NRG Energy, Inc., 8.25%, 9/01/20 (b)		1,458	1,494,450
Nalco Co., 6.63%, 1/15/19 (b)		4,328	4,425,380
Omnicare Inc., 3.75%, 12/15/25 (h)		7,326	8,168,490
Omnicare, Inc., Series OCR, 3.25%, 12/15/35 (h)		1,376	1,262,480
Phibro Animal Health Corp., 9.25%, 7/01/18 (b)		694	714,820
Pinafore LLC, 9.00%, 10/01/18 (b)		1,027	1,109,160
Ranbaxy Laboratories Ltd., 10.22%, 3/18/11 (e)(h)		3,278	4,109,792
Reliance Holdings USA, Inc. (b):
4.50%, 10/19/20		4,124	3,934,927
6.25%, 10/19/40		2,618	2,617,691
Reynolds Group Issuer, Inc., 9.00%, 4/15/19 (b)		600	621,750
SBA Communications Corp. (h):
1.88%, 5/01/13		3,676	4,121,715
4.00%, 10/01/14		2,124	3,154,140
SanDisk Corp., 1.00%, 5/15/13 (h)		19,789	19,046,912
SonoSite, Inc., 3.75%, 7/15/14 (h)		2,333	2,560,468
St. Mary Land & Exploration Co., 3.50%, 4/01/27 (h)		6,541	7,963,667
SunGard Data Systems, Inc., 7.38%, 11/15/18 (b)		2,580	2,592,900
Texas Industries Inc., 9.25%, 8/15/20 (b)		3,951	4,197,937
Thermo Fisher Scientific, Inc., 3.20%, 5/01/15		2,476	2,533,146
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17		2,054	2,043,730
7.00%, 10/01/20		3,081	3,042,488

			264,985,554

Total Corporate Bonds — 10.1%			800,233,932

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests	(000)		Value

Indonesia — 0.1%
PT Multi Daerah Bersaing, Facility A Term Loan, 7.30%, 4/13/12	USD	4,613	$4,576,027

United States — 0.2%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/30/15		19,244	19,436,459

Total Floating Rate Loan Interests — 0.3%			24,012,486

Foreign Agency Obligations

Australian Government Bonds, 5.75%, 6/15/11	AUD	14,969	15,379,315
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/17	BRL	6,300	7,550,036
Series F, 10.00%, 1/01/17		117,189	64,713,298
Series F, 10.00%, 1/01/21		87,019	46,194,895
Bundesrepublik Deutschland:
4.00%, 7/04/16	EUR	35,663	52,269,482
4.25%, 7/04/17		22,425	33,277,450
3.50%, 7/04/19		21,928	30,763,900
Series 07, 4.00%, 1/04/18		8,400	12,276,888
Series 08, 4.25%, 7/04/18		5,600	8,280,229
Canadian Government Bond:
4.00%, 6/01/16	CAD	8,512	9,192,840
3.50%, 6/01/20		10,961	11,363,370
Deutsche Bundesrepublik Inflation Linked, Series I/L, 1.50%, 4/15/16	EUR	5,622	7,971,210
Export-Import Bank of Korea, 4.13%, 9/09/15	USD	12,425	12,627,478
Federal Republic of Germany:
1.50%, 9/21/12		1,815	1,844,781
1.50%, 9/21/12 (b)		19,166	19,480,476
Hong Kong Government Bond:
4.13%, 2/22/13	HKD	47,750	6,591,052
2.03%, 3/18/13		151,750	20,072,846
Kreditanstalt fuer Wiederaufbau, 3.25%, 6/27/13 (h)	EUR	13,500	18,758,168
Magyar Nemzeti Vagonkezel Zrt, 4.40%, 9/25/14 (h)		300	379,044
Malaysia Government Bond:
3.76%, 4/28/11	MYR	31,107	10,130,713
Series 0108, 3.46%, 7/31/13		34,471	11,268,043
Netherland Government Bond, 3.75%, 7/15/14	EUR	4,300	6,191,683
New Zealand Government Bond, Series 216, 4.50%, 2/14/16	NZD	1,175	1,389,433
Poland Government Bond, 3.00%, 8/24/16	PLN	30,050	10,305,525
Socialist Republic of Vietnam, 6.75%, 1/29/20	USD	1,944	1,973,160
Turkey Government Bond:
10.00%, 1/09/13	TRY	3,842	2,624,877
10.50%, 1/15/20		28,677	20,746,249
Turkey Government International Bond, 4.00%, 4/01/20		6,051	4,744,009
Ukraine Government International Bond (b):
6.88%, 9/23/15	USD	1,517	1,539,755
7.75%, 9/23/20		3,573	3,635,528
United Kingdom Gilt:
4.25%, 3/07/11	GBP	25,110	39,405,944
4.75%, 3/07/20		47,715	82,254,667

Total Foreign Agency Obligations — 7.3%			575,196,344

Non-Agency Mortgage-Backed Securities

Commercial Mortgage-Backed Securities — 0.2%
Banc of America Large Loan, Inc., Series 2010-HLTN, Class HLTN, 2.01%, 11/15/15 (b)(j)	USD	16,700	14,889,035

Total Non-Agency Mortgage-Backed Securities — 0.2%			14,889,035

U.S. Treasury Obligations

U.S. Treasury Inflation Indexed Bonds, 2.38%, 1/15/27		12,442	13,827,536
U.S. Treasury Notes:
1.38%, 2/15/13 (c)(m)		28,656	29,087,974
2.13%, 11/30/14		29,776	30,501,790
2.63%, 12/31/14 (m)(n)		60,471	63,054,750
2.25%, 1/31/15		47,715	48,982,406
2.38%, 2/28/15		58,174	59,955,870
2.50%, 3/31/15		57,561	59,580,240
2.63%, 2/29/16		15,660	16,072,296
3.50%, 5/15/20		147,006	150,590,006
2.63%, 8/15/20		120,730	114,457,240
2.63%, 11/15/20		32,368	30,532,214

Total U.S. Treasury Obligations — 7.8%			616,642,322

Total Fixed Income Securities — 25.7%			2,031,124,119

Investment Companies	Shares

Brazil — 0.1%
iShares MSCI Brazil (Free) Index Fund (o)		79,400	6,145,560

South Korea — 0.1%
iShares MSCI South Korea Index Fund (o)		71,000	4,344,490

United States — 3.9%
Consumer Staples Select Sector SPDR Fund		232,262	6,807,599
ETFS Gold Trust (a)		210,940	29,824,807
ETFS Palladium Trust (a)		71,260	5,690,817
ETFS Platinum Trust (a)		60,273	10,614,678
Energy Select Sector SPDR Fund		586,922	40,057,427
Financial Select Sector SPDR Fund		690,244	11,009,392
Health Care Select Sector SPDR Fund		232,514	7,324,191
iShares Dow Jones U.S. Telecommunications Sector Index Fund (n)		122,203	2,855,884
iShares Silver Trust (a)(o)		604,651	18,248,367
SPDR Gold Trust (a)		1,064,888	147,721,263
SPDR KBW Regional Banking ETF		149,736	3,960,517
Technology Select Sector SPDR Fund		372,000	9,366,960

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Investment Companies	Shares		Value

United States (concluded)

Utilities Select Sector SPDR Fund		613,900	$19,239,626
Vanguard Telecommunication Services ETF		3,500	229,705

			312,951,233

Vietnam — 0.0%
Vietnam Enterprise Investments Ltd., R Shares (a)		380,361	749,311
Vinaland Ltd. (a)		2,340,400	2,322,847

			3,072,158

Total Investment Companies — 4.1%			326,513,441

Preferred Securities

Preferred Stocks

Switzerland — 0.1%
UBS AG, 9.38% (a)(h)		202,225	5,555,525

United Kingdom — 0.1%
HSBC Holdings Plc, 8.00%		191,500	5,114,965

United States — 0.6%
Apache Corp., 6.00% (h)		33,950	2,249,527
Bunge Ltd., 4.88% (h)		17,997	1,691,718
Chesapeake Energy Corp., 5.75% (b)(h)		14,640	16,364,592
El Paso Corp. (h):
4.99%		7,807	9,182,984
4.99% (b)		510	599,888
General Motors Co., 4.75% (a)		228,350	12,356,018
SandRidge Energy, Inc., 7.00% (a)(b)(h)		62,000	7,393,500
XL Group Plc, 10.75% (h)		57,583	1,794,286

			51,632,513

Total Preferred Stocks — 0.8%			62,303,003

Trust Preferreds

United States — 0.1%
Citigroup Capital XIII, 7.88% (j)		141,714	3,746,461
Omnicare Capital Trust II, Series B, 4.00% (h)		65,500	2,528,664

			6,275,125

Total Trust Preferreds — 0.1%			6,275,125

Total Preferred Securities — 0.9%			68,578,128

Rights

United States — 0.0%
Federal Hydrogenerating Co. JSC (Expires 1/24/11)		91,367	91

Total Rights — 0.0%			91

Warrants (p)	Shares		Value

Canada — 0.0%
Kinross Gold Corp.		37,568	$82,746

United States — 0.1%
Bank of America Corp. (Expires 1/16/19)		295,847	2,112,347
Ford Motor Co. (Expires 1/01/13)		560,613	4,568,996

			6,681,343

Total Warrants — 0.1%			6,764,089

Total Long-Term Investments (Cost — $5,997,484,853) — 88.1%			6,960,420,058

Short-Term Securities

Money Market Funds — 0.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (o)(q)		2,860,795	2,860,795

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.44% (o)(q)(r)	USD	410	409,500

	Par
	(000)

Time Deposits — 0.0%
Canada — 0.0%
Brown Brothers Harriman & Co., 0.05%, 1/01/11	CAD	254	255,892

Europe — 0.0%
Brown Brothers Harriman & Co., 0.08%, 1/01/11	EUR	558	748,877

Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 1/01/11	HKD	2	236

			1,005,005

U.S. Treasury Obligations — 11.4%
U.S. Treasury Bills (s):
0.12%, 2/10/11		141,110	141,096,312
0.13%, 2/17/11		127,250	127,232,440
0.10%, 2/24/11		156,179	156,153,699
0.10%, 3/03/11		173,394	173,359,321
0.13%, 3/10/11		199,890	199,846,024
0.11%, 3/17/11		61,295	61,281,331
0.12%, 3/24/11		38,696	38,686,094

			897,655,221

Total Short-Term Securities (Cost — $901,895,561) — 11.4%			901,930,521

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Exchange-Traded Call Options — 0.0%
Google, Inc. Class A, Strike Price USD 600.00, Expires 3/19/11	208	$550,160
The St. Joe Co., Strike Price USD 19.00, Expires 1/22/11	764	225,380

		775,540

Over-the-Counter Put Options — 0.0%
KOSPI Index:
Strike Price KRW 230.71, Expires 12/08/11, Broker Citibank NA	490	278,859
Strike Price USD 232.20, Expires 3/10/11, Broker Goldman Sachs Bank USA	48,447,740	24,272
SPDR Gold Trust, Strike Price USD 129.11, Expires 1/20/12, Broker JPMorgan Chase Bank NA	116,675	1,051,242

		1,354,373

Total Options Purchased (Cost — $2,715,171) — 0.0%		2,129,913

Total Investments Before Structured Options and Outstanding Options Written (Cost — $6,902,095,585*) — 99.5%		7,864,480,492

Over-the-Counter Structured
Options	Units

Credit Suisse Euro Stoxx Index Link, Expires 8/05/11, Broker Credit Suisse International (t)	9,016	(516,821)
DJ Euro Stoxx Index, Expires 9/16/11, Broker JPMorgan Chase Bank NA (u)	4,041	617,799
FTSE 100 Index, Expires 6/17/11, Broker Goldman Sachs Bank USA (v)	2,142	1,673,731
MSCI EAFE Index, Expires 9/16/11, Broker JPMorgan Chase Bank NA (w)	6,391	617,570
MSCI EAFE Index, Expires 12/16/11, Broker Goldman Sachs Bank USA (x)	4,171	167,553
MSCI EM Index, Expires 12/14/11, Broker JPMorgan Chase Bank NA (y)	12,003	256,271
MSCI Europe excluding UK Index:
Expires 9/01/11, Broker Deutsche Bank AG (z)	62,489	357,779
Expires 9/16/11, Broker Goldman Sachs Bank USA (aa)	114,559	760,672
Expires 9/16/11, Broker Goldman Sachs Bank USA (ab)	72,901	407,498
Expires 9/16/11, Broker Goldman Sachs Bank USA (ac)	145,751	1,438,554
Taiwan Taiex Index, Expires 12/21/11, Broker Citibank NA (ad)	39,760	662,521

Total Over-the-Counter Structured Options (Cost — $0) — 0.1%		6,443,127

Options Written	Contracts	Value

Exchange-Traded Call Options — (0.1)%
Advanced Micro Devices, Inc., Strike Price USD 10.00, Expires 1/21/12	4,926	$(347,283)
Agrium, Inc.:
Strike Price USD 65.00, Expires 1/22/11	14	(37,800)
Strike Price USD 70.00, Expires 1/22/11	90	(198,450)
Strike Price USD 75.00, Expires 1/22/11	476	(799,680)
Strike Price USD 90.00, Expires 2/19/11	37	(20,720)
Apple, Inc., Strike Price USD 320.00, Expires 1/22/11	62	(71,455)
CF Industries Holdings, Inc.:
Strike Price USD 95.00, Expires 1/22/11	379	(1,544,425)
Strike Price USD 105.00, Expires 1/22/11	569	(1,726,915)
Strike Price USD 115.00, Expires 1/22/11	497	(1,027,548)
Corning, Inc., Strike Price USD 19.00, Expires 1/22/11	3,002	(186,124)
Dell, Inc.:
Strike Price USD 15.00, Expires 1/21/12	1,016	(129,032)
Strike Price USD 16.00, Expires 8/20/11	1,622	(87,588)
DOMTAR CORP, Strike Price USD 65.00, Expires 1/22/11	517	(581,625)
EOG Resources, Inc., Strike Price USD 100.00, Expires 1/21/12	410	(331,075)
Google, Inc. Class A, Strike Price USD 650.00, Expires 3/19/11	208	(200,720)
Hewlett-Packard Co., Strike Price USD 50.00, Expires 1/21/12	1,628	(331,298)
Symantec Corp., Strike Price USD 17.50, Expires 1/21/12	2,652	(522,444)
United Technologies Corp., Strike Price USD 80.00, Expires 1/21/12	923	(588,412)

		(8,732,594)

Exchange-Traded Put Options — (0.0)%
General Mills, Inc.:
Strike Price USD 33.00, Expires 4/16/11	411	(29,387)
Strike Price USD 34.00, Expires 4/16/11	399	(42,094)
Google, Inc. Class A, Strike Price USD 580.00, Expires 3/19/11	208	(470,080)
Mead Johnson Nutrition Co., Strike Price USD 45.00, Expires 1/22/11	244	(1,220)

		(542,781)

Over-the-Counter Put Options — (0.1)%
DJ EuroStoxx 50 Index, Strike Price EUR 2,540.25, Expires 1/20/12, Broker JPMorgan Chase Bank NA	5,669	(1,274,047)

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Consolidated Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Put Options (concluded)

S&P Equity Option:
Strike Price USD 988.57, Expires 12/08/11	9,047	$(314,591)
Strike Price USD 1,030.64, Expires 3/10/11	8,994	(30,620)

		(1,619,258)

Total Options Written (Premiums Received — $6,996,231) — (0.2)%		(10,894,633)

Total Investments, Net of Structured Options and Outstanding Options Written — 99.4%		7,860,028,986
Other Assets Less Liabilities — 0.6%		46,394,032

Net Assets — 100.0%		$7,906,423,018

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$6,945,506,729

Gross unrealized appreciation	$1,019,319,721
Gross unrealized depreciation	(100,345,958)

Net unrealized appreciation	$918,973,763

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security or a portion thereof, pledged/held as collateral for outstanding options written.

(d)	Security, or a portion of security, is on loan.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	Convertible security.

(i)	Issuer filed for bankruptcy and/or is in default of interest payments.

(j)	Variable rate security. Rate shown is as of report date.

(k)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(l)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(m)	All or a portion of security has been pledged as collateral in connection with swaps.

(n)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(o)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/			Shares/
	Beneficial			Beneficial
	Interest Held at		Shares/	Interest Held at	Value at
	December 31,	Shares	Beneficial	December 31,	December 31,	Realized
Affiliate	2009	Purchased	Interest Sold	2010	2010	Gain (Loss)	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	630,193	2,230,602 [1]	—	2,860,795	$2,860,795	—	$2,299
BlackRock Liquidity Series, LLC Money Market Series	$124,868,750	—	$(124,459,250)[2]	$409,500	$409,500	—	$79,244
iShares Dow Jones U.S. Telecommunication Sector Index Fund	111,400	10,803	—	122,203	$2,855,884	—	$81,995
iShares MSCI Brazil (Free) Index	56,500	50,900	(28,000)	79,400	$6,145,560	$562,664	$216,575
iShares MSCI South Korea Index Fund	122,800	—	(51,800)	71,000	$4,344,490	$(183,929)	$45,486
iShares Silver Trust	742,200	55,451	(193,000)	604,651	$18,248,367	$689,415	—

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest sold.

(p)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(q)	Represents the current yield as of report date.

(r)	Security was purchased with the cash collateral from loaned securities.

(s)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(t)	CSFB DJ EuroStoxx Structured Option is issued in units. Each unit represents a structure based on the DJ EuroStoxx 50 Index, with an initial reference strike of 2,819.34. Each unit contains (a) one written put on the index at a strike price of 2,650.18 and (b) one call option on the index with a strike of 2,819.34. The Fund holds 9,016 units of the structure. On

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Schedule of Investments December 31, 2010 (continued)

December 31, 2010, the EuroStoxx 50 Index was 2,792.82. At this time, the value of the structured option was ($516,821) based on a price of ($57.32) per unit. The option expires on August 5, 2011.

(u)	JP Morgan Chase DJ Euro Stoxx Structured Option is issued in units. Each unit represents a structure based on the DJ EuroStoxx 50 Index, with an initial reference strike of 2,622.91. Each unit contains (a) one written put on the index at a strike price of 2,461.601 and (b) one call option on the index with a strike of 2,622.91. The Fund holds 4,041 units of the structure. On December 31, 2010, the EuroStoxx 50 Index was 2,792.82. At this time, the value of the structured option was $617,799 based on a price of $152.88 per unit. The option expires on September 16, 2011.

(v)	Goldman Sachs FTSE 100 Structured Option is issued in units. Each unit represents a structure based on the FTSE 100 Index, with an initial reference strike of 5,067.00. Each unit contains (a) one written put on the index at a strike price of 4,692.042 and (b) one call option on the index with a strike of 5,067.000. The Fund holds 2,142 units of the structure. On December 31, 2010, the FTSE 100 Index was 5,899.94. At this time, the value of the structured option was $1,673,731 based on a price of $781.387 per unit. The option expires on June 17, 2011.

(w)	JP Morgan Chase MSCI EAFE Structured Option is issued in units. Each unit represents a structure based on the MSCI EAFE Index, with an initial reference strike of 1,564.68. Each unit contains (a) one written put on the index at a strike price of 1,564.68 and (b) one call option on the index with a strike of 1,564.68. The Fund holds 6,391 units of the structure. On December 31, 2010, the MSCI EAFE Index was 1,658.30. At this time, the value of the structured option was $617,570 based on a price of $95.659 per unit. The option expires on September 16, 2011.

(x)	Goldman Sachs MSCI EAFE Structured Option is issued in units. Each unit represents a structure based on the MSCI EAFE Index, with an initial reference strike of 1,621.56. Each unit contains (a) one written put on the index at a strike price of 1,621.56 and (b) one call option on the index with a strike of 1,621.56. The Fund holds 4,171 units of the structure. On December 31, 2010, the MSCI EAFE Index was 1,658.30. At this time, the value of the structured option was $167,553 based on a price of $40.171 per unit. The option expires on December 16, 2011.

(y)	JP Morgan Chase MSCI EM Structured Option is issued in units. Each unit represents a structure based on the MSCI EM Index. Each unit contains (a) one written put on the index at a strike price of 1,128.89 and (b) one call option on the index with a strike of 1,128.89. The Fund holds 12,003 units of the structure. On December 31, 2010, the MSCI EM Index was 1,151.38. At this time, the value of the structured option was $256,271 based on a price of $21.35 per unit. The option expires on December 14, 2011.

(z)	DB MSCI Europe ex UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe ex UK Index, with an initial reference strike of 96.017. Each unit contains (a) one written put on the index at a strike price of 90.7361 and (b) one call option on the index with a strike of 96.017. The Fund holds 62,489 units of the structure. On December 31, 2010, the MSCI Europe ex UK Index was 102.40. At this time, the value of the structured option was $357,779 based on a price of $5.725 per unit. The option expires on September 1, 2011.

(aa)	Goldman Sachs MSCI Europe ex UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe ex UK Index, with an initial reference strike of 96.02. Each unit contains (a) one written put on the index at a strike price of 96.02 and (b) one call option on the index with a strike of 96.02. The Fund holds 114,559 units of the structure. On December 31, 2010, the MSCI Europe ex UK Index was 102.40. At this time, the value of the structured option was $760,672 based on a price of $6.64 per unit. The option expires on September 16, 2011.

(ab)	Goldman Sachs MSCI Europe ex UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe ex UK Index, with an initial reference strike of 96.02. Each unit contains (a) one written put on the index at a strike price of 89.9707 and (b) one call option on the index with a strike of 96.02. The Fund holds 72,901 units of the structure. On December 31, 2010, the MSCI Europe ex UK Index was 102.40. At this time, the value of the structured option was $407,498 based on a price of $5.589 per unit. The option expires on September 16, 2011.

(ac)	Goldman Sachs MSCI Europe ex UK Structured Option is issued in units. Each unit represents a structure based on the MSCI Europe ex UK Index, with an initial reference strike of 93.31. Each unit contains (a) one written put on the index at a strike price of 93.31 and (b) one call option on the index with a strike of 93.31. The Fund holds 145,751 units of the structure. On December 31, 2010, the MSCI Europe ex UK Index was 102.40. At this time, the value of the structured option was $1,438,554 based on a price of $9.87 per unit. The option expires on September 16, 2011.

(ad)	Citigroup Taiwan Taiex Structured Option traded November 11, 2010 is issued in units. Each unit represents a structure based on the Taiex Index. Each unit contains (a) one written put on the index at a strike price of 7,842.2055 and (b) one call option on the index with a strike of 8,478.06. The Fund holds 39,760 units of the structure. On December 31, 2010, the Taiex Index was 8,972.50. At this time, the value of the structured option was $662,521 based on a price of $16.66 per unit. The option expires on December 21, 2011.

   • Foreign currency exchange contracts as of December 31, 2010 were as follows:

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

HKD 306,755	USD 39,417	Brown Brothers Harriman & Co.	1/03/11	$48
KRW 37,781,730	USD 33,135	Brown Brothers Harriman & Co.	1/03/11	151
HKD 128,876	USD 16,580	Brown Brothers Harriman & Co.	1/04/11	1
USD 8,709	BRL 14,488	Brown Brothers Harriman & Co.	1/04/11	(11)
USD 80,560	JPY 6,610,790	Brown Brothers Harriman & Co.	1/04/11	(867)
USD 21,772	JPY 1,774,606	Brown Brothers Harriman & Co.	1/05/11	(87)
CHF 25,738,594	USD 25,938,058	JPMorgan Chase Bank NA	1/06/11	1,592,627
EUR 10,341,600	USD 13,975,742	UBS AG	1/06/11	(156,170)
EUR 16,573,250	USD 22,373,888	Barclays Bank Plc	1/06/11	(226,907)
JPY 195,531,002	USD 2,404,464	Brown Brothers Harriman & Co.	1/06/11	3,999
KRW 14,950,440,000	USD 12,977,813	Deutsche Bank AG	1/06/11	191,365
KRW 7,524,330,000	USD 6,520,782	UBS AG	1/06/11	107,066
USD 13,195,446	KRW 14,950,440,000	Deutsche Bank AG	1/06/11	26,269
USD 6,646,935	KRW 7,524,330,000	UBS AG	1/06/11	19,087
EUR 9,300,000	USD 12,601,407	Deutsche Bank AG	1/07/11	(173,735)
EUR 15,390,250	USD 20,794,459	JPMorgan Chase Bank NA	1/07/11	(228,332)
EUR 5,175,400	USD 6,991,965	Credit Suisse International	1/07/11	(76,033)
JPY 2,103,964,896	USD 25,233,448	UBS AG	1/07/11	682,508
JPY 2,891,960,797	USD 34,721,585	Deutsche Bank AG	1/07/11	900,649
EUR 19,979,836	USD 26,042,318	Deutsche Bank AG	1/13/11	656,542
EUR 12,612,100	USD 16,425,368	UBS AG	1/13/11	428,057
CAD 11,443,022	USD 11,161,854	Credit Suisse International	1/14/11	343,677
CAD 15,566,343	USD 15,271,301	Deutsche Bank AG	1/14/11	380,076
CHF 23,725,243	USD 23,630,720	JPMorgan Chase Bank NA	1/14/11	1,749,170
EUR 23,705,760	USD 31,085,600	Credit Suisse International	1/14/11	592,101
CHF 16,366,908	EUR 12,522,500	Credit Suisse International	1/19/11	776,049
CHF 25,754,604	EUR 19,717,198	UBS AG	1/19/11	1,205,047
EUR 10,260,170	USD 13,576,821	JPMorgan Chase Bank NA	1/19/11	133,552
EUR 10,270,000	USD 13,587,210	Credit Suisse International	1/19/11	136,299
CHF 35,766,507	EUR 27,341,560	UBS AG	1/20/11	1,728,263
EUR 10,326,760	USD 13,824,227	Barclays Bank Plc	1/20/11	(24,903)
USD 5,969,686	ZAR 40,987,862	Barclays Bank Plc	1/21/11	(232,352)
USD 2,511,599	ZAR 17,244,640	UBS AG	1/21/11	(97,756)
EUR 13,868,192	USD 18,546,488	Deutsche Bank AG	1/27/11	(15,162)
EUR 20,471,720	USD 27,390,138	UBS AG	1/27/11	(34,869)
GBP 11,801,249	USD 18,446,060	Credit Suisse International	1/27/11	(50,710)
NOK 46,129,200	USD 7,800,000	UBS AG	1/28/11	94,473
KRW 7,524,330,000	USD 6,636,675	UBS AG	2/07/11	(20,929)
KRW 14,950,440,000	USD 13,189,625	Deutsche Bank AG	2/07/11	(44,494)
SGD 15,200,760	USD 11,800,000	JPMorgan Chase Bank NA	5/16/11	44,910
TWD 284,112,000	USD 9,600,000	JPMorgan Chase Bank NA	5/16/11	183,879

Total				$10,592,548

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Schedule of Investments December 31, 2010 (continued)

  • Financial futures contracts sold as of December 31, 2010 were as follows:

			Expiration	Notional	Unrealized
Contracts	Issue	Exchange	Date	Value	Appreciation

17	Hang Seng Index	Hong Kong	January 2011	USD 2,531,369	$14,001
10	SPI 200 Index AUD	Sydney	March 2011	USD 1,223,176	13,717

Total					$27,718

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

					Unrealized
			Expiration	Notional	Appreciation
Contracts	Issue	Exchange	Date	Value	(Depreciation)

91	DAX Index 25 Euro	Eurex	March 2011	USD 21,394,738	$(335,947)
834	DJ Euro Stoxx 50	Eurex	March 2011	USD 31,614,419	(475,804)
46	EMINI MSCI EAFE	Chicago Mercantile	March 2011	USD 3,788,113	32,187
58	FTSE 100 Index	NYSE LIFFE London	March 2011	USD 5,258,462	70,412
84	H-Shares Index	Hong Kong	January 2011	USD 6,815,887	25,972
56	MSCI Singapore IX ETS	Singapore	January 2011	USD 3,246,628	55,729
38	Nikkei 225 Simex	Singapore	March 2011	USD 2,412,129	(30,986)
132	S&P Index	Chicago Mercantile	March 2011	USD 40,773,250	575,750
17	S&P TSE 60 Index	Montreal	March 2011	USD 2,569,167	53,925
140	SGX CNX Nifty ETS	Singapore	January 2011	USD 1,699,390	26,530
124	Taiwan MSCI SIMEX Index	Singapore	January 2011	USD 3,905,256	54,064
339	Yen Denominated Nikkei	Chicago Mercantile	March 2011	USD 21,415,183	(99,812)

Total					$(47,980)

•	Total return swaps outstanding as of December 31, 2010 were as follows:

Interest		Interest			Notional
Rate		Rate		Expiration	Amount	Unrealized
Receivable		Payable	Counterparty	Date	(000)	Appreciation

0.66	%(1)	—	BNP Paribas SA	1/11/11	USD 10,352	$516,160(2)
—		0.43%(3)	JPMorgan Chase Bank NA	2/18/11	USD 13,523	284,135(4)
—		0.43%(3)	JPMorgan Chase Bank NA	2/18/11	USD 2,200	46,217(4)
0.00	%(5)	—	Credit Suisse International	3/16/11	USD 8,390	119,280(6)
0.14	%(7)	—	Citibank NA	4/15/11	USD 6,650	102,091(8)
0.22	%(9)	—	BNP Paribas SA	9/19/11	USD 22,395	409,246(8)

Total						$1,477,129

(1)	Based on the 3-month LIBOR plus 0.37%.

(2)	Based on the change in the return of the MSCI Daily Total Return Net Emerging Markets USD Index.

(3)	Based on the 3-month LIBOR minus 0.71%.

(4)	Based on the change in the return of the MSCI Daily Total Return Net Europe (ex United Kingdom) USD Index.

(5)	Based on the overnight MosPrime Rate.

(6)	Based on the change in the return of the RTS Index Future.

(7)	Based on the 3-month LIBOR minus 0.15%.

(8)	Based on the change in the return of the MSCI Daily Total Return All Country World (ex USA) USD Index.

(9)	Based on the 3-month LIBOR minus 0.08%.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Argentina	$7,877,691	—	—	$7,877,691
Australia	—	$87,402,942	—	87,402,942
Austria	—	1,776,893	—	1,776,893
Belgium	336,376	5,451,414	—	5,787,790
Brazil	166,564,790	—	$161,644	166,726,434
Canada	218,673,898	—	—	218,673,898
Chile	7,564,146	—	—	7,564,146
China	10,429,940	104,034,487	—	114,464,427
Egypt	—	5,634,903	—	5,634,903
Finland	601,656	5,275,376	—	5,877,032
France	12,331,135	56,072,935	—	68,404,070
Germany	902,184	36,672,022	—	37,574,206
Hong Kong	5,275,835	47,111,510	—	52,387,345
India	—	70,286,604	—	70,286,604
Indonesia	5,595,441	4,472,326	—	10,067,767
Israel	11,782,301	—	—	11,782,301
Italy	—	28,117,966	—	28,117,966
Japan	669,123	497,083,663	—	497,752,786
Kazakhstan	10,428,597	—	—	10,428,597
Luxembourg	2,074,520	—	—	2,074,520
Malaysia	—	29,438,858	—	29,438,858
Mexico	13,534,256	—	—	13,534,256
Netherlands	2,544,320	9,271,266	—	11,815,586

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Schedule of Investments December 31, 2010 (concluded)

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Norway	—	$11,303,085	—	$11,303,085
Philippines	$3,368,006	—	—	3,368,006
Poland	—	1,958,045	—	1,958,045
Russia	90,829,876	11,225,046	—	102,054,922
Singapore	1,125,654	58,830,577	—	59,956,231
South Africa	6,323,786	4,570,394	—	10,894,180
South Korea	12,595,815	52,541,171	—	65,136,986
Spain	2,223,650	18,624,960	—	20,848,610
Switzerland	20,786,260	58,578,664	—	79,364,924
Taiwan	9,884,942	60,290,193	—	70,175,135
Thailand	23,695,559	16,575	—	23,712,134
Turkey	—	23,012,533	—	23,012,533
United Kingdom	51,202,846	122,613,763	—	173,816,609
United States	2,416,387,772	—	—	2,416,387,772
Asset-Backed Securities	—	—	$150,000	150,000
Corporate Bonds	—	758,167,600	42,066,332	800,233,932
Floating Rate Loan Interests	—	—	24,012,486	24,012,486
Foreign Agency Obligations	—	444,892,835	130,303,509	575,196,344
Non Agency Mortgage-Backed	—	14,889,035	—	14,889,035
U.S. Treasury Obligations	—	616,642,322	—	616,642,322
Investment Companies	326,513,441	—	—	326,513,441
Preferred Securities	51,401,756	17,176,372	—	68,578,128
Rights	—	91	—	91
Warrants	6,764,089	—	—	6,764,089
Short-Term Securities		—
Money Market Funds	2,860,795	409,500	—	3,270,295
Time Deposits	—	1,005,005	—	1,005,005
US Treasury Obligations	—	897,655,221	—	897,655,221

Total	$3,503,150,456	$4,162,506,152	$196,693,971	$7,862,350,579

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$11,975,865	—	$11,975,865
Equity contracts	$1,697,827	1,357,849	$8,314,321	11,369,997
Interest rate contracts	—	119,280	—	119,280
Liabilities:
Foreign currency exchange contracts	—	(1,383,317)	—	(1,383,317)
Equity contracts	(10,217,924)	—	(2,136,079)	(12,354,003)

Total	$(8,520,097)	$12,069,677	$6,178,242	$9,727,822

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

				Floating
				Rate
	Common	Asset-Backed	Corporate	Loan
	Stocks	Securities	Bonds	Interests

Assets:
Balance, as of December 31, 2009	—	$6,000	$99,937,671	$6,000,000
Accrued discounts/premiums	—	1,222	1,711,793	12,699
Net realized gain (loss)	—	—	6,353,600	10,393
Net change in unrealized appreciation/depreciation[2]	—	142,778	(8,595,871)	348,542
Purchases	—	—	26,191,818	25,542,903
Sales	—	—	(44,185,002)	(7,902,051)
Transfers in3	$161,644	—	8,674,869	—
Transfers out[3]	—	—	(48,022,546)	—

Balance, as of December 31, 2010	$161,644	$150,000	$42,066,332	$24,012,486

	Foreign
	Agency	Structured	Preferred
	Obligations	Notes	Securities	Total

Assets:
Balance, as of December 31, 2009	$8,348,349	$193,637	$491,702	$114,977,359
Accrued discounts/premium	(47,889)	284	—	1,678,109
Net realized gain (loss)	—	26,793	(195)	6,390,591
Net change in unrealized appreciation/depreciation[2]	808,625	(927)	(132,203)	(7,429,056)
Purchases	2,707,408	—	—	54,442,129
Sales	—	(219,787)	(197,660)	(52,504,500)
Transfers in3	118,487,016	—	—	127,323,529
Transfers out[3]	—	—	(161,644)	(48,184,190)

Balance, as of December 31, 2010	$130,303,509	—	—	$196,693,971

[2]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation in securities still held at December 31, 2010 was $3,620,574.

  3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Equity Contracts

Assets:
Balance, as of December 31, 2009	$7,346,847
Accrued discounts/premiums	—
Net realized gain (loss)	3,894,196
Net change in unrealized appreciation/depreciation[4]	(7,347,096)
Purchases	—
Sales	(3,894,196)
Transfers in5	6,178,491
Transfers out[5]	—

Balance, as of December 31, 2010	$6,178,242

[4]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on derivatives still held at December 31, 2010 was $(1,249,587)

[5]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (including securities loaned of $397,670) (cost—$6,880,246,481)	$7,829,615,896
Investments at value—affiliated (cost—$21,849,104)	34,864,596
Unrealized appreciation on foreign currency exchange contracts	11,975,865
Unrealized appreciation on swaps	1,477,129
Foreign currency at value (cost—$4,042,950)	4,387,565
Structured options at value (cost—$0)	6,959,948
Interest receivable	25,779,874
Capital shares sold receivable	20,379,953
Dividends receivable	5,206,953
Swaps receivable	1,269,000
Investments sold receivable	824,598
Margin variation receivable	27,562
Securities lending income receivable—affiliated	4,991
Prepaid expenses	74,732
Other assets	104

Total assets	7,942,848,766

Liabilities:
Bank overdraft	16,719
Cash held as collateral for swaps	4,040,000
Options written at value (premiums received—$6,996,231)	10,894,633
Structured options at value (cost $0)	516,821
Collateral on securities loaned at value	409,500
Unrealized depreciation on foreign currency exchange contracts	1,383,317
Investments purchased payable	9,641,561
Investment advisory fees payable	4,215,292
Capital shares redeemed payable	2,135,086
Distribution fees payable	1,333,940
Deferred foreign capital gain tax	450,683
Other affiliates payable	31,479
Swaps payable	11,601
Officer’s and Directors’ fees payable	5,593
Other accrued expenses payable	1,339,523

Total liabilities	36,425,748

Net Assets	$7,906,423,018

Net Assets Consist of:
Paid-in capital	$6,961,608,191
Distributions in excess of net investment income	(30,519,118)
Accumulated net realized loss	(1,742,149)
Net unrealized appreciation/depreciation	977,076,094

Net Assets	$7,906,423,018

Net Asset Value:
Class I—Based on net assets of $1,403,484,187 and 86,921,597 shares outstanding, 200 million shares authorized, $0.10 par value	$16.15

Class II—Based on net assets of $19,018,744 and 1,179,109 shares outstanding, 200 million shares authorized, $0.10 par value	$16.13

Class III—Based on net assets of $6,483,920,087 and 447,343,684 shares outstanding, 200 million shares authorized, $0.10 par value	$14.49

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Statement of Operations Year Ended December 31, 2010

Investment Income:
Interest	$81,691,165
Dividends	77,637,354
Foreign taxes withheld	(3,708,707)
Dividends—affiliated	346,355
Securities lending—affiliated	79,244

Total income	156,045,411

Expenses:
Investment advisory	41,235,972
Distribution—Class II	19,239
Distribution—Class III	13,168,459
Accounting services	1,424,191
Custodian	1,231,662
Printing	565,546
Professional	265,612
Officer and Directors	152,404
Registration	54,818
Transfer agent—Class I	842
Transfer agent—Class II	10
Transfer agent—Class III	4,148
Miscellaneous	211,749

Total expenses excluding dividend expense	58,334,652
Dividend expense	35,937
Interest expense	2,659

Total expenses	58,373,248
Less fees waived by advisor	(966)

Total expenses after fees waived	58,372,282

Net investment income	97,673,129

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments—unaffiliated	120,933,376
Investments—affiliated	1,068,150
Financial futures contracts	(2,826,771)
Swaps	2,029,834
Short sales	(3,176,711)
Options written and structured options	11,801,040
Foreign currency transactions	(34,343,636)

95,485,282

Net change in unrealized appreciation/depreciation on:
Investments (including a $532,589 change in deferred foreign capital gain tax)	453,567,735
Financial futures contracts	(4,714,165)
Swaps	1,153,926
Short sales	1,707,994
Options written and structured options	(523,951)
Foreign currency transactions	15,274,644

466,466,183

Total realized and unrealized gain	561,951,465

Net Increase in Net Assets Resulting from Operations	$659,624,594

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Consolidated Statement of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$97,673,129	$67,610,049
Net realized gain (loss)	95,485,282	(21,067,408)
Net change in unrealized appreciation/depreciation	466,466,183	761,570,622

Net increase in net assets resulting from operations	659,624,594	808,113,263

Dividends and Distributions to Shareholders From:
Net investment income:
Class I	(15,673,072)	(13,027,335)
Class II	(195,407)	(94,232)
Class III	(68,131,911)	(68,171,865)
Net realized gain:
Class I	(7,134,231)	—
Class II	(97,704)	—
Class III	(37,006,852)	—
Tax return of capital:
Class I	—	(767,656)
Class II	—	(7,050)
Class III	—	(4,541,863)

Decrease in net assets resulting from dividends and distributions to shareholders	(128,239,177)	(86,610,001)

Capital Share Transactions:
Net increase in net assets derived from capital share transactions	1,964,036,225	2,277,640,598

Net Assets:
Total increase in net assets	2,495,421,642	2,999,143,860
Beginning of year	5,411,001,376	2,411,857,516

End of year	$7,906,423,018	$5,411,001,376

Distributions in excess of net investment income	$(30,519,118)	$(26,898,601)

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010[1]	2009[1]	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$14.92	$12.52	$16.03	$14.78	$13.54

Net investment income[2]	0.26	0.27	0.27	0.32	0.32
Net realized and unrealized gain (loss)	1.24	2.39	(3.39)	2.19	1.92

Net increase (decrease) from investment operations	1.50	2.66	(3.12)	2.51	2.24

Dividends and distributions from:
Net investment income	(0.19)	(0.24)	(0.33)	(0.47)	(0.41)
Net realized gain	(0.08)	—	(0.06)	(0.79)	(0.59)
Tax return of capital	—	(0.02)	—	—	—

Total dividends and distributions	(0.27)	(0.26)	(0.39)	(1.26)	(1.00)

Net asset value, end of year	$16.15	$14.92	$12.52	$16.03	$14.78

Total Investment Return:[3]
Based on net asset value	10.05%	21.30%	(19.48)%	17.01%	16.53%	[4]

Ratios to Average Net Assets:
Total expenses	0.71%	0.74%	0.80%	0.78%	0.79%

Total expenses after fees waived	0.71%	0.74%	0.80%	0.78%	0.79%

Total expenses after fees waived and excluding dividend expense	0.71%	0.74%	0.80%	0.78%	0.79%

Net investment income	1.75%	1.99%	1.81%	2.03%	2.18%

Supplemental Data:
Net assets, end of year (000)	$1,403,484	$855,977	$589,326	$755,675	$717,928

Portfolio turnover	28%	26%	31%	34%	55%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	The previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2010[1]	2009[1]	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$14.91	$12.53	$16.03	$14.78	$13.54

Net investment income[2]	0.24	0.24	0.25	0.30	0.29
Net realized and unrealized gain (loss)	1.23	2.39	(3.39)	2.19	1.92

Net increase (decrease) from investment operations	1.47	2.63	(3.14)	2.49	2.21

Dividends and distributions from:
Net investment income	(0.17)	(0.22)	(0.30)	(0.45)	(0.38)
Net realized gain	(0.08)	—	(0.06)	(0.79)	(0.59)
Tax return of capital	—	(0.03)	—	—	—

Total dividends and distributions	(0.25)	(0.25)	(0.36)	(1.24)	(0.97)

Net asset value, end of year	$16.13	$14.91	$12.53	$16.03	$14.78

Total Investment Return:[3]
Based on net asset value	9.88%	21.05%	(19.57)%	16.82%	16.36%	[4]

Ratios to Average Net Assets:
Total expenses	0.86%	0.89%	0.95%	0.93%	0.94%

Total expenses after fees waived	0.86%	0.89%	0.95%	0.93%	0.94%

Total expenses after fees waived and excluding dividend expense	0.86%	0.89%	0.95%	0.93%	0.94%

Net investment income	1.60%	1.76%	1.69%	1.90%	2.03%

Supplemental Data:
Net assets, end of year (000)	$19,019	$7,843	$1,544	$1,521	$1,771

Portfolio turnover	28%	26%	31%	34%	55%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	The previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

See Notes to Consolidated Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2010[1]	2009[1]	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$13.42	$11.30	$14.53	$13.51	$12.45

Net investment income[2]	0.20	0.21	0.21	0.24	0.23
Net realized and unrealized gain (loss)	1.10	2.15	(3.07)	2.02	1.81

Net increase (decrease) from investment operations	1.30	2.36	(2.86)	2.26	2.04

Dividends and distributions from:
Net investment income	(0.15)	(0.22)	(0.31)	(0.45)	(0.39)
Net realized gain	(0.08)	—	(0.06)	(0.79)	(0.59)
Tax return of capital	—	(0.02)	—	—	—

Total dividends and distributions	(0.23)	(0.24)	(0.37)	(1.24)	(0.98)

Net asset value, end of year	$14.49	$13.42	$11.30	$14.53	$13.51

Total Investment Return:[3]
Based on net asset value	9.76%	20.92%	(19.67)%	16.75%	16.40%	[4]

Ratios to Average Net Assets:
Total expenses	0.96%	0.99%	1.03%	1.04%	1.04%

Total expenses after fees waived	0.96%	0.99%	1.03%	1.04%	1.04%

Total expenses after fees waived and excluding dividend expense	0.96%	0.99%	1.03%	1.04%	1.04%

Net investment income	1.50%	1.75%	1.66%	1.67%	1.88%

Supplemental Data:
Net assets, end of year (000)	$6,483,920	$4,547,181	$1,820,988	$333,475	$71,208

Portfolio turnover	28%	26%	31%	34%	55%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	The previous investment advisor fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Notes to Consolidated Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Global Allocation V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Subsidiary allows the Fund to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short position) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion,

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

securities that they issue. For example, mortgage-related securities guaranteed by the Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Consolidated Statement of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Inflation Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of the inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

changes in the terms of debt instruments and are included in interest income in the Consolidated Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of
December 31, 2010

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities		Liabilities
	Location	Value	Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$11,975,865	Unrealized depreciation on foreign currency exchange contracts	$1,383,317

Equity contracts	Net appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value-unaffiliated**; Structured options at value	11,369,997	Net appreciation/ depreciation*; Options written at value; Structured options at value	12,354,003

Interest rate contracts	Unrealized appreciation on swaps	119,280		—

Total		$23,465,142		$13,737,320

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments in the
Statement of Operations
Year Ended December 31, 2010

	Net Realized Gain (Loss) from
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Foreign currency exchange contracts	—	—	—	$(32,522,586)

Equity contracts	$(2,826,771)	$2,029,834	$4,483,495	—

Interest rate contracts	—	—	155,458	—

Total	$(2,826,771)	$2,029,834	$4,638,953	$(32,522,586)

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	35

	Net Change in Unrealized Appreciation/Depreciation on
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Foreign currency exchange contracts	—	—	—	$14,854,570

Equity contracts	$(4,714,165)	$1,034,646	$2,592,943	—

Interest rate contracts	—	119,280	—	—

Total	$(4,714,165)	$1,153,926	$2,592,943	$14,854,570

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:

Average number of contracts purchased	2,245

Average number of contracts sold	39

Average notional value of contracts purchased	$138,497,353

Average notional value of contracts sold	$5,325,648

Foreign currency contracts:

Average number of contracts-US dollars purchased	29

Average number of contracts-US dollars sold	30

Average US dollar amounts purchased	$203,460,909

Average US dollar amounts sold	$302,094,866

Options:

Average number of options contracts purchased	12,141,702

Average number of options contracts written	21,964

Average notional value of options contracts purchased	$16,408,565

Average notional value of options contracts written	$60,462,779

Structured options:

Average number of units	246,850

Average notional value	$74,852,408

Total return swaps:

Average number of contracts	7

Average notional value	$79,475,730

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.65% of the Fund’s average daily net assets.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s net assets which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Consolidated Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the Manager $120,662 for certain accounting services, which are included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, record keeping, sub-transfer agency and other administrative services with respect to sub accounts they service. For these services, these entities receive an annual fee per shareholder account which will vary depending on share class. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent—class specific in the Consolidated Statement of Operations.

The Company received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Consolidated Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Consolidated Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Consolidated Statement of Operations. For the year ended December 31, 2010, BIM received $18,485 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the year ended December 31, 2010, were $2,815,922,369 and $989,222,860, respectively.

Purchases and sales of US government securities for the year ended December 31, 2010 were $684,878,547 and $525,391,657, respectively.

Transactions in options written for the year ended December 31, 2010, were as follows:

	Calls		Puts
		Premiums		Premiums
	Contracts	Received	Contracts	Received

Outstanding options, beginning of year	15,020	$5,932,452	1,871	$1,834,267

Options opened	30,546	6,691,993	25,708	3,430,919

Options closed	(7,115)	(2,148,738)	(329)	(314,512)

Options expired	(8,827)	(1,629,856)	(2,279)	(2,040,121)

Options exercised	(10,596)	(4,760,173)	—	—

Outstanding options, end of year	19,028	$4,085,678	24,971	$2,910,553

As of December 31, 2010, the value of portfolio securities subject to covered call options written was $79,180,478.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	37

agreement during the year ended December 31, 2010.

6.  Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2010 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions and income recognized from pass-through entities were reclassified to the following accounts:

Paid-in capital	$4,372,586

Distributions in excess of net investment income	$(17,293,256)

Accumulated net realized loss	$12,920,670

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$84,000,390	$85,666,018

Long-term capital gains	44,238,787	—

Tax return of capital	—	943,983

Total distributions	$128,239,177	$86,610,001

As of December 31, 2010, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$16,578,412

Undistributed net long-term capital gains	17,436,156

Net unrealized gains*	910,800,259

Total	$944,814,827

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gain on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements and the classification of investments.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of December 31, 2010, the Fund had the following industry classifications:

Percent of
Long-Term
Industry	Investments

Oil, Gas & Consumable Fuels	12%

US Government	9

Foreign Agency Obligations	8

Metals & Mining	8

Other*	63

*	Consists of Asset-Backed Securities, US Treasury Obligations and Foreign Agency Obligations (17%) and all other industries less than 4% of long-term investments (46%).

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	33,735,919	$514,181,290

Shares issued to shareholders in reinvestment of dividends and distributions	1,415,723	22,807,303

Total issued	35,151,642	536,988,593

Shares redeemed	(5,615,241)	(84,604,184)

Net increase	29,536,401	$452,384,409

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	15,859,836	$227,775,783

Shares issued to shareholders in reinvestment of dividends and distributions	948,194	13,794,991

Total issued	16,808,030	241,570,774

Shares redeemed	(6,476,970)	(86,929,801)

Net increase	10,331,060	$154,640,973

Class II Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	953,210	$14,474,676

Shares issued to shareholders in reinvestment of dividends and distributions	18,217	293,111

Total issued	971,427	14,767,787

Shares redeemed	(318,390)	(4,770,306)

Net increase	653,037	$9,997,481

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	490,084	$6,895,524

Shares issued to shareholders in reinvestment of dividends and distributions	6,881	101,282

Total issued	496,965	6,996,806

Shares redeemed	(94,106)	(1,295,559)

Net increase	402,859	$5,701,247

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	169,516,060	$2,321,974,102

Shares issued to shareholders in reinvestment of dividends and distributions	7,271,008	105,138,763

Total issued	176,787,068	2,427,112,865

Shares redeemed	(68,244,761)	(925,458,530)

Net increase	108,542,307	$1,501,654,335

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	248,876,521	$2,950,992,388

Shares issued to shareholders in reinvestment of dividends and distributions	5,563,432	72,713,728

Total issued	254,439,953	3,023,706,116

Shares redeemed	(76,785,117)	(906,407,738)

Net increase	177,654,836	$2,117,298,378

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	39

BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Allocation V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (consolidated for each of the two years in the period then ended). These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended (consolidated for each of the two years in the period then ended), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 26, 2011

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

December 31, 2010

Annual Report

BlackRock Global Opportunities V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	During the period, the Fund’s name was changed from the BlackRock Global Growth V.I. Fund to the BlackRock Global Opportunities V.I. Fund.

•	Effective January 1, 2010, the Fund changed its primary benchmark from the S&P Global Broad Market Index to the MSCI All Country World Index. The MSCI All Country World Index represents the industry standard benchmark for global multi-cap strategies such as the Fund’s, is widely used by the Fund’s peer group, and more accurately reflects the universe of securities in which the Fund invests.

•	For the 12-month period ended December 31, 2010, the Fund posted positive double-digit gains, but underperformed both the MSCI All Country World Index and its former benchmark, the S&P Global Broad Market Index. The following discussion pertains to the Fund’s performance relative to the MSCI All Country World Index.

What factors influenced performance?

•	Fund performance was negatively affected by stock selection in the consumer staples, information technology (IT) and financials sectors. Rising input costs and intense pricing competition pressured margins across the packaged foods sub-industry, causing several of the Fund’s holdings to underperform. Elsewhere, while tobacco-related stocks generally outperformed broader markets, the Fund’s holding in Japan Tobacco, Inc. suffered the impact of a surprise corporate tax hike and a rising yen. In IT, the Fund’s mixture of computer hardware and software names delivered positive returns, but detracted from performance relative to the benchmark index. In financials, the positive effects from underweighting insurers were more than offset by stock selection within the industry, including Lincoln National Corp. and T&D Holdings, Inc. in particular, which fell during the reporting period.

•	Conversely, factors that contributed to the Fund’s relative results included stock selection in the energy, materials and consumer discretionary sectors and good allocation decisions in financials, utilities, industrials and materials. The Fund’s strength within energy resulted from significant upward momentum in coal stocks, led by Fund holdings Arch Coal, Inc. and Banpu PLC. Within materials, the fertilizer/agricultural chemical space was a strong positive as The Mosaic Co. and Yara International ASA appreciated meaningfully on rising demand trends for phosphates and potash. We continue to expect a challenging market environment for financials and utilities, both laggards during the year, given their overall interest rate sensitivities and the continued need for banks to deleverage. The Fund’s underweight positions in both sectors has been additive to relative returns.

Describe recent portfolio activity.

•	During the 12-month period, notable sector changes included additions to materials, consumer staples and energy. The Fund’s rotation out of IT, financials and utilities helped fund these purchases. Increases in the Fund’s exposure to materials were most pronounced within the fertilizer and diversified mining sub-industries, while staples retailing and coal mining were two other areas of investment. Regionally, we closed the Fund’s emerging markets underweight to a near-neutral position, and moved to an overweight in Japan.

Describe Fund positioning at period end.

•	At period end, we have positioned the portfolio with a bias toward names witnessing near-term sustainable growth, including exposures to heavy equipment manufacturers, diversified metals & mining, select chemicals, semiconductors and specific software systems developers. We remain cautiously optimistic on the markets in 2011. We are alert to continuing signs of economic strength, particularly as it relates to employment figures in the United States, while also being cognizant that the recent rally might not be sustainable and a short-term retrenchment is possible.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average earnings growth.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged market capitalization-weighted index is made up of equities from 45 countries, including the United States. Effective January 1, 2010, the Fund changed the benchmark against which it measures performance from the S&P Global Broad Market Index to the MSCI All Country World Index because it more accurately reflects the universe of securities in which the Fund invests.

[4]	This rules-based index is designed to measure global stock market performance.
Performance Summary as of December 31, 2010

	6-Month	Average Annual Total Returns
	Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]

Class I Shares[5]	25.28%	11.23%	6.38%		2.99%

Class III Shares[5]	25.10	10.93	6.11	[7]	2.73	[7]

MSCI All Country World Index	24.32	12.67	3.44		3.20

S&P Global Broad Market Index	25.48	15.11	4.48		4.66

[5]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Fund Information as of December 31, 2010

Percent of
Geographic Allocations	Long-Term Investments

United States	43%
Japan	11
United Kingdom	7
Germany	7
Canada	5
Netherlands	3
Hong Kong	3
Switzerland	2
South Korea	2
China	2
Brazil	2
France	2
Other[1]	11

[1]	Other includes a 1% investment in each of the following countries: Mexico, Thailand, Norway, Ireland, Malaysia, Indonesia, Denmark, India, Belgium, Spain and South Africa.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,252.80	$5.62	$1,000.00	$1,020.21	$5.04	0.99%

Class III	$1,000.00	$1,251.00	$7.04	$1,000.00	$1,018.95	$6.31	1.24%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including options and forward currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc. BlackRock Global Opportunities V.I. Fund Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Austria — 0.3%
Erste Bank der Oesterreichischen Sparkassen AG	3,700	$174,628

Bahamas — 0.4%
Petrominerales Ltd.	6,100	203,436

Belgium — 0.8%
Anheuser-Busch InBev NV	7,600	434,255

Brazil — 1.6%
BM&F Bovespa SA	39,500	312,431
Banco Bradesco SA, Preference Shares	9,300	182,919
Banco Santander Brasil SA — ADR	8,100	110,160
Cia de Concessoes Rodoviarias	5,700	161,042
PDG Realty SA Empreendimentos e Participacoes	28,100	171,985

		938,537

Canada — 4.6%
Agrium, Inc.	4,400	403,700
Barrick Gold Corp.	4,800	256,438
Canadian Natural Resources Ltd.	9,300	414,820
Manulife Financial Corp.	17,600	303,570
Sun Life Financial, Inc.	9,700	293,741
Teck Resources Ltd., Class B	3,100	191,673
The Toronto-Dominion Bank	2,800	209,092
TransCanada Corp.	11,100	424,106
Vittera, Inc. S(a)	17,300	161,464

		2,658,604

China — 1.7%
China Construction Bank, Class H	286,200	256,391
China Merchants Bank Co. Ltd.	89,400	225,515
E-Commerce China Dangdang, Inc. — ADR (a)	1,600	43,312
Lentuo International, Inc. — ADR (a)	7,600	53,200
Longtop Financial Technologies Ltd. — ADR (a)	5,400	195,372
Want Want China Holdings Ltd.	238,400	208,782

		982,572

Colombia — 0.6%
Pacific Rubiales Energy Corp.	9,500	322,463

Denmark — 0.8%
Carlsberg A/S	2,400	240,901
Pandora A/S (a)	3,600	216,850

		457,751

Finland — 0.3%
Nokia Oyj — ADR	14,600	150,672

France — 1.5%
BNP Paribas SA	3,640	231,817
Pinault-Printemps-Redoute	900	143,290
Technip SA	2,500	231,082
Unibail-Rodamco SE	1,400	277,196

		883,385

Germany — 6.4%
Bayer AG	3,600	266,857
Bayerische Motoren Werke AG	3,900	307,267
Deutsche Boerse AG	2,000	138,181
Deutsche Post AG	19,000	322,337
Deutsche Telekom AG	19,800	255,244
Fresenius Medical Care AG	3,700	212,723
K+S AG	5,100	384,395
Kabel Deutschland Holding AG (a)	6,500	304,807
Merck KGaA	1,400	112,084
Metro AG	4,000	288,705
SAP AG — ADR	6,700	339,087
Siemens AG	2,700	334,459
Volkswagen AG, Preference Shares	2,764	449,392

		3,715,538

Hong Kong — 2.5%
AIA Group Ltd. (a)	80,900	227,417
CNOOC Ltd. — ADR	1,400	333,718
Cheung Kong Holdings Ltd.	23,000	354,464
China Resources Enterprise, Ltd.	44,300	181,409
Hong Kong Exchanges and Clearing Ltd.	7,200	163,243
Wing Hang Bank Ltd.	13,600	187,990

		1,448,241

India — 0.8%
ICICI Bank Ltd.	17,500	447,843

Indonesia — 0.9%
Adaro Energy PT	1,131,100	319,656
Bank Mandiri Persero Tbk PT	251,900	181,137

		500,793

Ireland — 1.0%
Accenture Plc	4,800	232,752
Covidien Plc	7,300	333,318

		566,070

Italy — 0.3%
Intesa Sanpaolo SpA	62,300	169,370

Japan — 10.5%
Bridgestone Corp.	17,400	334,932
Canon, Inc.	7,900	405,785
Dena Co. Ltd.	6,500	232,874
Hino Motors Ltd.	73,600	396,779
Honda Motor Co., Ltd.	13,200	520,988
Itochu Corp.	59,500	599,506
JSR Corp.	9,300	172,618

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	JPY	Japanese Yen
AUD	Australian Dollar	MXN	Mexican New Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
DKK	Danish Krone	PLN	Poland Zloty
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
GDR	Global Depositary Receipts	USD	US Dollar
HKD	Hong Kong Dollar	ZAR	South African Rand
INR	Indian Rupee

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Global Opportunities V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)

JTEKT Corp.	37,600	$441,182
Japan Tobacco, Inc.	130	480,034
Komatsu Ltd.	21,900	659,121
Marubeni Corp.	55,400	387,844
Nomura Holdings, Inc.	15,800	100,252
SMC Corp.	1,900	324,228
Sumitomo Heavy Industries Ltd.	78,400	501,472
Sumitomo Mitsui Financial Group, Inc.	8,300	293,879
Tokio Marine Holdings, Inc.	8,700	258,455

		6,109,949

Malaysia — 0.9%
CIMB Group Holdings Berhad	86,200	237,658
Tenaga Nasional Bhd	115,000	312,214

		549,872

Mexico — 1.2%
Fomento Economico Mexicano, SA de CV — ADR	3,900	218,088
Grupo Mexico, SA de CV	74,100	305,040
Grupo Modelo SA	28,600	177,737

		700,865

Netherlands — 2.6%
Aegon NV (a)	20,800	127,331
Corio NV	2,100	134,838
ING Groep NV CVA (a)	9,800	95,605
LyondellBasell Industries NV, Class A (a)	11,500	395,600
Royal Dutch Shell Plc, Class A	23,300	772,062

		1,525,436

Norway — 1.1%
Yara International ASA	10,700	622,834

Poland — 0.3%
KGHM Polska Miedz SA	2,900	169,677

Russia — 0.4%
Mail.ru Group Ltd. — GDR (a)(b)	1,200	43,200
VimpelCom Ltd. — ADR	12,500	188,000

		231,200

Singapore — 0.2%
CapitaLand Ltd.	48,300	139,708

South Africa — 1.1%
Bidvest Group Ltd.	16,800	399,821
Naspers Ltd.	4,000	235,829

		635,650

South Korea — 1.9%
KT Corp. — ADR	13,300	276,640
Kia Motors Corp.	6,100	271,719
LG Display Co. Ltd.	6,700	234,302
Samsung Electronics Co., Ltd.	400	334,054

		1,116,715

Spain — 0.7%
Telefonica SA	18,000	410,938

Sweden — 0.2%
Nordea Bank AB	12,100	131,561

Switzerland — 2.1%
Adecco SA, Registered Shares	4,900	321,339
Nestle SA, Registered Shares	5,200	304,635
Novartis AG, Registered Shares	4,900	288,441
Roche Holding AG	1,000	146,593
UBS AG (a)	9,900	163,053

		1,224,061

Taiwan — 0.2%
Siliconware Precision Industries Co., Ltd. — ADR	21,800	129,710

Thailand — 1.2%
Bangkok Bank PCL, Foreign Shares	28,700	145,190
Banpu PCL	21,100	554,361

		699,551

United Kingdom — 6.8%
Afren Plc (a)	141,900	327,184
Barclays Plc	63,900	264,093
Barratt Developments Plc (a)	41,800	57,856
Bellway Plc	5,900	61,773
GlaxoSmithKline Plc	12,500	242,411
HSBC Holdings Plc	35,225	360,006
Invensys Plc	51,600	285,182
Kazakhmys Plc	16,500	418,845
PartyGaming Plc (a)	42,700	137,531
Persimmon Plc	8,600	55,966
Taylor Wimpey Plc (a)	122,300	60,335
Tullow Oil Plc	15,200	300,163
Vodafone Group Plc — ADR	15,100	399,093
WPP Plc	26,500	327,610
Xstrata Plc	28,100	665,865

		3,963,913

United States — 41.2%
ACE Ltd.	2,600	161,850
AMR Corp. (a)	39,400	306,926
AT&T Inc.	14,500	426,010
Abbott Laboratories	5,600	268,296
Aetna	2,000	61,020
Allergan, Inc.	4,000	274,680
American Electric Power Co., Inc.	10,800	388,584
Ameriprise Financial, Inc.	3,700	212,935
Amgen, Inc. (a)	3,000	164,700
Apple, Inc. (a)	2,000	645,120
Applied Materials, Inc.	15,000	210,750
Arch Coal, Inc.	15,700	550,442
Avon Products, Inc.	8,000	232,480
Baxter International, Inc.	6,300	318,906
Becton Dickinson & Co.	1,100	92,972
Boston Scientific Corp. (a)	20,900	158,213
Bunge Ltd.	3,400	222,768
CVS Caremark Corp.	8,600	299,022
Cardinal Health, Inc.	3,800	145,578
Carnival Corp.	6,600	304,326
Celgene Corp. (a)	2,400	141,936
Cisco Systems, Inc. (a)	17,800	360,094
Citigroup, Inc. (a)	92,600	437,998
Clorox Co.	5,600	354,368
Colgate-Palmolive Co.	3,500	281,295
Comerica, Inc.	6,600	278,784
ConAgra Foods, Inc.	11,600	261,928
ConocoPhillips	4,200	286,020
Corning, Inc.	14,000	270,480
Darden Restaurants, Inc.	5,900	273,996
Delta Air Lines, Inc. (a)	16,800	211,680
EMC Corp. (a)	18,100	414,490
eBay, Inc. (a)	14,600	406,318

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc. BlackRock Global Opportunities V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)

Edison International	8,400	$324,240
Express Scripts, Inc. (a)	2,600	140,530
Exxon Mobil Corp.	7,500	548,400
Federal Realty Investment Trust	3,300	257,169
General Motors Co. (a)	5,500	202,730
Genzyme Corp. (a)	2,600	185,120
The Goldman Sachs Group, Inc.	1,500	252,240
Google, Inc., Class A (a)	800	475,176
Henry Schein, Inc. (a)	3,200	196,448
Hewlett-Packard Co.	5,200	218,920
Huntsman Corp.	28,400	443,324
International Business Machines Corp.	4,000	587,040
J.B. Hunt Transport Services, Inc.	8,900	363,209
JPMorgan Chase & Co.	7,800	330,876
JetBlue Airways Corp. (a)	32,600	215,486
Johnson & Johnson	3,100	191,735
Joy Global, Inc.	3,900	338,325
KeyCorp	29,000	256,650
Kohl’s Corp. (a)	4,600	249,964
Liberty Global, Inc. (a)	9,700	343,186
Lincoln National Corp.	10,000	278,100
Manpower, Inc.	4,800	301,248
Medco Health Solutions, Inc. (a)	2,200	134,794
Medtronic, Inc.	5,400	200,286
Microsoft Corp.	15,200	424,384
The Mosaic Co.	5,600	427,616
Newmont Mining Corp.	4,700	288,721
News Corp., Class A	19,400	282,464
NII Holdings, Inc. (a)	4,900	218,834
Nike, Inc., Class B	3,900	333,138
Occidental Petroleum Corp.	3,700	362,970
Oracle Corp.	10,500	328,650
Peabody Energy Corp.	8,300	531,034
PepsiCo, Inc.	8,500	555,305
Pfizer, Inc.	8,300	145,333
Qwest Communications International, Inc.	37,300	283,853
Rowan Cos., Inc. (a)	10,400	363,064
Sprint Nextel Corp. (a)(c)	52,300	221,229
Stanley Black & Decker, Inc.	4,527	302,720
Stillwater Mining Co. (a)	13,600	290,360
T. Rowe Price Group, Inc.	5,800	374,332
Target Corp.	4,000	240,520
Texas Instruments, Inc.	9,500	308,750
Thermo Fisher Scientific, Inc. (a)	3,400	188,224
U.S. Bancorp	11,100	299,367
United States Steel Corp.	6,500	379,730
Wells Fargo & Co.	10,000	309,900

		23,920,659

Total Common Stocks — 97.1%		56,336,457

Rights

Brazil — 0.0%
Banco Bradesco SA (Expires 1/31/11)	159	823

Total Rights — 0.0%		823

Total Long-Term Investments (Cost — $49,053,629) — 97.1%		56,337,280

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (d)(e)	1,304,873	1,304,873

Total Short-Term Securities (Cost — $1,304,873) — 2.3%		1,304,873

Total Investments Before Options Written (Cost — $50,358,502*) — 99.4%		57,642,153

Options Written	Contracts

Exchange-Traded Call Options — (0.0)%
Sprint Nextel Corp., Strike Price $4, Expires 2/19/11	179	(7,071)

Exchange-Traded Put Options — (0.0)%
Sprint Nextel Corp.:
Strike Price $3.75, Expires 1/22/11	215	(567)
Strike Price $4, Expires 2/19/11	179	(2,864)

		(3,431)

Total Options Written (Premiums Received — $19,162) — (0.0)%		(10,502)

Total Investments, Net of Options Written (Cost — $50,339,340) — 99.4%		57,631,651
Other Assets Less Liabilities — 0.6%		374,963

Net Assets — 100.0%		$58,006,614

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$50,589,299

Gross unrealized appreciation	$7,761,386
Gross unrealized depreciation	(708,532)

Net unrealized appreciation	$7,052,854

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion thereof, pledged/held as collateral for outstanding options written.

(d)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	December 31,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	377,439	927,434	1,304,873	$2,266

(e)	Represents the current yield as of report date.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Schedule of Investments December 31, 2010 (continued)

   • Foreign currency exchange contracts as of December 31, 2010 were as follows:

				Unrealized
Currency	Currency		Settlement	Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)

USD 203,444	EUR 153,000	Citibank NA	1/03/11	$(1,010)
USD 21,010	INR 940,381	Bank of New York Melon	1/03/11	(20)
JPY 5,575,000	USD 68,010	Citibank NA	1/04/11	657
JPY 2,826,000	USD 34,462	Morgan Stanley Capital Services, Inc.	1/04/11	347
JPY 2,909,000	USD 35,580	Citibank NA	1/05/11	251
JPY 5,007,000	USD 61,429	Citibank NA	1/06/11	243
AUD 1,370,000	USD 1,363,539	Citibank NA	1/19/11	35,269
CAD 1,228,000	USD 1,212,961	Citibank NA	1/19/11	21,731
CHF 724,000	USD 756,141	Deutsche Bank Securities	1/19/11	18,335
DKK 174,000	USD 32,432	Citibank NA	1/19/11	(1,239)
DKK 1,083,000	USD 192,362	Royal Bank of Scotland	1/19/11	1,785
EUR 1,417,400	USD 1,914,510	Citibank NA	1/19/11	(20,487)
EUR 146,000	USD 191,715	Morgan Stanley Capital Services, Inc.	1/19/11	3,379
GBP 234,000	USD 363,231	Citibank NA	1/19/11	1,564
GBP 666,000	USD 1,057,870	Morgan Stanley Capital Services, Inc.	1/19/11	(19,617)
HKD 6,846,000	USD 882,953	Citibank NA	1/19/11	(2,074)
JPY 142,012,000	USD 1,750,003	Citibank NA	1/19/11	(609)
MXN 1,843,000	USD 146,594	Morgan Stanley Capital Services, Inc.	1/19/11	2,490
NOK 948,000	USD 157,931	Royal Bank of Scotland	1/19/11	4,416
NOK 1,857,000	USD 307,984	UBS AG	1/19/11	10,032
NZD 162,000	USD 121,234	Citibank NA	1/19/11	4,865
PLN 305,000	USD 108,779	Citibank NA	1/19/11	(5,850)
PLN 480,500	USD 157,401	Royal Bank of Scotland	1/19/11	4,754
SEK 940,000	USD 140,404	Citibank NA	1/19/11	(710)
SGD 232,000	USD 178,936	Morgan Stanley Capital Services, Inc.	1/19/11	1,844
ZAR 443,000	USD 63,260	Citibank NA	1/19/11	3,838
ZAR 2,395,000	USD 343,889	Deutsche Bank Securities	1/19/11	18,867
USD 1,331,355	AUD 1,370,000	Deutsche Bank Securities	1/19/11	(67,452)
USD 133,535	CAD 134,000	Citibank NA	1/19/11	(1,195)
USD 1,070,880	CAD 1,094,000	UBS AG	1/19/11	(29,081)
USD 736,652	CHF 724,000	UBS AG	1/19/11	(37,824)
USD 236,340	DKK 1,257,000	Citibank NA	1/19/11	11,000
USD 2,413,049	EUR 1,729,000	Morgan Stanley Capital Services, Inc.	1/19/11	102,645
USD 51,205	GBP 32,500	Citibank NA	1/19/11	539
USD 312,793	GBP 201,500	Morgan Stanley Capital Services, Inc.	1/19/11	(1,333)
USD 1,066,233	GBP 666,000	UBS AG	1/19/11	27,980
USD 321,319	HKD 2,492,000	Citibank NA	1/19/11	672
USD 562,035	HKD 4,354,000	Deutsche Bank Securities	1/19/11	1,803
USD 1,764,102	JPY 142,012,000	Citibank NA	1/19/11	14,708
USD 148,363	MXN 1,843,000	Royal Bank of Scotland	1/19/11	(720)
USD 483,227	NOK 2,805,000	Morgan Stanley Capital Services, Inc.	1/19/11	2,863
USD 122,926	NZD 162,000	Citibank NA	1/19/11	(3,174)
USD 106,372	PLN 305,000	BNP Paribas Securities	1/19/11	3,443
USD 158,096	PLN 480,500	Citibank NA	1/19/11	(4,059)
USD 140,074	SEK 940,000	Deutsche Bank Securities	1/19/11	379
USD 179,228	SGD 232,000	Citibank NA	1/19/11	(1,553)
USD 400,565	ZAR 2,838,000	Goldman Sachs & Co.	1/19/11	(29,290)

Total				$73,402

   • Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets: Investments in Securities:
Long-Term Investments:
Common Stocks:
Austria	—	$174,628	—	$174,628
Bahamas	$203,436	—	—	203,436
Belgium	—	434,255	—	434,255
Brazil	938,537	—	—	938,537
Canada	2,658,604	—	—	2,658,604
China	291,884	690,688	—	982,572
Colombia	322,463	—	—	322,463
Denmark	216,850	240,901	—	457,751
Finland	150,672	—	—	150,672
France	—	883,385	—	883,385
Germany	339,087	3,376,451	—	3,715,538
Hong Kong	561,135	887,106	—	1,448,241
India	—	447,843	—	447,843
Indonesia	—	500,793	—	500,793
Ireland	566,070	—	—	566,070
Italy	—	169,370	—	169,370
Japan	—	6,109,949	—	6,109,949

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Schedule of Investments December 31, 2010 (concluded)

Valuation Inputs	Level 1	Level 2	Level 3	Total

Malaysia	$—	$549,872	—	$549,872
Mexico	700,865	—	—	700,865
Netherlands	395,600	1,129,836	—	1,525,436
Norway	—	622,834	—	622,834
Poland	—	169,677	—	169,677
Russia	231,200	—	—	231,200
Singapore	—	139,708	—	139,708
South Africa	—	635,650	—	635,650
South Korea	276,640	840,075	—	1,116,715
Spain	—	410,938	—	410,938
Sweden	—	131,561	—	131,561
Switzerland	163,053	1,061,008	—	1,224,061
Taiwan	129,710	—	—	129,710
Thailand	—	699,551	—	699,551
United Kingdom	399,093	3,564,820	—	3,963,913
United States	23,920,659	—	—	23,920,659
Rights:
Brazil	823	—	—	823
Short-Term Securities	1,304,873	—	—	1,304,873

Total	$33,771,254	$23,870,899	—	$57,642,153

	Derivative Financial Instruments

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$300,699	—	$300,699
Liabilities:
Foreign currency exchange contracts	—	(227,297)	—	(227,297)
Equity contracts	$(10,502)	—	—	(10,502)

Total	$(10,502)	$73,402	—	$62,900

[1]	Derivative financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (cost—$49,053,629)	$56,337,280
Investments at value—affiliated (cost—$1,304,873)	1,304,873
Unrealized appreciation on foreign currency exchange contracts	300,699
Foreign currency at value (cost—$284,185)	296,718
Investments sold receivable	335,592
Dividends receivable	84,718
Capital shares sold receivable	1,109
Prepaid expenses	2,397

Total assets	58,663,386

Liabilities:
Options written at value (premiums received—$19,162)	10,502
Unrealized depreciation on foreign currency exchange contracts	227,297
Investments purchased payable	315,313
Investment advisory fees payable	36,343
Capital shares redeemed payable	17,670
Other affiliates payable	258
Officer’s and Directors’ fees payable	250
Distribution fees payable	225
Other accrued expenses payable	48,914

Total liabilities	656,772

Net Assets	$58,006,614

Net Assets Consist of:
Paid-in capital	$64,872,168
Distributions in excess of net investment income	(11,310)
Accumulated net realized loss	(14,235,528)
Net unrealized appreciation/depreciation	7,381,284

Net Assets	$58,006,614

Net Asset Value:
Class I—Based on net assets of $56,934,434 and 4,018,785 shares outstanding, 100 million shares authorized, $0.10 par value	$14.17

Class III—Based on net assets of $1,072,180 and 75,918 shares outstanding, 100 million shares authorized, $0.10 par value	$14.12

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Dividends—unaffiliated	$1,261,767
Foreign taxes withheld	(76,569)
Dividends—affiliated	2,266

Total income	1,187,464

Expenses:
Investment advisory	425,711
Distribution—Class III	2,426
Professional	53,659
Custodian	40,090
Accounting services	20,010
Officer and Directors	19,653
Printing	10,906
Transfer agent—Class I	4,846
Transfer agent—Class III	154
Miscellaneous	18,263

Total expenses	595,718
Less fees waived by advisor	(955)

Total expenses after fees waived	594,763

Net investment income	592,701

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	6,579,205
Options written	63,809
Foreign currency transactions	(256,842)

6,386,172

Net change in unrealized appreciation/depreciation on:
Investments	(1,447,802)
Options written	8,661
Foreign currency transactions	178,451

(1,260,690)

Total realized and unrealized gain	5,125,482

Net Increase in Net Assets Resulting from Operations	$5,718,183

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$592,701	$624,213
Net realized gain	6,386,172	15,164,662
Net change in unrealized appreciation/depreciation	(1,260,690)	7,100,266

Net increase in net assets resulting from operations	5,718,183	22,889,141

Dividends to Shareholders From:
Net investment income:
Class I	(444,022)	(1,453,221)
Class III	(5,981)	(20,769)

Decrease in net assets resulting from dividends to shareholders	(450,003)	(1,473,990)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(9,219,276)	(6,855,522)

Net Assets:
Total increase (decrease) in net assets	(3,951,096)	14,559,629
Beginning of year	61,957,710	47,398,081

End of year	$58,006,614	$61,957,710

Undistributed (distributions in excess of) net investment income	$(11,310)	$97,916

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$12.84	$9.69	$18.02	$13.29	$10.99

Net investment income[1]	0.13	0.11	0.13	0.14	0.13
Net realized and unrealized gain (loss)	1.31	3.34	(8.41)	4.76	2.29

Net increase (decrease) from investment operations	1.44	3.45	(8.28)	4.90	2.42

Dividends from net investment income	(0.11)	(0.30)	(0.05)	(0.17)	(0.12)

Net asset value, end of year	$14.17	$12.84	$9.69	$18.02	$13.29

Total Investment Return:[2]
Based on net asset value	11.23%	35.65%	(45.93)%	36.88%	22.01%

Ratios to Average Net Assets:
Total expenses	1.05%	1.11%	0.99%	0.95%	0.96%

Total expenses after fees waived	1.04%	1.11%	0.99%	0.95%	0.96%

Net investment income	1.05%	1.02%	0.88%	0.90%	1.08%

Supplemental Data:
Net assets, end of year (000)	$56,934	$61,030	$47,267	$115,961	$76,032

Portfolio turnover	136%	218%	131%	64%	85%

1 Based on average shares outstanding.

2 Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Financial Highlights (concluded)

	Class III
	Year Ended		Period		Year Ended
	December 31,		June 23, 2008[1]		December 31,
	2010	2009	to December 31, 2008		2007[2]		2006	2005

Per Share Operating Performance:
Net asset value, beginning of period	$12.80	$9.68	$15.76		$13.28		$11.00	$9.65

Net investment income[3]	0.10	0.06	0.02		0.11		0.12	0.10
Net realized and unrealized gain (loss)	1.30	3.36	(6.06)		4.76		2.28	1.38

Net increase (decrease) from investment operations	1.40	3.42	(6.04)		4.87		2.40	1.48

Dividends from net investment income	(0.08)	(0.30)	(0.04)		(0.14)		(0.12)	(0.13)

Net asset value, end of period	$14.12	$12.80	$9.68		$18.01		$13.28	$11.00

Total Investment Return:[4]
Based on net asset value	10.93%	35.38%	(38.29)%	[5]	36.66%		21.81%	15.29%

Ratios to Average Net Assets:
Total expenses	1.29%	1.39%	1.36%	[6]	1.17%		1.07%	1.00%

Total expenses after fees waived	1.29%	1.39%	1.36%	[6]	1.17%		1.07%	1.00%

Net investment income	0.80%	0.48%	1.20%	[6]	0.69%		1.00%	1.24%

Supplemental Data:
Net assets, end of period (000)	$1,072	$928	$132		$—	[2]	$2	$1

Portfolio turnover	136%	218%	131%		64%		85%	117%

[1]	Recommencement of operations.

[2]	All shares were redeemed as of December 31, 2007.

[3]	Based on average shares outstanding.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.,
BlackRock Global Opportunities V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Global Opportunities V.I. Fund (the “Fund”) (formerly BlackRock Global Growth V.I. Fund), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price (long positions) or ask (short positions). If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commissions (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.

Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments (foreign currency exchange contracts and written options), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund does not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of
December 31, 2010

	Asset Derivatives
	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$300,699

	Liability Derivatives
	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$227,297

Equity Contracts	Options written at value	10,502

Total		$237,799

The Effect of Derivative Instruments in the
Statement of Operations
Year Ended December 31, 2010

Net Realized Gain (Loss) From
	Foreign Currency
	Transactions	Options

Foreign currency transactions	$(288,054)	—

Equity contracts	—	$63,809

	Net Change in Unrealized
	Appreciation/Depreciation on
	Foreign Currency
	Transactions	Options

Foreign currency transactions	$180,333	—

Equity contracts	—	$8,661

For the year ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	37

Average number of contracts-US dollars sold	43

Average US dollar amounts purchased	$10,422,012

Average US dollar amounts sold	$13,737,757

Options:

Average number of contracts written	897

Average notional value of contracts written	$686,581

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the Manager $962 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.25% based upon the average daily net assets attributable to Class III.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent—class specific in the Statements of Operations.

The Company received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2010, were $74,571,600 and $84,588,498, respectively.

Transactions in options written for the year ended December 31, 2010, were as follows:

	Calls

		Premiums
	Contracts	Received

Outstanding options, beginning of period	—	—

Options written	1,299	$66,477

Options expired	(636)	(33,513)

Options exercised	(414)	(18,307)

Options closed	(70)	(6,805)

Outstanding options, end of period	179	$7,852

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

	Puts

		Premiums
	Contracts	Received

Outstanding options, beginning of year	—	—

Options written	1,205	$43,648

Options expired	(741)	(22,711)

Options exercised	—	—

Options closed	(70)	(9,627)

Outstanding options, end of year	394	$11,310

As of December 31, 2010, the value of portfolio securities subject to cover call options written was $75,717.

5.  Borrowings:

The Company, on behalf of the Fund along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

6.  Income Tax Information Reclassifications:

Reclassifications:  US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2010 attributable to foreign currency transactions, gains from the sale of stock of passive foreign investment companies, and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(35,166,279)

Accumulated net investment loss	$(251,924)

Accumulated net realized loss	$35,418,203

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$450,003	$1,473,990

As of December 31, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$63,373

Capital loss carryforwards	(14,018,230)

Net unrealized gains*	7,089,303

Total	$(6,865,554)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

As of December 31, 2010, the Fund had a capital loss carryforward available to offset future realized gains through the indicated expiration dates:

Expires December 31,

2011	$6,428,142

2017	7,590,088

Total	$14,018,230

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.

As of December 31, 2010, the Fund had the following industry classifications:

Percent of
Long-Term
Industry	Investments

Oil, Gas and Consumable Fuels	11%

Commercial Banks	9

Metals & Mining	5

Machinery	5

Chemicals	5

Other*	65

*	All other industries held were each less than 5% of long-term investments.

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	238,732	$3,138,587

Shares issued to shareholders in reinvestment of dividends	31,424	444,022

Total issued	270,156	3,582,609

Shares redeemed	(1,005,664)	(12,846,795)

Net decrease	(735,508)	$(9,264,186)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	3,295,209	$33,075,938

Shares issued to shareholders in reinvestment of dividends	113,683	1,453,221

Total issued	3,408,892	34,529,159

Shares redeemed	(3,533,857)	(42,103,345)

Net decrease	(124,965)	$(7,574,186)

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	25,164	$321,800

Shares issued to shareholders in reinvestment of dividends	425	5,981

Total issued	25,589	327,781

Shares redeemed	(22,147)	(282,871)

Net increase	3,442	$44,910

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	62,421	$760,218

Shares issued to shareholders in reinvestment of dividends	1,617	20,769

Total issued	64,038	780,987

Shares redeemed	(5,150)	(62,323)

Net increase	58,888	$718,664

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Global Opportunities V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Opportunities V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Opportunities V.I. Fund (formerly known as BlackRock Global Growth V.I. Fund), one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 18, 2011

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

December 31, 2010

Annual Report

BlackRock Government Income V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2010, the Fund outperformed its benchmark, a 50%/50% blend of the Barclays Capital Mortgage-Backed Securities Index and the BofA Merrill Lynch 10-Year Treasury Index.

What factors influenced performance?

•	Spread sectors broadly rallied during the 12-month period, supported by improving economic fundamentals along with accommodative monetary and fiscal policy. The largest contributor to performance was an overall overweight in agency mortgage-backed securities (MBS), as the segment posted very strong excess returns versus US Treasuries for the year despite headwinds such as the removal of government support, spread volatility and fears of government refinancing programs. Also additive to Fund results was the Fund’s modest exposure to non-government spread sectors, including non-agency residential MBS and commercial mortgage-backed securities (CMBS). Security selection within the agency MBS space also contributed to performance.

•	Conversely, the Fund’s yield curve positioning in the latter half of the reporting period detracted from performance.

Describe recent portfolio activity.

•	During the 12-month period, we actively traded both our Treasury and agency MBS positions. We initially increased exposure to US Treasuries, but reduced our position following the second quarter rally in government assets. During the third quarter, we added back exposure to the sector, making purchases in the short and intermediate parts of the yield curve. However, we reduced our intermediate maturity holdings during the fourth quarter. Likewise, we initially reduced exposure to agency MBS, but increased exposure during the third quarter as spreads widened and improved the relative value picture for the sector. We continued to increase exposure by purchasing lower-coupon issues, which underperformed higher-coupon MBS during the fourth quarter. Additionally, we reduced exposure to both agency and government-guaranteed paper and tactically traded duration.

Describe Fund positioning at period end.

•	As of the end of the period, the Fund’s duration was short relative to the benchmark. The Fund was underweight in government-related sectors including Treasuries, agency debentures and government-guaranteed paper. While the Fund is currently overweight in agency MBS, we remain cautious given rising rate implications and headwinds stemming from political and regulatory risk such as impeding government-sponsored enterprise (GSE) reform. In the non-government space, the Fund continued to hold an allocation outside the benchmark indexes in non-agency residential MBS, which we believe are attractive given their high loss-adjusted yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests in fixed income securities issued or guaranteed by the US government, its agencies or instrumentalities, including mortgage-backed securities issued or guaranteed by US Government sponsored enterprises.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This composite index is comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the BofA Merrill Lynch 10-Year Treasury Index (50%). The Barclays Capital Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The BofA Merrill Lynch 10-Year Treasury Index is a widely recognized unmanaged one security index that consists of the current “on-the-run” 10-Year Treasury issue.
Performance Summary as of December 31, 2010

	Standardized	6-Month	Average Annual Total Returns
	30-Day Yield	Total Returns	1 Year		5 Years[5]		10 Years[5]

Class I Shares[4]	2.52%	1.20%	8.67%		4.47%		4.83%

Class III Shares[4]	—	1.07 [6]	8.40	[6]	4.21	[6]	4.57	[6]

50% Barclays Capital Mortgage-Backed Securities Index/50% BofA Merrill Lynch 10-Year Treasury Index	—	(0.20)	6.69		5.92		5.67

Barclays Capital Mortgage-Backed Securities Index	—	0.87	5.37		6.34		5.89

BofA Merrill Lynch 10-Year Treasury Index	—	(1.33)	7.90		5.41		5.35

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Fund Information as of December 31, 2010

Percent of
Portfolio Composition	Long-Term Investments

U.S. Government Sponsored Agency Securities	82%
U.S. Treasury Obligations	13
Corporate Bonds	3
Other Mortgage-Backed Securities	1
Asset-Backed Securities	1

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings including entering into reverse repurchase agreements and treasury rolls. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased returns to the Fund, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce investment returns.
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, swaps and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Including Interest Expense

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,012.00	$3.55	$1,000.00	$1,021.67	$3.57	0.70%

	Excluding Interest Expense

Class I	$1,000.00	$1,012.00	$3.25	$1,000.00	$1,021.97	$3.26	0.64%

[1]	Expenses are equal to the expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc. BlackRock Government Income V.I. Fund Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)	Value

Carrington Mortgage Loan Trust, Series 2006-NC1, Class A2, 0.42%, 1/25/36 (a)	$386	$385,630

Total Asset-Backed Securities — 0.2%		385,630

Corporate Bonds

Capital Markets — 0.7%
CDP Financial, Inc., 3.00%, 11/25/14 (b)	1,295	1,316,375

Commercial Banks — 6.6%
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/02/15 (b)	1,740	1,666,433
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (b)	1,690	1,633,785
Bank of Nova Scotia, 1.65%, 10/29/15 (b)	2,685	2,580,294
DnB NOR Boligkreditt, 2.10%, 10/14/15 (b)	540	513,538
Eksportfinans ASA:
1.88%, 4/02/13	1,760	1,780,516
3.00%, 11/17/14	990	1,021,606
2.00%, 9/15/15	1,360	1,328,203
Royal Bank of Canada, 3.13%, 4/14/15 (b)	2,155	2,207,386

		12,731,761

Thrifts & Mortgage Finance — 0.8%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (b)	880	915,573
Cie de Financement Foncier, 2.50%, 9/16/15 (b)	700	682,324

		1,597,897

Total Corporate Bonds — 8.1%		15,646,033

Foreign Agency Obligations

Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	375	377,891
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13	95	101,713
Series E, 5.25%, 7/02/12	320	341,281

Total Foreign Agency Obligations — 0.4%		820,885

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 1.6%
Countrywide Alternative Loan Trust, Series 2008-2R:
Class 3A1, 6.00%, 8/25/37	1,223	1,075,367
Class 4A1, 6.25%, 8/25/37	2,329	1,924,309
Residential Funding Mortgage Securities I, Series 2007-S2, Class A3, 6.00%, 2/25/37	138	137,184

Total Non-Agency Mortgage-Backed Securities — 1.6%		3,136,860

U.S. Government Sponsored Agency Securities

Agency Obligations — 3.9%
Fannie Mae, 1.63%, 10/26/15	3,880	3,781,754
Freddie Mac, 1.13%, 12/15/11	3,740	3,765,986

		7,547,740

Collateralized Mortgage Obligations — 4.7%
Freddie Mac Mortgage-Backed Securities, Series 3207, Class NB, 6.00%, 11/15/30	249	250,322
Ginnie Mae Mortgage-Backed Securities, Class Z (a):
Series 2004-43, 4.50%, 6/16/44	4,357	3,769,292
Series 2004-45, 5.69%, 6/16/45	4,716	4,959,835

		8,979,449

Federal Deposit Insurance Corporation Guaranteed — 0.9%
General Electric Capital Corp.:
2.00%, 9/28/12	1,300	1,327,881
2.13%, 12/21/12	365	375,014

		1,702,895

Interest Only Collateralized Mortgage Obligations — 4.6%
Fannie Mae Mortgage-Backed Securities (a):
Series 2007-17, Class SI, 6.14%, 3/25/37	5,636	633,567
Series 2008-57, Class SE, 5.74%, 2/25/37	4,769	551,761
Ginnie Mae Mortgage-Backed Securities (a):
Series 2002-83, Class IO, 0.65%, 10/16/42	35,802	431,964
Series 2003-17, Class IO, 0.63%, 3/16/43	55,872	945,814
Series 2003-109, Class IO, 0.65%, 11/16/43	29,035	476,956
Series 2004-9, Class IO, 0.53%, 3/16/34	14,101	299,427
Series 2004-77, Class IO, 0.49%, 9/16/44	39,702	805,277
Series 2006-49, Class SA, 6.20%, 2/20/36	2,372	277,047
Series 2007-23, Class ST, 5.94%, 4/20/37	2,051	210,224
Series 2007-59, Class SC, 6.24%, 7/20/37	6,164	791,820
Series 2008-6, Class SD, 6.20%, 2/20/38	3,747	474,702
Series 2008-15, Class CI, 6.23%, 2/20/38	2,842	352,859
Series 2008-60, Class LS, 6.14%, 1/20/38	4,978	519,095

Portfolio Abbreviations

LIBOR	London InterBank Offered Rate

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Government Income V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
U.S. Government Sponsored Agency Securities	(000)	Value

Interest Only Collateralized Mortgage Obligations (concluded)

Ginnie Mae Mortgage-Backed Securities (a): (concluded)
Series 2009-92, Class SC, 5.94%, 10/16/39	$5,770	$629,085
Series 2009-106, Class SL, 5.84%, 4/20/36	4,595	537,844
Series 2009-110, Class CS, 6.13%, 11/16/39	7,339	898,318

		8,835,760

Mortgage-Backed Securities — 168.0%
Fannie Mae Mortgage-Backed Securities:
2.84%, 11/01/35 (a)	1,452	1,515,981
2.85%, 11/01/35 (a)	1,723	1,806,057
3.32%, 12/01/40 (a)	510	517,371
3.50%, 1/15/26—1/13/41 (c)	6,900	6,615,438
4.00%, 12/01/15—1/01/41 (c)	51,300	51,129,448
4.50%, 1/15/26—1/15/41 (c)	60,500	62,117,085
5.00%, 1/15/26—1/15/41 (c)(d)	57,579	60,607,048
5.50%, 11/01/21—1/15/41 (c)(d)	53,400	57,200,637
6.00%, 4/01/35—1/15/41 (c)(d)	31,996	34,860,104
6.50%, 1/15/41 (c)	5,500	6,111,875
8.00%, 1/01/31	2	2,763
Freddie Mac Mortgage-Backed Securities:
4.00%, 1/01/41 (c)	12,000	11,911,872
4.50%, 12/01/40—1/15/41 (c)	8,000	8,203,090
5.50%, 1/15/41 (c)	10,100	10,762,812
8.00%, 12/01/29—7/01/30 (e)	156	181,889
Ginnie Mae Mortgage-Backed Securities:
4.00%, 1/20/41 (c)	3,300	3,322,173
4.50%, 1/15/41 (c)	2,100	2,180,062
5.50%, 1/15/34	3,639	3,973,004

		323,018,709

Total U.S. Government Sponsored Agency Securities — 182.1%		350,084,553

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.13%, 5/15/21	5	7,098
8.13%, 8/15/21 (e)	2,985	4,250,825
7.25%, 8/15/22	860	1,162,613
6.25%, 8/15/23	4,610	5,794,194
3.88%, 8/15/40	8,110	7,470,072
4.25%, 11/15/40	1,010	993,587
U.S. Treasury Notes:
0.38%, 10/31/12	6,900	6,878,976
0.50%, 11/30/12	5,180	5,173,323
0.50%, 10/15/13	1,475	1,458,521
1.25%, 10/31/15	1,045	1,011,364
1.38%, 11/30/15	8,935	8,683,006
2.25%, 11/30/17	1,495	1,453,771
2.63%, 11/15/20	13,975	13,182,352

Total U.S. Treasury Obligations — 29.9%		57,519,702

Total Long-Term Investments (Cost — $425,298,558) — 222.3%		427,593,663

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (f)(g)	10,842,723	$10,842,723

Total Short-Term Securities (Cost — $10,842,723) — 5.7%		10,842,723

	Notional
	Amount
Options Purchased	(000)

Over-the-Counter Call Swaptions — 0.7%
Receive a fixed rate of 4.22% and pay a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker Credit Suisse International	3,300	212,797
Receive a fixed rate of 3.12% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG	1,700	21,996
Receive a fixed rate of 3.54% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA	3,600	92,012
Receive a fixed rate of 3.63% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG	1,800	52,463
Receive a fixed rate of 4.39% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA	1,400	87,380
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA	2,500	94,868
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA	2,500	98,657
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International	3,300	102,531
Receive a fixed rate of 3.30% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA	2,200	43,314
Receive a fixed rate of 3.46% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG	3,100	73,064
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG	1,200	42,017
Receive a fixed rate of 5.20% and pay a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA	5,500	434,263
Receive a fixed rate of 4.85% and pay a floating rate based on 3-month LIBOR, Expires 11/23/20, Broker UBS AG	1,200	69,964

		1,425,326

Over-the-Counter Put Swaptions — 1.1%
Pay a fixed rate of 3.85% and receive a floating rate based on 3-month LIBOR, Expires 3/01/11, Broker Credit Suisse International	3,300	20,318
Pay a fixed rate of 1.25% and receive a floating rate based on 3-month LIBOR, Expires 4/06/11, Broker Credit Suisse International	19,400	37,442

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc. BlackRock Government Income V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Purchased	(000)	Value

Over-the-Counter Put Swaptions (concluded)

Pay a fixed rate of 4.22% and receive a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker Credit Suisse International	$3,300	$23,156
Pay a fixed rate of 3.12% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG	1,700	121,577
Pay a fixed rate of 3.54% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA	3,600	184,932
Pay a fixed rate of 3.63% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG	1,800	84,620
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA	1,400	47,218
Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA	2,500	143,082
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA	2,500	140,323
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International	3,300	224,311
Pay a fixed rate of 3.30% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA	2,200	211,915
Pay a fixed rate of 3.46% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG	3,100	271,492
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG	1,200	108,860
Pay a fixed rate of 5.20% and receive a floating rate based on 3-month LIBOR, Expires 4/28/15, Broker Citibank NA	5,500	320,980
Pay a fixed rate of 4.85% and receive a floating rate based on 3-month LIBOR, Expires 11/23/20, Broker UBS AG	1,200	80,922

		2,021,148

Total Options Purchased (Cost — $3,355,791) — 1.8%		3,446,474

Total Investments Before TBA Sale Commitments and Options Written (Cost — $439,497,072*) — 229.8%		441,882,860

	Par
TBA Sale Commitments (c)	(000)

Fannie Mae Mortgage-Backed Securities:
3.50%, 1/15/26—1/13/41	6,400	(6,112,000)
4.00%, 12/01/15—1/01/41	13,200	(13,129,882)
4.50%, 1/15/26—1/15/41	53,000	(54,382,084)
5.00%, 1/15/26—1/15/41	46,900	(49,284,687)
5.50%, 11/01/21—1/15/41	48,300	(51,639,153)
6.00%, 4/01/35—1/15/41	23,600	(25,633,562)
Freddie Mac Mortgage-Backed Securities, 4.50%, 12/01/40—1/15/41	8,000	(8,181,751)
Ginnie Mae Mortgage-Backed Securities 5.50%, 1/15/34	3,600	(3,890,250)

Total TBA Sale Commitments (Proceeds — $212,539,332) — (110.4)%		(212,253,369)

Options Written	Contracts

Exchange-Traded Call Options Written — (0.0)%
10-Year U.S. Treasury Bond Future, Strike Price USD 124.00, Expires 2/18/11	26	(7,313)
Five-Year U.S. Treasury Note Future, Strike Price USD 119.50, Expires 2/18/11	6	(1,406)

		(8,719)

Exchange-Traded Put Options Written — (0.1)%
10-Year U.S. Treasury Bond Future, Strike Price USD 124.00, Expires 2/18/11	26	(99,938)
Five-Year U.S. Treasury Note Future, Strike Price USD 119.50, Expires 2/18/11	6	(12,094)

		(112,032)

	Notional
	Amount
	(000)

Over-the-Counter Call Swaptions — (1.0)%
Pay a fixed rate of 2.80% and receive a floating rate based on 3-month LIBOR, Expires 2/08/11, Broker Deutsche Bank AG	3,300	(1,759)
Pay a fixed rate of 3.43% and receive a floating rate based on 3-month LIBOR, Expires 3/24/11, Broker JPMorgan Chase Bank NA	3,000	(50,670)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA	2,100	(112,111)
Pay a fixed rate of 3.14% and receive a floating rate based on 3-month LIBOR, Expires 9/13/11, Broker UBS AG	6,000	(76,080)
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG	2,600	(192,392)
Pay a fixed rate of 3.83% and received a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank NA	1,300	(48,612)
Pay a fixed rate of 3.85% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG	2,100	(81,205)
Pay a fixed rate of 3.95% and receive a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA	2,000	(86,508)
Pay a fixed rate of 4.05% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG	2,100	(94,590)
Pay a fixed rate of 3.76% and receive a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker JPMorgan Chase Bank NA	2,500	(82,955)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Government Income V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Written	(000)	Value

Over-the-Counter Call Swaptions (concluded)

Pay a fixed rate of 3.83% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA	$900	$(32,120)
Pay a fixed rate of 3.77% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	1,800	(59,265)
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG	2,600	(92,875)
Pay a fixed rate of 5.01% and receive a floating rate based on 3-month LIBOR, Expires 1/07/13, Broker Deutsche Bank AG	3,400	(298,949)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG	3,000	(239,445)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA	3,600	(302,036)
Pay a fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	1,900	(128,020)
Pay a fixed rate of 4.76% and receive a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker JPMorgan Chase Bank NA	900	(53,304)

		(2,032,896)

Over-the-Counter Put Swaptions — (1.5)%
Receive a fixed rate of 2.80% and pay a floating rate based on 3-month LIBOR, Expires 2/08/11, Broker Deutsche Bank AG	3,300	(186,054)
Receive a fixed rate of 1.80% and pay a floating rate based on 3-month LIBOR, Expires 3/02/11, Broker Credit Suisse International	7,800	(202,215)
Receive a fixed rate of 3.43% and pay a floating rate based on 3-month LIBOR, Expires 3/19/11, Broker JPMorgan Chase Bank NA	3,000	(70,125)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG	2,100	(42,941)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA	2,100	(22,869)
Receive a fixed rate of 3.14% and pay a floating rate based on 3-month LIBOR, Expires 9/13/11, Broker UBS AG	6,000	(378,306)
Receive a fixed rate of 4.49% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG	2,600	(50,253)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank NA	1,300	(51,593)
Receive a fixed rate of 3.85% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG	2,100	(81,058)
Receive a fixed rate of 3.95% and pay a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA	2,000	(70,220)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG	2,100	(102,125)
Receive a fixed rate of 3.76% and pay a floating rate based on 3-month LIBOR, Expires 7/23/12, Broker JPMorgan Chase Bank NA	2,500	(160,267)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA	900	(55,364)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker Morgan Stanley Capital Services, Inc.	4,600	(254,734)
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG	1,800	(133,173)
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG	2,600	(182,221)
Receive a fixed rate of 5.01% and pay a floating rate based on 3-month LIBOR, Expires 1/07/13, Broker Deutsche Bank AG	3,400	(110,738)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG	3,000	(116,304)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA	3,600	(138,791)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	1,900	(123,150)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank NA	4,400	(202,264)
Receive a fixed rate of 4.76% and pay a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker JPMorgan Chase Bank NA	900	(71,281)

		(2,806,046)

Total Options Written (Premiums Received — $4,747,203) — (2.6)%		(4,959,693)

Total Investments, Net of TBA Commitments and Options Written — 116.8%		224,669,798
Liabilities in Excess of Other Assets — (16.8)%		(32,353,280)

Net Assets — 100.0%		$192,316,518

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Schedule of Investments December 31, 2010 (continued)

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$439,501,275

Gross unrealized appreciation	$5,769,882
Gross unrealized depreciation	(3,388,297)

Net unrealized appreciation	$2,381,585

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

BNP Paribas	$5,585,391	$3,730
Bank of America NA	$3,580,877	$25,470
Barclays Capital	$4,416,329	$20,627
Citigroup Global Markets, Inc.	$4,471,983	$207,122
Credit Suisse Securities LLC	$4,505,169	$(142,721)
Deutsche Bank Securities, Inc.	$(6,113,548)	$(199,966)
Goldman Sachs & Co.	$(8,251,896)	$343,443
Greenwich Financial Services	$7,395,892	$39,684
JPMorgan Securities, Inc.	$6,743,528	$132,186
Morgan Stanley Capital Services, Inc.	$(13,201,446)	$(75,069)
Nomura Securities International, Inc.	$9,118,625	$(100,541)
UBS Securities	$2,546,251	$8,268
Wells Fargo Bank, NA	$4,028,449	$42,884

(d)	All or a portion of security has been pledged as collateral in connection with swaps.

(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(f)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares Held at		Shares Held at
	December 31,	Net	December 31,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	1,623,479	9,219,244	10,842,723	$14,175

(g)	Represents the current yield as of report date.

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Appreciation

66	2-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$14,430,597	$17,215
86	5-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$10,114,059	9,754
3	90-Day Euro-Dollar	Chicago Mercantile	September 2012	$736,958	1,829
10	90-Day Euro-Dollar	Chicago Mercantile	December 2012	$2,450,177	5,198
7	90-Day Euro-Dollar	Chicago Mercantile	June 2013	$1,705,157	3,718
10	90-Day Euro-Dollar	Chicago Mercantile	September 2013	$2,432,576	1,924
8	90-Day Euro-Dollar	Chicago Mercantile	December 2013	$1,937,372	4,928

Total					$44,566

•	Financial futures contracts sold as of December 31, 2010 were as follows:

					Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value	(Depreciation)

218	10-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$26,122,158	$(133,217)
12	30-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$1,465,102	(398)
26	Euro-Dollar	Chicago Mercantile	March 2011	$6,470,116	(6,159)
37	Ultra Long Term U.S. Treasury Bond	Chicago Board of Trade	March 2011	$4,775,696	73,227
40	Euro-Dollar	Chicago Mercantile	June 2011	$9,944,503	(11,497)
45	Euro-Dollar	Chicago Mercantile	September 2011	$11,172,789	(14,774)
118	Euro-Dollar	Chicago Mercantile	December 2011	$29,197,220	(87,430)
14	Euro-Dollar	Chicago Mercantile	March 2012	$3,467,357	607
5	Euro-Dollar	Chicago Mercantile	June 2012	$1,237,536	2,786
2	Euro-Dollar	Chicago Mercantile	March 2013	$492,895	3,220

Total					$(173,635)

•	Interest rate swaps outstanding as of December 31, 2010 were as follows:

					Notional	Unrealized
Fixed		Floating		Expiration	Amount	Appreciation
Rate		Rate	Counterparty	Date	(000)	(Depreciation)

0.57	% (a)	3-month LIBOR	Citibank NA	11/10/12	$8,500	$24,515
0.63	% (a)	3-month LIBOR	Credit Suisse International	11/26/12	$13,000	29,088
1.33	% (b)	3-month LIBOR	Deutsche Bank AG	7/12/13	$1,900	13,815
1.32	% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	10/22/15	$900	(32,289)
1.35	% (b)	3-month LIBOR	Credit Suisse International	10/25/15	$900	(31,195)
1.39	% (b)	3-month LIBOR	Deutsche Bank AG	10/27/15	$1,100	(36,549)
2.36	% (b)	3-month LIBOR	Citibank NA	12/20/15	$2,200	20,355
2.11	% (a)	3-month LIBOR	Deutsche Bank AG	12/22/15	$4,500	12,310
4.80	% (a)	3-month LIBOR	Deutsche Bank AG	10/16/19	$2,800	(244,585)
4.12	% (a)	3-month LIBOR	Goldman Sachs International	8/31/20	$1,550	(32,519)
2.74	% (a)	3-month LIBOR	Citibank NA	9/21/20	$400	20,750
2.50	% (b)	3-month LIBOR	Deutsche Bank AG	9/30/20	$500	(36,302)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Schedule of Investments December 31, 2010 (continued)

					Notional	Unrealized
Fixed		Floating		Expiration	Amount	Appreciation
Rate		Rate	Counterparty	Date	(000)	(Depreciation)

2.55	% (b)	3-month LIBOR	Citibank NA	10/06/20	$2,500	$(171,828)
2.57	% (b)	3-month LIBOR	Deutsche Bank AG	10/19/20	$500	(33,658)
2.79	% (a)	3-month LIBOR	Deutsche Bank AG	10/29/20	$1,000	49,357
3.18	% (a)	3-month LIBOR	Deutsche Bank AG	12/07/20	$10,000	171,084
3.20	% (a)	3-month LIBOR	Deutsche Bank AG	12/07/20	$300	4,491
3.39	% (a)	3-month LIBOR	UBS AG	12/10/20	$600	(605)
3.48	% (a)	3-month LIBOR	Goldman Sachs International	12/15/20	$1,000	(8,900)
3.60	% (b)	3-month LIBOR	Citibank NA	12/17/20	$300	5,787
3.66	% (a)	3-month LIBOR	Deutsche Bank AG	12/20/20	$500	(12,202)
3.43	% (b)	3-month LIBOR	Citibank NA	12/21/20	$700	2,898
3.38	% (b)	3-month LIBOR	Citibank NA	12/22/20	$500	94
3.36	% (a)	3-month LIBOR	Deutsche Bank AG	12/22/20	$1,200	2,443
3.44	% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	12/23/20	$1,300	6,381
3.55	% (a)	3-month LIBOR	Citibank NA	12/31/20	$1,000	(15,115)

Total						$(292,379)

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

•	Total return swaps outstanding as of December 31, 2010 were as follows:

Interest	Interest			Notional	Unrealized
Receivable	Rate		Expiration	Amount	Appreciation
Rate	Payable	Counterparty	Date	(000)	(Depreciation)

—	6.50%	Credit Suisse International	1/12/38	$2,682	$(38,964	) (c)
—	6.50%	JPMorgan Chase Bank NA	1/12/38	$3,576	(50,848	) (c)
—	6.50%	JPMorgan Chase Bank NA	1/12/38	$1,967	22,256	(c)
6.50%	—	Morgan Stanley International	1/12/38	$1,609	(4,805	) (c)
5.50%	—	Barclays Bank Plc	1/12/39	$1,515	(6,271	) (d)
5.50%	—	Credit Suisse International	1/12/39	$2,778	(10,947	) (d)
—	5.50%	Goldman Sachs International	1/12/39	$2,879	(4,798	) (d)
—	5.50%	Morgan Stanley International	1/12/39	$1,414	(7,593	) (d)
—	4.50%	Goldman Sachs International	1/12/40	$2,499	(64,847	) (e)
4.50%	—	JPMorgan Chase Bank NA	1/12/40	$86	(3,075	) (e)
4.50%	—	Morgan Stanley International	1/12/40	$2,413	89,012	(e)

Total					$(80,880)

(c)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

(d)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

(e)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 4.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long Term Investments[1]	—	$427,593,663	—	$427,593,663
Short-Term Securities	$10,842,723	—	—	10,842,723
Liabilities:
TBA Sale Commitments	—	(212,253,369)	—	(212,253,369)

Total	$10,842,723	$215,340,294	—	$226,183,017

[1]	See above Schedule of Investments for values in each security type.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Interest rate contracts	$124,406	$3,809,842	$111,268	$4,045,516
Liabilities:
Interest rate contracts	(374,226)	(5,494,689)	(192,148)	(6,061,063)

Total	$(249,820)	$(1,684,847)	$(80,880)	$(2,015,547)

[2]	Derivative financial instruments are swaps, financial futures contracts, and options. Financial futures contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Schedule of Investments December 31, 2010 (concluded)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Interest Rate Contracts

	Assets	Liabilities	Total

Balance, as of December 31, 2009	—	—	—
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation/ depreciation [3]	—	—	—
Purchases	—	—	—
Sales	—	—	—
Transfers in [4]	$111,268	$(192,148)	$(80,880)
Transfers out [4]	—	—	—

Balance, as of December 31, 2010	$111,268	$(192,148)	$(80,880)

[3]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The net change in unrealized appreciation/depreciation on derivatives still held at December 31, 2010 was $0.

[4]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (cost—$428,654,349)	$431,040,137
Investments at value—affiliated (cost—$10,842,723)	10,842,723
Unrealized appreciation on swaps	474,636
TBA sale commitments receivable	212,539,332
Investments sold receivable	37,292,905
Interest receivable	1,565,201
Swaps premiums paid	180,626
Swaps receivable	89,334
Prepaid expenses	4,484
Other assets	115,600

Total assets	694,144,978

Liabilities:
TBA sale commitments at value (proceeds—$212,539,332)	212,253,369
Options written at value (premiums received—$4,747,203)	4,959,693
Unrealized depreciation on swaps	847,895
Investments purchased payable	275,690,992
Capital shares redeemed payable	6,896,578
Income dividends payable	421,969
Swap premiums received	297,021
Swaps payable	166,726
Margin variation payable	121,738
Investment advisory fees payable	89,888
Other affiliates payable	1,254
Officer’s and Directors’ fees payable	391
Other accrued expenses payable	80,946

Total liabilities	501,828,460

Net Assets	$192,316,518

Net Assets Consist of:
Paid-in capital	$194,567,025
Undistributed net investment income	1,042,917
Accumulated net realized loss	(5,365,957)
Net unrealized appreciation/depreciation	2,072,533

Net Assets	$192,316,518

Net Asset Value:
Class I—Based on net assets of $192,316,518 and 18,398,953 shares outstanding, 300 million shares authorized, $0.10 par value	$10.45

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Interest	$9,373,030
Dividends—affiliated	14,175

Total income	9,387,205

Expenses:
Investment advisory	1,058,873
Custodian	94,722
Accounting services	53,668
Professional	39,575
Printing	27,053
Officer and Directors	23,398
Transfer agent	5,000
Miscellaneous	37,138

Total expenses excluding interest expense	1,339,427
Interest expense	257,565

Total expenses	1,596,992
Less fees waived by advisor	(5,984)

Total expenses after fees waived	1,591,008

Net investment income	7,796,197

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	9,958,952
Financial futures contracts	(1,977,598)
Swaps	(283,098)
Options written	842,752
Borrowed bonds	(188,418)
Foreign currency transactions	3

8,352,593

Net change in unrealized appreciation/depreciation on:
Investments	2,694,072
Financial futures contracts	(1,153,349)
Swaps	937,259
Options written	(280,937)
Borrowed bonds	(351,160)

1,845,885

Total realized and unrealized gain	10,198,478

Net Increase in Net Assets Resulting from Operations	$17,994,675

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$7,796,197	$9,604,773
Net realized gain (loss)	8,352,593	(13,800,017)
Net change in unrealized appreciation/depreciation	1,845,885	49,652

Net increase (decrease) in net assets resulting from operations	17,994,675	(4,145,592)

Dividends and Distributions to Shareholders From:
Net investment income	(8,121,526)	(9,345,123)
Net realized gain	—	(6,134,697)

Decrease in net assets resulting from dividends and distributions to shareholders	(8,121,526)	(15,479,820)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	(40,137,616)	3,182,669

Net Assets:
Total decrease in net assets	(30,264,467)	(16,442,743)
Beginning of year	222,580,985	239,023,728

End of year	$192,316,518	$222,580,985

Undistributed net investment income	$1,042,917	$829,171

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010		2009		2008		2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$9.99		$10.81		$10.32		$10.43	$10.50

Net investment income[1]	0.39		0.41		0.37		0.47	0.46
Net realized and unrealized gain (loss)	0.46		(0.59)		0.41		(0.07)	(0.06)

Net increase (decrease) from investment operations	0.85		(0.18)		0.78		0.40	0.40

Dividends and distributions from:
Net investment income	(0.39)		(0.39)		(0.27)		(0.44)	(0.47)
Net realized gain	—		(0.25)		(0.02)		(0.07)	—

Total dividends and distributions	(0.39)		(0.64)		(0.29)		(0.51)	(0.47)

Net asset value, end of year	$10.45		$9.99		$10.81		$10.32	$10.43

Total Investment Return:[2]
Based on net asset value	8.67%		(1.64)%		7.69%		4.06%	3.91%

Ratios to Average Net Assets:
Total expenses	0.75%		0.66%		0.87%		0.91%	0.58%

Total expenses after fees waived	0.75%		0.65%		0.86%		0.91%	0.58%

Total expenses after fees waived and excluding interest expense	0.63%		0.61%		0.61%		0.63%	0.58%

Net investment income	3.68%		3.90%		3.58%		4.70%	4.43%

Supplemental Data:
Net assets, end of year (000)	$192,317		$222,581		$239,024		$238,557	$325,861

Portfolio turnover	3,289%	[3]	2,909%	[4]	5,353%	[5]	2,305%	448%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 2,400%.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 2,227%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 4,916%.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2007[1]		2006

Per Share Operating Performance:
Net asset value, beginning of year	$10.42		$10.49

Net investment income[2]	0.44		0.47
Net realized and unrealized gain (loss)	(0.07)		(0.06)

Net increase from investment operations	0.37		0.41

Dividends and distributions from:
Net investment income	(0.42)		(0.48)
Net realized gain	(0.07)		—

Total dividends and distributions	(0.49)		(0.48)

Net asset value, end of year	$10.30		$10.42

Total Investment Return:[3]
Based on net asset value	3.71%		4.04%

Ratios to Average Net Assets:
Total expenses	1.60%		0.52%

Total expenses after fees waived	1.60%		0.52%

Total expenses after fees waived and excluding interest expense	1.32%		0.52%

Net investment income	4.26%		4.50%

Supplemental Data:
Net assets, end of year (000)	$—	[1]	$1

Portfolio turnover	2,305%		448%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009 and December 31, 2010.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Government Income V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Fund may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the IOs and POs distributions on a pool of mortgage assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund received cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. The Fund will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, swaps and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as interest rate risk and other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of
December 31, 2010

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities		Liabilities
	Location	Value	Location	Value

Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$4,045,516	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Options written at value	$6,061,063

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments in the
Statement of Operations
Year Ended December 31, 2010

	Net Realized Gain (Loss) from
	Financial
	Futures
	Contracts	Swaps	Options***

Interest rate contracts	$(1,977,598)	$(621,127)	$(390,159)

Other contracts	—	338,029	—

Total	$(1,977,598)	$(283,098)	$(390,159)

Net Change in Unrealized Appreciation/Depreciation on
	Financial
	Futures
	Contracts	Swaps	Options***

Interest rate contracts	$(1,153,349)	$937,259	$(151,842)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	200
Average number of contracts sold	690
Average notional value of contracts purchased	$26,821,632
Average notional value of contracts sold	$143,903,323
Options:
Average number of options contracts purchased	257
Average number of options contracts written	72
Average notional value of options contracts purchased	$634,125
Average notional value of options contracts written	$129,750
Average number of swaptions contracts purchased	17
Average number of swaptions contracts written	29
Average notional value of swaptions contracts purchased	$103,650,000
Average notional value of swaptions contracts written	$87,750,000
Interest rate swaps:
Average number of contracts-pays fixed rate	30
Average number of contracts-receives fixed rate	26
Average notional value-pays fixed rate	$134,058,483
Average notional value-receives fixed rate	$121,370,400
Total return swaps:
Average number of contracts	1
Average notional value	$1,075,000

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.50% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees, distribution fees imposed on Class III and commissions and other extraordinary expenses such as litigation costs), to

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the Manager $5,138 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class III Shares.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2010, were $6,517,373,893 and $6,681,513,622, respectively.

For the year ended December 31, 2010, purchases and sales of US government securities were $1,973,407,396 and $1,997,160,116, respectively.

For the year ended December 31, 2010, purchases and sales of mortgage dollar rolls were $2,295,983,178 and $2,296,908,768, respectively.

Transactions in options written for the year ended December 31, 2010, were as follows:

	Calls
		Swaptions
		Notional
	Options	Amount	Premiums
	Contracts	(000)	Received

Outstanding options, beginning of year	—	$19,800	$1,025,335

Options written	9,601	78,400	3,381,407

Options closed	(9,527)	(40,300)	(1,768,128)

Options exercised	(38)	(8,500)	(378,879)

Options expired	(4)	(4,300)	(36,230)

Outstanding options, end of year	32	$45,100	$2,223,505

	Puts
		Swaptions
		Notional
	Options	Amount	Premiums
	Contracts	(000)	Received

Outstanding options, beginning of year	219	$41,700	$1,879,983

Options written	3,283	106,300	3,691,397

Options closed	(3,374)	(62,200)	(2,597,846)

Options exercised	(1)	—	(310)

Options expired	(95)	(21,800)	(449,526)

Outstanding options, end of year	32	$64,000	$2,523,698

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

For the year ended December 31, 2010 the Fund’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury roll transactions was approximately $72,684,675 and the daily weighted average interest rate was 0.35%.

6.  Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2010 attributable to the accounting for swap agreements, amortization methods on fixed income securities and net paydown losses were reclassified to the following accounts:

Undistributed net investment income	$539,075

Accumulated net realized loss	$(539,075)

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$8,121,526	$15,479,820

As of December 31, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$962,037

Capital loss carryforwards	(2,306,097)

Net unrealized losses*	(906,447)

Total	$(2,250,507)

*	The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain future contracts and options, the deferral of post-October capital losses for tax purposes and the accounting for swap agreements.

As of December 31, 2010, the Fund had capital loss carryforwards in the amount of $2,306,097 available to offset future realized gains, which expires December 31, 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

7.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	820,559	$8,674,140

Shares issued to shareholders in reinvestment of dividends and distributions	839,307	8,641,688

Total issued	1,659,866	17,315,828

Shares redeemed	(5,544,218)	(57,453,444)

Net decrease	(3,884,352)	$(40,137,616)

Class I Shares
Year Ended December 31, 2009

Shares sold	5,125,315	$54,180,880

Shares issued to shareholders in reinvestment of dividends and distributions	1,444,275	14,610,330

Total issued	6,569,590	68,791,210

Shares redeemed	(6,395,325)	(65,608,541)

Net increase	174,265	$3,182,669

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Government Income V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Government Income V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Government Income V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Government Income V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 26, 2011

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

December 31, 2010

Annual Report

BlackRock High Income V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2010, the BlackRock High Income V.I. Fund outperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•	During the period, strong security selection in lower-rated credits contributed noticeably to performance as did an underweight in higher-rated credits. Solid security selection in the automotive, metals and aerospace & defense areas further boosted returns. The Fund’s allocation to positions acquired through successful company debt restructurings also benefited results.

•	Conversely, the Fund was negatively impacted by its underweight position in life insurance and security selection in consumer services and wireless telecommunication services.

Describe recent portfolio activity.

•	During the 12-month period, the Fund selectively participated in the robust high-yield new-issue calendar, seeking higher-quality that were coming to market with solid risk-reward profiles, good fundamentals and solid cash flows and earnings. The Fund also continued to seek out opportunities in new senior-secured bonds offering superior downside protection. The Fund reduced exposure to lower-quality names whose valuations became less attractive and which may face pressure in a low and slow-growth economic environment. During the period, the Fund increased exposure to chemicals names, while reducing exposure to electric utilities.

Describe Fund positioning at period end.

•	As of period end, the Fund maintains overweights in independent energy, metals and chemicals, while it is underweight in more consumer discretionary sectors such as technology, gaming and banking. Overall, we remain very constructive on high yield and maintain our view that the asset class is attractively priced for a slow structural recovery. We believe the combination of improving US economic data, strengthening corporate trends and declining default volumes should bode well for the asset class. Historically, high yield has performed strongly in post-recessionary periods. We believe high yield’s ability to offer attractive yields with minimal duration risk, as well as its propensity to provide equity-like returns, makes the asset class a compelling investment choice as the economy recovers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in fixed income securities with lower credit quality.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary as of December 31, 2010

	Standardized	6-Month	Average Annual Total Returns
	30-Day Yield	Total Returns	1 Year		5 Years		10 Years

Class I Shares[4]	7.56%	10.74%	15.34%		7.45%		7.89%

Class III Shares[4]	—	10.61 [5]	15.06	[5]	7.18	[5]	7.62	[5]

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index	—	10.04	14.94		8.90		9.01

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Fund Information as of December 31, 2010

Percent of
Credit Allocations[1]	Corporate Bonds

BBB/Baa	3%
BB/Ba	30
B	52
CCC/Caa	12
Not Rated	3

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including foreign currency exchange contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,107.40	$3.72	$1,000.00	$1,021.67	$3.57	0.70%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc. BlackRock High Income V.I. Fund Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares	Value

Automobiles — 0.1%
General Motors Co.	5,240	$193,146

Commercial Banks — 0.1%
CIT Group, Inc.	3,091	145,586

Construction Materials — 0.0%
Nortek, Inc.	500	18,000

Electrical Equipment — 0.0%
Medis Technologies Ltd.	33,870	556

Machinery — 0.1%
Navistar International Corp.	1,251	72,445

Paper & Forest Products — 0.3%
Ainsworth Lumber Co. Ltd.	52,562	158,590
Ainsworth Lumber Co. Ltd. (b)	59,550	179,674

		338,264

Software — 0.0%
Bankruptcy Management Solutions, Inc.	271	950

Wireless Telecommunication Services — 0.2%
FiberTower Corp.	59,958	267,413

Total Common Stocks — 0.8%		1,036,360

	Par
Corporate Bonds	(000)

Aerospace & Defense — 0.3%
DynCorp International, Inc., 10.38%, 7/01/17 (b)	$65	66,625
GeoEye, Inc., 9.63%, 10/01/15	80	90,400
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	260	287,950

		444,975

Air Freight & Logistics — 0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	340	340,375
Series 2, 12.38%, 10/08/15	344	343,583

		683,958

Airlines — 1.3%
Air Canada, 9.25%, 8/01/15 (b)	490	514,500
Continental Airlines, Inc., Series 2001-1-C, 7.03%, 12/15/12	428	431,175
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	289	315,989
United Air Lines, Inc., 12.75%, 7/15/12	396	442,729

		1,704,393

Auto Components — 1.1%
Allison Transmission, Inc. (b):
11.00%, 11/01/15	300	327,000
11.25%, 11/01/15 (c)	85	92,013
Delphi International Holdings Unsecured, 12.00%, 10/06/14	2	2,035
Icahn Enterprises LP:
4.00%, 8/15/13 (b)(d)(e)	155	146,669
8.00%, 1/15/18	700	700,000
Tenneco, Inc., 7.75%, 8/15/18 (b)	240	254,400

		1,522,117

Beverages — 0.1%
Cott Beverages, Inc., 8.13%, 9/01/18	120	129,300

Biotechnology — 0.3%
Amylin Pharmaceuticals, Inc., 3.00%, 6/15/14 (d)	155	134,462
QHP Pharma, 10.25%, 3/15/15 (b)	245	247,196

		381,658

Building Products — 1.8%
Associated Materials LLC, 9.13%, 11/01/17 (b)	220	229,900
Building Materials Corp. of America (b):
6.88%, 8/15/18	185	183,150
7.00%, 2/15/20	190	195,225
CPG International I, Inc., 10.50%, 7/01/13	600	612,000
Momentive Performance Materials, Inc.:
11.50%, 12/01/16	80	86,800
9.00%, 1/15/21 (b)	645	680,475
Ply Gem Industries, Inc., 11.75%, 6/15/13	400	428,000

		2,415,550

Capital Markets — 0.6%
American Capital Ltd., 8.96%, 12/31/13	230	237,597
E*Trade Financial Corp. (d)(f):
3.33%, 8/31/19 (b)	172	266,170
Series A, 4.06%, 8/31/19	3	4,643
KKR Group Finance Co., 6.38%, 9/29/20 (b)	300	298,718

		807,128

Chemicals — 4.5%
American Pacific Corp., 9.00%, 2/01/15	435	428,475
CF Industries, Inc.:
6.88%, 5/01/18	265	283,550
7.13%, 5/01/20	245	268,275
Celanese US Holdings LLC, 6.63%, 10/15/18 (b)	275	283,937
Chemtura Corp., 7.88%, 9/01/18 (b)	370	393,125
Georgia Gulf Corp., 9.00%, 1/15/17 (b)	85	92,225
Hexion U.S. Finance Corp.:
8.88%, 2/01/18	295	315,281
9.00%, 11/15/20 (b)	215	227,363
Huntsman International LLC, 8.63%, 3/15/21 (b)	230	248,400
Ineos Finance Plc, 9.00%, 5/15/15 (b)	200	212,750
Koppers, Inc., 7.88%, 12/01/19	340	364,650
MacDermid, Inc., 9.50%, 4/15/17 (b)	445	469,475
NOVA Chemicals Corp., 8.63%, 11/01/19	370	404,225
Nalco Co.:
8.25%, 5/15/17	360	390,150
6.63%, 1/15/19 (b)	110	112,475
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (b)	255	276,356
Omnova Solutions, Inc., 7.88%, 11/01/18 (b)	205	206,538
PolyOne Corp., 7.38%, 9/15/20	100	103,625
Rhodia SA, 6.88%, 9/15/20 (b)	300	304,125

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

CAD	Canadian Dollar	USD	US Dollar
FKA	Formerly Known As

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock High Income V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Chemicals (concluded)

Solutia, Inc:
8.75%, 11/01/17	$110	$120,450
7.88%, 3/15/20	175	187,250
TPC Group LLC, 8.25%, 10/01/17 (b)	275	288,062

		5,980,762

Commercial Banks — 2.6%
CIT Group, Inc.:
7.00%, 5/01/14	260	262,600
7.00%, 5/01/16	1,222	1,226,516
7.00%, 5/01/17	1,957	1,961,599

		3,450,715

Commercial Services & Supplies — 1.4%
ARAMARK Corp., 3.97%, 2/01/15 (e)	365	356,787
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (b)	240	243,000
International Lease Finance Corp., 8.25%, 12/15/20	204	210,120
Mobile Mini, Inc., 7.88%, 12/01/20 (b)	105	108,675
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (b)	275	309,375
West Corp. (b):
8.63%, 10/01/18	450	477,000
7.88%, 1/15/19	180	183,150

		1,888,107

Computers & Peripherals — 0.2%
EMC Corp., 1.75%, 12/01/13 (d)	70	105,438
SanDisk Corp., 1.50%, 8/15/17 (d)	180	203,175

		308,613

Construction Materials — 0.9%
Nortek, Inc.:
11.00%, 12/01/13	622	662,666
10.00%, 12/01/18 (b)	490	505,925

		1,168,591

Consumer Finance — 1.0%
American General Finance Corp., 6.90%, 12/15/17	360	290,700
Credit Acceptance Corp., 9.13%, 2/01/17 (b)	200	210,000
Ford Motor Credit Co. LLC:
8.00%, 12/15/16	350	391,110
6.63%, 8/15/17	360	378,357

		1,270,167

Containers & Packaging — 4.1%
Ball Corp.:
7.38%, 9/01/19	80	86,000
6.75%, 9/15/20	95	99,750
Berry Plastics Corp.:
8.25%, 11/15/15	410	434,600
9.75%, 1/15/21 (b)	320	316,800
Cascades, Inc., 7.75%, 12/15/17	265	276,262
Crown Americas LLC, 7.63%, 5/15/17	550	591,250
Graham Packaging Co. LP, 8.25%, 10/01/18	115	120,750
Graphic Packaging International, Inc.:
9.50%, 6/15/17	545	594,731
7.88%, 10/01/18	185	193,788
Greif, Inc., 7.75%, 8/01/19	135	147,825
Impress Holdings BV, 3.41%, 9/15/13 (b)(e)	1,180	1,174,100
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16	245	260,313
Pregis Corp., 12.38%, 10/15/13	680	666,400
Rock-Tenn Co., 9.25%, 3/15/16	90	98,100
Sealed Air Corp., 7.88%, 6/15/17	365	401,390

		5,462,059

Diversified Financial Services — 4.3%
Ally Financial, Inc.:
2.50%, 12/01/14 (e)	141	131,192
6.25%, 12/01/17 (b)	410	410,000
8.00%, 3/15/20	760	830,300
7.50%, 9/15/20 (b)	870	912,412
8.00%, 11/01/31	460	495,650
8.00%, 11/01/31	150	160,456
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	195	200,363
Leucadia National Corp., 8.13%, 9/15/15	560	610,400
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)	605	639,788
Reynolds Group Issuer, Inc. (b):
7.13%, 4/15/19	270	274,725
9.00%, 4/15/19	770	797,912
Southern Star Central Corp., 6.75%, 3/01/16 (b)	240	242,400

		5,705,598

Diversified Telecommunication Services — 1.6%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	425	415,438
Frontier Communications Corp.:
8.25%, 4/15/17	114	125,115
8.50%, 4/15/20	190	207,575
ITC Deltacom, Inc., 10.50%, 4/01/16	170	184,875
Level 3 Communications, Inc., 6.50%, 10/01/16 (d)	60	64,725
Level 3 Financing, Inc.:
5.50%, 11/01/14	190	188,575
10.00%, 2/01/18	110	105,600
Qwest Communications International, Inc., 8.00%, 10/01/15	200	215,000
tw telecom holdings, Inc., 8.00%, 3/01/18	130	138,125
Windstream Corp., 7.88%, 11/01/17	450	473,062

		2,118,090

Electric Utilities — 0.6%
Elwood Energy LLC, 8.16%, 7/05/26	138	134,898
FPL Energy National Wind Portfolio, LLC, 6.13%, 3/25/19 (b)	289	274,817
IPALCO Enterprises, Inc.:
8.63%, 11/14/11	200	207,500
7.25%, 4/01/16 (b)	200	213,500

		830,715

Electronic Equipment, Instruments & Components — 0.4%
CDW LLC, 8.00%, 12/15/18 (b)	260	265,200
NXP BV, 3.05%, 10/15/13 (e)	225	221,625

		486,825

Energy Equipment & Services — 1.3%
Calfrac Holdings LP, 7.50%, 12/01/20 (b)	110	111,375
Compagnie Generale de Geophysique-Veritas:
9.50%, 5/15/16	100	109,000
7.75%, 5/15/17	540	553,500
Exterran Holdings, Inc., 7.25%, 12/01/18 (b)	205	203,975
Frac Tech Services LLC, 7.13%, 11/15/18 (b)	285	289,275
Global Geophysical Services, Inc., 10.50%, 5/01/17	60	59,700

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc. BlackRock High Income V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Energy Equipment & Services (concluded)

Precision Drilling Corp., 6.63%, 11/15/20 (b)	$65	$66,138
Pride International, Inc., 6.88%, 8/15/20	75	77,812
Thermon Industries, Inc., 9.50%, 5/01/17 (b)	205	218,325
Trinidad Drilling Ltd., 7.88%, 1/15/19 (b)	40	41,021

		1,730,121

Food & Staples Retailing — 0.5%
Rite Aid Corp.:
9.75%, 6/12/16	415	457,019
7.50%, 3/01/17	260	249,925

		706,944

Food Products — 0.4%
B&G Foods, Inc., 7.63%, 1/15/18	110	115,775
Darling International, Inc., 8.50%, 12/15/18 (b)	110	114,675
Reddy Ice Corp., 11.25%, 3/15/15	220	224,950
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)	40	46,100

		501,500

Health Care Equipment & Supplies — 0.8%
DJO Finance LLC, 10.88%, 11/15/14	550	600,187
Hologic, Inc., 2.00%, 12/15/37 (d)(g)	530	496,213

		1,096,400

Health Care Providers & Services — 2.2%
DaVita, Inc., 6.38%, 11/01/18	180	179,100
Gentiva Health Services, Inc., 11.50%, 9/01/18	225	245,250
HCA, Inc.:
6.25%, 2/15/13	630	642,600
7.25%, 9/15/20	265	276,925
inVentiv Health, Inc., 10.00%, 8/15/18 (b)	190	190,475
Omnicare, Inc., 3.75%, 12/15/25 (d)	110	122,650
Tenet Healthcare Corp.:
10.00%, 5/01/18	235	273,775
8.88%, 7/01/19	885	1,000,050

		2,930,825

Health Care Technology — 0.9%
IMS Health, Inc., 12.50%, 3/01/18 (b)	1,020	1,183,200
MedAssets, Inc., 8.00%, 11/15/18 (b)	75	75,375

		1,258,575

Hotels, Restaurants & Leisure — 2.1%
Boyd Gaming Corp., 9.13%, 12/01/18 (b)	260	256,750
Diamond Resorts Corp., 12.00%, 8/15/18 (b)	550	550,000
HRP Myrtle Beach Operations LLC, 4/01/12 (a)(b)(h)	750	75
Harrah’s Operating Co., Inc., 10.00%, 12/15/18	835	761,937
MGM Resorts International, 10.38%, 5/15/14	425	477,063
Marina District Finance Co., Inc., 9.88%, 8/15/18 (b)	110	108,350
Travelport LLC:
4.92%, 9/01/14 (e)	150	132,750
9.88%, 9/01/14	110	107,113
9.00%, 3/01/16	60	58,125
Tropicana Entertainment LLC, Series WI, 9.63%, 12/15/14 (a)(h)	95	48
Virgin River Casino Corp., 9.00%, 1/15/12 (a)(h)	300	141,000
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	386	244,724

		2,837,935

Household Durables — 2.9%
Ashton Woods USA LLC, 14.74%, 6/30/15 (b)(i)	497	275,613
Beazer Homes USA, Inc.:
8.13%, 6/15/16	65	63,862
12.00%, 10/15/17	320	368,800
9.13%, 6/15/18	830	805,100
9.13%, 5/15/19 (b)	40	38,000
Jarden Corp., 7.50%, 5/01/17	285	300,319
Pulte Homes, Inc., 6.38%, 5/15/33	30	22,650
Ryland Group, Inc., 6.63%, 5/01/20	390	384,150
Standard Pacific Corp.:
10.75%, 9/15/16	670	772,175
8.38%, 5/15/18	340	340,000
8.38%, 5/15/18 (b)	220	220,000
8.38%, 1/15/21 (b)	355	344,350

		3,935,019

Household Products — 0.1%
Armored AutoGroup, Inc., 9.25%, 11/01/18 (b)	115	114,138

IT Services — 1.3%
First Data Corp.:
9.88%, 9/24/15	21	20,003
10.55%, 9/24/15 (c)	43	39,562
8.25%, 1/15/21 (b)	544	522,240
12.63%, 1/15/21 (b)	560	534,800
8.38%, 1/15/22 (b)(c)	104	100,620
SunGard Data Systems, Inc. (b):
7.38%, 11/15/18	220	221,100
7.63%, 11/15/20	270	273,375

		1,711,700

Independent Power Producers & Energy Traders — 3.0%
AES Gener SA, 7.50%, 3/25/14	500	541,032
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (b)	690	733,125
Calpine Corp., 7.50%, 2/15/21 (b)	215	211,775
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)	1,435	1,476,289
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20	149	153,660
NRG Energy, Inc.:
7.25%, 2/01/14	600	612,000
7.38%, 2/01/16	330	338,250

		4,066,131

Industrial Conglomerates — 1.7%
Sequa Corp. (b):
11.75%, 12/01/15	690	738,300
13.50%, 12/01/15 (c)	1,403	1,517,457

		2,255,757

Insurance — 0.2%
CNO Financial Group, Inc., 9.00%, 1/15/18 (b)	106	110,240
USI Holdings Corp., 4.16%, 11/15/14 (b)(e)	220	192,500

		302,740

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock High Income V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Machinery — 1.4%
Navistar International Corp., 3.00%, 10/15/14 (d)	$750	$1,001,250
Oshkosh Corp., 8.25%, 3/01/17	320	348,000
Titan International, Inc. (b):
5.63%, 1/15/17 (d)	120	252,000
7.88%, 10/01/17	220	232,100

		1,833,350

Marine — 0.5%
Horizon Lines, Inc., 4.25%, 8/15/12 (d)	795	732,394

Media — 7.6%
AMC Entertainment Holdings, Inc., 9.75%, 12/01/20 (b)	145	150,800
Affinion Group, Inc., 7.88%, 12/15/18 (b)	105	102,375
CCH II LLC, 13.50%, 11/30/16	319	380,047
CCO Holdings LLC /CCO Holdings Capital Corp:
7.88%, 4/30/18	220	227,700
8.13%, 4/30/20	220	231,550
CMP Susquehanna Corp., 3.44%, 5/15/14 (b)	60	1,200
Charter Communications Operating, LLC, 10.88%, 9/15/14 (b)	80	89,400
Checkout Holding Corp., 10.98%, 11/15/15 (b)(f)	345	215,194
Citadel Broadcasting Corp., 7.75%, 12/15/18 (b)	115	119,025
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	423	460,012
Series B, 9.25%, 12/15/17	1,739	1,904,205
DISH DBS Corp., 7.00%, 10/01/13	215	229,513
Gray Television, Inc., 10.50%, 6/29/15	405	408,038
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (e)	140	116,375
9.50%, 5/15/15	160	152,000
Interactive Data Corp., 10.25%, 8/01/18 (b)	475	520,125
LIN Television Corp., 8.38%, 4/15/18	275	291,500
Liberty Global, Inc., 4.50%, 11/15/16 (d)	220	326,700
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (b)	465	470,812
The McClatchy Co., 11.50%, 2/15/17	60	67,425
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (b)	215	225,750
Nielsen Finance LLC:
15.09%, 8/01/16 (i)	40	42,000
7.75%, 10/15/18 (b)	960	993,600
ProQuest LLC, 9.00%, 10/15/18 (b)	230	236,900
ProtoStar I Ltd., 18.00%, 10/15/12 (a)(b)(d)(h)	599	5,993
Regal Entertainment Group, 9.13%, 8/15/18	155	165,075
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	295	304,588
UPC Germany GmbH, 8.13%, 12/01/17 (b)	1,300	1,358,500
UPC Holding BV, 9.88%, 4/15/18 (b)	200	219,000
Univision Communications, Inc., 7.88%, 11/01/20 (b)	210	220,500

		10,235,902

Metals & Mining — 3.9%
Arch Western Finance LLC, 6.75%, 7/01/13	102	103,020
Drummond Co., Inc.:
9.00%, 10/15/14 (b)	400	427,000
7.38%, 2/15/16	410	424,863
FMG Finance Property Ltd. (b):
7.00%, 11/01/15	675	691,875
6.88%, 2/01/18	390	388,050
Goldcorp, Inc., 2.00%, 8/01/14 (d)	280	341,950
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (d)	195	279,581
Novelis, Inc., 8.75%, 12/15/20 (b)	1,605	1,665,188
Ryerson, Inc.:
7.66%, 11/01/14 (e)	200	186,000
12.00%, 11/01/15	40	41,900
Steel Dynamics, Inc., 7.38%, 11/01/12	235	247,925
United States Steel Corp., 7.38%, 4/01/20	110	112,750
Vedanta Resources Plc, 9.50%, 7/18/18 (b)	335	366,406

		5,276,508

Multiline Retail — 1.2%
Dollar General Corp., 11.88%, 7/15/17 (c)	1,335	1,545,262

Oil, Gas & Consumable Fuels — 10.1%
Arch Coal, Inc.:
8.75%, 8/01/16	85	92,650
7.25%, 10/01/20	395	416,725
Atlas Energy Operating Co. LLC, 12.13%, 8/01/17	245	309,925
Berry Petroleum Co., 6.75%, 11/01/20	110	110,550
Bill Barrett Corp., 9.88%, 7/15/16	25	27,438
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18 (b)	105	108,150
Chesapeake Energy Corp.:
6.63%, 8/15/20	825	812,625
2.25%, 12/15/38 (d)	400	311,500
Cimarex Energy Co., 7.13%, 5/01/17	180	186,750
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)	191	204,370
Concho Resources, Inc., 7.00%, 1/15/21	185	189,625
Connacher Oil and Gas Ltd., 10.25%, 12/15/15 (b)	705	708,525
Consol Energy, Inc., 8.25%, 4/01/20 (b)	1,020	1,101,600
Continental Resources, Inc., 7.13%, 4/01/21 (b)	170	178,500
Crosstex Energy LP, 8.88%, 2/15/18	80	85,700
Denbury Resources, Inc.:
7.50%, 12/15/15	250	258,750
9.75%, 3/01/16	320	356,800
8.25%, 2/15/20	364	394,940
Energy Transfer Equity LP, 7.50%, 10/15/20	105	108,150
Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17 (b)	195	202,800
Forest Oil Corp., 8.50%, 2/15/14	130	142,025
Hilcorp Energy I LP (b):
8.00%, 2/15/20	350	370,562
7.63%, 4/15/21	360	371,700
Linn Energy LLC (b):
8.63%, 4/15/20	560	603,400
7.75%, 2/01/21	275	281,875
MarkWest Energy Partners LP, 6.75%, 11/01/20	120	120,000
Massey Energy Co., 6.88%, 12/15/13	105	106,313
Niska Gas Storage US LLC, 8.88%, 3/15/18 (b)	770	823,900
OPTI Canada, Inc. (b):
9.00%, 12/15/12	1,030	1,032,575
9.75%, 8/15/13	420	420,000
Peabody Energy Corp., 6.50%, 9/15/20	160	170,800
Penn Virginia Resource Partners LP, 8.25%, 4/15/18	250	257,500
Petrohawk Energy Corp.:
10.50%, 8/01/14	230	262,200
7.88%, 6/01/15	225	234,281
7.25%, 8/15/18	250	252,500

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc. BlackRock High Income V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Oil, Gas & Consumable Fuels (concluded)

Range Resources Corp.:
6.38%, 3/15/15	$750	$765,000
8.00%, 5/15/19	200	217,750
6.75%, 8/01/20	100	103,125
Swift Energy Co., 7.13%, 6/01/17	305	305,763
Teekay Corp., 8.50%, 1/15/20	330	359,287
Whiting Petroleum Corp., 6.50%, 10/01/18	230	232,300

		13,598,929

Paper & Forest Products — 2.6%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(c)	493	458,500
Boise Cascade LLC, 7.13%, 10/15/14	195	190,613
Boise Paper Holdings LLC:
9.00%, 11/01/17	170	185,725
8.00%, 4/01/20	140	149,800
Clearwater Paper Corp.:
10.63%, 6/15/16	215	245,637
7.13%, 11/01/18 (b)	145	149,713
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	185	208,819
NewPage Corp., 11.38%, 12/31/14	1,110	1,043,400
PH Glatfelter Co., 7.13%, 5/01/16	105	108,806
Verso Paper Holdings LLC:
11.50%, 7/01/14	645	707,887
Series B, 4.04%, 8/01/14 (e)	90	81,000

		3,529,900

Pharmaceuticals — 1.0%
Angiotech Pharmaceuticals, Inc., 4.05%, 12/01/13 (e)	445	366,569
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (b)	220	223,025
Novasep Holding SAS, 9.75%, 12/15/16 (b)	432	305,100
Valeant Pharmaceuticals International (b):
6.75%, 10/01/17	175	174,125
7.00%, 10/01/20	225	222,187

		1,291,006

Professional Services — 0.2%
FTI Consulting, Inc., 6.75%, 10/01/20 (b)	310	307,675

Real Estate Management & Development — 0.8%
Forest City Enterprises, Inc., 7.63%, 6/01/15	650	606,937
Realogy Corp., 10.50%, 4/15/14	440	432,300

		1,039,237

Road & Rail — 1.2%
Avis Budget Car Rental LLC:
9.63%, 3/15/18	250	269,375
8.25%, 1/15/19 (b)	265	267,650
The Hertz Corp. (b):
7.50%, 10/15/18	485	503,187
7.38%, 1/15/21	225	227,250
Syncreon Global Ireland Ltd., 9.50%, 5/01/18 (b)	380	385,700

		1,653,162

Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.75%, 8/01/20 (b)	110	114,125
Linear Technology Corp., Series A, 3.00%, 5/01/27 (d)	200	212,000
Spansion LLC, 7.88%, 11/15/17 (b)	130	128,700

		454,825

Specialty Retail — 1.0%
Asbury Automotive Group, Inc., 8.38%, 11/15/20 (b)	150	154,875
Michaels Stores, Inc., 7.75%, 11/01/18 (b)	130	129,675
PETCO Animal Supplies, Inc., 9.25%, 12/01/18 (b)	235	247,631
United Auto Group, Inc., 7.75%, 12/15/16	820	836,400

		1,368,581

Textiles, Apparel & Luxury Goods — 0.2%
Phillips-Van Heusen Corp., 7.38%, 5/15/20	280	297,500

Thrifts & Mortgage Finance — 0.2%
Radian Group, Inc., 3.00%, 11/15/17 (d)	230	225,113

Tobacco — 0.5%
Vector Group Ltd., 11.00%, 8/15/15	700	721,000

Trading Companies & Distributors — 0.1%
Interline Brands, Inc., 7.00%, 11/15/18 (b)	120	121,800

Wireless Telecommunication Services — 5.0%
Clearwire Communications LLC (b):
12.00%, 12/01/15	300	323,250
12.00%, 12/01/17	560	579,600
Cricket Communications, Inc.:
10.00%, 7/15/15	480	514,200
7.75%, 5/15/16	400	415,000
Crown Castle International Corp., 7.13%, 11/01/19	210	222,075
Digicel Group Ltd. (b):
9.13%, 1/15/15	593	600,412
8.25%, 9/01/17	735	753,375
10.50%, 4/15/18	200	220,000
FiberTower Corp., 9.00%, 1/01/16 (b)(c)	230	204,210
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (b)	195	196,950
iPCS, Inc., 2.41%, 5/01/13 (e)	795	765,187
MetroPCS Wireless, Inc.:
7.88%, 9/01/18	240	249,000
6.63%, 11/15/20	310	295,275
NII Holdings, Inc., 3.13%, 6/15/12 (d)	110	107,938
SBA Telecommunications, Inc., 8.00%, 8/15/16	240	259,800
Sprint Capital Corp., 6.88%, 11/15/28	1,000	875,000
Syniverse Holdings, Inc., 9.13%, 1/15/19 (b)	180	185,850

		6,767,122

Total Corporate Bonds — 82.8%		111,206,372

Floating Rate Loan Interests (e)

Automobiles — 0.0%
Ford Motor Co., Tranche B-2 Term Loan, 3.02%, 12/15/13	40	39,864

Commercial Services & Supplies — 0.5%
AWAS Finance Luxembourg Sarl, Term Loan B, 7.75%, 6/10/16	245	249,288
Volume Services America, Inc. (Centerplate), Term Loan B, 10.50%—10.75%, 8/24/16	474	474,703

		723,991

Consumer Finance — 0.8%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15	1,000	1,013,125

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock High Income V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests (e)	(000)	Value

Electric Utilities — 0.2%
New Development Holdings LLC, Term Loan, 7.00%, 7/03/17	$222	$225,126

Food Products — 0.3%
Pierre Foods, Term Loan (Second Lien), 11.25%, 9/29/17	400	404,000

Health Care Providers & Services — 0.6%
Harden Healthcare, Inc.:
Add-on Term Loan, 7.00%-7.75%, 3/02/15	285	279,300
Tranche A Term Loan, 8.50%, 2/22/15	148	145,567
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 7/31/16	398	400,487

		825,354

Hotels, Restaurants & Leisure — 1.0%
Travelport LLC (FKA Travelport, Inc.), Loan, 7.00%, 3/27/12	1,494	1,348,889

Household Durables — 0.4%
Visant Corp. (FKA Jostens), Term Loan B, 7.00%, 12/20/16	499	503,945

IT Services — 0.4%
First Data Corp.:
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14	192	176,598
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14	425	392,537

		569,135

Independent Power Producers & Energy Traders — 0.7%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.76%, 10/10/14	117	90,045
Initial Tranche B-3 Term Loan, 3.76%, 10/10/14	1,181	909,306

		999,351

Media — 1.8%
Intelsat Jackson Holdings Ltd., Term Loan B, 5.25%, 3/07/18	1,750	1,765,937
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	550	587,125

		2,353,062

Oil, Gas & Consumable Fuels — 0.8%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/30/15	1,109	1,119,701

Real Estate Investment Trusts (REITs) — 0.1%
iStar Financial, Inc., Term Loan (Second Lien), 1.76%, 6/28/11 (a)	100	96,458

Real Estate Management & Development — 0.7%
Realogy Corp.:
Initial Term Loan B, 3.29%, 10/10/13	329	308,055
Synthetic Letter of Credit, 0.11%, 10/10/13	45	41,963
Term Loan (Second Lien), 13.50%, 10/15/17	500	544,688

		894,706

Specialty Retail — 0.1%
Claire’s Stores, Inc., Term Loan B, 3.04%, 5/29/14	88	81,731

Wireless Telecommunication Services — 0.9%
Vodafone Americas Finance 2, Inc., Initial Loan, 6.88%, 7/30/15	1,250	1,275,000

Total Floating Rate Loan Interests — 9.3%		12,473,438

	Beneficial
	Interest
Other Interests (j)	(000)

Auto Components — 0.2%
Delphi Debtor-in-Possession Holding Co. LLP, Class B Membership Interests	—(k )	258,156

Household Durables — 0.1%
Stanley Martin, Class B Membership Units (l)	—(k )	121,950

Total Other Interests — 0.3%		380,106

Preferred Securities	Shares

Auto Components — 0.3%
Dana Holding Corp., 4.00% (b)(d)	3,200	456,800

Automobiles — 0.9%
General Motors Co., 4.75% (a)	23,650	1,279,702

Diversified Financial Services — 0.7%
Citigroup, Inc., 7.50% (d)	6,800	929,492

Household Durables — 0.1%
Beazer Homes USA, Inc., 7.50% (d)	5,543	155,093

Media — 0.0%
CMP Susquehanna Radio Holdings Corp., 0.00% (a)(b)	13,993	—

Real Estate Investment Trusts (REITs) — 0.1%
MPG Office Trust, Inc., Series A, 7.63% (a)	4,287	67,949

Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series O, 0.00% (a)	10,000	7,600
Freddie Mac, Series Z, 0.00% (a)	32,188	20,246

		27,846

Total Preferred Securities — 2.1%		2,916,882

Warrants (m)

Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (Expires 3/26/19) (b)	15,990	—
Virgin Media, Inc. (Expires 1/13/11)	22,461	447

		447

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 9/29/17)	181	2

Total Warrants — 0.0%		449

Total Investments (Cost — $125,003,791*) — 95.3%		128,013,607
Other Assets Less Liabilities — 4.7%		6,309,571

Net Assets — 100.0%		$134,323,178

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Schedule of Investments December 31, 2010 (continued)

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$125,280,275

Gross unrealized appreciation	$6,558,383
Gross unrealized depreciation	(3,825,051)

Net unrealized appreciation	$2,733,332

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(d)	Convertible security.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	Amount is less than $1,000.

(l)	Restricted security as to resale, representing 0.1% of net assets was as follows:

	Acquisition
Issue	Date	Cost	Value

Stanley Martin, Class B Membership Units	4/03/06	$227,862	$121,950

(m)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

   • Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	December 31,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	269,742	(269,742)	—	$1,619

   • For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

   • Foreign currency exchange contracts as of December 31, 2010 were as follows:

Currency	Currency		Settlement	Unrealized
Purchased	Sold	Counterparty	Date	Depreciation

USD 147,506	CAD 150,000	UBS AG	1/19/11	$(3,299)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks	$837,736	$198,624	—	$1,036,360
Corporate Bonds	—	110,268,387	$937,985	111,206,372
Floating Rate Loan Interests	—	8,018,692	4,454,746	12,473,438
Other Interests	—	258,156	121,950	380,106
Preferred Stocks	2,460,082	456,800	—	2,916,882
Warrants	447	—	2	449
Liabilities:
Unfunded Loan Commitments	—	—	(368)	(368)

Total	$3,298,265	$119,200,659	$5,514,315	$128,013,239

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Foreign currency exchange contracts	—	$(3,299)	—	$(3,299)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Schedule of Investments December 31, 2010 (concluded)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

			Floating
			Rate			Unfunded
	Common	Corporate	Loan	Other		Loan
	Stocks	Bonds	Interests	Interests	Warrants	Commitments	Total

Assets/Liabilities:
Balance, as of December 31, 2009	$17,500	$849,914	$4,538,488	$121,958	—	$(2,762)	$5,525,098
Accrued discounts/premiums	—	75,260	84,602	—	—	—	159,862
Net realized gain (loss)	68,768	—	(168,212)	—	—	—	(99,444)
Net change in unrealized appreciation/depreciation[2]	500	(443,058)	141,600	136,198	—	2,394	(162,366)
Purchases	—	347,385	4,547,087	—	—	—	4,894,472
Sales	(68,768)	—	(4,195,094)	—	—	—	(4,263,862)
Transfers in3	—	588,307	1,399,852	121,950	$2	—	2,110,111
Transfers out[3]	(18,000)	(479,823)	(1,893,577)	(258,156)	—	—	(2,649,556)

Balance, as of December 31, 2010	—	$937,985	$4,454,746	$121,950	$2	$(368)	$5,514,315

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2010 was $(559,496).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (cost—$125,003,791)	$128,013,607
Foreign currency at value (cost—$324)	334
Capital shares sold receivable	10,821,877
Interest receivable	2,062,122
Investments sold receivable	370,872
Dividends receivable	2,598
Principal paydown receivable	557
Prepaid expenses	3,321
Other assets	3,486

Total assets	141,278,774

Liabilities:
Bank overdraft	4,106,612
Unrealized depreciation on foreign currency exchange contracts	3,299
Unrealized depreciation on unfunded loan commitments	368
Investments purchased payable	1,831,500
Income dividends payable	847,650
Investment advisory fees payable	60,126
Capital shares redeemed payable	50,026
Other affiliates payable	582
Officer’s and Directors’ fees payable	309
Other accrued expenses payable	40,694
Other liabilities	14,430

Total liabilities	6,955,596

Net Assets	$134,323,178

Net Assets Consist of:
Paid-in capital	$222,624,733
Distributions in excess of net investment income	(108,006)
Accumulated net realized loss	(91,203,194)
Net unrealized appreciation/depreciation	3,009,645

Net Assets	$134,323,178

Net Asset Value:
Class I—Based on net assets of $134,323,178 and 18,838,821 shares outstanding, 200 million shares authorized, $0.10 par value	$7.13

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Interest	$10,246,570
Dividends	98,717
Facility and other fees	50,881
Dividends—affiliated	1,619

Total income	10,397,787

Expenses:
Investment advisory	656,283
Professional	57,314
Accounting services	32,433
Custodian	21,254
Officer and Directors	21,067
Printing	17,827
Transfer agent	5,000
Miscellaneous	48,847

Total expenses	860,025
Less fees waived by advisor	(739)

Total expenses after fees waived	859,286

Net investment income	9,538,501

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	3,518,078
Swaps	2,743
Foreign currency transactions	(3,379)

3,517,442

Net change in unrealized appreciation/depreciation on:
Investments	4,408,713
Foreign currency transactions	(3,696)
Unfunded corporate loans	2,394

4,407,411

Total realized and unrealized gain	7,924,853

Net Increase in Net Assets Resulting from Operations	$17,463,354

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$9,538,501	$10,207,280
Net realized gain (loss)	3,517,442	(8,938,103)
Net change in unrealized appreciation/depreciation	4,407,411	47,458,040

Net increase in net assets resulting from operations	17,463,354	48,727,217

Dividends to Shareholders From:
Net investment income	(9,491,679)	(10,121,764)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	2,244,849	(7,846,706)

Net Assets:
Total increase in net assets	10,216,524	30,758,747
Beginning of year	124,106,654	93,347,907

End of year	$134,323,178	$124,106,654

Distributions in excess of net investment income	$(108,006)	$(140,365)

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$6.68	$4.64	$7.26	$7.67	$7.55

Net investment income[1]	0.53	0.54	0.57	0.59	0.56
Net realized and unrealized gain (loss)	0.44	2.03	(2.62)	(0.42)	0.12

Net increase (decrease) from investment operations	0.97	2.57	(2.05)	0.17	0.68

Dividends from net investment income	(0.52)	(0.53)	(0.57)	(0.58)	(0.56)

Net asset value, end of year	$7.13	$6.68	$4.64	$7.26	$7.67

Total Investment Return:[2]
Based on net asset value	15.34%	58.00%	(29.88)%	2.42%	9.44%

Ratios to Average Net Assets:
Total expenses	0.71%	0.73%	0.68%	0.64%	0.60%

Total expenses after fees waived	0.71%	0.73%	0.68%	0.64%	0.60%

Net investment income	7.83%	9.45%	8.80%	7.77%	7.45%

Supplemental Data:
Net assets, end of year (000)	$134,323	$124,107	$93,348	$162,681	$213,937

Portfolio turnover	102%	107%	53%	55%	56%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2007[1]		2006

Per Share Operating Performance:
Net asset value, beginning of year	$7.68		$7.57

Net investment income[2]	0.58		0.56
Net realized and unrealized gain (loss)	(0.41)		0.11

Net increase from investment operations	0.17		0.67

Dividends from net investment income	(0.58)		(0.56)

Net asset value, end of year	$7.27		$7.68

Total Investment Return:[3]
Based on net asset value	2.12%		9.28%

Ratios to Average Net Assets:
Total expenses	0.94%		0.66%

Total expenses after fees waived	0.94%		0.66%

Net investment income	7.61%		7.41%

Supplemental Data:
Net assets, end of year (000)	$—	[1]	$1

Portfolio turnover	55%		56%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009 and December 31, 2010.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock High Income V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Fund earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statement of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts and swaps), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

Derivative Instruments Categorized by Risk Exposure:

Fair Value of Derivative Instruments as of
December 31, 2010

	Liability Derivatives

	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$3,299

The Effect of Derivative Instruments in the
Statement of Operations
Year Ended December 31, 2010

	Net Realized
	Gain (Loss) from
		Foreign
		Currency
	Swaps	Transactions

Foreign currency exchange contracts	—	$(3,360)

Credit contracts	$2,743	—

Total	$2,743	$(3,360)

Net Change in Unrealized
Appreciation/Depreciation on
Foreign Currency
Transactions

Foreign currency exchange contracts	$(3,704)

For the year ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	1

Average US dollar amounts purchased	$111,932

Credit default swaps:

Average number of contracts-buy protection	1

Average notional value-buy protection	$173,250

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s and the Company’s BlackRock Total Return V.I. Fund’s aggregate average daily net assets:

Portion of average daily value of net assets	Rate

Not exceeding $250 million	0.55%

In excess of $250 million, but not exceeding $500 million	0.50%

In excess of $500 million, but not exceeding $750 million	0.45%

In excess of $750 million	0.40%

For the year ended December 31, 2010, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund was approximately $321,988,000.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees, distribution fees imposed on Class III and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the Manager $2,329 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class III Shares.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments including paydowns and excluding short-term securities for the year ended December 31, 2010, were $122,314,088 and $124,533,456, respectively.

5.  Commitments:

The Fund may invest in floating rate loan interests. In connection with these investments, the Fund may also enter into unfunded loan commitments (“commitments”). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statement of Operations as facility and other fees, is recognized ratably over the commitment period. As of December 31, 2010, the Fund had the following unfunded loan commitment:

	Unfunded	Value of
	Commitment	Underlying
Borrower	(000)	Loan (000)

Delphi Holdings, LLP	$18	$18

6.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

7.  Income Tax Information:

Reclassifications:  US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2010 attributable to the amortization methods on fixed income securities, foreign currency transactions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(60,732,050)
Distributions in excess of net investment income	$(14,463)
Accumulated net realized loss	$60,746,513

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$9,491,679	$10,121,764

As of December 31, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$136,754
Capital loss carryforwards	(91,144,186)
Net unrealized gains*	2,705,877

Total	$(88,301,555)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts and the timing and recognition of partnership income.

As of December 31, 2010, the Fund had a capital loss carryforward available to offset future realized gains through the indicated expiration dates:

Expires December 31,

2011	$44,871,728
2012	8,918,857
2013	12,665,469
2014	4,347,980
2016	9,129,091
2017	11,211,061

Total	$91,144,186

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

8.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

9.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	2,301,561	$16,188,707

Shares issued to shareholders in reinvestment of dividends	1,396,687	9,554,842

Total issued	3,698,248	25,743,549

Shares redeemed	(3,443,712)	(23,498,700)

Net increase	254,536	$2,244,849

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	1,064,397	$6,161,168

Shares issued to shareholders in reinvestment of dividends	1,843,116	9,996,332

Total issued	2,907,513	16,157,500

Shares redeemed	(4,428,548)	(24,004,206)

Net decrease	(1,521,035)	$(7,846,706)

10.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

BlackRock Variable Series Funds, Inc.
BlackRock High Income V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Income V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Income V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 26, 2011

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

December 31, 2010

Annual Report

BlackRock International Value V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period, the Fund underperformed its benchmark, the MSCI EAFE Index.

What factors influenced performance?

•	Generally speaking, sector allocation detracted from Fund performance for the period, while stock selection contributed positively.

•	On a sector basis, the Fund’s overweight relative to the benchmark in energy had a negative impact on performance for the period. An underweight in the materials sector also detracted, as commodities prices rallied, particularly in the later half of the year. With respect to stock selection, the Fund’s holdings within the energy, telecommunication services and industrials sectors hurt returns.

•	Contributing positively to performance was stock selection within the consumer staples sector, where Danish brewer Carlsberg A/S performed particularly well on strong earnings growth and improving demand in Russia. Stock selection in financials also proved beneficial, primarily due to overweight positions in banks Barclays Plc and UTI Bank and insurer Zurich Financial Services AG. From a sector perspective, the Fund’s overweight in consumer discretionary was rewarding, as the sector benefited from robust growth in Emerging Market economies. An underweight in utilities proved beneficial, as did an underweight in financials, where concerns about the European sovereign debt crisis caused heightened volatility during the year.

Describe recent portfolio activity.

•	During the 12-month period, we reduced the Fund’s weighting in the consumer discretionary sector by selling automobile companies Fiat SpA, Honda Motor Co., Ltd. and Mazda Motor Corp., and select media companies, including Fairfax Media Ltd. and Fuji Media Holdings, Inc. We also reduced exposure to the energy, utilities and consumer staples sectors. The proceeds from these reductions were reallocated to the materials sector, where we added to mining conglomerate BHP Billiton Plc and purchased industrial materials manufacturer Nitto Denko Corp. We also increased the Fund’s weighting in the information technology sector by purchasing Hitachi Ltd., LG Display Co. Ltd. and Samsung Electronics Co., Ltd. Exposure to the telecommunication services sector also increased as we purchased America Movil SA de CV, Deutsche Telekom AG and Telefonica SA.

•	With respect to the Fund’s regional allocation, we increased exposure to the United Kingdom and select Emerging Markets, and reduced exposure to continental Europe, Australasia and Japan.

Describe Fund positioning at period end.

•	At year end, the Fund held sector overweights relative to the MSCI EAFE Index in information technology, industrials and telecommunication services, while it was underweight in consumer staples, financials and utilities. From a regional perspective, the Fund was underweight in Europe, while it was overweight in Asia and select Emerging Markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund seeks current income and long-term growth of income, accompanied by growth of capital through investments in international stocks.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[3]	This unmanaged broad-based index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).
Performance Summary as of December 31, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years[5]	10 Years[5]

Class I Shares[4]	26.21%	6.57%	2.37%	5.36%

MSCI EAFE Index	24.18	7.75	2.46	3.50

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Fund Information as of December 31, 2010

Percent of
Geographic Allocations	Long-Term Investments

Japan	23%
United Kingdom	21
Germany	9
France	8
Spain	7
Switzerland	7
Australia	6
Netherlands	3
China	3
South Korea	3
India	2
Sweden	2
Taiwan	2
Mexico	2
Other[1]	2

[1]	Other includes a 1% investment in Brazil and Finland.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,262.10	$5.02	$1,000.00	$1,020.76	$4.48	0.88%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc. BlackRock International Value V.I. Fund Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 6.0%
National Australia Bank Ltd.	183,324	$4,447,725
Newcrest Mining Ltd.	73,234	3,037,644
Suncorp Group Ltd.	338,353	2,979,641

		10,465,010

Brazil — 1.0%
Cyrela Brazil Realty SA	128,603	1,692,756

China — 2.9%
China Citic Bank	3,574,000	2,316,119
Evergrande Real Estate Group Ltd.	5,580,000	2,711,006

		5,027,125

Finland — 1.1%
KCI Konecranes Oyj	44,883	1,854,491

France — 7.4%
European Aeronautic Defense and Space Co. (a)	107,658	2,512,186
Sanofi-Aventis	61,868	3,966,377
Societe Generale SA	44,905	2,416,179
Total SA	77,585	4,132,343

		13,027,085

Germany — 9.1%
Bayer AG	59,796	4,432,488
Bilfinger Berger AG	37,537	3,177,469
Daimler AG (a)	21,324	1,442,876
Deutsche Telekom AG	269,865	3,478,864
HeidelbergCement AG	55,129	3,460,035

		15,991,732

Japan — 22.4%
Bridgestone Corp.	117,600	2,263,680
Fuji Photo Film Co., Ltd.	95,600	3,443,385
Hitachi Ltd.	841,000	4,465,012
Komatsu Ltd.	125,300	3,771,134
Mitsubishi Corp.	154,600	4,166,736
Mitsubishi UFJ Financial Group, Inc.	600,300	3,236,889
Mitsui Chemicals, Inc.	802,000	2,859,304
Nippon Sheet Glass Co., Ltd.	681,000	1,826,610
Nippon Telegraph & Telephone Corp.	77,200	3,515,516
Nissan Motor Co., Ltd.	369,400	3,494,468
Nitto Denko Corp.	49,200	2,307,517
Sumitomo Corp.	263,900	3,714,991

		39,065,242

Mexico — 1.6%
America Movil, SA de CV — ADR	48,168	2,761,953

Netherlands — 3.5%
Koninklijke Ahold NV	196,836	2,600,233
Koninklijke Philips Electronics NV	115,201	3,531,731

		6,131,964

South Korea — 2.6%
LG Display Co. Ltd.	40,890	1,429,943
Samsung Electronics Co., Ltd.	3,686	3,078,311

		4,508,254

Spain — 7.2%
Banco Santander SA	351,094	3,741,169
Repsol YPF SA	145,956	4,087,267
Telefonica SA	209,612	4,785,417

		12,613,853

Sweden — 1.7%
Assa Abloy AB, Series B	106,584	3,006,594

Switzerland — 7.1%
Credit Suisse Group AG	57,815	2,328,494
Novartis AG, Registered Shares	104,651	6,160,339
Swiss Reinsurance Co., Registered Shares	73,389	3,937,085

		12,425,918

Taiwan — 1.6%
Taiwan Semiconductor Manufacturing Co., Ltd. — ADR	226,977	2,846,292

United Kingdom — 20.9%
Aviva Plc	381,565	2,345,436
BHP Billiton Plc	135,994	5,471,299
British American Tobacco Plc	121,220	4,662,870
Centrica Plc	832,805	4,315,033
Ladbrokes Plc	1,134,881	2,179,281
Lloyds TSB Group Plc (a)	3,389,202	3,498,688
Royal Dutch Shell Plc, Class B	205,050	6,790,175
Tesco Plc	651,785	4,322,022
United Business Media Ltd.	276,258	2,979,972

		36,564,776

Total Common Stocks — 96.1%		167,983,045

Participation Notes

India — 2.1%
Deutsche Bank AG (Axis Bank), due 8/17/17	65,240	1,955,484
Morgan Stanley BV (Rolta India Ltd.), due 5/26/14	145,318	502,277
UBS AG (Glenmark Pharmaceuticals Ltd.), due 12/18/12	141,580	1,153,028

Total Participation Notes — 2.1%		3,610,789

Total Long-Term Investments (Cost — $149,619,595) — 98.2%		171,593,834

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (b)(c)	2,054,561	2,054,561

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	GBP	British Pound
AUD	Australian Dollar	HKD	Hong Kong Dollar
CHF	Swiss Franc	SEK	Swedish Krona
DKK	Danish Krone	TWD	Taiwan Dollar
EUR	Euro	USD	U.S. Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock International Value V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Time Deposits	(000)		Value

Denmark — 0.0%
Brown Brothers Harriman & Co., 0.05%, 1/01/11	DKK	19	$3,544

United Kingdom — 0.0% Brown Brothers Harriman & Co., 0.06%, 1/01/11	GBP	29	44,833

Total Time Deposits			48,377

Total Short-Term Securities (Cost — $2,102,938) — 1.2%			2,102,938

Total Investments (Cost — $151,722,533*) — 99.4%			173,696,772
Other Assets Less Liabilities — 0.6%			993,954

Net Assets — 100.0%			$174,690,726

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$152,528,495

Gross unrealized appreciation	$22,995,144
Gross unrealized depreciation	(1,826,867)

Net unrealized appreciation	$21,168,277

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares		Shares
	Held at		Held at
	December 31,	Net	December 31,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	3,092,060	(1,037,499)	2,054,561	$2,834

(c)	Represents the current yield as of report date.

•	Foreign currency exchange contracts as of December 31, 2010 were as follows:

Currency		Currency			Settlement	Unrealized
Purchased		Sold		Counterparty	Date	Depreciation

USD	638,200	EUR	483,998	Bank of New York	1/03/11	$(8,567)
				Goldman Sachs
USD	235,158	CHF	220,365	International	1/04/11	(527)
				Goldman Sachs
USD	907,582	EUR	684,038	International	1/04/11	(6,498)
				Goldman Sachs
USD	93,157	HKD	724,177	International	1/04/11	(11)
				Goldman Sachs
USD	350,657	EUR	264,288	International	1/05/11	(2,510)
				Goldman Sachs
USD	685,269	GBP	445,679	International	1/05/11	(9,589)
				Goldman Sachs
USD	56,649	SEK	383,048	International	1/05/11	(302)
				Goldman Sachs
USD	140,981	AUD	138,575	International	1/06/11	(735)

Total						$(28,739)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Schedule of Investments December 31, 2010 (concluded)

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation
Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Common Stocks:
Australia	$2,979,641	$7,485,369	—	$10,465,010
Brazil	1,692,756	—	—	1,692,756
China	—	5,027,125	—	5,027,125
Finland	—	1,854,491	—	1,854,491
France	—	13,027,085	—	13,027,085
Germany	—	15,991,732	—	15,991,732
Japan	—	39,065,242	—	39,065,242
Mexico	2,761,953	—	—	2,761,953
Netherlands	—	6,131,964	—	6,131,964
South Korea	—	4,508,254	—	4,508,254
Spain	—	12,613,853	—	12,613,853
Sweden	—	3,006,594	—	3,006,594
Switzerland	—	12,425,918	—	12,425,918
Taiwan	2,846,292	—	—	2,846,292
United Kingdom	—	36,564,776	—	36,564,776
Participation Notes:
India	—	—	$3,610,789	3,610,789
Short-Term Securities:
Money Market	2,054,561	—	—	2,054,561
Time Deposits	—	48,377	—	48,377

Total	$12,335,203	$157,750,780	$3,610,789	$173,696,772

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Liabilities:
Foreign currency exchange contracts	—	$(28,739)	—	$(28,739)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Participation Notes

Assets:
Balance, as of December 31, 2009	—
Accrued discounts/premiums	—
Net realized gain (loss)	$153,995
Net change in unrealized appreciation/depreciation[2]	812,021
Purchases	1,007,998
Sales	(716,257)
Transfers in3	2,353,032
Transfers out[3]	—

Balance, as of December 31, 2010	$3,610,789

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2010 was $817,019.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (cost—$149,667,972)	$171,642,211
Investments at value—affiliated (cost—$2,054,561)	2,054,561
Foreign currency at value (cost—$209,591)	221,272
Investments sold receivable	3,271,833
Dividends receivable	824,831
Capital shares sold receivable	1,367
Prepaid expenses	6,191

Total assets	178,022,266

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	28,739
Capital shares redeemed payable	3,135,725
Investment advisory fees payable	112,273
Other affiliates payable	814
Officer’s and Directors’ fees payable	341
Other accrued expenses payable	53,648

Total liabilities	3,331,540

Net Assets	$174,690,726

Net Assets Consist of:
Paid-in capital	$207,773,818
Undistributed net investment income	195,491
Accumulated net realized loss	(55,304,552)
Net unrealized appreciation/depreciation	22,025,969

Net Assets	$174,690,726

Net Asset Value:
Class I—Based on net assets of $174,690,726 and 18,299,765 shares outstanding, 100 million shares authorized, $0.10 par value	$9.55

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Dividends—unaffiliated	$4,721,756
Foreign taxes withheld	(416,789)
Interest	371
Dividends—affiliated	2,834

Total income	4,308,172

Expenses:
Investment advisory	1,290,435
Custodian	77,688
Professional	44,851
Accounting services	42,809
Printing	27,039
Officer and Directors	22,410
Transfer agent	5,000
Miscellaneous	20,825

Total expenses	1,531,057
Less fees waived by advisor	(1,278)

Total expenses after fees waived	1,529,779

Net investment income	2,778,393

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	2,212,199
Foreign currency transactions	(820,814)

1,391,385

Net change in unrealized appreciation/depreciation on:
Investments	7,393,638
Foreign currency transactions	(344,259)

7,049,379

Total realized and unrealized gain	8,440,764

Net Increase in Net Assets Resulting from Operations	$11,219,157

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations
Net investment income	$2,778,393	$2,943,623
Net realized gain (loss)	1,391,385	(1,676,032)
Net change in unrealized appreciation/depreciation	7,049,379	34,340,296

Net increase in net assets resulting from operations	11,219,157	35,607,887

Dividends to Shareholders From:
Net investment income	(1,895,595)	(3,551,972)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	(19,346,139)	15,602,983

Net Assets:
Total increase (decrease) in net assets	(10,022,577)	47,658,898
Beginning of year	184,713,303	137,054,405

End of year	$174,690,726	$184,713,303

Undistributed net investment income	$195,491	$85,388

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$9.06	$7.11	$14.38	$16.80	$14.86

Net investment income[1]	0.14	0.16	0.31	0.34	0.42
Net realized and unrealized gain (loss)	0.45	1.97	(6.43)	1.42	3.73

Net increase (decrease) from investment operations	0.59	2.13	(6.12)	1.76	4.15

Dividends and distributions from:
Net investment income	(0.10)	(0.18)	(0.39)	(0.50)	(0.60)
Net realized gain	—	—	(0.76)	(3.68)	(1.61)

Total dividends and distributions	(0.10)	(0.18)	(1.15)	(4.18)	(2.21)

Net asset value, end of year	$9.55	$9.06	$7.11	$14.38	$16.80

Total Investment Return:[2]
Based on net asset value	6.57%	29.97%	(42.49)%	10.34%	27.91%	[3]

Ratios to Average Net Assets:
Total expenses	0.89%	0.92%	0.91%	0.87%	0.87%

Total expenses after fees waived	0.89%	0.91%	0.91%	0.87%	0.87%

Net investment income	1.61%	2.01%	2.71%	1.91%	2.49%

Supplemental Data:
Net assets, end of year (000)	$174,679	$184,713	$137,054	$347,299	$405,486

Portfolio turnover	119%	199%	118%	79%	62%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	The previous investment advisor reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which increased the total investment return by 0.13%.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock International Value V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

components are treated as ordinary income for federal income tax purposes.

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as foreign currency exchange rate risk. These

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of December 31, 2010

	Liability Derivatives
	Statement of Assets and
	Liabilities Location	Value

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$28,739

Total		$28,739

The Effect of Derivative Instruments in the
Statement of Operations
Year Ended December 31, 2010

Net Realized Loss from
Foreign Currency
Transactions

Foreign currency exchange contracts	$(1,030,267)

Net Change in Unrealized
Appreciation/Depreciation on
Foreign Currency
Transactions

Foreign currency exchange contracts	$(16,158)

For the year ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:

Average number of contracts-US dollars purchased	4

Average number of contracts-US dollars sold	4

Average US dollar amounts purchased	$4,755,945

Average US dollar amounts sold	$4,947,451

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock International Limited. (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the Manager $3,273 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, record keeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2010, were $198,349,945 and $216,808,694, respectively.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

6.  Income Tax Information:

Reclassifications:  US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent differences as of December 31,2010 attributable to foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Undistributed net investment income	$(772,695)

Accumulated net realized loss	$772,695

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$1,895,595	$3,551,972

As of December 31, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$166,763

Capital loss carryforwards	(54,498,590)

Net unrealized gains*	21,237,055

Total	$(33,094,772)

*	The differences between book-basis and tax-basis net unrealized gains are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains /losses on certain foreign currency contracts.

As of December 31, 2010, the Fund had a capital loss carryforward available to offset future realized gains through the indicated expiration dates:

Expires December 31,

2016	$28,460,231

2017	26,038,359

Total	$54,498,590

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the Schedule of Investments for concentrations in specific countries.

As of December 31, 2010, the Fund had the following industry classifications:

Percent of
Long-Term
Industry	Investments

Commercial Banks	12%

Pharmaceuticals	9

Oil, Gas & Consumable Fuels	9

Diversified Telecommunication Services	7

Electronic Equipment, Instruments & Components	5

Insurance	5

Metals & Mining	5

Other*	48

*	All other industries held were each less than 5% of long-term investments.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	1,506,731	$12,381,157

Shares issued to shareholders in reinvestment of dividends	206,697	1,895,595

Total issued	1,713,428	14,276,752

Shares redeemed	(3,808,559)	(33,622,891)

Net decrease	(2,095,131)	$(19,346,139)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	4,212,334	$37,996,280

Shares issued to shareholders in reinvestment of dividends	395,021	3,551,972

Total issued	4,607,355	41,548,252

Shares redeemed	(3,484,186)	(25,945,269)

Net increase	1,123,169	$15,602,983

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock International Value V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock International Value V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock International Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 18, 2011

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

December 31, 2010

Annual Report

BlackRock Large Cap Core V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2010, the Fund generated a positive return, but underperformed the benchmark Russell 1000 Index.

What factors influenced performance?

•	Overall, negative performance in the energy, industrials, financials and consumer staples sectors overshadowed positive results in health care and consumer discretionary.

•	The Fund’s positioning within the energy equipment & services industry detracted from performance. Early in the period, holdings in the industry struggled amid commodity price volatility related to the economic slowdown, as well as contagion from the oil spill in the Gulf of Mexico. In the latter half, underexposure to the industry was a negative, as many of the names that underperformed amid the Gulf oil spill bounced back from their lows. Underexposure to oil, gas & consumable fuels also hindered returns. In the industrials sector, stock selection drove underperformance. Weakness was most pronounced among aerospace & defense holdings, which continued to be adversely affected by lingering government budget deficit concerns. Stock selection in commercial services & supplies was negative as well. In financials, an underweight in commercial banks and underexposure to real estate investment trusts hampered results, as both segments performed well during the period. Stock selection among insurers was also unfavorable. Lastly, underexposure and selection in the more defensive tobacco, food products and beverage industries accounted for the majority of weakness in the consumer staples sector.

•	The largest individual detractors from performance were Micron Technology, Inc., Western Digital Corp., Philip Morris International, Inc., Whirlpool Corp., Microsoft Corp. and R.R. Donnelley & Sons Co.

•	On the positive side, Fund performance was aided by favorable selection within health care, especially in the defensive pharmaceuticals industry. Avoidance of poor-performing device stocks proved advantageous as well. In consumer discretionary, a general overweight allocation to the sector helped, with the specialty retail industry generating the strongest results.

•	The largest individual contributors to performance were Limited Brands, Inc., Fairchild Semiconductor International, Inc., Advanced Auto Parts, Inc. and Ross Stores, Inc. Underweights in Hewlett-Packard Co. and Cisco Systems, Inc. proved advantageous as well.

Describe recent portfolio activity.

•	During the 12-month period, we significantly increased the Fund’s exposure to the consumer discretionary sector and added to IT holdings. We significantly reduced the allocation to energy and trimmed holdings in materials and telecommunication services.

•	The largest purchases for the Fund included Intel Corp., General Electric Co., Bristol-Myers Squibb Co., Eli Lilly & Co. and Comcast Corp. The largest sales included Johnson & Johnson, International Business Machines Corp., Microsoft Corp., Oracle Corp. and AT&T Inc.

Describe Fund positioning at period end.

•	As of December 31, 2010, we maintained the Fund’s overall pro-cyclical bias, but emphasize that we retain a balance between domestic and global cyclicals and more dependable growth names, including multinationals. The Fund’s largest sector overweights relative to the benchmark included consumer discretionary and health care, while financials and consumer staples represented the largest underweights. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies located in the United States included at the time of purchase in the Russell 1000 Index.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Performance Summary as of December 31, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years		10 Years

Class I Shares[4]	20.02%	9.12%	0.36%		3.13%

Class II Shares[4]	19.92	8.98	0.22		2.99	[5]

Class III Shares[4]	19.90	8.88	0.10	[5]	2.87	[5]

Russell 1000 Index	24.03	16.10	2.59		1.83

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Fund Information as of December 31, 2010

Percent of
Sector Allocations	Long-Term Investments

Information Technology	24%
Consumer Discretionary	19
Health Care	19
Industrials	11
Financials	6
Energy	6
Consumer Staples	6
Materials	4
Utilities	3
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,200.20	$3.16	$1,000.00	$1,022.33	$2.91	0.57%

Class II	$1,000.00	$1,199.20	$3.99	$1,000.00	$1,021.57	$3.67	0.72%

Class III	$1,000.00	$1,199.00	$4.55	$1,000.00	$1,021.07	$4.18	0.82%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Large Cap Core V.I. Fund Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 1.4%
Honeywell International, Inc.	24,000	$1,275,840
Raytheon Co.	67,000	3,104,780

		4,380,620

Airlines — 2.1%
Delta Air Lines, Inc. (a)	268,000	3,376,800
Southwest Airlines Co.	224,000	2,907,520

		6,284,320

Auto Components — 0.1%
TRW Automotive Holdings Corp. (a)	8,000	421,600

Automobiles — 2.3%
Ford Motor Co. (a)	229,000	3,844,910
Harley-Davidson, Inc.	92,000	3,189,640

		7,034,550

Beverages — 1.0%
Dr. Pepper Snapple Group, Inc.	83,000	2,918,280

Biotechnology — 1.4%
Amgen, Inc. (a)	78,000	4,282,200

Capital Markets — 1.7%
Ameriprise Financial, Inc.	59,000	3,395,450
Ares Capital Corp.	105,000	1,730,400

		5,125,850

Chemicals — 1.8%
Cytec Industries, Inc.	48,000	2,546,880
Lubrizol Corp.	28,000	2,992,640

		5,539,520

Commercial Banks — 1.9%
Fifth Third Bancorp	225,000	3,303,000
KeyCorp	244,000	2,159,400
Wells Fargo & Co.	16,000	495,840

		5,958,240

Communications Equipment — 2.0%
Motorola, Inc. (a)	392,000	3,555,440
Tellabs, Inc.	378,000	2,562,840

		6,118,280

Computers & Peripherals — 5.6%
Apple, Inc. (a)	12,000	3,870,720
Dell, Inc. (a)	261,000	3,536,550
SanDisk Corp. (a)	66,000	3,290,760
Seagate Technology (a)	218,000	3,276,540
Western Digital Corp. (a)	97,000	3,288,300

		17,262,870

Construction & Engineering — 1.0%
Chicago Bridge & Iron Co. NV (a)	95,000	3,125,500

Consumer Finance — 1.2%
Capital One Financial Corp.	68,000	2,894,080
Discover Financial Services, Inc.	47,000	870,910

		3,764,990

Containers & Packaging — 1.0%
Crown Holdings, Inc. (a)	90,000	3,004,200

Diversified Consumer Services — 0.9%
ITT Educational Services, Inc. (a)	41,000	2,611,290

Diversified Financial Services — 0.3%
JPMorgan Chase & Co.	21,000	890,820

Diversified Telecommunication Services — 1.5%
AT&T Inc.	41,000	1,204,580
Qwest Communications International, Inc.	438,000	3,333,180

		4,537,760

Electric Utilities — 1.0%
Edison International	80,000	3,088,000

Electrical Equipment — 0.9%
Thomas & Betts Corp. (a)	55,000	2,656,500

Electronic Equipment, Instruments & Components — 1.6%
Agilent Technologies, Inc. (a)	27,000	1,118,610
Corning, Inc.	189,000	3,651,480

		4,770,090

Energy Equipment & Services — 1.0%
Nabors Industries Ltd. (a)	130,000	3,049,800

Food & Staples Retailing — 1.7%
The Kroger Co.	106,000	2,370,160
Safeway, Inc.	127,000	2,856,230

		5,226,390

Food Products — 0.8%
The Hershey Co.	21,000	990,150
Tyson Foods, Inc., Class A	93,000	1,601,460

		2,591,610

Health Care Providers & Services — 9.2%
Aetna, Inc.	108,000	3,295,080
AmerisourceBergen Corp.	100,000	3,412,000
Cardinal Health, Inc.	87,000	3,332,970
Health Management Associates, Inc., Class A (a)	281,000	2,680,740
Humana, Inc. (a)	52,000	2,846,480
Lincare Holdings, Inc.	84,000	2,253,720
Tenet Healthcare Corp. (a)	458,000	3,064,020
UnitedHealth Group, Inc.	112,000	4,044,320
WellPoint, Inc. (a)	56,000	3,184,160

		28,113,490

Hotels, Restaurants & Leisure — 0.7%
Starbucks Corp.	68,000	2,184,840

Household Products — 0.4%
The Procter & Gamble Co.	21,000	1,350,930

IT Services — 2.7%
Amdocs Ltd. (a)	113,000	3,104,110
Broadridge Financial Solutions LLC	18,000	394,740
International Business Machines Corp.	10,000	1,467,600
The Western Union Co.	174,000	3,231,180

		8,197,630

Independent Power Producers & Energy Traders — 1.1%
Calpine Corp. (a)	106,000	1,414,040
NRG Energy, Inc. (a)	93,000	1,817,220

		3,231,260

Industrial Conglomerates — 3.5%
General Electric Co.	419,000	7,663,510
Textron, Inc.	131,000	3,096,840

		10,760,350

Insurance — 0.9%
Assurant, Inc.	12,000	462,240

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc. BlackRock Large Cap Core V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Insurance (concluded)

Berkshire Hathaway, Inc. (a)	5,000	$400,550
Unum Group	78,000	1,889,160

		2,751,950

Internet & Catalog Retail — 1.0%
Expedia, Inc.	117,000	2,935,530

Internet Software & Services — 1.1%
Google, Inc., Class A (a)	1,000	593,970
VeriSign, Inc.	89,000	2,907,630

		3,501,600

Life Sciences Tools & Services — 2.0%
Illumina, Inc. (a)	51,000	3,230,340
Pharmaceutical Product Development, Inc.	104,000	2,822,560

		6,052,900

Machinery — 1.6%
AGCO Corp. (a)	63,000	3,191,580
Timken Co.	34,000	1,622,820

		4,814,400

Media — 6.1%
CBS Corp., Class B	189,000	3,600,450
Comcast Corp., Class A	207,000	4,547,790
DIRECTV, Class A (a)	28,000	1,118,040
Interpublic Group of Cos., Inc. (a)	215,000	2,283,300
News Corp., Class A	254,000	3,698,240
Time Warner Cable, Inc.	54,000	3,565,620

		18,813,440

Multi-Utilities — 1.0%
CMS Energy Corp.	166,000	3,087,600

Multiline Retail — 1.3%
Family Dollar Stores, Inc.	18,000	894,780
Macy’s, Inc.	120,000	3,036,000

		3,930,780

Oil, Gas & Consumable Fuels — 4.8%
Chevron Corp.	13,000	1,186,250
Exxon Mobil Corp.	78,000	5,703,360
Marathon Oil Corp.	102,000	3,777,060
Murphy Oil Corp.	12,000	894,600
Sunoco, Inc.	79,000	3,184,490

		14,745,760

Paper & Forest Products — 1.1%
International Paper Co.	120,000	3,268,800

Pharmaceuticals — 6.0%
Bristol-Myers Squibb Co.	156,000	4,130,880
Eli Lilly & Co.	111,000	3,889,440
Endo Pharmaceuticals Holdings, Inc. (a)	79,000	2,821,090
Forest Laboratories, Inc. (a)	94,000	3,006,120
Johnson & Johnson	20,000	1,237,000
King Pharmaceuticals, Inc. (a)	223,000	3,133,150
Pfizer, Inc.	11,000	192,610

		18,410,290

Semiconductors & Semiconductor Equipment — 9.5%
Altera Corp.	92,000	3,273,360
Analog Devices, Inc.	88,000	3,314,960
Applied Materials, Inc.	103,000	1,447,150
Atmel Corp. (a)	263,000	3,240,160
Cypress Semiconductor Corp. (a)	184,000	3,418,720
Fairchild Semiconductor International, Inc. (a)	209,000	3,262,490
Intel Corp.	263,000	5,530,890
National Semiconductor Corp.	185,000	2,545,600
Teradyne, Inc. (a)	210,000	2,948,400

		28,981,730

Software — 1.8%
CA, Inc.	129,000	3,152,760
Microsoft Corp.	72,000	2,010,240
Symantec Corp. (a)	23,000	385,020

		5,548,020

Specialty Retail — 6.7%
Advance Auto Parts, Inc.	24,000	1,587,600
GameStop Corp., Class A (a)	143,000	3,271,840
The Gap, Inc.	152,000	3,365,280
Limited Brands, Inc.	105,000	3,226,650
Ross Stores, Inc.	46,000	2,909,500
TJX Cos., Inc.	71,000	3,151,690
Williams-Sonoma, Inc.	86,000	3,069,340

		20,581,900

Tobacco — 1.8%
Philip Morris International, Inc.	94,000	5,501,820

Wireless Telecommunication Services — 1.1%
Sprint Nextel Corp. (a)	794,000	3,358,620

Total Long-Term Investments (Cost — $265,543,933) — 99.6%		304,766,920

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (b)(c)	1,140,611	1,140,611

Total Short-Term Securities (Cost — $1,140,611) — 0.4%		1,140,611

Total Investments (Cost — $266,684,544*) — 100.0%		305,907,531
Liabilities in Excess of Other Assets — (0.0)%		(43,579)

Net Assets — 100.0%		$305,863,952

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$271,459,842

Gross unrealized appreciation	$39,157,024
Gross unrealized depreciation	(4,709,335)

Net unrealized appreciation	$34,447,689

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments December 31, 2010 (concluded)

	Shares/Beneficial		Shares/Beneficial
	Interest Held		Interest Held
	at December 31,	Net	at December 31,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	570,264	570,347	1,140,611	$1,520
BlackRock Liquidity Series, LLC Money Market Series	$11,419,200	$(11,419,200)	—	$5,056

(c)	Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$304,766,920	—	—	$304,766,920
Short-Term Securities	1,140,611	—	—	1,140,611

Total	$305,907,531	—	—	$305,907,531

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (cost—$265,543,933)	$304,766,920
Investments at value—affiliated (cost—$1,140,611)	1,140,611
Foreign currency at value (cost—$371)	411
Dividends receivable	244,653
Capital shares sold receivable	103,018
Prepaid expenses	8,888

Total assets	306,264,501

Liabilities:
Capital shares redeemed payable	207,543
Investment advisory fees payable	125,228
Distribution fees payable	17,279
Other affiliates payable	1,239
Officer’s and Directors’ fees payable	425
Other accrued expenses payable	48,835

Total liabilities	400,549

Net Assets	$305,863,952

Net Assets Consist of:
Paid-in capital	$347,131,313
Undistributed net investment income	177,188
Accumulated net realized loss	(80,667,576)
Net unrealized appreciation/depreciation	39,223,027

Net Assets	$305,863,952

Net Asset Value
Class I—Based on net assets of $217,058,982 and 9,548,162 shares outstanding, 200 million shares authorized, $0.10 par value	$22.73

Class II—Based on net assets of $8,025,948 and 352,931 shares outstanding, 100 million shares authorized, $0.10 par value	$22.74

Class III—Based on net assets of $80,779,022 and 3,562,612 shares outstanding, 100 million shares authorized, $0.10 par value	$22.67

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Dividends—unaffiliated	$4,534,541
Securities lending—affiliated	5,056
Dividends—affiliated	1,520

Total income	4,541,117

Expenses:
Investment advisory	1,334,085
Distribution—Class II	9,951
Distribution—Class III	119,223
Accounting services	66,913
Professional	40,093
Printing	26,034
Officer and Directors	24,180
Custodian	17,847
Transfer agent—Class I	2,465
Transfer agent—Class II	225
Transfer agent—Class III	2,309
Registration	2,629
Miscellaneous	18,536

Total expenses	1,664,490
Less fees waived by advisor	(574)

Total expenses after fees waived	1,663,916

Net investment income	2,877,201

Realized and Unrealized Gain:
Net realized gain from investments	10,684,372

Net change in unrealized appreciation/depreciation on:
Investments	11,775,933
Foreign currency transactions	36

11,775,969

Total realized and unrealized gain	22,460,341

Net Increase in Net Assets Resulting from Operations	$25,337,542

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$2,877,201	$3,198,912
Net realized gain (loss)	10,684,372	(32,317,619)
Net change in unrealized appreciation/depreciation	11,775,969	77,232,283

Net increase in net assets resulting from operations	25,337,542	48,113,576

Dividends to Shareholders From:
Net investment income:
Class I	(2,166,559)	(2,787,644)
Class II	(69,172)	(67,890)
Class III	(663,186)	(279,988)

Decrease in net assets resulting from dividends to shareholders	(2,898,917)	(3,135,522)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	22,543,128	(10,922,132)

Net Assets:
Total increase in net assets	44,981,753	34,055,922
Beginning of year	260,882,199	226,826,277

End of year	$305,863,952	$260,882,199

Undistributed net investment income	$177,188	$198,904

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$21.04	$17.38	$29.75	$32.17	$31.69

Net investment income[1]	0.23	0.26	0.27	0.31	0.30
Net realized and unrealized gain (loss)	1.69	3.66	(11.80)	2.41	4.34

Net increase (decrease) from investment operations	1.92	3.92	(11.53)	2.72	4.64

Dividends and distributions from:
Net investment income	(0.23)	(0.26)	(0.31)	(0.34)	(0.32)
Net realized gain	—	—	(0.53)	(4.80)	(3.84)

Total dividends and distributions	(0.23)	(0.26)	(0.84)	(5.14)	(4.16)

Net asset value, end of year	$22.73	$21.04	$17.38	$29.75	$32.17

Total Investment Return:[2]
Based on net asset value	9.12%	22.54%	(38.75)%	8.34%	14.74%

Ratios to Average Net Assets:
Total expenses	0.57%	0.62%	0.60%	0.55%	0.53%

Total expenses after fees waived	0.57%	0.62%	0.60%	0.55%	0.53%

Net investment income	1.10%	1.42%	1.12%	0.91%	0.91%

Supplemental Data:
Net assets, end of year (000)	$217,059	$228,900	$225,183	$476,467	$537,525

Portfolio turnover	151%	165%	104%	72%	72%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$21.05	$17.40	$29.74	$32.18	$31.69

Net investment income[1]	0.21	0.23	0.21	0.24	0.25
Net realized and unrealized gain (loss)	1.68	3.66	(11.77)	2.42	4.35

Net increase (decrease) from investment operations	1.89	3.89	(11.56)	2.66	4.60

Dividends and distributions from:
Net investment income	(0.20)	(0.24)	(0.25)	(0.30)	(0.27)
Net realized gain	—	—	(0.53)	(4.80)	(3.84)

Total dividends and distributions	(0.20)	(0.24)	(0.78)	(5.10)	(4.11)

Net asset value, end of year	$22.74	$21.05	$17.40	$29.74	$32.18

Total Investment Return:[2]
Based on net asset value	8.98%	22.35%	(38.85)%	8.16%	14.61%

Ratios to Average Net Assets:
Total expenses	0.72%	0.77%	0.74%	0.71%	0.68%

Total expenses after fees waived	0.72%	0.77%	0.74%	0.71%	0.68%

Net investment income	0.98%	1.20%	0.84%	0.72%	0.75%

Supplemental Data:
Net assets, end of year (000)	$8,026	$6,176	$1,644	$3,974	$1,973

Portfolio turnover	151%	165%	104%	72%	72%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (concluded)

	Class III
		Period					Period
		January 27,					September 30,
	Year Ended	2009[1] to	Year Ended				2004[3] to
	December 31,	December 31,	December 31,				December 31,
	2010	2009	2007[2]		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$21.00	$16.75		$32.23	$31.76	$29.38	$26.07

Net investment income[4]	0.20	0.21		0.23	0.28	0.20	0.12
Net realized and unrealized gain	1.66	4.28		2.42	4.35	3.74	3.43

Net increase from investment operations	1.86	4.49		2.65	4.63	3.94	3.55

Dividends and distributions from:
Net investment income	(0.19)	(0.24)		(0.25)	(0.32)	(0.20)	(0.24)
Net realized gain	—	—		(4.80)	(3.84)	(1.36)	—

Total dividends and distributions	(0.19)	(0.24)		(5.05)	(4.16)	(1.56)	(0.24)

Net asset value, end of period	$22.67	$21.00		$29.83	$32.23	$31.76	$29.38

Total Investment Return:[5]
Based on net asset value	8.88%	26.77% [6]		8.12%	14.68%	13.43%	13.61% [6]

Ratios to Average Net Assets:
Total expenses	0.82%	0.87% [7]		0.76%	0.60%	0.54%	0.53% [7]

Total expenses after fees waived	0.82%	0.87% [7]		0.76%	0.60%	0.54%	0.53% [7]

Net investment income	0.93%	1.10% [7]		0.68%	0.85%	0.67%	1.70% [7]

Supplemental Data:
Net assets, end of period (000)	$80,779	$25,806	$	—[2]	$1	$1	$1

Portfolio turnover	151%	165%		72%	72%	75%	131%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[3]	Commencement of operations.

[4]	Based on average shares outstanding.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.,
BlackRock Large Cap Core V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Core V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

faith by the investment advisor using a pricing service and/or policies approved by the Board.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four periods ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s average daily net assets:

Portfolio of average daily value of net assets	Rate

Not exceeding $250 million	0.500%

In excess of $250 million, but not exceeding $300 million	0.450%

In excess of $300 million, but not exceeding $400 million	0.425%

In excess of $400 million	0.400%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the Manager $4,940 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent—class specific in the Statements of Operations.

The Company received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2010, BIM received $1,213 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2010, were $424,019,062 and $401,404,919, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

5.  Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$2,898,917	$3,135,522

As of December 31, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$177,188

Capital loss carryforwards	(75,892,279)

Net unrealized gains*	34,447,730

Total	$(41,267,361)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2010, the Fund had a capital loss carryforward available to offset future realized gains through the indicated expiration dates:

Expires December 31,

2016	$18,662,732

2017	57,229,547

Total	$75,892,279

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in the Information Technology sector. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	94,352	$1,941,693

Shares issued to shareholders in reinvestment of dividends	96,031	2,166,559

Total issued	190,383	4,108,252

Shares redeemed	(1,523,140)	(31,994,976)

Net decrease	(1,332,757)	$(27,886,724)

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	76,774	$1,322,872

Shares issued to shareholders in reinvestment of dividends	131,901	2,787,644

Total issued	208,675	4,110,516

Shares redeemed	(2,283,679)	(41,215,312)

Net decrease	(2,075,004)	$(37,104,796)

Class II Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	103,644	$2,231,054

Shares issued to shareholders in reinvestment of dividends	3,065	69,172

Total issued	106,709	2,300,226

Shares redeemed	(47,179)	(984,407)

Net increase	59,530	$1,315,819

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	273,372	$5,134,463

Shares issued to shareholders in reinvestment of dividends	3,197	67,890

Total issued	276,569	5,202,353

Shares redeemed	(77,611)	(1,379,380)

Net increase	198,958	$3,822,973

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	2,311,988	$48,615,186

Shares issued to shareholders in reinvestment of dividends	29,398	663,186

Total issued	2,341,386	49,278,372

Shares redeemed	(7,388)	(164,339)

Net increase	2,333,998	$49,114,033

Class III Shares
Period January 27, 2009* to December 31, 2009	Shares	Amount

Shares sold	1,216,191	$22,096,034

Shares issued to shareholders in reinvestment of dividends	13,236	279,988

Total issued	1,229,427	22,376,022

Shares redeemed	(813)	(16,331)

Net increase	1,228,614	$22,359,691

*	Recommencement of operations.

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Core V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Core V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 18, 2011

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

December 31, 2010

Annual Report

BlackRock Large Cap Growth V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2010, the Fund generated a positive double-digit return, but moderately underperformed the benchmark Russell 1000 Growth Index.

What factors influenced performance?

•	Overall, negative performance in the utilities, consumer staples and industrials sectors overshadowed positive results in consumer discretionary and telecommunication services.

•	In utilities, an overweight and preference for independent power producers hampered results, as rising coal prices and falling natural gas squeezed the margin outlook for most companies in the group. Underexposure and selection in the more defensive tobacco and beverage industries accounted for the weakness in the consumer staples sector. Lastly, stock selection drove underperformance within industrials. Weakness was most pronounced among aerospace & defense holdings, which continued to be adversely affected by lingering government budget deficit concerns. An underweight in the electrical equipment industry and lack of exposure to air freight & logistics names also weighed on results.

•	The largest individual detractors from performance were Seagate Technology, Amylin Pharmaceuticals, Inc., Western Digital Corp. and Microsoft Corp. An underweight in Apple, Inc. also hindered results.

•	On the positive side, the combination of a significant overweight and favorable stock selection in consumer discretionary accounted for the largest contribution to Fund performance. By and large, the sector was supported by improving consumer sentiment, thanks to better than expected back-to-school and holiday shopping seasons. Specialty retail holdings were standouts, with solid results in the multiline retail and auto industries as well. In telecommunication services, an emphasis on the growing wireless segment benefited performance.

•	The largest individual contributors to performance were Limited Brands, Inc., Sybase, Inc., Dollar Tree, Inc. and Millipore Corp. Underweights in Hewlett-Packard Co. and Cisco Systems, Inc. also enhanced Fund returns.

Describe recent portfolio activity.

•	During the 12-month period, we significantly increased the Fund’s exposure to the consumer discretionary sector and added to utilities holdings. We considerably reduced exposure to information technology (IT) and health care and trimmed holdings in energy and consumer staples.

•	The largest purchases within the Fund were Exxon Mobil Corp., Intel Corp., Abbott Laboratories, General Electric Co. and DIRECTV. The largest sales included Microsoft Corp., International Business Machines Corp., Oracle Corp., Amgen Inc. and Johnson & Johnson.

Describe Fund positioning at period end.

•	As of December 31, 2010, we maintained the Fund’s overall pro-cyclical bias, but emphasize that we retain a balance between domestic and global cyclicals and more dependable growth names, including multinationals. The Fund’s largest sector overweights relative to the benchmark included consumer discretionary and health care, while IT and consumer staples represented the largest underweights. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth values.
Performance Summary as of December 31, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years[5]

Class I Shares[4]	22.10%	15.38%	0.17%	1.14%

Class III Shares[4]	22.09	15.10	(0.10)	0.89	[6]

Russell 1000 Growth Index	26.37	16.71	3.75	0.02

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s Advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class III Shares prior to May 19, 2004, the commencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Fund Information as of December 31, 2010

Percent of
Sector Allocations	Long-Term Investments

Information Technology	26%
Consumer Discretionary	23
Health Care	18
Industrials	12
Energy	8
Consumer Staples	5
Materials	4
Utilities	3
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one of more the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,221.00	$4.09	$1,000.00	$1,021.52	$3.72	0.73%

Class III	$1,000.00	$1,220.90	$5.54	$1,000.00	$1,020.21	$5.04	0.99%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund

Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.3%
L-3 Communications Holdings, Inc.	17,000	$1,198,330
Raytheon Co.	28,000	1,297,520

		2,495,850

Airlines — 2.2%
Delta Air Lines, Inc. (a)	66,000	831,600
Southwest Airlines Co.	121,000	1,570,580

		2,402,180

Auto Components — 1.7%
The Goodyear Tire & Rubber Co. (a)	160,000	1,896,000

Automobiles — 4.8%
Ford Motor Co. (a)	199,000	3,341,210
Harley-Davidson, Inc.	54,000	1,872,180

		5,213,390

Beverages — 1.6%
Dr. Pepper Snapple Group, Inc.	49,000	1,722,840

Biotechnology — 1.6%
BioMarin Pharmaceuticals, Inc. (a)	66,000	1,777,380

Chemicals — 2.5%
Albemarle Corp.	17,000	948,260
Nalco Holding Co.	57,000	1,820,580

		2,768,840

Commercial Services & Supplies — 4.9%
Avery Dennison Corp.	39,000	1,651,260
Covanta Holding Corp.	78,000	1,340,820
Iron Mountain, Inc.	33,000	825,330
Waste Connections, Inc.	56,000	1,541,680

		5,359,090

Computers & Peripherals — 13.6%
Apple, Inc. (a)	14,000	4,515,840
Dell, Inc. (a)	176,000	2,384,800
EMC Corp. (a)	86,000	1,969,400
SanDisk Corp. (a)	42,000	2,094,120
Seagate Technology (a)	133,000	1,998,990
Western Digital Corp. (a)	55,000	1,864,500

		14,827,650

Construction & Engineering — 2.3%
KBR, Inc.	40,000	1,218,800
URS Corp. (a)	31,000	1,289,910

		2,508,710

Containers & Packaging — 1.7%
Crown Holdings, Inc. (a)	57,000	1,902,660

Diversified Consumer Services — 1.7%
ITT Educational Services, Inc. (a)	29,000	1,847,010

Electronic Equipment, Instruments & Components — 1.7%
Corning, Inc.	97,000	1,874,040

Energy Equipment & Services — 2.9%
Nabors Industries Ltd. (a)	77,000	1,806,420
Rowan Cos., Inc. (a)	39,000	1,361,490

		3,167,910

Food & Staples Retailing — 1.6%
The Kroger Co.	76,000	1,699,360

Food Products — 1.6%
The Hershey Co.	37,000	1,744,550

Health Care Providers & Services — 15.1%
Aetna, Inc.	47,000	1,433,970
AmerisourceBergen Corp.	63,000	2,149,560
Cardinal Health, Inc.	51,000	1,953,810
Community Health Systems, Inc. (a)	38,000	1,420,060
Health Management Associates, Inc., Class A (a)	170,000	1,621,800
Humana, Inc. (a)	25,000	1,368,500
Lincare Holdings, Inc.	71,000	1,904,930
Tenet Healthcare Corp. (a)	272,000	1,819,680
UnitedHealth Group, Inc.	42,000	1,516,620
WellPoint, Inc. (a)	24,000	1,364,640

		16,553,570

Hotels, Restaurants & Leisure — 1.5%
Wyndham Worldwide Corp.	55,000	1,647,800

IT Services — 6.5%
Amdocs Ltd. (a)	59,000	1,620,730
Gartner, Inc., Class A (a)	59,000	1,958,800
International Business Machines Corp.	10,000	1,467,600
The Western Union Co.	114,000	2,116,980

		7,164,110

Independent Power Producers & Energy Traders — 3.0%
Calpine Corp. (a)	136,000	1,814,240
GenOn Energy, Inc. (a)	181,440	691,286
NRG Energy, Inc. (a)	41,000	801,140

		3,306,666

Industrial Conglomerates — 4.7%
General Electric Co.	171,000	3,127,590
Textron, Inc.	84,000	1,985,760

		5,113,350

Internet & Catalog Retail — 1.6%
Expedia, Inc.	68,000	1,706,120

Internet Software & Services — 2.2%
Google, Inc., Class A (a)	1,000	593,970
VeriSign, Inc.	55,000	1,796,850

		2,390,820

Life Sciences Tools & Services — 3.6%
Illumina, Inc. (a)	31,000	1,963,540
Pharmaceutical Product Development, Inc.	71,000	1,926,940

		3,890,480

Machinery — 3.5%
CNH Global NV (a)	36,000	1,718,640
Oshkosh Corp. (a)	13,000	458,120
Toro Co.	26,000	1,602,640

		3,779,400

Media — 9.0%
CBS Corp., Class B	96,000	1,828,800
DIRECTV, Class A (a)	67,000	2,675,310
Interpublic Group of Cos., Inc. (a)	143,000	1,518,660
John Wiley & Sons, Inc., Class A	41,000	1,854,840
News Corp., Class A	133,000	1,936,480

		9,814,090

Metals & Mining — 1.0%
Titanium Metals Corp. (a)	66,000	1,133,880

Multi-Utilities — 1.2%
CenterPoint Energy, Inc.	87,000	1,367,640

Multiline Retail — 4.7%
Family Dollar Stores, Inc.	37,000	1,839,270

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multiline Retail (concluded)

Macy’s, Inc.	67,000	$1,695,100
Target Corp.	27,000	1,623,510

		5,157,880

Office Electronics — 1.6%
Zebra Technologies Corp., Class A (a)	47,000	1,785,530

Oil, Gas & Consumable Fuels — 10.2%
Exxon Mobil Corp.	78,000	5,703,360
Marathon Oil Corp.	57,000	2,110,710
Murphy Oil Corp.	17,000	1,267,350
SM Energy Co.	35,000	2,062,550

		11,143,970

Paper & Forest Products — 1.9%
International Paper Co.	77,000	2,097,480

Pharmaceuticals — 8.3%
Abbott Laboratories	71,000	3,401,610
Bristol-Myers Squibb Co.	50,000	1,324,000
Eli Lilly & Co.	58,000	2,032,320
Endo Pharmaceuticals Holdings, Inc. (a)	11,000	392,810
Mylan, Inc. (a)	91,000	1,922,830

		9,073,570

Semiconductors & Semiconductor Equipment — 10.7%
Altera Corp.	59,000	2,099,220
Analog Devices, Inc.	7,000	263,690
Atmel Corp. (a)	161,000	1,983,520
Intel Corp.	185,000	3,890,550
National Semiconductor Corp.	116,000	1,596,160
Teradyne, Inc. (a)	131,000	1,839,240

		11,672,380

Software — 5.5%
Activision Blizzard, Inc.	18,000	223,920
CA, Inc.	83,000	2,028,520
Cadence Design Systems, Inc. (a)	208,000	1,718,080
Microsoft Corp.	13,000	362,960
Symantec Corp. (a)	102,000	1,707,480

		6,040,960

Specialty Retail — 12.2%
Advance Auto Parts, Inc.	28,000	1,852,200
The Gap, Inc.	86,000	1,904,040
Limited Brands, Inc.	65,000	1,997,450
PetSmart, Inc.	42,000	1,672,440
Ross Stores, Inc.	29,000	1,834,250
TJX Cos., Inc.	49,000	2,175,110
Williams-Sonoma, Inc.	53,000	1,891,570

		13,327,060

Tobacco — 3.9%
Philip Morris International, Inc.	72,000	4,214,160

Wireless Telecommunication Services — 1.7%
MetroPCS Communications, Inc. (a)	145,000	1,831,350

Total Investments (Cost — $152,577,877*) — 162.3%		177,419,726

Liabilities in Excess of Other Assets — (62.3)%		(68,102,853)

Net Assets — 100.0%		$109,316,873

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$153,466,730

Gross unrealized appreciation	$26,569,958
Gross unrealized depreciation	(2,616,962)

Net unrealized appreciation	$23,952,996

(a)	Non-income producing security.

•	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/Beneficial		Shares/Beneficial
	Interest Held at		Interest Held at
	December 31,	Net	December 31,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	562,772	(562,772)	—	$714
BlackRock Liquidity Series, LLC Money Market Series	$5,335,230	$(5,335,230)	—	$4,766

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments:

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments December 31, 2010 (concluded)

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term
Investments[1]	$177,419,726	—	—	$177,419,726

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (cost—$152,577,877)	$177,419,726
Dividends receivable	146,427
Capital shares sold receivable	7,677
Interest receivable	15
Prepaid expenses	4,492
Other assets	36

Total assets	177,578,373

Liabilities:
Bank overdraft	71,916
Capital shares redeemed payable	68,056,213
Investment advisory fees payable	97,304
Distribution fees payable	1,171
Other affiliates payable	657
Officer’s and Directors’ fees payable	324
Other accrued expenses payable	33,915

Total liabilities	68,261,500

Net Assets	$109,316,873

Net Assets Consist of:
Paid-in capital	$105,782,265
Undistributed net investment income	21,401
Accumulated net realized loss	(21,328,642)
Net unrealized appreciation/depreciation	24,841,849

Net Assets	$109,316,873

Net Asset Value:
Class I—Based on net assets of $103,607,382 and 9,555,538 shares outstanding, 100 million shares authorized, $0.10 par value	$10.84

Class III—Based on net assets of $5,709,491 and 528,108 shares outstanding, 100 million shares authorized, $0.10 par value	$10.81

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Dividends	$2,206,075
Securities lending—affiliated	4,766
Dividends—affiliated	714

Total income	2,211,555

Expenses:
Investment advisory	1,012,008
Distribution—Class III	10,312
Accounting services	40,625
Professional	39,090
Printing	22,817
Officer and Directors	21,812
Custodian	17,269
Transfer agent—Class I	4,914
Transfer agent—Class III	86
Miscellaneous	8,074

Total expenses	1,177,007
Less fees waived by advisor	(141)

Total expenses after fees waived	1,176,866

Net investment income	1,034,689

Realized and Unrealized Gain (Loss):
Net realized gain from investments	23,469,978
Net change in unrealized appreciation/depreciation on investments	(5,326)

Total realized and unrealized gain	23,464,652

Net Increase in Net Assets Resulting from Operations	$24,499,341

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$1,034,689	$889,955
Net realized gain (loss)	23,469,978	(10,285,635)
Net change in unrealized appreciation/depreciation	(5,326)	47,525,023

Net increase in net assets resulting from operations	24,499,341	38,129,343

Dividends to Shareholders From:
Net investment income:
Class I	(1,000,216)	(880,952)
Class III	(23,009)	(10,600)

Decrease in net assets resulting from dividends to shareholders	(1,023,225)	(891,552)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	(77,212,419)	11,892,234

Net Assets:
Total increase (decrease) in net assets	(53,736,303)	49,130,025
Beginning of year	163,053,176	113,923,151

End of year	$109,316,873	$163,053,176

Undistributed net investment income	$21,401	$9,937

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$9.45	$7.49	$12.71	$11.76	$11.00

Net investment income[1]	0.07	0.05	0.05	0.03	0.03
Net realized and unrealized gain (loss)	1.38	1.96	(5.22)	0.96	0.76

Net increase (decrease) from investment operations	1.45	2.01	(5.17)	0.99	0.79

Dividends from net investment income	(0.06)	(0.05)	(0.05)	(0.04)	(0.03)

Net asset value, end of year	$10.84	$9.45	$7.49	$12.71	$11.76

Total Investment Return:[2]
Based on net asset value	15.38%	26.81%	(40.70)%	8.39%	7.21%

Ratios to Average Net Assets:
Total expenses	0.75%	0.77%	0.79%	0.76%	0.76%

Total expenses after fees waived	0.75%	0.77%	0.79%	0.76%	0.76%

Net investment income	0.67%	0.63%	0.45%	0.28%	0.30%

Supplemental Data:
Net assets, end of year (000)	$103,607	$159,615	$111,216	$208,573	$215,808

Portfolio turnover	171%	167%	139%	86%	116%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2010	2009	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of year	$9.43	$7.47	$12.68	$11.74		$10.99

Net investment income (loss)[1]	0.05	0.03	0.02	(0.00)	[2]	0.00	[3]
Net realized and unrealized gain (loss)	1.37	1.96	(5.21)	0.95		0.76

Net increase (decrease) from investment operations	1.42	1.99	(5.19)	0.95		0.76

Dividend from net investment income	(0.04)	(0.03)	(0.02)	(0.01)		(0.01)

Net asset value, end of year	$10.81	$9.43	$7.47	$12.68		$11.74

Total Investment Return:[4]
Based on net asset value	15.10%	26.63%	(40.89)%	8.07%		6.88%

Ratios to Average Net Assets:
Total expenses	1.00%	1.02%	1.04%	1.01%		1.01%

Total expenses after fees waived	1.00%	1.02%	1.04%	1.01%		1.01%

Net investment income (loss)	0.48%	0.39%	0.23%	(0.01)%		0.02%

Supplemental Data:
Net assets, end of year (000)	$5,709	$3,438	$2,707	$3,597		$3,109

Portfolio turnover	171%	167%	139%	86%		116%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Growth V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four periods ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.65% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the Manager $2,815 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

of BlackRock. Pursuant to the Distribution and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent—class specific in the Statement of Operations.

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2010, BIM received $1,137 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2010, were $269,783,968 and $290,534,207, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

5.  Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$1,023,225	$891,552

As of December 31, 2010, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$21,401

Capital loss carryforwards	(20,439,789)

Net unrealized gains*	23,952,996

Total	$3,534,608

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2010, the Fund had capital loss carryforwards in the amount of $20,439,789 available to offset future realized gains, which expires December 31, 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2010, the Fund invested a significant portion of its assets in securities in the Information Technology and Consumer Discretionary sectors. Changes in economic conditions affecting Information Technology and Consumer Discretionary sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	3,105,743	$30,244,063

Shares issued to shareholders in reinvestment of dividends	92,152	1,000,216

Total issued	3,197,895	31,244,279

Shares redeemed	(10,530,661)	(110,079,553)

Net decrease	(7,332,766)	$(78,835,274)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	7,856,512	$58,911,983

Shares issued to shareholders in reinvestment of dividends	92,318	880,952

Total issued	7,948,830	59,792,935

Shares redeemed	(5,911,685)	(47,942,858)

Net increase	2,037,145	$11,850,077

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	240,603	$2,368,537

Shares issued to shareholders in reinvestment of dividends	2,127	23,009

Total issued	242,730	2,391,546

Shares redeemed	(79,281)	(768,691)

Net increase	163,449	$1,622,855

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	69,296	$568,891

Shares issued to shareholders in reinvestment of dividends	1,116	10,600

Total issued	70,412	579,491

Shares redeemed	(67,882)	(537,334)

Net increase	2,530	$42,157

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Growth V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Growth V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Growth V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 18, 2011

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

December 31, 2010

Annual Report

BlackRock Large Cap Value V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2010, the Fund generated a positive return, but underperformed the benchmark Russell 1000 Value Index.

What factors influenced performance?

•	Overall, negative performance in the financials, information technology (IT) and energy sectors overshadowed positive results in consumer discretionary, materials and healthcare.

•	In financials, the positive impact of an underweight in the sector was more than offset by negative stock selection, particularly among diversified financial services names. A lack of exposure to real estate investment trusts and an underweight in commercial banks also hampered returns, as both segments performed well during the period. Stock selection was also the primary detractor within IT. Weakness was most visible in hardware-related industries due to concerns regarding consumer PC demand. Stock selection among semiconductor firms also hurt results. Lastly, a general underweight allocation to energy names (notably in the oil, gas & consumable fuels industry) detracted, as the sector generated strong results for the 12 months. Overall stock selection also detracted from performance.

•	The largest individual detractors from performance included Micron Technology, Inc., Western Digital Corp. and Genworth Financial, Inc. Underweight positions in Bank of America Corp. and Citigroup, Inc. also hindered results.

•	On the positive side, favorable stock selection in consumer discretionary accounted for the largest contribution to Fund performance. By and large, the sector was supported by improving consumer sentiment, thanks to better-than-expected back-to-school and holiday shopping seasons. Specialty retail holdings were standouts. An overweight in materials (chemicals, in particular) and favorable stock selection within health care (especially in the defensive pharmaceuticals industry) also contributed to performance.

•	The largest individual contributors to performance were Limited Brands, Inc., Timken Co., Domtar Corp., Lubrizol Corp. and Endo Pharmaceuticals Holdings, Inc. An underweight in Berkshire Hathaway, Inc. also helped.

Describe recent portfolio activity.

•	During the 12-month period, we significantly increased the Fund’s exposure to the IT sector and added to utilities and consumer discretionary holdings. We significantly reduced exposure to energy and trimmed holdings in industrials and telecommunication services.

•	The largest purchases for the Fund were General Electric Co., Bristol-Myers Squibb Co., Comcast Corp., Intel Corp. and Eli Lilly & Co. The largest sales included AT&T Inc., Exxon Mobil Corp., ConocoPhillips, The Goldman Sachs Group Inc. and XTO Energy, Inc.

Describe Fund positioning at period end.

•	As of December 31, 2010, we maintained the Funds’s overall pro-cyclical bias, but emphasize that we retain a balance between domestic and global cyclicals and more dependable growth names, including multinationals. The Fund’s largest sector overweights relative to the benchmark included IT and utilities, while financials and consumer staples represented the largest underweights. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, prior to January 27, 2009, the recommencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

[3]	This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

[4]	Commencement of operations of Class I.
Performance Summary as of December 31, 2010

	6-Month	Average Annual Total Returns
	Total Returns[6]	1 Year[6]	5 Years	Since Inception[7]

Class I Shares[5]	20.05%	8.61%	(0.88)%	5.17%

Class II Shares[5]	19.88	8.47	(1.00)	5.05	[8]

Class III Shares[5]	19.97	8.46	(1.19)[8]	4.87	[8]

Russell 1000 Value Index	21.74	15.51	1.28	3.74

[5]	Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[6]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	Commencement of operations for Class I is April 23, 2001.

[8]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, and the returns for Class III Shares, prior to January 27, 2009, the recommencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class II and Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class II and Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Fund Information as of December 31, 2010

Percent of
Sector Allocations	Long-Term Investments

Financials	18%
Health Care	17
Consumer Discretionary	13
Information Technology	11
Industrials	9
Utilities	8
Consumer Staples	7
Energy	6
Telecommunication Services	6
Materials	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,200.50	$4.71	$1,000.00	$1,020.92	$4.33	0.85%

Class II	$1,000.00	$1,198.80	$5.54	$1,000.00	$1,020.16	$5.09	1.00%

Class III	$1,000.00	$1,199.70	$6.10	$1,000.00	$1,019.65	$5.60	1.10%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Large Cap Value V.I. Fund Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 1.2%
Raytheon Co.	33,000	$1,529,220

Airlines — 1.1%
Southwest Airlines Co.	106,000	1,375,880

Beverages — 1.5%
Constellation Brands, Inc., Class A (a)	26,000	575,900
Dr. Pepper Snapple Group, Inc.	38,000	1,336,080

		1,911,980

Biotechnology — 1.7%
Amgen, Inc. (a)	38,000	2,086,200

Capital Markets — 1.8%
Ameriprise Financial, Inc.	20,000	1,151,000
Ares Capital Corp.	66,000	1,087,680

		2,238,680

Chemicals — 1.7%
Cytec Industries, Inc.	17,000	902,020
Lubrizol Corp.	11,000	1,175,680

		2,077,700

Commercial Banks — 6.8%
CapitalSource, Inc.	87,000	617,700
Fifth Third Bancorp	101,000	1,482,680
Huntington Bancshares, Inc.	211,000	1,449,570
KeyCorp	175,000	1,548,750
Popular, Inc. (a)	436,000	1,369,040
SunTrust Banks, Inc.	50,000	1,475,500
Wells Fargo & Co.	14,000	433,860

		8,377,100

Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	16,000	677,440

Communications Equipment — 0.9%
Tellabs, Inc.	167,000	1,132,260

Computers & Peripherals — 2.4%
Lexmark International, Inc., Class A (a)	6,000	208,920
Seagate Technology (a)	88,000	1,322,640
Western Digital Corp. (a)	41,000	1,389,900

		2,921,460

Construction & Engineering — 0.4%
Chicago Bridge & Iron Co. NV (a)	15,000	493,500

Consumer Finance — 1.2%
Discover Financial Services, Inc.	79,000	1,463,870

Diversified Financial Services — 1.7%
JPMorgan Chase & Co.	18,000	763,560
The NASDAQ Stock Market, Inc. (a)	55,000	1,304,050

		2,067,610

Diversified Telecommunication Services — 4.9%
AT&T Inc.	42,000	1,233,960
Qwest Communications International, Inc.	211,000	1,605,710
Verizon Communications, Inc.	90,000	3,220,200

		6,059,870

Electric Utilities — 3.3%
Allegheny Energy, Inc.	55,000	1,333,200
Edison International	38,000	1,466,800
Pepco Holdings, Inc.	70,000	1,277,500

		4,077,500

Electrical Equipment — 1.0%
Thomas & Betts Corp. (a)	25,000	1,207,500

Electronic Equipment, Instruments & Components — 1.4%
Corning, Inc.	90,000	1,738,800

Energy Equipment & Services — 1.0%
Nabors Industries Ltd. (a)	55,000	1,290,300

Food & Staples Retailing — 1.8%
The Kroger Co.	69,000	1,542,840
SUPERVALU, Inc.	73,000	702,990

		2,245,830

Food Products — 2.8%
Corn Products International, Inc.	27,000	1,242,000
Del Monte Foods Co.	40,000	752,000
Tyson Foods, Inc., Class A	82,000	1,412,040

		3,406,040

Health Care Providers & Services — 7.8%
Aetna, Inc.	49,000	1,494,990
Cardinal Health, Inc.	36,000	1,379,160
Coventry Health Care, Inc. (a)	22,000	580,800
Health Net, Inc. (a)	47,000	1,282,630
Humana, Inc. (a)	24,000	1,313,760
UnitedHealth Group, Inc.	57,000	2,058,270
WellPoint, Inc. (a)	28,000	1,592,080

		9,701,690

Hotels, Restaurants & Leisure — 1.0%
Wyndham Worldwide Corp.	43,000	1,288,280

Household Products — 0.8%
The Procter & Gamble Co.	15,000	964,950

Independent Power Producers & Energy Traders — 1.9%
GenOn Energy, Inc. (a)	340,200	1,296,162
NRG Energy, Inc. (a)	55,000	1,074,700

		2,370,862

Industrial Conglomerates — 3.4%
General Electric Co.	231,000	4,224,990

Insurance — 6.3%
American Financial Group, Inc.	40,000	1,291,600
Assurant, Inc.	33,000	1,271,160
Berkshire Hathaway, Inc. (a)	3,000	240,330
HCC Insurance Holdings, Inc.	5,000	144,700
OneBeacon Insurance Group Ltd.	9,000	136,440
Transatlantic Holdings, Inc.	7,000	361,340
The Travelers Cos., Inc.	29,000	1,615,590
Unum Group	57,000	1,380,540
XL Group Plc	63,000	1,374,660

		7,816,360

Machinery — 1.0%
Timken Co.	26,000	1,240,980

Media — 6.7%
CBS Corp., Class B	77,000	1,466,850
Comcast Corp., Class A	115,000	2,526,550
DISH Network Corp.	67,000	1,317,220
Gannett Co., Inc.	84,000	1,267,560
News Corp., Class A	119,000	1,732,640

		8,310,820

Multi-Utilities — 3.1%
CMS Energy Corp.	72,000	1,339,200
Integrys Energy Group, Inc.	25,000	1,212,750
NiSource, Inc.	75,000	1,321,500

		3,873,450

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc. BlackRock Large Cap Value V.I. Fund Schedule of Investments December 31, 2010 (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Multiline Retail — 1.1%
Macy’s, Inc.	53,000	$1,340,900

Oil, Gas & Consumable Fuels — 5.6%
Chevron Corp.	9,000	821,250
ConocoPhillips	3,000	204,300
Marathon Oil Corp.	44,000	1,629,320
Murphy Oil Corp.	20,000	1,491,000
Sunoco, Inc.	33,000	1,330,230
Valero Energy Corp.	65,000	1,502,800

		6,978,900

Paper & Forest Products — 3.2%
Domtar Corp.	16,000	1,214,720
International Paper Co.	48,000	1,307,520
MeadWestvaco Corp.	53,000	1,386,480

		3,908,720

Pharmaceuticals — 7.3%
Bristol-Myers Squibb Co.	82,000	2,171,360
Eli Lilly & Co.	52,000	1,822,080
Endo Pharmaceuticals Holdings, Inc. (a)	36,000	1,285,560
Forest Laboratories, Inc. (a)	45,000	1,439,100
Johnson & Johnson	11,000	680,350
King Pharmaceuticals, Inc. (a)	94,000	1,320,700
Pfizer, Inc.	16,000	280,160

		8,999,310

Road & Rail — 0.6%
Ryder System, Inc.	15,000	789,600

Semiconductors & Semiconductor Equipment — 5.1%
Atmel Corp. (a)	105,000	1,293,600
Fairchild Semiconductor International, Inc. (a)	44,000	686,840
Intel Corp.	91,000	1,913,730
National Semiconductor Corp.	83,000	1,142,080
Novellus Systems, Inc. (a)	39,000	1,260,480

		6,296,730

Software — 1.0%
CA, Inc.	52,000	1,270,880

Specialty Retail — 4.0%
GameStop Corp., Class A (a)	63,000	1,441,440
The Gap, Inc.	58,000	1,284,120
Limited Brands, Inc.	35,000	1,075,550
Signet Jewelers Ltd. (a)	26,000	1,128,400

		4,929,510

Wireless Telecommunication Services — 1.3%
Sprint Nextel Corp. (a)	371,000	1,569,330

Total Investments (Cost — $105,949,640*) — 100.3%		124,255,002
Liabilities in Excess of Other Assets — (0.3)%		(319,061)

Net Assets — 100.0%		$123,935,941

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$109,132,419

Gross unrealized appreciation	$17,862,409
Gross unrealized depreciation	(2,739,826)

Net unrealized appreciation	$15,122,583

(a)	Non-income producing security.

•	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Beneficial		Beneficial
	Interest		Interest
	Held at		Held at
	December 31,	Net	December 31,
Affiliate	2009	Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	$406
BlackRock Liquidity Series, LLC Money Market Series	$1,365,000	$(1,365,000)	—	$1,510

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets: Investments in Securities:

Long-Term Investments[1]	$124,255,002	—	—	$124,255,002

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (cost—$105,949,640)	$124,255,002
Dividends receivable	93,312
Capital shares sold receivable	365
Prepaid expenses	4,417

Total assets	124,353,096

Liabilities:
Bank overdraft	279,143
Investment advisory fees payable	78,343
Capital shares redeemed payable	25,282
Other affiliates payable	654
Distribution fees payable	465
Officer’s and Directors’ fees payable	321
Other accrued expenses payable	32,947

Total liabilities	417,155

Net Assets	$123,935,941

Net Assets Consist of:
Paid-in capital	$124,118,736
Undistributed net investment income	275,491
Accumulated net realized loss	(18,763,648)
Net unrealized appreciation/depreciation	18,305,362

Net Assets	$123,935,941

Net Asset Value:
Class I—Based on net assets of $121,090,372 and 12,351,987 shares outstanding, 100 million shares authorized, $0.10 par value	$9.80

Class II—Based on net assets of $2,238,940 and 228,175 shares outstanding, 100 million shares authorized, $0.10 par value	$9.81

Class III—Based on net assets of $606,629 and 62,299 shares outstanding, 100 million shares authorized, $0.10 par value	$9.74

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Dividends	$2,647,621
Securities lending—affiliated	1,510
Income—affiliated	406

Total income	2,649,537

Expenses:
Investment advisory	1,024,320
Distribution—Class II	3,169
Distribution—Class III	1,155
Accounting services	38,620
Professional	36,639
Officer and Directors	21,457
Printing	18,427
Custodian	13,859
Transfer agent—Class I	4,923
Transfer agent—Class II	68
Transfer agent—Class III	9
Miscellaneous	11,522

Total expenses	1,174,168
Less fees waived by advisor	(141)

Total expenses after fees waived	1,174,027

Net investment income	1,475,510

Realized and Unrealized Gain (Loss):
Net realized gain from investments	10,287,867
Net change in unrealized appreciation/depreciation on investments	(2,604,369)

Total realized and unrealized gain	7,683,498

Net Increase in Net Assets Resulting from Operations	$9,159,008

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$1,475,510	$2,282,580
Net realized gain (loss)	10,287,867	(11,756,302)
Net change in unrealized appreciation/depreciation	(2,604,369)	28,201,752

Net increase in net assets resulting from operations	9,159,008	18,728,030

Dividends to Shareholders From:
Net investment income:
Class I	(1,451,659)	(2,133,615)
Class II	(25,124)	(27,189)
Class III	(5,799)	(2,989)

Decrease in net assets resulting from dividends to shareholders	(1,482,582)	(2,163,793)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(23,113,119)	(27,629,664)

Net Assets:
Total decrease in net assets	(15,436,693)	(11,065,427)
Beginning of year	139,372,634	150,438,061

End of year	$123,935,941	$139,372,634

Undistributed net investment income	$275,491	$282,563

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$9.13	$8.11	$13.32	$14.98	$14.31

Net investment income[1]	0.10	0.13	0.13	0.15	0.12
Net realized and unrealized gain (loss)	0.68	1.03	(5.09)	0.75	2.16

Net increase (decrease) from investment operations	0.78	1.16	(4.96)	0.90	2.28

Dividends and distributions from:
Net investment income	(0.11)	(0.14)	(0.09)	(0.16)	(0.13)
Net realized gain	—	—	(0.16)	(2.40)	(1.48)

Total dividends and distributions	(0.11)	(0.14)	(0.25)	(2.56)	(1.61)

Net asset value, end of year	$9.80	$9.13	$8.11	$13.32	$14.98

Total Investment Return:[2]
Based on net asset value	8.61%	14.33%	(37.26)%	5.88%	16.01%

Ratios to Average Net Assets:
Total expenses	0.86%	0.89%	0.91%	0.86%	0.83%

Total expenses after fees waived	0.86%	0.89%	0.91%	0.86%	0.83%

Net investment income	1.08%	1.66%	1.17%	0.93%	0.81%

Supplemental Data:
Net assets, end of year (000)	$121,090	$137,262	$149,944	$203,634	$231,547

Portfolio turnover	161%	143%	117%	75%	68%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$9.14	$8.12	$13.34	$14.98	$14.31

Net investment income[1]	0.09	0.12	0.11	0.17	0.12
Net realized and unrealized gain (loss)	0.68	1.03	(5.10)	0.71	2.16

Net increase (decrease) from investment operations	0.77	1.15	(4.99)	0.88	2.28

Dividends and distributions from:
Net investment income	(0.10)	(0.13)	(0.07)	(0.12)	(0.13)
Net realized gain	—	—	(0.16)	(2.40)	(1.48)

Total dividends and distributions	(0.10)	(0.13)	(0.23)	(2.52)	(1.61)

Net asset value, end of year	$9.81	$9.14	$8.12	$13.34	$14.98

Total Investment Return:[2]
Based on net asset value	8.47%	14.19%	(37.38)%	5.70%	16.01%

Ratios to Average Net Assets:
Total expenses	1.01%	1.05%	1.06%	0.99%	0.86%

Total expenses after fees waived	1.00%	1.05%	1.06%	0.99%	0.86%

Net investment income	0.96%	1.40%	0.98%	0.88%	0.80%

Supplemental Data:
Net assets, end of year (000)	$2,239	$1,899	$494	$3	$2

Portfolio turnover	161%	143%	117%	75%	68%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (concluded)

	Class III
		Period						Period
	Year Ended	January 27, 2009[1]		Year Ended December 31,				September 30, 2004[3]
	December 31, 2010	to December 31, 2009		2007[2]		2006	2005	to December 31, 2004

Per Share Operating Performance:
Net asset value, beginning of period	$9.07	$7.63			$14.97	$14.31	$13.36	$12.70

Net investment income[4]	0.08	0.08			0.11	0.12	0.09	0.04
Net realized and unrealized gain	0.69	1.50			0.76	2.15	2.19	1.59

Net increase from investment operations	0.77	1.58			0.87	2.27	2.28	1.63

Dividends and distributions from:
Net investment income	(0.10)	(0.14)			(0.12)	(0.13)	(0.08)	(0.11)
Net realized gain	—	—			(2.40)	(1.48)	(1.25)	(0.86)

Total dividends and distributions	(0.10)	(0.14)			(2.52)	(1.61)	(1.33)	(0.97)

Net asset value, end of period	$9.74	$9.07			$13.32	$14.97	$14.31	$13.36

Total Investment Return:[5]
Based on net asset value	8.46%	20.67%	[6]		5.69%	15.94%	17.39%	12.80%	[6]

Ratios to Average Net Assets:
Total expenses	1.10%	1.15%	[7]		1.06%	0.88%	0.85%	0.85%	[7]

Total expenses after fees waived	1.10%	1.15%	[7]		1.06%	0.88%	0.85%	0.85%	[7]

Net investment income	0.85%	0.99%	[7]		0.73%	0.78%	0.67%	1.31%	[7]

Supplemental Data:
Net assets, end of period (000)	$607	$212		$	—[2]	$2	$1	$1

Portfolio turnover	161%	143%			75%	68%	74%	116%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of December 31, 2007 and during the year January 1, 2008 through December 31, 2008.

[3]	Commencement of operations.

[4]	Based on average shares outstanding.

[5]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Large Cap Value V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividends and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II and Class III Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the Manager $2,567 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $ 2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent—class specific in the Statement of Operations.

The Company received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2010, BIM received $364 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2010, were $215,035,265 and $237,992,142, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

5.  Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$1,482,582	$2,163,793

As of December 31, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$275,491

Capital loss carryforwards	(15,580,870)

Net unrealized gains*	15,122,584

Total	$(182,795)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2010, the Fund had capital loss carryforwards in the amount of $15,580,870 available to offset future realized gains, which expires December 31, 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

6.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	2,240,198	$21,242,908

Shares issued to shareholders in reinvestment of dividends	151,779	1,451,659

Total issued	2,391,977	22,694,567

Shares redeemed	(5,074,313)	(46,308,095)

Net decrease	(2,682,336)	$(23,613,528)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	1,985,723	$14,985,718

Shares issued to shareholders in reinvestment of dividends	233,633	2,133,615

Total issued	2,219,356	17,119,333

Shares redeemed	(5,679,762)	(46,004,041)

Net decrease	(3,460,406)	$(28,884,708)

Class II Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	147,989	$1,364,457

Shares issued to shareholders in reinvestment of dividends	2,618	25,124

Total issued	150,607	1,389,581

Shares redeemed	(130,170)	(1,241,502)

Net increase	20,437	$148,079

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	206,186	$1,543,971

Shares issued to shareholders in reinvestment of dividends	2,971	27,189

Total issued	209,157	1,571,160

Shares redeemed	(62,262)	(519,412)

Net increase	146,895	$1,051,748

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	39,120	$353,232

Shares issued to shareholders in reinvestment of dividends	609	5,799

Total issued	39,729	359,031

Shares redeemed	(751)	(6,701)

Net increase	38,978	$352,330

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

Class III Shares
Period Ended January 27, 2009* to December 31, 2009	Shares	Amount

Shares sold	23,110	$201,269

Shares issued to shareholders in reinvestment of dividends	326	2,989

Total issued	23,436	204,258

Shares redeemed	(115)	(962)

Net increase	23,321	$203,296

*	Recommencement of operations.

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock Large Cap Value V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Value V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 18, 2011

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

December 31, 2010

Annual Report

BlackRock Money Market V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Fund Information as of December 31, 2010

Percent of
Portfolio Composition	Net Assets

Commercial Paper	50%
U.S. Treasury Obligations	18
U.S. Government Sponsored Agency Obligations	13
Municipal Bonds	12
Certificates of Deposit	3
Corporate Notes	2
Repurchase Agreements	2

Total	100%

	7-Day	7-Day
Yields	SEC Yield	Yield

Class I	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.
Past performance is not indicative of future results.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value,	Account Value	Expenses Paid	Account Value,	Account Value	Expenses Paid	Annualized
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,000.00	$1.71	$1,000.00	$1,023.49	$1.73	0.34%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Money Market V.I. Fund Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

	Par
Certificates of Deposit	(000)	Value

Domestic — 2.7%
State Street Bank & Trust Co.:
0.25%, 1/12/11	$5,000	$5,000,000
0.39%, 2/10/11	1,500	1,500,000

Total Certificates of Deposit — 2.7%		6,500,000

Commercial Paper

Amsterdam Funding Corp., 0.31%, 1/06/11 (a)	3,000	2,999,923
Antalis U.S. Funding Corp. (a):
0.33%, 1/18/11	2,000	1,999,725
0.30%, 1/31/11	8,390	8,388,042
BNP Paribas Finance Inc., 0.42%, 3/01/11 (a)	5,000	4,996,675
CRC Funding LLC, 0.35%, 2/03/11 (a)	5,000	4,998,493
Cancara Asset Securitization LLC (a):
0.30%, 1/24/11	3,000	2,999,475
0.35%, 2/17/11	4,000	3,998,250
Ciesco, LLC, 0.30%-0.45%, 1/14/11 (a)	10,000	9,998,869
Fairway Finance Co., LLC:
0.31%, 1/06/11 (a)	2,000	1,999,948
0.30%, 3/03/11 (b)	9,000	9,000,000
Govco LLC, 0.28%, 1/14/11 (a)	1,000	999,914
Grampian Funding LLC, 0.32%, 2/11/11 (a)	5,000	4,998,267
ING (U.S.) Funding LLC, 0.43%, 4/05/11 (a)	4,000	3,995,605
Jupiter Securitization Co. LLC, 0.26%, 2/03/11 (a)	3,000	2,999,328
MetLife Short Term Funding LLC (a):
0.31%, 1/21/11	2,000	1,999,690
0.26%, 2/07/11	5,000	4,998,736
0.26%, 2/08/11	4,000	3,998,960
0.28%, 3/07/11	1,000	999,510
Mont Blanc Capital Corp., 0.30%, 1/10/11 (a)	3,000	2,999,825
Scaldis Capital LLC, 0.31%, 1/26/11 (a)	10,000	9,998,020
Solitaire Funding LLC (a):
0.24%, 1/05/11	3,000	2,999,960
0.28%, 1/24/11	3,000	2,999,510
0.28%, 2/15/11	5,000	4,998,328
State Street Corp. (a):
0.29%, 2/17/11	3,000	2,998,913
0.31%, 2/22/11	2,500	2,498,924
Sydney Capital Corp., 0.40%, 1/25/11 (a)	7,000	6,998,289
Thames Asset Global Securitization No. 1, Inc., 0.41%, 4/01/11 (a)	3,000	2,996,993
U.S. Collateralized Commercial Paper, 0.32%, 2/03/11 (a)	$1,000	999,724
UniCredit Delaware, Inc., 0.45%, 1/27/11 (a)	1,000	999,700

Total Commercial Paper — 49.8%		117,857,596

Corporate Notes

JPMorgan Chase & Co., 0.39%, 5/16/11 (b)	4,950	4,949,915

Total Corporate Notes — 2.1%		4,949,915

Municipal Bonds (c)

California HFA, RB, VRDN, Home Mortgage, Series U, AMT (Fannie Mae LOC, Freddie Mac LOC), 0.30%, 1/07/11	2,500	2,500,000
City of Charlotte North Carolina, COP, Refunding, VRDN, NASCAR, Series D (Bank of America NA LOC), 0.36%, 1/07/11	7,800	7,800,000
Maryland Community Development Administration, RB, VRDN, Residential Housing, Series J, AMT (State Street Bank & Trust Co. SBPA), 0.35%, 1/07/11	3,000	3,000,000
New York City Industrial Development Agency, RB, VRDN, New York Law School Project, Series A (JPMorgan Chase Bank LOC), 0.30%, 1/07/11	2,245	2,245,000
New York State HFA, RB, VRDN,
Series A:
10 Barclay Street (Fannie Mae), 0.30%, 1/07/11	5,000	5,000,000
Biltmore Tower Housing, AMT (Fannie Mae), 0.30%, 1/07/11	3,000	3,000,000
Victory Housing, Series 2001, AMT (Freddie Mac), 0.30%, 1/07/11	5,000	5,000,000

Total Municipal Bonds — 12.1%		28,545,000

U.S. Government Sponsored Agency Obligations

Fannie Mae Discount Notes, 0.22%, 6/08/11 (a)	1,846	1,844,240
Fannie Mae Variable Rate Notes (b):
0.25%, 7/26/12	2,500	2,499,220
0.29%, 9/17/12	1,000	999,655
0.29%, 12/20/12	1,000	999,602
Freddie Mac Discount Notes, 0.21%, 6/21/11 (a)	3,000	2,997,043

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AMT	Alternative Minimum Tax (subject to)	RB	Revenue Bonds
COP	Certificates of Participation	SBPA	Stand-by Bond Purchase Agreement
HFA	Housing Finance Agency	VRDN	Variable Rate Demand Notes
LOC	Letter of Credit

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc. BlackRock Money Market V.I. Fund Schedule of Investments December 31, 2010 (concluded)	(Percentages shown are based on Net Assets)

	Par
U.S. Government Sponsored Agency Obligations (concluded)	(000)	Value

Federal Home Loan Bank Variable Rate Notes, 0.23%, 10/06/11 (b)	$3,000	$2,999,078
Freddie Mac Variable Rate Notes (b):
0.33%, 2/14/11	2,400	2,399,970
0.17%, 5/05/11	4,000	3,999,597
0.21%, 12/29/11	3,500	3,498,257
0.22%, 2/16/12	5,000	4,997,742
0.24%, 4/03/12	4,000	3,997,972

Total U.S. Government Sponsored Agency Obligations — 13.2%		31,232,376

U.S. Treasury Obligations

U.S. Treasury Bills (a):
0.20%, 1/27/11	3,000	2,999,600
0.19%, 2/24/11	3,000	2,999,188
0.20%, 3/17/11	2,500	2,499,011
0.19%, 5/26/11	1,250	1,249,057
0.21%, 6/02/11	2,600	2,597,703
0.23%, 6/30/11	3,000	2,996,663
U.S. Treasury Notes:
0.88%, 1/31/11	$3,000	3,001,431
0.88%-4.50%, 2/28/11	7,750	7,774,208
0.88%, 3/31/11	3,500	3,505,270
4.88%, 5/31/11	2,500	2,546,857
1.13%, 6/30/11	3,750	3,766,122
5.00%, 8/15/11	3,000	3,087,871
1.00%, 9/30/11	3,000	3,016,019

Total U.S. Treasury Obligations — 17.7%		42,039,000

Repurchase Agreements

Deutsche Bank Securities, Inc., 0.22%, 1/03/11 (Purchased on 12/31/10 to be repurchased at $4,937,091, collateralized by Fannie Mae, 0.00% due 8/08/11, par and fair value of $5,042,000 and $5,035,849, respectively)	4,937	4,937,000

Total Repurchase Agreements — 2.1%		4,937,000

Total Investments (Cost — $236,060,887*) — 99.7%		236,060,887
Other Assets Less Liabilities — 0.3%		726,965

Net Assets — 100.0%		$236,787,852

*	Cost for federal income tax purposes.

(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Short-Term Securities[1]	—	$236,060,887	—	$236,060,887

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (cost—$236,060,887)	$236,060,887
Cash	364
Capital shares sold receivable	844,140
Interest receivable	183,086
Prepaid expenses	5,640

Total assets	237,094,117

Liabilities:
Capital shares redeemed payable	208,504
Investment advisory fees payable	48,023
Other affiliates payable	1,238
Officer’s and Directors’ fees payable	437
Other accrued expenses payable	48,063

Total liabilities	306,265

Net Assets	$236,787,852

Net Assets Consist of:
Paid-in capital	$236,787,770
Undistributed net realized gain	82

Net Assets	$236,787,852

Net Asset Value:
Class I—Based on net assets of $236,787,852 and 236,791,701 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Interest	$805,363

Expenses:
Investment advisory	1,341,933
Accounting services	68,169
Professional	45,073
Printing	30,191
Officer and Trustees	24,283
Custodian	16,465
Transfer agent	5,000
Miscellaneous	18,047

Total expenses	1,549,161
Less fees waived by advisor	(743,822)

Total expenses after fees waived	805,339

Net investment income	24

Realized Gain:
Net realized gain from investments	4,293

Net Increase in Net Assets Resulting from Operations	$4,317

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$24	$406,895
Net realized gain	4,293	22,689

Net increase in net assets resulting from operations	4,317	429,584

Dividends and Distributions to Shareholders From:
Net investment income	(24)	(415,300)
Net realized gain	(7,823)	(38,434)

Decrease in net assets resulting from dividends and distributions to shareholders	(7,847)	(453,734)

Capital Share Transactions:
Net proceeds from sale of shares	47,781,311	176,213,469
Reinvestment of dividends and distributions	7,805	453,734
Cost of shares redeemed	(118,479,581)	(157,192,908)

Net increase (decrease) in net assets derived from capital share transactions	(70,690,465)	19,474,295

Net Assets:
Total increase (decrease) in net assets	(70,693,995)	19,450,145
Beginning of year	307,481,847	288,031,702

End of year	$236,787,852	$307,481,847

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000	0.0014	0.0249	0.0476	0.0443
Net realized and unrealized gain	—	0.0001	0.0001	0.0002	0.0003

Net increase from investment operations	0.0000	0.0015	0.0250	0.0478	0.0446

Dividends and distributions from:
Net investment income	(0.0000)	(0.0014)	(0.0249)	(0.0476)	(0.0443)
Net realized gain	—	(0.0001)	—	—	—

Total dividends and distributions	(0.0000)	(0.0015)	(0.0249)	(0.0476)	(0.0443)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return:[1]
Total investment return	0.00%	0.16%	2.53%	4.86%	4.48%

Ratios to Average Net Assets:
Total expenses	0.58%	0.62%	0.60%	0.58%	0.58%

Total expenses after fees waived	0.30%	0.48%	0.60%	0.58%	0.58%

Net investment income	0.00%	0.15%	2.52%	4.76%	4.45%

Supplemental Data:
Net assets, end of year (000)	$236,788	$307,482	$288,032	$307,056	$275,563

[1]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.,
BlackRock Money Market V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Money Market V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion and amortization of any discounts and premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: The Fund may invest in repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared daily and reinvested monthly. Distributions of realized gains, if any, are recorded on the ex-dividend date. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s average daily net assets:

Portion of average daily value of net assets	Rate

Not exceeding $1 billion	0.500%

In excess of $1 billion, but not exceeding $2 billion	0.450%

In excess of $2 billion, but not exceeding $3 billion	0.400%

In excess of $3 billion, but not exceeding $4 billion	0.375%

In excess of $4 billion, but not exceeding $7 billion	0.350%

In excess of $7 billion, but not exceeding $10 billion	0.325%

In excess of $10 billion, but not exceeding $15 billion	0.300%

In excess of $15 billion	0.290%

The Manager entered into a sub-advisory agreement with BlackRock Institutional Management Company (“BIMC”), an affiliate of the Manager. The Manager pays BIMC for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive management fees and reimburse operating expenses to enable the Fund to maintain a minimum daily net investment income dividend. These amounts are reported in the Statement of Operations as fees waived by advisor. The Manager may discontinue the waiver of reimbursement at any time.

For the year ended December 31, 2010, the Fund reimbursed the Manager $5,479 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC, an affiliate of BlackRock.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$7,847	$453,734

As of December 31, 2010, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$82

4.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

5.  Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds for the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

6.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Money Market V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 24, 2011

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

December 31, 2010

Annual Report

BlackRock S&P 500 Index V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period, the Fund’s Class I and Class II shares returned 14.70% and 14.73%, respectively, while the benchmark Standard & Poor’s (S&P) 500 Index returned 15.06% for the same period. The S&P 500 Index is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.

•	Returns for the Fund’s respective share classes differ from the benchmark based on individual share class expenses.

Describe the market environment.

•	Over the course of 2010, cyclical stimulus beat out structural problems and stocks continued the choppy advance they began in 2009. The early months of 2010 saw risk assets move higher on the continuation of the 2009 asset recovery story, aided by preliminary signs of improvement in the employment situation and strong corporate earnings reported for fourth quarter 2009 and first quarter 2010. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in job growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill in the United States. Nevertheless, after touching a late summer low, equity markets experienced a strong finish to the year as double-dip fears receded, jobs growth resumed and the US midterm elections results were perceived to be capital markets friendly. Additionally, in the United States, Federal Reserve President Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (informally known as “QE2”) and, perhaps most importantly, the Bush-era tax cuts were extended.

•	In 2010, US stocks posted double-digit percentage gains for the second consecutive year. The Dow Jones Industrial Average gained 14.06%, a level not seen since before the collapse of Lehman Brothers in late 2008. The NASDAQ Composite moved up 18.02%.

•	Within the benchmark S&P 500 Index, all 10 sectors posted gains for the period. Consumer discretionary posted the strongest returns (+27.66%), followed closely by industrials (+26.73%), materials (+22.20%) and energy (+20.46%), while the weakest returns came from health care (+2.90%) and utilities (+5.46%).

Describe recent portfolio activity.

•	During the 12-month period, as changes were made to the composition of the S&P 500 Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

Describe Fund positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Total Return Based on a $10,000 Investment

[1]	Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of the S&P 500 Index and in derivative instruments linked to the S&P 500.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based on performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
Performance Summary as of December 31, 2010

	6-Month	Average Annual Total Returns
	Total Returns[5]	1 Year[5]	5 Years	10 Years

Class I Shares[4]	23.06%	14.70%	2.03%	1.08%

Class II Shares[4]	22.98	14.73	1.82	0.91	[6]

S&P 500 Index	23.27	15.06	2.29	1.41

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]	The returns for Class II Shares prior to September 30, 2004, the commencement of operations of Class II Shares, are based on performance of the Fund’s Class I Shares and are adjusted to reflect the distribution (12b-1) fees applicable to Class II Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Fund Information as of December 31, 2010

Percent of
Sector Allocations	Long-Term Investments

Information Technology	19%
Financials	16
Energy	12
Industrials	11
Health Care	11
Consumer Discretionary	11
Consumer Staples	10
Materials	4
Utilities	3
Telecommunication Services	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Expense
Actual	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Ratio

Class I	$1,000.00	$1,230.60	$2.36	$1,000.00	$1,023.08	$2.14	0.42%

Class II	$1,000.00	$1,229.80	$3.20	$1,000.00	$1,022.33	$2.91	0.57%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.7%
Boeing Co.	10,593	$691,299
General Dynamics Corp.	5,435	385,668
Goodrich Corp.	1,801	158,614
Honeywell International, Inc.	11,232	597,093
ITT Corp.	2,599	135,434
L-3 Communications Holdings, Inc.	1,644	115,886
Lockheed Martin Corp.	4,273	298,725
Northrop Grumman Corp.	4,177	270,586
Precision Castparts Corp.	2,040	283,988
Raytheon Co.	5,246	243,100
Rockwell Collins, Inc.	2,293	133,590
United Technologies Corp.	13,180	1,037,530

		4,351,513

Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc.	2,424	194,380
Expeditors International Washington, Inc.	3,055	166,803
FedEx Corp.	4,505	419,010
United Parcel Service, Inc., Class B	14,198	1,030,491

		1,810,684

Airlines — 0.1%
Southwest Airlines Co.	10,861	140,976

Auto Components — 0.3%
The Goodyear Tire & Rubber Co. (a)	3,634	43,063
Johnson Controls, Inc.	9,658	368,935

		411,998

Automobiles — 0.6%
Ford Motor Co. (a)	53,999	906,643
Harley-Davidson, Inc.	3,374	116,977

		1,023,620

Beverages — 2.6%
Brown-Forman Corp., Class B	1,486	103,455
The Coca-Cola Co.	33,409	2,197,310
Coca-Cola Enterprises, Inc.	4,858	121,596
Constellation Brands, Inc., Class A (a)	2,494	55,242
Dr. Pepper Snapple Group, Inc.	3,269	114,938
Molson Coors Brewing Co., Class B	2,267	113,781
PepsiCo, Inc.	22,674	1,481,292

		4,187,614

Biotechnology — 1.3%
Amgen, Inc. (a)	13,592	746,201
Biogen Idec, Inc. (a)	3,430	229,981
Celgene Corp. (a)	6,783	401,147
Cephalon, Inc. (a)	1,083	66,843
Genzyme Corp. (a)	3,733	265,790
Gilead Sciences, Inc. (a)	11,681	423,319

		2,133,281

Building Products — 0.0%
Masco Corp.	5,113	64,731

Capital Markets — 2.5%
Ameriprise Financial, Inc.	3,531	203,209
The Bank of New York Mellon Corp.	17,861	539,402
The Charles Schwab Corp.	14,188	242,757
E*Trade Financial Corp. (a)	2,922	46,752
Federated Investors, Inc., Class B	1,270	33,236
Franklin Resources, Inc.	2,075	230,761
The Goldman Sachs Group, Inc.	7,355	1,236,817
Invesco Ltd.	6,657	160,167
Janus Capital Group, Inc.	2,812	36,472
Legg Mason, Inc.	2,146	77,835
Morgan Stanley	21,738	591,491
Northern Trust Corp.	3,494	193,603
State Street Corp.	7,179	332,675
T. Rowe Price Group, Inc.	3,699	238,733

		4,163,910

Chemicals — 2.1%
Air Products & Chemicals, Inc.	3,079	280,035
Airgas, Inc.	1,105	69,018
CF Industries Holdings, Inc.	1,009	136,366
The Dow Chemical Co.	16,676	569,319
E.I. du Pont de Nemours & Co.	13,159	656,371
Eastman Chemical Co.	1,033	86,855
Ecolab, Inc.	3,295	166,134
FMC Corp.	1,013	80,929
International Flavors & Fragrances, Inc.	1,131	62,872
Monsanto Co.	7,695	535,880
PPG Industries, Inc.	2,320	195,042
Praxair, Inc.	4,401	420,163
The Sherwin-Williams Co.	1,293	108,289
Sigma-Aldrich Corp.	1,740	115,814

		3,483,087

Commercial Banks — 3.0%
BB&T Corp.	10,017	263,347
Comerica, Inc.	2,527	106,741
Fifth Third Bancorp	11,465	168,306
First Horizon National Corp. (a)	3,548	41,797
Huntington Bancshares, Inc.	12,417	85,305
KeyCorp	12,805	113,324
M&T Bank Corp.	1,727	150,335
Marshall & Ilsley Corp.	7,467	51,672
The PNC Financial Services Group, Inc.	7,530	457,222
Regions Financial Corp.	18,058	126,406
SunTrust Banks, Inc.	7,119	210,082
U.S. Bancorp	27,624	745,019
Wells Fargo & Co.	75,603	2,342,937
Zions Bancorporation	2,570	62,271

		4,924,764

Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	1,557	65,923
Cintas Corp.	1,817	50,803
Iron Mountain, Inc.	2,782	69,578
Pitney Bowes, Inc.	3,001	72,564
R.R. Donnelley & Sons Co.	2,912	50,873
Republic Services, Inc., Class A	4,410	131,683
Stericycle, Inc. (a)	1,224	99,046
Waste Management, Inc.	6,903	254,514

		794,984

Communications Equipment — 2.2%
Cisco Systems, Inc. (a)	79,734	1,613,019
F5 Networks, Inc. (a)	1,167	151,897
Harris Corp.	1,886	85,436
JDS Uniphase Corp. (a)	3,334	48,276
Juniper Networks, Inc. (a)	7,513	277,380
Motorola, Inc. (a)	33,931	307,754
QUALCOMM, Inc.	23,280	1,152,127
Tellabs, Inc.	5,351	36,280

		3,672,169

Computers & Peripherals — 4.4%
Apple, Inc. (a)	13,197	4,256,824

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Computers & Peripherals (concluded)

Dell, Inc. (a)	24,389	$330,471
EMC Corp. (a)	29,571	677,176
Hewlett-Packard Co.	32,586	1,371,871
Lexmark International, Inc., Class A (a)	1,107	38,546
NetApp, Inc. (a)	5,218	286,781
QLogic Corp. (a)	1,391	23,675
SanDisk Corp. (a)	3,376	168,327
Western Digital Corp. (a)	3,336	113,090

		7,266,761

Construction & Engineering — 0.2%
Fluor Corp.	2,570	170,288
Jacobs Engineering Group, Inc. (a)	1,869	85,694
Quanta Services, Inc. (a)	3,111	61,971

		317,953

Construction Materials — 0.1%
Vulcan Materials Co.	1,799	79,804

Consumer Finance — 0.7%
American Express Co.	15,030	645,088
Capital One Financial Corp.	6,607	281,194
Discover Financial Services, Inc.	7,953	147,369
SLM Corp. (a)	6,994	88,054

		1,161,705

Containers & Packaging — 0.2%
Ball Corp.	1,270	86,424
Bemis Co.	1,540	50,296
Owens-Illinois, Inc. (a)	2,329	71,500
Sealed Air Corp.	2,255	57,390

		265,610

Distributors — 0.1%
Genuine Parts Co.	2,220	113,975

Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	1,876	74,083
DeVry, Inc.	883	42,367
H&R Block, Inc.	4,376	52,118

		168,568

Diversified Financial Services — 4.3%
Bank of America Corp.	145,110	1,935,767
CME Group, Inc.	965	310,489
Citigroup, Inc. (a)	418,287	1,978,498
IntercontinentalExchange, Inc. (a)	1,063	126,656
JPMorgan Chase & Co.	56,233	2,385,404
Leucadia National Corp.	2,752	80,303
Moody’s Corp.	3,006	79,779
The NASDAQ Stock Market, Inc. (a)	2,018	47,847
NYSE Euronext	3,815	114,374

		7,059,117

Diversified Telecommunication Services — 2.8%
AT&T Inc.	85,015	2,497,741
CenturyLink, Inc.	4,416	203,887
Frontier Communications Corp.	14,248	138,633
Qwest Communications International, Inc.	25,406	193,339
Verizon Communications, Inc.	40,625	1,453,562
Windstream Corp.	7,102	99,002

		4,586,164

Electric Utilities — 1.8%
Allegheny Energy, Inc.	2,531	61,351
American Electric Power Co., Inc.	6,933	249,449
Duke Energy Corp.	18,987	338,158
Edison International	4,651	179,529
Entergy Corp.	2,594	183,733
Exelon Corp.	9,516	396,246
FirstEnergy Corp.	4,415	163,443
NextEra Energy, Inc.	5,983	311,056
Northeast Utilities, Inc.	2,596	82,761
PPL Corp.	7,066	185,977
Pepco Holdings, Inc.	3,338	60,919
Pinnacle West Capital Corp.	1,616	66,983
Progress Energy, Inc.	4,176	181,573
The Southern Co.	12,121	463,386

		2,924,564

Electrical Equipment — 0.5%
Emerson Electric Co.	10,853	620,466
Rockwell Automation, Inc.	2,082	149,300
Roper Industries, Inc.	1,347	102,951

		872,717

Electronic Equipment, Instruments & Components — 0.6%
Agilent Technologies, Inc. (a)	5,053	209,346
Amphenol Corp., Class A	2,555	134,853
Corning, Inc.	22,488	434,468
Flir Systems, Inc. (a)	2,300	68,425
Jabil Circuit, Inc.	2,915	58,562
Molex, Inc.	2,063	46,872

		952,526

Energy Equipment & Services — 2.2%
Baker Hughes, Inc.	6,213	355,197
Cameron International Corp. (a)	3,524	178,773
Diamond Offshore Drilling, Inc.	1,035	69,210
FMC Technologies, Inc. (a)	1,724	153,281
Halliburton Co.	13,021	531,647
Helmerich & Payne, Inc.	1,575	76,356
Nabors Industries Ltd. (a)	4,097	96,116
National Oilwell Varco, Inc.	6,060	407,535
Rowan Cos., Inc. (a)	1,831	63,920
Schlumberger Ltd.	19,627	1,638,855

		3,570,890

Food & Staples Retailing — 2.4%
CVS Caremark Corp.	19,545	679,580
Costco Wholesale Corp.	6,221	449,218
The Kroger Co.	9,271	207,299
SUPERVALU, Inc.	2,952	28,428
SYSCO Corp.	8,337	245,108
Safeway, Inc.	5,479	123,223
Wal-Mart Stores, Inc.	28,182	1,519,855
Walgreen Co.	13,319	518,908
Whole Foods Market, Inc. (a)	2,161	109,325

		3,880,944

Food Products — 1.7%
Archer-Daniels-Midland Co.	9,136	274,811
Campbell Soup Co.	2,713	94,277
ConAgra Foods, Inc.	6,395	144,399
Dean Foods Co. (a)	2,700	23,868
General Mills, Inc.	9,245	329,030
H.J. Heinz Co.	4,633	229,148
The Hershey Co.	2,174	102,504
Hormel Foods Corp.	981	50,286
The J.M. Smucker Co.	1,714	112,524
Kellogg Co.	3,611	184,450

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Food Products (concluded)

Kraft Foods, Inc.	25,090	$790,586
McCormick & Co., Inc.	1,868	86,918
Mead Johnson Nutrition Co.	2,949	183,575
Sara Lee Corp.	9,201	161,109
Tyson Foods, Inc., Class A	4,251	73,202

		2,840,687

Gas Utilities — 0.1%
Nicor, Inc.	695	34,695
Oneok, Inc.	1,488	82,539

		117,234

Health Care Equipment & Supplies — 1.7%
Baxter International, Inc.	8,428	426,625
Becton Dickinson & Co.	3,322	280,775
Boston Scientific Corp. (a)	22,243	168,379
C.R. Bard, Inc.	1,344	123,339
CareFusion Corp. (a)	3,228	82,960
Dentsply International, Inc.	2,029	69,331
Hospira, Inc. (a)	2,442	135,995
Intuitive Surgical, Inc. (a)	577	148,722
Medtronic, Inc.	15,464	573,560
St. Jude Medical, Inc. (a)	4,944	211,356
Stryker Corp.	4,890	262,593
Varian Medical Systems, Inc. (a)	1,745	120,894
Zimmer Holdings, Inc. (a)	2,842	152,558

		2,757,087

Health Care Providers & Services — 1.9%
Aetna, Inc.	5,758	175,677
AmerisourceBergen Corp.	4,008	136,753
Cardinal Health, Inc.	5,064	194,002
Cigna Corp.	3,917	143,597
Coventry Health Care, Inc. (a)	2,110	55,704
DaVita, Inc. (a)	1,398	97,147
Express Scripts, Inc. (a)	7,433	401,754
Humana, Inc. (a)	2,447	133,949
Laboratory Corp. of America Holdings (a)	1,435	126,165
McKesson Corp.	3,642	256,324
Medco Health Solutions, Inc. (a)	5,975	366,088
Patterson Cos., Inc.	1,400	42,882
Quest Diagnostics, Inc.	2,016	108,803
Tenet Healthcare Corp. (a)	6,637	44,401
UnitedHealth Group, Inc.	15,825	571,441
WellPoint, Inc. (a)	5,664	322,055

		3,176,742

Health Care Technology — 0.1%
Cerner Corp. (a)	1,044	98,909

Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	6,229	287,219
Darden Restaurants, Inc.	2,029	94,227
International Game Technology	4,340	76,774
Marriott International, Inc., Class A	4,197	174,343
McDonald’s Corp.	15,092	1,158,462
Starbucks Corp.	10,659	342,474
Starwood Hotels & Resorts Worldwide, Inc.	2,737	166,355
Wyndham Worldwide Corp.	2,583	77,387
Wynn Resorts Ltd.	1,107	114,951
Yum! Brands, Inc.	6,800	333,540

		2,825,732

Household Durables — 0.4%
D.R. Horton, Inc.	4,200	50,106
Fortune Brands, Inc.	2,187	131,767
Harman International Industries, Inc. (a)	950	43,985
Leggett & Platt, Inc.	2,123	48,319
Lennar Corp., Class A	2,211	41,456
Newell Rubbermaid, Inc.	4,181	76,011
Pulte Group, Inc. (a)	4,799	36,088
Stanley Black & Decker, Inc.	2,426	162,227
Whirlpool Corp.	1,066	94,693

		684,652

Household Products — 2.2%
Clorox Co.	1,999	126,497
Colgate-Palmolive Co.	6,945	558,169
Kimberly-Clark Corp.	5,851	368,847
The Procter & Gamble Co.	40,266	2,590,312

		3,643,825

IT Services — 3.0%
Automatic Data Processing, Inc.	7,083	327,801
Cognizant Technology Solutions Corp. (a)	4,354	319,105
Computer Sciences Corp.	2,212	109,715
Fidelity National Information Services, Inc.	3,800	104,082
Fiserv, Inc. (a)	2,156	126,255
International Business Machines Corp.	17,872	2,622,895
MasterCard, Inc., Class A	1,402	314,202
Paychex, Inc.	4,622	142,866
SAIC, Inc. (a)	4,174	66,200
Teradata Corp. (a)	2,436	100,266
Total System Services, Inc.	2,186	33,621
Visa, Inc., Class A	7,011	493,434
The Western Union Co.	9,516	176,712

		4,937,154

Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (a)	9,306	113,347
Constellation Energy Group, Inc.	2,944	90,175
NRG Energy, Inc. (a)	3,615	70,637

		274,159

Industrial Conglomerates — 2.5%
3M Co.	10,286	887,682
General Electric Co.	153,267	2,803,253
Textron, Inc.	3,852	91,061
Tyco International Ltd.	7,043	291,862

		4,073,858

Insurance — 3.9%
ACE Ltd.	4,856	302,286
Aflac, Inc.	6,788	383,047
The Allstate Corp.	7,693	245,253
American International Group, Inc. (a)	2,024	116,623
Aon Corp.	4,773	219,606
Assurant, Inc.	1,513	58,281
Berkshire Hathaway, Inc. (a)	24,863	1,991,775
Chubb Corp.	4,388	261,700
Cincinnati Financial Corp.	2,417	76,595
Genworth Financial, Inc., Class A (a)	7,157	94,043
Hartford Financial Services Group, Inc.	6,329	167,655
Lincoln National Corp.	4,468	124,255
Loews Corp.	4,536	176,496
Marsh & McLennan Cos., Inc.	7,842	214,400
MetLife, Inc.	13,082	581,364
Principal Financial Group, Inc.	4,545	147,985
The Progressive Corp.	9,641	191,567
Prudential Financial, Inc.	6,990	410,383

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Insurance (concluded)

Torchmark Corp.	1,111	$66,371
The Travelers Cos., Inc.	6,457	359,719
Unum Group	4,475	108,385
XL Group Plc	4,654	101,550

		6,399,339

Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (a)	5,090	916,200
Expedia, Inc.	2,988	74,969
NetFlix, Inc. (a)	627	110,164
Priceline.com, Inc. (a)	709	283,281

		1,384,614

Internet Software & Services — 1.9%
Akamai Technologies, Inc. (a)	2,670	125,623
eBay, Inc. (a)	16,511	459,501
Google, Inc., Class A (a)	3,591	2,132,946
Monster Worldwide, Inc. (a)	1,971	46,575
VeriSign, Inc.	2,486	81,218
Yahoo! Inc. (a)	18,259	303,647

		3,149,510

Leisure Equipment & Products — 0.1%
Hasbro, Inc.	1,959	92,426
Mattel, Inc.	5,166	131,371

		223,797

Life Sciences Tools & Services — 0.4%
Life Technologies Corp. (a)	2,730	151,515
PerkinElmer, Inc.	1,650	42,603
Thermo Fisher Scientific, Inc. (a)	5,571	308,411
Waters Corp. (a)	1,320	102,577

		605,106

Machinery — 2.3%
Caterpillar, Inc.	9,136	855,678
Cummins, Inc.	2,827	310,998
Danaher Corp.	7,696	363,020
Deere & Co.	6,081	505,027
Dover Corp.	2,721	159,043
Eaton Corp.	2,431	246,771
Flowserve Corp.	806	96,091
Illinois Tool Works, Inc.	7,136	381,063
Ingersoll-Rand Plc	4,636	218,309
PACCAR, Inc.	5,270	302,604
Pall Corp.	1,673	82,947
Parker Hannifin Corp.	2,348	202,632
Snap-On, Inc.	841	47,584

		3,771,767

Media — 3.1%
CBS Corp., Class B	9,682	184,442
Cablevision Systems Corp., Class A	3,468	117,357
Comcast Corp., Class A	40,138	881,832
DIRECTV, Class A (a)	11,995	478,960
Discovery Communications, Inc., Class A (a)	4,052	168,968
Gannett Co., Inc.	3,360	50,702
Interpublic Group of Cos., Inc. (a)	6,954	73,851
The McGraw-Hill Cos., Inc.	4,448	161,952
Meredith Corp.	489	16,944
News Corp., Class A	32,902	479,053
Omnicom Group, Inc.	4,346	199,047
Scripps Networks Interactive	1,284	66,447
Time Warner Cable, Inc.	5,114	337,677
Time Warner, Inc.	15,697	504,973
Viacom, Inc., Class B	8,750	346,588
Walt Disney Co.	27,019	1,013,483
The Washington Post Co., Class B	83	36,479

		5,118,755

Metals & Mining — 1.3%
AK Steel Holding Corp.	1,700	27,829
Alcoa, Inc.	14,763	227,202
Allegheny Technologies, Inc.	1,463	80,728
Cliffs Natural Resources, Inc.	1,974	153,992
Freeport-McMoRan Copper & Gold, Inc., Class B	6,779	814,090
Newmont Mining Corp.	7,055	433,389
Nucor Corp.	4,580	200,696
Titanium Metals Corp. (a)	1,389	23,863
United States Steel Corp.	2,071	120,988

		2,082,777

Multi-Utilities — 1.3%
Ameren Corp.	3,533	99,595
CMS Energy Corp.	3,430	63,798
CenterPoint Energy, Inc.	6,197	97,417
Consolidated Edison, Inc.	4,190	207,698
DTE Energy Co.	2,486	112,665
Dominion Resources, Inc.	8,353	356,840
Integrys Energy Group, Inc.	1,152	55,884
NiSource, Inc.	4,130	72,771
PG&E Corp.	5,705	272,927
Public Service Enterprise Group, Inc.	7,313	232,627
SCANA Corp.	1,602	65,041
Sempra Energy	3,297	173,027
TECO Energy, Inc.	3,208	57,102
Wisconsin Energy Corp.	1,705	100,356
Xcel Energy, Inc.	6,747	158,892

		2,126,640

Multiline Retail — 0.8%
Big Lots, Inc. (a)	1,056	32,166
Family Dollar Stores, Inc.	1,821	90,522
JCPenney Co., Inc.	3,401	109,886
Kohl’s Corp. (a)	4,451	241,868
Macy’s, Inc.	6,080	153,824
Nordstrom, Inc.	2,428	102,899
Sears Holdings Corp. (a)	623	45,946
Target Corp.	10,187	612,544

		1,389,655

Office Electronics — 0.1%
Xerox Corp.	20,164	232,289

Oil, Gas & Consumable Fuels — 9.9%
Anadarko Petroleum Corp.	7,109	541,421
Apache Corp.	5,489	654,453
Cabot Oil & Gas Corp., Class A	1,463	55,375
Chesapeake Energy Corp.	9,308	241,170
Chevron Corp.	28,938	2,640,593
ConocoPhillips	21,135	1,439,294
Consol Energy, Inc.	3,213	156,602
Denbury Resources, Inc. (a)	5,759	109,939
Devon Energy Corp.	6,205	487,155
EOG Resources, Inc.	3,674	335,840
EQT Corp.	2,097	94,029
El Paso Corp.	10,309	141,852
Exxon Mobil Corp.	72,536	5,303,832
Hess Corp.	4,323	330,882

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)

Marathon Oil Corp.	10,277	$380,557
Massey Energy Co.	1,460	78,329
Murphy Oil Corp.	2,801	208,815
Newfield Exploration Co. (a)	1,933	139,389
Noble Energy, Inc.	2,542	218,815
Occidental Petroleum Corp.	11,662	1,144,042
Peabody Energy Corp.	3,883	248,434
Pioneer Natural Resources Co.	1,665	144,555
QEP Resources, Inc.	2,586	93,898
Range Resources Corp.	2,372	106,693
Southwestern Energy Co. (a)	5,030	188,273
Spectra Energy Corp.	9,252	231,208
Sunoco, Inc.	1,756	70,784
Tesoro Corp.	2,100	38,934
Valero Energy Corp.	8,071	186,602
Williams Cos., Inc.	8,468	209,329

		16,221,094

Paper & Forest Products — 0.1%
International Paper Co.	6,352	173,029
MeadWestvaco Corp.	2,434	63,673

		236,702

Personal Products — 0.2%
Avon Products, Inc.	6,231	181,073
The Estée Lauder Cos., Inc., Class A	1,636	132,025

		313,098

Pharmaceuticals — 5.5%
Abbott Laboratories	22,269	1,066,908
Allergan, Inc.	4,451	305,650
Bristol-Myers Squibb Co.	24,700	654,056
Eli Lilly & Co.	14,624	512,425
Forest Laboratories, Inc. (a)	4,106	131,310
Johnson & Johnson	39,505	2,443,384
King Pharmaceuticals, Inc. (a)	3,437	48,290
Merck & Co., Inc.	44,384	1,599,599
Mylan, Inc. (a)	6,271	132,506
Pfizer, Inc.	114,747	2,009,220
Watson Pharmaceuticals, Inc. (a)	1,813	93,642

		8,996,990

Professional Services — 0.1%
Dun & Bradstreet Corp.	728	59,761
Equifax, Inc.	1,803	64,187
Robert Half International, Inc.	2,085	63,801

		187,749

Real Estate Investment Trusts (REITs) — 1.5%
Apartment Investment & Management Co., Class A	1,636	42,274
AvalonBay Communities, Inc.	1,247	140,350
Boston Properties, Inc.	2,038	175,472
Equity Residential	4,103	213,151
HCP, Inc.	5,241	192,816
Health Care REIT, Inc.	2,099	99,996
Host Marriott Corp.	9,647	172,392
Kimco Realty Corp.	5,694	102,720
Plum Creek Timber Co., Inc.	2,364	88,532
ProLogis	8,070	116,531
Public Storage	1,991	201,927
Simon Property Group, Inc.	4,191	416,963
Ventas, Inc.	2,298	120,599
Vornado Realty Trust	2,317	193,076
Weyerhaeuser Co.	7,880	149,168

		2,425,967

Real Estate Management & Development — 0.1%
CB Richard Ellis Group, Inc. (a)	4,271	87,470

Road & Rail — 0.8%
CSX Corp.	5,384	347,860
Norfolk Southern Corp.	5,229	328,486
Ryder System, Inc.	727	38,269
Union Pacific Corp.	7,006	649,176

		1,363,791

Semiconductors & Semiconductor Equipment — 2.5%
Advanced Micro Devices, Inc. (a)	8,626	70,561
Altera Corp.	4,510	160,466
Analog Devices, Inc.	4,375	164,806
Applied Materials, Inc.	19,108	268,467
Broadcom Corp., Class A	6,563	285,819
First Solar, Inc. (a)	791	102,941
Intel Corp.	80,175	1,686,080
KLA-Tencor Corp.	2,440	94,282
LSI Corp. (a)	8,996	53,886
Linear Technology Corp.	3,278	113,386
MEMC Electronic Materials, Inc. (a)	3,179	35,795
Microchip Technology, Inc.	2,755	94,248
Micron Technology, Inc. (a)	12,028	96,465
National Semiconductor Corp.	3,387	46,605
Novellus Systems, Inc. (a)	1,277	41,273
Nvidia Corp. (a)	8,559	131,809
Teradyne, Inc. (a)	2,638	37,037
Texas Instruments, Inc.	16,641	540,832
Xilinx, Inc.	3,708	107,458

		4,132,216

Software — 4.0%
Adobe Systems, Inc. (a)	7,321	225,340
Autodesk, Inc. (a)	3,261	124,570
BMC Software, Inc. (a)	2,561	120,725
CA, Inc.	5,607	137,035
Citrix Systems, Inc. (a)	2,712	185,528
Compuware Corp. (a)	2,992	34,917
Electronic Arts, Inc. (a)	4,893	80,147
Intuit, Inc. (a)	4,043	199,320
McAfee, Inc. (a)	2,181	101,002
Microsoft Corp. (b)	108,301	3,023,764
Novell, Inc. (a)	5,361	31,737
Oracle Corp.	55,649	1,741,814
Red Hat, Inc. (a)	2,741	125,127
Salesforce.com, Inc. (a)	1,705	225,060
Symantec Corp. (a)	11,094	185,714

		6,541,800

Specialty Retail — 1.9%
Abercrombie & Fitch Co., Class A	1,251	72,095
AutoNation, Inc. (a)	978	27,580
AutoZone, Inc. (a)	394	107,400
Bed Bath & Beyond, Inc. (a)	3,762	184,902
Best Buy Co., Inc.	4,516	154,854
CarMax, Inc. (a)	3,192	101,761
GameStop Corp., Class A (a)	2,107	48,208
The Gap, Inc.	6,207	137,423
Home Depot, Inc.	23,576	826,574

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Specialty Retail (concluded)

Limited Brands, Inc.	3,878	$119,171
Lowe’s Cos., Inc.	19,532	489,862
O’Reilly Automotive, Inc. (a)	1,993	120,417
RadioShack Corp.	1,665	30,786
Ross Stores, Inc.	1,744	110,308
Staples, Inc.	10,344	235,533
TJX Cos., Inc.	5,638	250,271
Tiffany & Co.	1,814	112,958
Urban Outfitters, Inc. (a)	1,838	65,819

		3,195,922

Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	4,291	237,335
Nike, Inc., Class B	5,501	469,895
Polo Ralph Lauren Corp.	931	103,267
VF Corp.	1,238	106,691

		917,188

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	7,743	98,646
People’s United Financial, Inc.	5,442	76,242

		174,888

Tobacco — 1.6%
Altria Group, Inc.	30,058	740,028
Lorillard, Inc.	2,128	174,624
Philip Morris International, Inc.	26,101	1,527,691
Reynolds American, Inc.	4,868	158,794

		2,601,137

Trading Companies & Distributors — 0.1%
Fastenal Co.	2,079	124,553
W.W. Grainger, Inc.	818	112,974

		237,527

Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A (a)	5,763	297,601
MetroPCS Communications, Inc. (a)	3,961	50,028
Sprint Nextel Corp. (a)	43,092	182,279

		529,908

Total Long-Term Investments (Cost — $94,769,778) — 100.2%		164,462,364

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (c)(d)	995,214	995,214

Total Short-Term Securities (Cost — $995,214) — 0.6%		995,214

Total Investments (Cost — $95,764,992*) — 100.8%		165,457,578
Liabilities in Excess of Other Assets — (0.8)%		(1,294,749)

Net Assets — 100.0%		$164,162,829

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$103,396,405

Gross unrealized appreciation	$72,880,270
Gross unrealized depreciation	(10,819,097)

Net unrealized appreciation	$62,061,173

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(c)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/Beneficial		Shares/Beneficial
	Interest Held		Interest Held
	at December 31,		at December 31,
Affiliate	2009	Net Activity	2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	713,028	282,186	995,214	$1,731
BlackRock Liquidity Series, LLC Money Market Series	$206,975	$(206,975)	—	$2,943

(d)	Represents the current yield as of report date.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Appreciation

19	S&P 500 E Mini	Chicago Mercantile	March 2011	$1,180,158	$10,191

   • Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Schedule of Investments December 31, 2010 (concluded)

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$164,462,364	—	—	$164,462,364
Short-Term Securities	995,214	—	—	995,214

Total	$165,457,578	—	—	$165,457,578

[1]	See above Schedule of Investments for values in each industry.

	Derivative Financial Instruments[2]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Equity contracts	$10,191	—	—	$10,191

[2]	Derivative financial instruments are financial futures contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets
Investments at value—unaffiliated (cost—$94,769,778)	$164,462,364
Investments at value—affiliated (cost—$995,214)	995,214
Dividends receivable	193,174
Capital shares sold receivable	4,658
Securities lending income receivable—affiliated	195
Prepaid expenses	15,427

Total assets	165,671,032

Liabilities
Capital shares redeemed payable	1,422,052
Investment advisory fees payable	41,514
Margin variation payable	1,435
Other affiliates payable	714
Officer’s and Directors’ fees payable	331
Distribution fees payable	69
Other accrued expenses payable	42,088

Total liabilities	1,508,203

Net Assets	$164,162,829

Net Assets Consist of
Paid-in capital	$101,551,117
Undistributed net investment income	42,087
Accumulated net realized loss	(7,133,152)
Net unrealized appreciation/depreciation	69,702,777

Net Assets	$164,162,829

Net Asset Value
Class I— Based on net assets of $163,308,062 and 11,250,854 shares outstanding, 100 million shares authorized, $0.10 par value	$14.52

Class II— Based on net assets of $854,767 and 59,195 shares outstanding, 100 million shares authorized, $0.10 par value	$14.44

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income
Dividends—unaffiliated	$3,202,259
Securities lending—affiliated	2,943
Dividends—affiliated	1,731

Total income	3,206,933

Expenses
Investment advisory	468,039
Distribution—Class II	1,960
Professional	43,343
Accounting services	39,547
Custodian	32,563
Officer and Directors	21,810
Printing	20,316
Registration	18,130
Transfer agent—Class I	4,908
Transfer agent—Class II	92
Miscellaneous	15,006

Total expenses	665,714
Less fees waived by advisor	(862)

Total expenses after fees waived	664,852

Net investment income	2,542,081

Realized and Unrealized Gain
Net realized gain from:
Investments	4,428,537
Financial futures contracts	301,981

4,730,518

Net change in unrealized appreciation/depreciation on:
Investments	14,054,740
Financial futures contracts	1,420

14,056,160

Total realized and unrealized gain	18,786,678

Net Increase in Net Assets Resulting from Operations	$21,328,759

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations
Net investment income	$2,542,081	$2,767,866
Net realized gain	4,730,518	933,884
Net change in unrealized appreciation/depreciation	14,056,160	30,582,191

Net increase in net assets resulting from operations	21,328,759	34,283,941

Dividends and Distributions to Shareholders From
Net investment income:
Class I	(2,501,313)	(2,800,063)
Class II	(6,538)	(39,326)
Net realized gain:
Class I	(4,684,505)	(1,053,974)
Class II	(15,577)	(16,176)

Decrease in net assets resulting from dividends and distributions to shareholders	(7,207,933)	(3,909,539)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(11,401,117)	(14,957,256)

Net Assets
Total increase in net assets	2,719,709	15,417,146
Beginning of year	161,443,120	146,025,974

End of year	$164,162,829	$161,443,120

Undistributed net investment income	$42,087	$7,857

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance
Net asset value, beginning of year	$13.24	$10.75	$18.60	$17.97	$15.81

Net investment income[1]	0.22	0.24	0.30	0.31	0.26
Net realized and unrealized gain (loss)	1.72	2.58	(7.23)	0.66	2.19

Net increase (decrease) from investment operations	1.94	2.82	(6.93)	0.97	2.45

Dividends and distributions from:
Net investment income	(0.23)	(0.24)	(0.33)	(0.34)	(0.29)
Net realized gain	(0.43)	(0.09)	(0.59)	—	—

Total dividends and distributions	(0.66)	(0.33)	(0.92)	(0.34)	(0.29)

Net asset value, end of year	$14.52	$13.24	$10.75	$18.60	$17.97

Total Investment Return[2]
Based on net asset value	14.70%	26.19%	(37.22)%	5.38%	15.49%

Ratios to Average Net Assets
Total expenses	0.43%	0.43%	0.43%	0.39%	0.40%

Total expenses after fees waived	0.42%	0.43%	0.43%	0.39%	0.40%

Net investment income	1.63%	1.92%	1.88%	1.66%	1.58%

Supplemental Data
Net assets, end of year (000)	$163,308	$159,036	$143,897	$282,113	$341,200

Portfolio turnover	5%	5%	4%	10%	4%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights (concluded)

	Class II
	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance
Net asset value, beginning of year	$13.12	$10.66	$18.46	$17.97	$15.80

Net investment income[1]	0.18	0.21	0.27	0.28	0.26
Net realized and unrealized gain (loss)	1.75	2.56	(7.17)	0.54	2.20

Net increase (decrease) from investment operations	1.93	2.77	(6.90)	0.82	2.46

Dividends and distributions from:
Net investment income	(0.18)	(0.22)	(0.31)	(0.33)	(0.29)
Net realized gain	(0.43)	(0.09)	(0.59)	—	—

Total dividends and distributions	(0.61)	(0.31)	(0.90)	(0.33)	(0.29)

Net asset value, end of year	$14.44	$13.12	$10.66	$18.46	$17.97

Total Investment Return[2]
Based on net asset value	14.73%	25.96%	(37.33)%	4.55%	15.56%

Ratios to Average Net Assets
Total expenses	0.58%	0.58%	0.58%	0.54%	0.39%

Total expenses after fees waived	0.58%	0.58%	0.58%	0.54%	0.39%

Net investment income	1.39%	1.76%	1.79%	1.42%	1.59%

Supplemental Data
Net assets, end of year (000)	$855	$2,407	$2,129	$1,698	$1

Portfolio turnover	5%	5%	4%	10%	4%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock S&P 500 Index V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:

Fair Value of Derivative Instruments as of
December 31, 2010

	Asset Derivatives
	Statement of Assets and
	Liabilities Location	Value

Equity contracts	Net unrealized appreciation*	$10,191

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments in the
Statement of Operations
Year Ended December 31, 2010

Net Realized Gain from
Financial Futures Contracts

Equity contracts	$301,981

Net Change in Unrealized
Appreciation/Depreciation on
Financial Futures Contracts

Equity contracts	$1,420

For the year ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:

Average number of contracts purchased	22

Average notional value of contracts purchased	$1,265,780

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s average daily net assets:

Portion of average daily value of net assets	Rate

Not exceeding $500 million	0.300%

In excess of $500 million, but not exceeding $1 billion	0.275%

In excess of $1 billion	0.250%

The management fee reductions for assets exceeding $500 million are voluntary and may be terminated by the Manager without notice at any time.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class II Shares and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the Manager $2,884 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% based upon the average daily net assets attributable to Class II.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent—class specific in the Statements of Operations.

The Company received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2010, BIM received $697 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2010, were $7,648,903 and $22,832,930, respectively.

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

6.  Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$2,825,296	$3,012,644

Long-term capital gains	4,382,637	896,895

Total distributions	$7,207,933	$3,909,539

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

As of December 31, 2010, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$80,180

Undistributed net long-term capital gains	478,699

Net unrealized gains*	62,052,833

Total	$62,611,712

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral on straddles, the realization for tax purposes of unrealized gains (losses) on certain future contracts and options and the treatment of certain security lending transactions.

7.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	703,726	$9,545,858

Shares issued to shareholders in reinvestment of dividends and distributions	499,349	7,185,818

Total issued	1,203,075	16,731,676

Shares redeemed	(1,966,255)	(26,643,523)

Net decrease	(763,180)	$(9,911,847)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	987,845	$11,820,019

Shares issued to shareholders in reinvestment of dividends and distributions	290,649	3,854,037

Total issued	1,278,494	15,674,056

Shares redeemed	(2,653,784)	(30,417,122)

Net decrease	(1,375,290)	$(14,743,066)

Class II Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	34,538	$488,362

Shares issued to shareholders in reinvestment of dividends and distributions	1,544	22,115

Total issued	36,082	510,477

Shares redeemed	(160,364)	(1,999,747)

Net decrease	(124,282)	$(1,489,270)

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	27,397	$263,055

Shares issued to shareholders in reinvestment of dividends and distributions	4,228	55,502

Total issued	31,625	318,557

Shares redeemed	(47,933)	(532,747)

Net decrease	(16,308)	$(214,190)

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock S&P 500 Index V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock S&P 500 Index V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock S&P 500 Index V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 18, 2011

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

December 31, 2010

Annual Report

BlackRock Total Return V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2010, the Fund’s Class I shares outperformed the benchmark, the Barclays Capital US Aggregate Bond Index.

What factors influenced performance?

•	The Fund’s strong relative performance for the period is attributable to its overweight in non-government spread sectors, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment-grade credit. The Fund’s allocation to high-yield corporate credit and non-agency residential mortgage-backed securities (MBS) (which are not represented in the benchmark index), also benefited performance as they broadly rallied during the year.

•	Conversely, duration positioning was a detractor during the end of the period.

Describe recent portfolio activity.

•	During the course of the period, we made some asset allocation shifts within the portfolio. Most notably, we reduced exposure to government sectors, including agency debt as well as lower-beta credit sectors (sectors with lower sensitivity to market volatility), including investment-grade corporate credit. Correspondingly, we added exposure to higher-beta sectors (sectors with higher sensitivity to market volatility), including high-yield corporate credit and CMBS.

Describe Fund positioning at period end.

•	At period end, the Fund remained underweight in government-related sectors in favor of non-government spread sectors. Within the government sectors, the Fund is underweight in Treasuries, agency debentures and FDIC-guaranteed debt, while overweight in non-government spread sectors, including CMBS, ABS and investment-grade corporate debt. The Fund also holds allocations outside of the benchmark index to non-agency residential MBS and high-yield corporate credit. We believe spread sectors will continue to benefit from both monetary and fiscal policy support and gradually improving economic conditions. At the end of the period, the Fund’s duration was short relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund, under normal circumstances, invests at least 80%, and typically 90% or more, of its net assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks, and government obligations.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index is a widely recognized market-weighted index comprised of investment grade corporate bonds, rated BBB or better, mortgages and US Treasury and government agency issues with at least one year to maturity.
Performance Summary as of December 31, 2010

	Standardized	6-Month	Average Annual Total Returns
	30-Day Yield	Total Returns	1 Year		5 Years		10 Years

Class I Shares[4]	3.93%	2.43%	9.69%		4.20%		4.83%

Class III Shares[4]	—	2.30 [5]	9.42	[5]	3.94	[5]	4.57	[5]

Barclays Capital US Aggregate Bond Index	—	1.15	6.54		5.80		5.84

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The returns for Class III Shares, which have not recommenced operations as of the date of this report, are based upon performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Fund Information as of December 31, 2010

Percent of
Portfolio Composition	Long-Term Investments

U.S. Government Sponsored Agency Securities	54%
Corporate Bonds	17
U.S. Treasury Obligations	12
Non-Agency Mortgage-Backed Securities	12
Asset-Backed Securities	4
Taxable Municipal Bonds	1

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings or issuance of short-term debt or through other techniques, including entering into reverse repurchase agreements and dollar rolls. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage.

The use of leverage may enhance opportunities for increased returns to the Fund, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce investment returns.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including swaps, options, financial futures contracts, and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other fund’s shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Including Interest Expense
	Actual			Hypothetical[2]
	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	July 1, 2010	December 31, 2010	Period[1]	July 1, 2010	December 31, 2010	Period[1]	Ratio

Class I	$1,000.00	$1,023.40	$3.62	$1,000.00	$1,021.62	$3.62	0.71%

	Excluding Interest Expense

Class I	$1,000.00	$1,023.40	$3.26	$1,000.00	$1,021.97	$3.26	0.64%

[1]	Expenses are equal to the expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

	Par
Asset-Backed Securities	(000)		Value

321 Henderson Receivables I LLC (a):
Series 2010-1A, Class A, 5.56%, 7/15/59	USD	707	$730,911
Series 2010-2A, Class A, 4.07%, 1/15/48		487	477,562
Series 2010-3A, Class A, 3.82%, 12/15/48		497	488,532
ACE Securities Corp. (b):
Series 2003-OP1, Class A2, 0.62%, 12/25/33		122	101,292
Series 2005-ASP1, Class M1, 0.94%, 9/25/35		2,000	570,082
Bear Stearns Asset-Backed Securities Trust (b):
Series 2005-4, Class A, 0.59%, 1/25/36		79	78,143
Series 2006-HE8, Class 1A1, 0.33%, 10/25/36		35	35,387
Capital One Multi-Asset Execution Trust, Series 2006-A5, Class A5, 0.32%, 1/15/16 (b)		190	188,357
Citibank Omni Master Trust (a):
Series 2009-A8, Class A8, 2.36%, 5/16/16 (b)		1,440	1,457,846
Series 2009-A12, Class A12, 3.35%, 8/15/16		330	337,426
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.57%, 9/25/33		172	144,560
Series 2004-5, Class A, 0.71%, 10/25/34		249	213,975
Series 2004-13, Class AF4, 4.58%, 1/25/33		954	953,155
Series 2007-1, Class 2A1, 0.31%, 7/25/37		821	796,000
Ford Credit Floorplan Master Owner Trust, Series 2006-4, Class B, 0.81%, 6/15/13 (b)		185	183,054
Lehman XS Trust, Series 2005-5N, Class 3A2, 0.62%, 11/25/35 (b)		715	322,070
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.56%, 12/25/34 (b)		155	141,189
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.52%, 6/25/35 (b)		487	463,990
Option One Mortgage Loan Trust, Series 2003-4, Class A2, 0.58%, 7/25/33 (b)		396	322,538
RAAC, Series 2005-SP2, Class 2A, 0.56%, 6/25/44 (b)		1,352	1,063,307
Residential Asset Securities Corp., Series 2003-KS5, Class AIIB, 0.55%, 7/25/33 (b)		165	103,468
SLC Student Loan Trust, Series 2006-A, Class A4, 0.41%, 1/15/19 (b)		250	238,682
SLM Student Loan Trust (b):
Series 2008-5, Class A3, 1.59%, 1/25/18		700	719,435
Series 2008-5, Class A4, 1.99%, 7/25/23	USD	1,890	1,965,764
Series 2010-C, Class A1, 1.91%, 12/15/17 (a)		495	495,456
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		460	461,417
Series 2010-2, Class C, 3.89%, 7/17/17		540	551,713
Series 2010-A, Class A2, 1.37%, 8/15/13 (a)		470	471,765
Series 2010-A, Class A3, 1.83%, 11/17/14 (a)		370	373,807
Series 2010-A, Class A4, 2.39%, 6/15/17 (a)		190	193,205
Series 2010-B, Class B, 0.02%, 9/15/14 (a)		370	369,897
Series 2010-B, Class C, 0.03%, 10/17/16 (a)		390	389,285
Structured Asset Securities Corp., Series 2004-23XS, Class 2A1, 0.56%, 1/25/35 (b)		473	343,802

Total Asset-Backed Securities — 8.4%			15,747,072

Corporate Bonds

Aerospace & Defense — 0.0%
L-3 Communications Corp., 5.88%, 1/15/15		70	71,313

Airlines — 0.3%
Continental Airlines, Inc., Series 2002-1, 6.56%, 8/15/13		600	615,000

Auto Components — 0.1%
BorgWarner Inc., 4.63%, 9/15/20		140	138,217

Beverages — 0.9%
Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12		1,715	1,769,558

Capital Markets — 2.3%
CDP Financial, Inc., 3.00%, 11/25/14 (a)		1,165	1,184,230
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		600	649,331
3.70%, 8/01/15		440	448,321
5.38%, 3/15/20		440	454,679
6.00%, 6/15/20		320	345,812
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (c)(d)		1,025	103
Morgan Stanley:
2.79%, 5/14/13 (b)		1,070	1,108,817
6.25%, 8/28/17		115	123,874

			4,315,167

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

EUR	Euro	GO	General Obligation Bonds
EURIBOR	Euro Interbank Offered Rate	LIBOR	London InterBank Offered Rate
GBP	British Pound	RB	Revenue Bonds
		USD	US Dollar

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Chemicals — 0.3%
CF Industries, Inc., 7.13%, 5/01/20	USD	490	$536,550
The Dow Chemical Co., 4.25%, 11/15/20		95	91,000

			627,550

Commercial Banks — 7.9%
BNP Paribas Home Loan Covered Bonds SA, 2.20%, 11/02/15 (a)		1,645	1,575,450
Bank of Nova Scotia, 1.65%, 10/29/15 (a)		2,535	2,436,143
Corporacion Andina de Fomento, 6.88%, 3/15/12		810	861,544
Discover Bank, 8.70%, 11/18/19 (a)		450	529,701
DnB NOR Boligkreditt, 2.10%, 10/14/15 (a)		2,120	2,016,114
Eksportfinans ASA:
1.88%, 4/02/13		1,620	1,638,884
3.00%, 11/17/14		890	918,413
2.00%, 9/15/15		1,295	1,264,723
5.50%, 5/25/16		700	787,903
Royal Bank of Canada, 3.13%, 4/14/15 (a)		2,040	2,089,590
Sparebanken 1 Boligkreditt, 1.25%, 10/25/13 (a)		830	824,429

			14,942,894

Commercial Services & Supplies — 0.1%
RR Donnelley & Sons Co., 7.63%, 6/15/20		88	94,258

Consumer Finance — 0.5%
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		210	220,708
SLM Corp., 5.40%, 10/25/11		625	636,028

			856,736

Containers & Packaging — 0.7%
Ball Corp.:
7.13%, 9/01/16		175	188,562
7.38%, 9/01/19		175	188,125
Crown Americas LLC, 7.63%, 5/15/17		348	374,100
Owens-Brockway Glass Container, Inc., 7.38%, 5/15/16		490	520,625

			1,271,412

Diversified Financial Services — 3.1%
Ally Financial Inc., 8.00%, 3/15/20		460	502,550
Bank of America Corp., 5.63%, 7/01/20		315	321,140
Citigroup, Inc.:
4.75%, 5/19/15		200	209,420
5.38%, 8/09/20		465	483,138
FCE Bank Plc:
7.88%, 2/15/11	GBP	300	468,896
7.13%, 1/15/13	EUR	100	139,644
General Electric Capital Corp., 6.15%, 8/07/37	USD	440	463,800
JPMorgan Chase & Co.:
0.94%, 2/26/13 (b)		330	331,357
2.60%, 1/15/16		365	354,149
JPMorgan Chase Bank NA:
6.00%, 7/05/17		805	873,107
Series BKNT, 6.00%, 10/01/17		745	825,879
Novus USA Trust, 11/18/11 (a)(b)		460	460,000
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (a)		475	502,313

			5,935,393

Diversified Telecommunication Services — 1.1%
AT&T Inc., 6.50%, 9/01/37	USD	390	420,596
Frontier Communications Corp., 8.25%, 4/15/17		97	106,457
Qwest Communications International, Inc.:
7.50%, 2/15/14		100	101,250
Series B, 7.50%, 2/15/14		40	40,500
Telefonica Emisiones SAU, 4.95%, 1/15/15		700	724,979
Verizon Communications, Inc., 8.75%, 11/01/18		486	634,627

			2,028,409

Electric Utilities — 0.4%
Florida Power & Light Co., 5.95%, 2/01/38		375	415,536
Southern California Edison Co., Series 08-A, 5.95%, 2/01/38		225	247,578

			663,114

Energy Equipment & Services — 0.1%
Pride International, Inc., 6.88%, 8/15/20		200	207,500

Food Products — 0.5%
Kraft Foods, Inc.:
6.50%, 8/11/17		335	389,964
5.38%, 2/10/20		395	425,126
6.50%, 2/09/40		125	140,079

			955,169

Health Care Equipment & Supplies — 0.2%
CareFusion Corp., 6.38%, 8/01/19		325	367,182

Health Care Providers & Services — 0.8%
HCA, Inc.:
8.50%, 4/15/19		480	525,600
7.25%, 9/15/20		495	517,275
Tenet Healthcare Corp.:
9.00%, 5/01/15		150	166,500
8.88%, 7/01/19		320	361,600

			1,570,975

Hotels, Restaurants & Leisure — 0.1%
MGM Mirage, 13.00%, 11/15/13		157	185,653

Insurance — 2.2%
Hartford Life Global Funding Trusts, 0.48%, 6/16/14 (b)		685	665,178
Lincoln National Corp., 7.00%, 6/15/40		180	195,745
Manulife Financial Corp., 3.40%, 9/17/15		420	411,403
MetLife, Inc., 5.88%, 2/06/41		125	131,791
Metropolitan Life Global Funding I (a):
2.50%, 1/11/13		1,515	1,548,088
5.13%, 4/10/13		875	942,128
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		295	345,150

			4,239,483

Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 5.00%, 1/15/21		75	74,294

Machinery — 0.1%
Navistar International Corp., 3.00%, 10/15/14 (e)		120	160,200

Media — 3.2%
CBS Corp., 8.88%, 5/15/19		270	339,682
CCH II LLC, 13.50%, 11/30/16		710	846,675

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)		Value

Media (concluded)

Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	USD	117	$127,238
Series B, 9.25%, 12/15/17		468	512,460
Comcast Corp.:
6.45%, 3/15/37		349	372,894
6.40%, 3/01/40		125	133,983
Cox Communications, Inc., 8.38%, 3/01/39 (a)		475	615,558
DIRECTV Holdings LLC, 6.00%, 8/15/40		130	130,511
Discovery Communications LLC, 3.70%, 6/01/15		270	279,541
NBC Universal, Inc. (a):
5.15%, 4/30/20		390	404,283
4.38%, 4/01/21		420	407,655
News America Holdings, Inc., 9.25%, 2/01/13		330	380,323
News America, Inc., 6.40%, 12/15/35		250	268,601
Rainbow National Services LLC, 10.38%, 9/01/14 (a)		490	508,375
Time Warner Cable, Inc.:
5.00%, 2/01/20		190	195,536
5.88%, 11/15/40		240	237,446
Time Warner, Inc.:
4.70%, 1/15/21		110	111,999
6.10%, 7/15/40		80	83,943

			5,956,703

Metals & Mining — 0.6%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		150	156,000
Cliffs Natural Resources, Inc., 4.80%, 10/01/20		250	244,277
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (a)		137	129,948
Teck Resources Ltd., 10.75%, 5/15/19		465	604,500

			1,134,725

Multiline Retail — 0.3%
Dollar General Corp., 11.88%, 7/15/17 (f)		415	480,362

Oil, Gas & Consumable Fuels — 4.3%
Arch Coal, Inc., 7.25%, 10/01/20		490	516,950
BP Capital Markets Plc, 3.13%, 3/10/12		915	935,625
Canadian Natural Resources, Ltd., 6.50%, 2/15/37		360	409,499
Cenovus Energy, Inc., 6.75%, 11/15/39		335	390,273
Chesapeake Energy Corp., 6.63%, 8/15/20		700	689,500
Consol Energy, Inc. (a):
8.00%, 4/01/17		289	307,785
8.25%, 4/01/20		186	200,880
Enterprise Products Operating LLC, 6.13%, 10/15/39		275	286,222
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		550	580,154
Nexen, Inc., 6.40%, 5/15/37		410	397,242
Peabody Energy Corp., 6.50%, 9/15/20		660	704,550
Petrobras International Finance Co.:
5.88%, 3/01/18		45	47,917
5.75%, 1/20/20		1,055	1,094,634
Petrohawk Energy Corp., 7.25%, 8/15/18		499	503,990
Rockies Express Pipeline LLC, 3.90%, 4/15/15 (a)		390	385,746
Tennessee Gas Pipeline Co., 7.00%, 10/15/28	USD	135	142,754
Valero Energy Corp., 6.63%, 6/15/37		450	457,035

			8,050,756

Paper & Forest Products — 0.4%
Georgia-Pacific LLC, 8.25%, 5/01/16 (a)		460	519,225
International Paper Co., 7.30%, 11/15/39		205	233,586

			752,811

Pharmaceuticals — 0.1%
Teva Pharmaceutical Finance LLC, 3.00%, 6/15/15		270	274,719

Real Estate Investment Trusts (REITs) — 0.4%
Hospitality Properties Trust:
5.63%, 3/15/17		179	177,854
6.70%, 1/15/18		71	74,441
Kimco Realty Corp., 6.88%, 10/01/19		220	248,887
Mack-Cali Realty LP, 7.75%, 8/15/19		250	290,939

			792,121

Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		530	548,347

Thrifts & Mortgage Finance — 1.8%
Achmea Hypotheekbank NV, 3.20%, 11/03/14 (a)		790	821,935
MGIC Investment Corp., 5.38%, 11/01/15		450	430,875
The PMI Group Inc., 6.00%, 9/15/16		750	622,277
Radian Group, Inc.:
5.63%, 2/15/13		750	750,000
5.38%, 6/15/15		750	693,750

			3,318,837

Tobacco — 0.3%
Philip Morris International, Inc., 4.50%, 3/26/20		630	650,622

Wireless Telecommunication Services — 1.4%
Cricket Communications, Inc., 7.75%, 5/15/16		451	467,913
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		845	881,606
Vodafone Group Plc, 4.15%, 6/10/14		1,200	1,261,416

			2,610,935

Total Corporate Bonds — 34.8%			65,660,415

Foreign Agency Obligations

Hellenic Republic Government Bond, 4.60%, 9/20/40	EUR	90	63,309
Japan Finance Corp., 2.00%, 6/24/11	USD	585	589,400
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13		360	362,776
Mexico Government International Bond: 6.38%, 1/16/13		596	651,130
5.63%, 1/15/17		200	221,200

Total Foreign Agency Obligations — 1.0%			1,887,815

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Non-Agency Mortgage-Backed Securities	(000)		Value

Collateralized Mortgage Obligations — 8.6%
Adjustable Rate Mortgage Trust, Series 2005-7, Class 4A1, 5.44%, 10/25/35 (b)	USD	548	$497,198
Arkle Master Issuer Plc, Series 2010-1A, Class 2A, 1.53%, 5/17/60 (a)(b)		810	803,917
Chase Mortgage Finance Corp., Series 2005-A1, Class 1A1, 5.40%, 12/25/35 (b)		550	529,193
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.46%, 4/25/46 (b)		346	209,077
Series 2006-0A5, Class 3A1, 0.46%, 4/25/46 (b)		603	389,919
Series 2007-J3, Class A10, 6.00%, 7/25/37		1,514	1,261,893
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1, 6.00%, 10/25/21		301	251,597
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.52%, 8/25/35 (b)		342	324,807
Impac Secured Assets CMN Owner Trust, Series 2004-3 (b):
Class 1A4, 0.66%, 11/25/34		255	239,090
Class M1, 0.86%, 11/25/34		2,200	913,275
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		125	118,096
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		124	114,974
Morgan Stanley Mortgage Loan Trust, Series 2005-4, Class 5A3, 5.50%, 8/25/35		763	746,712
Residential Accredit Loans, Inc., Series 2006-Q02, Class A1, 0.48%, 2/25/46 (b)		455	193,063
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 2A1, 5.56%, 4/25/37 (b)		2,263	1,665,324
Structured Asset Securities Corp., Series 2005-GEL2, Class A, 0.54%, 4/25/35 (b)		174	153,460
Thornburg Mortgage Securities Trust, Series 2006-5, Class A1, 0.38%, 10/25/46 (b)		940	930,976
WaMu Mortgage Pass-Through Certificates, Series 2007-0A4, Class 1A, 1.10%, 5/25/47 (b)		385	253,749
Wells Fargo Mortgage- Backed Securities Trust:
Series 2005-AR16, Class 7A1, 5.26%, 10/25/35 (b)		573	564,348
Series 2006-AR2, Class 2A5, 3.43%, 3/25/36		1,693	1,457,072
Series 2006-AR3, Class A4, 5.50%, 3/25/36		2,072	1,813,578
Series 2006-AR4, Class 2A4, 5.66%, 4/25/36 (a)		400	364,646
Series 2006-AR12, Class 2A1, 5.94%, 9/25/36		438	401,432
Series 2006-AR15, Class A1, 5.43%, 10/25/36		2,259	2,040,065

			16,237,461

Commercial Mortgage-Backed Securities — 14.7%
Banc of America Commercial Mortgage, Inc.:
Series 2003-2, Class A3, 4.87%, 3/11/41 (b)	USD	2,800	2,916,992
Series 2006-3, Class A4, 5.89%, 7/10/44 (a)(b)		375	400,530
Series 2006-5, Class AM, 5.45%, 9/10/47		65	64,360
Series 2007-1, Class A4, 5.45%, 1/15/49		950	991,059
Series 2007-3, Class A4, 5.66%, 6/10/49 (a)(b)		820	841,605
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		70	70,629
Series 2007-PW18, Class A4, 5.70%, 6/11/50		450	468,872
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A1, 4.11%, 12/15/35		608	617,303
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4, 5.43%, 10/15/49		230	245,653
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.62%, 10/15/48		350	375,427
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3, 5.09%, 7/10/37 (b)		815	822,588
Extended Stay America Trust, Series 2010-ESHA (a):
Class A, 2.95%, 11/05/27		1,343	1,320,679
Class C, 4.86%, 11/05/27		395	387,152
First Union National Bank Commercial Mortgage:
Series 1999-C4, Class E, 7.71%, 12/15/31 (a)(b)		981	982,173
Series 2001-C2, Class B, 6.82%, 1/12/43		3,275	3,294,455
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, 5.29%, 11/10/45 (b)		110	109,552
Greenwich Capital Commercial Funding Corp.:
Series 2004-GG1, Class A5, 4.88%, 6/10/36		1,750	1,769,094
Series 2006-GG7, Class AM, 6.08%, 7/10/38 (b)		170	175,083
Series 2007-GG9, Class A4, 5.44%, 3/10/39		455	479,378
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB2, Class A3, 6.43%, 4/15/35		2,122	2,150,362
Series 2006-CB15, Class A3, 5.82%, 6/12/43		530	555,903
Series 2007-CB18, Class A3, 5.45%, 6/12/47		480	497,351
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AM,
5.90%, 6/15/38 (b)		80	83,108
Series 2006-C7, Class AM, 5.38%, 11/15/38		80	80,400
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		435	457,041

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
Non-Agency Mortgage-Backed Securities	(000)		Value

Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)	USD	290	$304,921
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		500	531,604
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.10%, 2/16/51 (a)(b)		860	909,880
Wachovia Bank Commercial Mortgage Trust (b):
Series 2005-C20, Class A6A, 5.11%, 7/15/42		2,480	2,586,362
Series 2005-C21, Class A3, 5.20%, 10/15/44		134	136,209
Series 2006-C26, Class A3, 6.01%, 6/15/45		1,970	2,137,978
Wachovia Bank Commercial Mortgage Trust (b) (concluded):
Series 2007-C33, Class A4, 5.90%, 2/15/51 (a)		940	975,602

			27,739,305

Total Non-Agency Mortgage-Backed Securities — 23.3%			43,976,766

Preferred Securities

Capital Trusts

Capital Markets — 0.1%
Goldman Sachs Capital II, 5.79%, (b)(g)		115	97,462
Lehman Brothers Holdings Capital Trust VII, 5.86%, (a)(c)(d)(g)		185	19

			97,481

Diversified Financial Services — 0.2%
JPMorgan Chase & Co., 7.90%, (b)(g)		455	483,661

Total Preferred Securities — 0.3%			581,142

Taxable Municipal Bonds

Board of Trustees of The Leland Stanford Junior University, 4.25%, 5/01/16		300	320,901
City of Chicago Illinois, RB, Build America Bonds, 6.40%, 1/01/40		150	145,861
Dallas Area Rapid Transit, RB, Build America Bonds, 6.00%, 12/01/44		170	178,109
Metropolitan Transportation Authority, RB, Build America Bonds, 7.34%, 11/15/39		430	476,535
New York State Dormitory Authority, RB, Build America Bonds, 5.63%, 3/15/39		350	342,653
Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29		255	266,452
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		640	649,184
Build America Bonds, 7.35%, 11/01/39		300	306,132
Build America Bonds, Various Purpose, 7.50%, 4/01/34		200	206,922
Various Purpose, Series 3, 5.45%, 4/01/15		1,575	1,662,712
University of California, RB, Build America Bonds, 5.95%, 5/15/45		235	218,353

Total Taxable Municipal Bonds — 2.5%			4,773,814

	Par
U.S. Government Sponsored Agency Securities	(000)		Value

Agency Obligations — 1.3%
Federal Home Loan Bank of Chicago, 5.63%, 6/13/16	USD	1,285	$1,391,447
Tennessee Valley Authority, 5.25%, 9/15/39		1,060	1,120,649

			2,512,096

Collateralized Mortgage Obligations — 0.5%
Freddie Mac Mortgage-Backed Securities, Series 3068, Class VA, 5.50%, 10/15/16		917	951,504

Federal Deposit Insurance Corporation Guaranteed — 0.8%
General Electric Capital Corp.:
2.00%, 9/28/12 (h)		1,100	1,123,592
2.13%, 12/21/12		445	457,209

			1,580,801

Interest Only Collateralized Mortgage Obligations — 1.5%
Fannie Mae Mortgage-Backed Securities (b):
Series 2006-82, Class SI, 6.17%, 9/25/36		2,893	369,120
Series 2008-1, Class CI, 6.04%, 2/25/38		1,918	225,617
Series 2009-70, Class SI, 6.19%, 9/25/36		2,787	353,570
Ginnie Mae Mortgage-Backed Securities (b):
Series 2006-69, Class SA, 6.54%, 12/20/36		486	69,066
Series 2007-9, Class BI, 6.56%, 3/20/37		1,205	167,668
Series 2009-16, Class SL, 7.08%, 1/20/37		1,442	205,047
Series 2009-66, Class US, 5.74%, 8/16/39		1,663	183,762
Series 2009-88, Class SK, 5.99%, 10/16/39		1,210	144,562
Series 2009-92, Class SL, 6.04%, 10/16/39		1,712	199,058
Series 2009-106, Class KS, 6.14%, 11/20/39		2,757	331,295
Series 2009-106, Class SL, 5.84%, 4/20/36		2,025	237,076
Series 2009-106, Class SU, 5.94%, 5/20/37		1,147	120,213
Series 2009-110, Class CS, 6.13%, 11/16/39		1,287	157,600

			2,763,654

Mortgage-Backed Securities — 106.2%
Fannie Mae Mortgage-Backed Securities:
3.32%, 12/01/40 (b)		485	492,010
3.50%, 1/15/26—1/13/41 (i)		1,600	1,548,750
4.00%, 12/01/15—1/01/41 (i)		36,500	36,397,517
4.50%, 1/15/26—1/15/41 (h)(i)		51,587	52,967,759
4.83%, 8/01/38 (b)		1,105	1,173,096
5.00%, 1/15/26—1/15/41 (i)		35,228	37,075,457
5.50%, 1/15/26—1/15/41 (h)(i)(j)		44,172	47,309,568
6.00%, 2/01/17—1/15/41 (i)		9,291	10,137,398
6.50%, 1/15/41 (i)		3,900	4,333,875

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Par
U.S. Government Sponsored Agency Securities	(000)		Value

Mortgage-Backed Securities (concluded)

Freddie Mac Mortgage-Backed Securities:
4.50%, 12/01/40—1/15/41 (i)	USD	7,600	$7,792,915
4.99%, 4/01/38 (b)		874	930,691
5.50%, 1/15/41 (i)		100	106,563

			200,265,599

Total U.S. Government Sponsored Agency Securities — 110.3%			208,073,654

U.S. Treasury Obligations

U.S. Treasury Bonds:
8.13%, 5/15/21 (h)		2,025	2,874,550
8.13%, 8/15/21 (j)		630	897,159
7.25%, 8/15/22		815	1,101,778
6.25%, 8/15/23 (h)		2,620	3,293,013
4.38%, 5/15/40		288	289,394
3.88%, 8/15/40 (h)		6,510	5,996,322
4.25%, 11/15/40		890	875,538
U.S. Treasury Notes:
0.88%, 2/29/12 (h)		9,090	9,142,904
0.38%, 10/31/12 (h)		6,600	6,579,890
0.50%, 11/30/12 (h)		5,540	5,532,859
0.50%, 10/15/13 (k)		855	845,448
1.25%, 10/31/15 (h)		4,205	4,069,649
1.38%, 11/30/15		202	196,303
2.25%, 11/30/17 (h)		1,425	1,385,701
2.63%, 8/15/20		3,025	2,867,842
2.63%, 11/15/20		2,078	1,960,138

Total U.S. Treasury Obligations — 25.4%			47,908,488

Total Long-Term Investments (Cost — $392,327,669) — 206.0%			388,609,166

Short-Term Securities

Borrowed Bond Agreements — 0.6%
Barclays Capital Inc.:
0.18%, Open		386	386,400
0.08%, Open		677	677,250

Total Short-Term Securities (Cost — $1,063,650) — 0.6%			1,063,650

	Notional
	Amount
Options Purchased	(000)

Over-the-Counter Call Swaptions Purchased — 1.7%
Receive a fixed rate of 4.22% and pay a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker Credit Suisse International		8,400	541,666
Receive a fixed rate of 3.65% and pay a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Credit Suisse International		5,200	150,582
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank NA		6,000	242,352
Receive a fixed rate of 3.12% and pay a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG	USD	1,600	20,702
Receive a fixed rate of 3.54% and pay a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		3,400	86,901
Receive a fixed rate of 3.63% and pay a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		1,700	49,548
Receive a fixed rate of 4.39% and pay a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		1,300	81,138
Receive a fixed rate of 5.71% and pay a floating rate based on 3-month LIBOR, Expires 5/25/12, Broker Deutsche Bank AG		10,000	1,466,420
Receive a fixed rate of 3.89% and pay a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		2,400	91,073
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		2,400	94,711
Receive a fixed rate of 3.70% and pay a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		2,600	80,782
Receive a fixed rate of 3.30% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA		2,100	41,345
Receive a fixed rate of 3.35% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker Citibank NA		2,100	43,858
Receive a fixed rate of 3.46% and pay a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		5,000	117,845
Receive a fixed rate of 3.88% and pay a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		1,400	49,020
Receive a fixed rate of 4.85% and pay a floating rate based on 3-month LIBOR, Expires 11/23/20, Broker UBS AG		1,100	64,133

			3,222,076

Over-the-Counter Put Swaptions — 1.2%
Pay a fixed rate of 4.22% and receive a floating rate based on 3-month LIBOR, Expires 4/29/11, Broker Credit Suisse International		8,400	58,943
Pay a fixed rate of 4.02% and receive a floating rate based on 3-month LIBOR, Expires 5/05/11, Broker Credit Suisse International		5,200	56,503
Pay a fixed rate of 4.15% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Deutsche Bank AG		6,200	56,848
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 5/19/11, Broker JPMorgan Chase Bank NA		6,000	97,938

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Purchased	(000)		Value

Over-the-Counter Put Swaptions (concluded)

Pay a fixed rate of 3.12% and receive a floating rate based on 3-month LIBOR, Expires 11/08/11, Broker Deutsche Bank AG	USD	1,600	$114,426
Pay a fixed rate of 3.54% and receive a floating rate based on 3-month LIBOR, Expires 12/01/11, Broker Citibank NA		3,400	174,658
Pay a fixed rate of 3.63% and receive a floating rate based on 3-month LIBOR, Expires 12/02/11, Broker Deutsche Bank AG		1,700	79,919
Pay a fixed rate of 4.39% and receive a floating rate based on 3-month LIBOR, Expires 5/08/12, Broker Citibank NA		1,300	43,845
Pay a fixed rate of 5.71% and receive a floating rate based on 3-month LIBOR, Expires 5/25/12, Broker Deutsche Bank AG		10,000	110,730
Pay a fixed rate of 3.89% and receive a floating rate based on 3-month LIBOR, Expires 7/09/12, Broker Goldman Sachs Bank USA		2,400	137,359
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, Expires 7/16/12, Broker Goldman Sachs Bank USA		2,400	134,709
Pay a fixed rate of 3.70% and receive a floating rate based on 3-month LIBOR, Expires 8/03/12, Broker Credit Suisse International		2,600	176,730
Pay a fixed rate of 3.30% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker JPMorgan Chase Bank NA		2,100	202,282
Pay a fixed rate of 3.35% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker Citibank NA		2,100	196,243
Pay a fixed rate of 3.46% and receive a floating rate based on 3-month LIBOR, Expires 10/22/12, Broker UBS AG		5,000	437,890
Pay a fixed rate of 3.88% and receive a floating rate based on 3-month LIBOR, Expires 10/28/13, Broker Deutsche Bank AG		1,400	127,004
Pay a fixed rate of 4.85% and receive a floating rate based on 3-month LIBOR, Expires 11/23/20, Broker UBS AG		1,100	74,178

			2,280,205

Total Options Purchased (Cost — $4,891,633) — 2.9%			5,502,281

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $398,282,952*) — 209.5%			395,175,097

	Par
Borrowed Bonds	(000)

U.S. Treasury Notes:
1.25% 9/30/15		384	(372,570)
1.38% 11/30/15		700	(680,258)

Total Borrowed Bonds (Proceeds — $1,066,216) — (0.6)%			(1,052,828)

	Par
TBA Sale Commitments (i)	(000)		Value

Fannie Mae Mortgage-Backed Securities:
3.50%, 1/15/26—1/13/41	USD	1,200	$(1,146,000)
4.00%, 2/01/15—1/1/41		10,600	(10,545,074)
4.50%, 1/15/26—1/15/41		46,300	(47,500,102)
5.00%, 1/15/26—1/15/41		34,000	(35,729,750)
5.50%, 1/15/26—1/15/41		33,100	(35,400,586)
6.00%, 2/01/17—1/15/41		2,000	(2,173,375)
Freddie Mac Mortgage-Backed Securities,
4.50%, 12/01/40—1/15/41		7,600	(7,772,720)

Total TBA Sale Commitments (Proceeds — $140,684,688) — (74.4)%			(140,267,607)

Options Written	Contracts

Exchange-Traded Call Options Written — 0.0%
Five-Year U.S. Treasury Note Future, Strike Price USD 119.50, Expires 2/18/11		6	(1,406)
Ten-Year U.S. Treasury Bond Future, Strike Price USD 124.00, Expires 2/18/11		25	(7,031)

			(8,437)

Exchange-Traded Put Options Written — (0.1)%
Five-Year U.S. Treasury Note Future, Strike Price USD 119.50, Expires 2/18/11		6	(12,094)
Ten-Year U.S. Treasury Bond Future, Strike Price USD 124.00, Expires 2/18/11		25	(96,094)

			(108,188)

	Notional
	Amount
Options Written	(000)

Over-the-Counter Call Swaptions Written — (1.3)%
Pay a fixed rate of 2.80% and receive a floating rate based on 3-month LIBOR, Expires 2/08/11, Broker Deutsche Bank AG	USD	3,100	(1,652)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		3,800	(203,532)
Pay a fixed rate of 4.06% and receive a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA		2,000	(106,772)
Pay a fixed rate of 4.49% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG		2,300	(170,193)
Pay a fixed rate of 3.82% and receive a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank NA		1,700	(63,085)
Pay a fixed rate of 3.83% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank NA		1,200	(44,873)
Pay a fixed rate of 3.85% and receive a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		2,000	(77,338)
Pay a fixed rate of 3.95% and receive a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA		2,000	(86,508)

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Written	(000)		Value

Over-the-Counter Call Swaptions Written (concluded)

Pay a fixed rate of 4.14% and receive a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG	USD	2,000	$(98,086)
Pay a fixed rate of 4.05% and receive a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		1,900	(85,582)
Pay a fixed rate of 3.83% and receive a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA		1,100	(39,258)
Pay a fixed rate of 3.77% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		1,700	(55,972)
Pay a fixed rate of 3.86% and receive a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		2,400	(85,730)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,300	(54,590)
Pay a fixed rate of 4.14% and receive a floating rate based on 3-month LIBOR, Expires 12/07/12, Broker Citibank NA		800	(36,894)
Pay a fixed rate of 4.47% and receive a floating rate based on 3-month LIBOR, Expires 12/17/12, Broker Deutsche Bank AG		1,200	(72,792)
Pay a fixed rate of 4.90% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		2,800	(223,482)
Pay a fixed rate of 4.92% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		4,600	(373,065)
Pay a fixed rate of 5.00% and receive a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		3,500	(293,647)
Pay a fixed rate of 4.32% and receive a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		1,100	(56,424)
Pay a fixed rate of 4.07% and receive a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,000	(41,721)
Pay a fixed rate of 3.23% and receive a floating rate based on 6-month EURIBOR, Expires 9/03/13, Broker Citibank NA	EUR	2,900	(70,621)
Pay a fixed rate of 3.44% and receive a floating rate based on 6-month EURIBOR, Expires 10/21/13, Broker Deutsche Bank AG		700	(21,696)
Pay a fixed rate of 4.89% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	USD	1,700	(114,544)
Pay a fixed rate of 4.76% and receive a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker JPMorgan Chase Bank NA		1,000	(59,227)

			(2,537,284)

Over-the-Counter Put Swaptions Written — (1.6)%
Receive a fixed rate of 2.80% and pay a floating rate based on 3-month LIBOR, Expires 2/08/11, Broker Deutsche Bank AG	USD	3,100	(174,778)
Receive a fixed rate of 1.80% and pay a floating rate based on 3-month LIBOR, Expires 3/02/11, Broker Royal Bank of Scotland Plc		7,400	(191,845)
Receive a fixed rate of 2.15% and pay a floating rate based on 3-month LIBOR, Expires 4/26/11, Broker Deutsche Bank AG		2,000	(40,896)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 5/12/11, Broker Royal Bank of Scotland Plc		3,800	(40,850)
Receive a fixed rate of 4.06% and pay a floating rate based on 3-month LIBOR, Expires 5/13/11, Broker BNP Paribas SA		2,000	(21,780)
Receive a fixed rate of 4.49% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker Deutsche Bank AG		2,300	(44,454)
Receive a fixed rate of 3.82% and pay a floating rate based on 3-month LIBOR, Expires 12/08/11, Broker JPMorgan Chase Bank NA		1,700	(67,361)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker JPMorgan Chase Bank NA		1,200	(47,624)
Receive a fixed rate of 3.85% and pay a floating rate based on 3-month LIBOR, Expires 12/12/11, Broker UBS AG		2,000	(77,198)
Receive a fixed rate of 3.95% and pay a floating rate based on 3-month LIBOR, Expires 12/13/11, Broker Goldman Sachs Bank USA		2,000	(70,220)
Receive a fixed rate of 4.14% and pay a floating rate based on 3-month LIBOR, Expires 6/15/12, Broker Deutsche Bank AG		2,000	(90,216)
Receive a fixed rate of 4.05% and pay a floating rate based on 3-month LIBOR, Expires 6/18/12, Broker Deutsche Bank AG		1,900	(92,399)
Receive a fixed rate of 3.83% and pay a floating rate based on 3-month LIBOR, Expires 7/30/12, Broker Citibank NA		1,100	(67,668)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, Expires 8/13/12, Broker Morgan Stanley Capital Services, Inc.		4,400	(243,659)
Receive a fixed rate of 3.77% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker UBS AG		1,700	(125,775)
Receive a fixed rate of 3.86% and pay a floating rate based on 3-month LIBOR, Expires 11/23/12, Broker Deutsche Bank AG		2,400	(168,204)
Receive a fixed rate of 4.03% and pay a floating rate based on 3-month LIBOR, Expires 12/06/12, Broker UBS AG		1,300	(82,308)
Receive a fixed rate of 4.14% and pay a floating rate based on 3-month LIBOR, Expires 12/07/12, Broker Citibank NA		800	(47,198)

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund

Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

	Notional
	Amount
Options Written	(000)		Value

Over-the-Counter Put Swaptions Written (continued)

Receive a fixed rate of 4.47% and pay a floating rate based on 3-month LIBOR, Expires 12/17/12, Broker Deutsche Bank AG	USD	1,200	$(56,524)
Receive a fixed rate of 4.90% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker Deutsche Bank AG		2,800	(108,550)
Receive a fixed rate of 4.92% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker Deutsche Bank AG		4,600	(175,426)
Receive a fixed rate of 5.00% and pay a floating rate based on 3-month LIBOR, Expires 4/22/13, Broker JPMorgan Chase Bank NA		3,500	(134,936)
Receive a fixed rate of 4.32% and pay a floating rate based on 3-month LIBOR, Expires 5/28/13, Broker Royal Bank of Scotland Plc		1,100	(69,572)
Receive a fixed rate of 4.07% and pay a floating rate based on 3-month LIBOR, Expires 7/08/13, Broker Deutsche Bank AG		1,000	(75,911)
Receive a fixed rate of 3.23% and pay a floating rate based on 6-month EURIBOR, Expires 9/03/13, Broker Citibank NA	EUR	2,900	(331,603)
Receive a fixed rate of 3.44% and pay a floating rate based on 6-month EURIBOR, Expires 10/21/13, Broker Deutsche Bank AG	EUR	700	(71,240)
Receive a fixed rate of 4.89% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker Deutsche Bank AG	USD	1,700	(110,187)
Receive a fixed rate of 4.47% and pay a floating rate based on 3-month LIBOR, Expires 8/05/15, Broker JPMorgan Chase Bank NA		4,300	(197,667)
Receive a fixed rate of 4.76% and pay a floating rate based on 3-month LIBOR, Expires 5/30/17, Broker JPMorgan Chase Bank NA		1,000	(79,201)

			(3,105,250)

Total Options Written (Premiums Received — $5,408,791) — (3.0)%			(5,759,159)

Total Investments, Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 131.5%			248,095,503
Liabilities in Excess of Other Assets — (31.5)%			(59,480,648)

Net Assets — 100.0%			$188,614,855

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$398,303,509

Gross unrealized appreciation	$7,773,689
Gross unrealized depreciation	(10,902,101)

Net unrealized depreciation	$(3,128,412)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	Convertible security.

(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(g)	Security is perpetual in nature and has no stated maturity date.

(h)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(i)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

Bank of America Securities	$2,289,163	$(54,929)
Barclays Capital	$10,562,466	$4,665
BNP Paribas	$205,281	$875
CitiGroup Global Markets	$(2,401,164)	$307,172
Credit Suisse International	$8,061,312	$(79,961)
Deutsche Bank AG	$6,914,108	$(157,606)
Goldman Sachs Bank USA	$669,045	$338,414
Greenwich Financial Services	$5,984,501	$26,073
JPMorgan Securities, Inc.	$5,478,794	$123,451
Morgan Stanley & Co., Inc.	$(27,832,582)	$(151,256)
Nomura Securities International, Inc.	$9,746,172	$(100,581)
UBS Securities	$1,060,938	$3,445
Wells Fargo Bank	$(6,852,923)	$40,468

(j)	All or a portion of security has been pledged as collateral in connection with swaps.

(k)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2010 (continued)

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

					Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value	(Depreciation)

145	2-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$31,688,096	$53,310
51	30-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	6,364,520	(136,146)
2	90 Day Euro-Dollar	Chicago Mercantile Exchange	March 2011	497,930	245
4	90 Day Euro-Dollar	Chicago Mercantile Exchange	December 2012	982,736	(586)
3	90 Day Euro-Dollar	Chicago Mercantile Exchange	September 2013	732,396	(2,046)

Total					$(85,223)

•	Financial futures contracts sold as of December 31, 2010 were as follows:

					Unrealized
				Notional	Appreciation
Contracts	Issue	Exchange	Expiration	Value	(Depreciation)

175	10-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	$20,961,760	$(114,803)
51	5-Year U.S. Treasury Bond	Chicago Board of Trade	March 2011	6,001,901	(1,755)
60	30-Year UST Ultra Bond	Chicago Board of Trade	March 2011	7,816,606	190,981
11	90 Day Euro-Dollar	Chicago Mercantile Exchange	June 2011	2,735,307	(2,593)
14	90 Day Euro-Dollar	Chicago Mercantile Exchange	September 2011	3,476,991	(3,584)
71	90 Day Euro-Dollar	Chicago Mercantile Exchange	December 2011	17,568,081	(52,344)
16	90 Day Euro-Dollar	Chicago Mercantile Exchange	March 2012	3,961,787	(213)
8	90 Day Euro-Dollar	Chicago Mercantile Exchange	June 2012	1,978,853	3,253
4	90 Day Euro-Dollar	Chicago Mercantile Exchange	September 2012	989,814	4,764
4	90 Day Euro-Dollar	Chicago Mercantile Exchange	March 2013	986,577	7,227

Total					$30,933

•	Foreign currency exchange contracts as of December 31, 2010 were as follows:

Currency	Currency		Settlement	Unrealized
Purchased	Sold	Counterparty	Date	Appreciation

USD 463,823	GBP 292,000	Citibank NA	1/19/11	$8,635

•	Reverse repurchase agreements outstanding as of December 31, 2010 were as follows:

				Net
	Interest	Trade	Maturity	Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount

Bank of America Merrill Lynch	0.24%	12/13/10	Open	$3,369,975	$3,369,975
Bank of America Merrill Lynch	0.23%	12/13/10	Open	6,052,500	6,052,500
Barclays Capital, Inc.	0.24%	12/03/10	Open	4,993,842	4,993,750
Barclays Capital, Inc.	0.50%	12/13/10	Open	1,096,033	1,095,875
Barclays Capital, Inc.	0.14%	12/13/10	Open	5,843,138	5,843,138
Credit Suisse International	0.29%	11/10/10	Open	3,118,395	3,117,037
Credit Suisse International	0.17%	12/13/10	Open	1,385,943	1,385,812
Credit Suisse International	0.24%	12/13/10	Open	1,594,195	1,594,000
Credit Suisse International	0.25%	12/13/10	Open	3,118,094	3,117,713
Deutsche Bank AG	0.30%	12/13/10	1/13/11	13,849,732	13,847,425
Deutsche Bank AG	0.26%	12/22/10	1/06/11	2,885,708	2,885,625
Deutsche Bank AG	0.02%	12/30/10	1/03/11	5,533,084	5,533,075

Total				$52,840,639	$52,835,925

•	Credit default swaps on single-name issues—buy protection outstanding as of December 31, 2010 were as follows:

	Pay			Notional
	Fixed		Expiration	Amount		Unrealized
Issuer	Rate	Counterparty	Date	(000)		Depreciation

Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	6/20/11	USD	1,185	$(3,474)
Radian Group, Inc.	5.00%	Citibank NA	3/20/13	USD	750	(55,460)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	9/20/13	USD	1,170	(4,016)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	USD	750	(66,603)
MGIC Investment Corp.	5.00%	Citibank NA	12/20/15	USD	450	(33,276)
The PMI Group, Inc.	5.00%	Citibank NA	9/20/16	USD	750	(28,704)

Total						$(191,533)

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2010 (continued)

  • Credit default swaps on traded indexes—buy protection outstanding as of December 31, 2010 were as follows:

	Pay			Notional
	Fixed		Expiration	Amount		Unrealized
Issuer	Rate	Counterparty	Date	(000)		Depreciation

Dow Jones CDX North America Investment Grade Index Series 15	1.00%	Credit Suisse International	12/20/15	USD	3,750	$(17,863)
Dow Jones CDX North America High Yield Index Series 15	5.00%	Deutsche Bank AG	12/20/15	USD	850	(28,862)
Dow Jones CDX Emerging Markets Series 14	5.00%	Morgan Stanley Capital Services, Inc.	12/20/15	USD	520	(5,692)

Total						$(52,417)

•	Credit default swaps on traded indexes—sold protection outstanding as of December 31, 2010 were as follows:

	Receive			Average	Notional
	Fixed		Expiration	Credit	Amount	Unrealized
Index	Rate	Counterparty	Date	Rating[1]	(000)[2]	(Depreciation)

MCDX North America Series 14	0.00%	Goldman Sachs International	6/20/20	AA	USD 600	$(14,044)

[1]	Using Standard and Poor’s rating of the underlying securities.

[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of December 31, 2010 were as follows:

					Notional		Unrealized
Fixed		Floating		Expiration	Amount		Appreciation
Rate		Rate	Counterparty	Date	(000)		(Depreciation)

0.63	%(b)	3-month LIBOR	Credit Suisse International	11/26/12	USD	12,300	$27,522
0.66	%(b)	3-month LIBOR	Deutsche Bank AG	12/08/12	USD	8,000	15,850
1.32	%(b)	3-month LIBOR	Citibank NA	12/17/13	USD	1,500	(3,157)
1.41	%(b)	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	2,200	(10,165)
1.26	%(b)	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	2,300	103
1.32	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	10/22/15	USD	1,100	(39,464)
1.36	%(b)	3-month LIBOR	Royal Bank of Scotland Plc	11/08/15	USD	2,200	77,658
2.09	%(b)	3-month LIBOR	Citibank NA	12/22/15	USD	1,300	4,455
2.38	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	USD	300	7,917
2.58	%(b)	3-month LIBOR	Credit Suisse International	10/19/20	USD	1,600	106,675
2.56	%(b)	3-month LIBOR	JPMorgan Chase Bank NA	10/25/20	USD	1,200	82,739
2.62	%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	10/26/20	USD	1,100	69,925
2.61	%(b)	3-month LIBOR	Citibank NA	10/27/20	USD	1,000	64,261
2.57	%(a)	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	(20,441)
2.70	%(b)	3-month LIBOR	UBS AG	10/28/20	USD	600	34,018
2.79	%(b)	3-month LIBOR	Deutsche Bank AG	10/29/20	USD	1,100	54,293
3.00	%(b)	3-month LIBOR	Credit Suisse International	11/17/20	USD	300	9,453
2.98	%(b)	3-month LIBOR	JPMorgan Chase Bank NA	11/17/20	USD	800	26,592
2.98	%(b)	3-month LIBOR	Deutsche Bank AG	11/19/20	USD	200	6,707
2.99	%(b)	3-month LIBOR	Deutsche Bank AG	12/01/20	USD	500	16,547
3.18	%(b)	3-month LIBOR	Royal Bank of Scotland Plc	12/07/20	USD	800	13,805
3.39	%(b)	3-month LIBOR	UBS AG	12/10/20	USD	500	(504)
3.42	%(b)	3-month LIBOR	Royal Bank of Scotland Plc	12/14/20	USD	800	(2,967)
3.48	%(b)	3-month LIBOR	Goldman Sachs International	12/15/20	USD	900	(8,010)
5.40	%(b)	3-month LIBOR	UBS AG	12/16/20	USD	4,800	(635,831)
3.60	%(a)	3-month LIBOR	Citibank NA	12/17/20	USD	300	5,787
3.66	%(b)	3-month LIBOR	Deutsche Bank AG	12/20/20	USD	1,000	(24,404)
3.66	%(b)	3-month LIBOR	Deutsche Bank AG	12/20/20	USD	1,600	(39,046)
3.43	%(a)	3-month LIBOR	Citibank NA	12/21/20	USD	700	2,898
3.38	%(a)	3-month LIBOR	Citibank NA	12/22/20	USD	500	94
3.34	%(a)	3-month LIBOR	Citibank NA	12/22/20	USD	700	(2,462)
3.39	%(a)	3-month LIBOR	UBS AG	12/22/20	USD	2,300	1,434
3.44	%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	12/23/20	USD	1,200	5,890
3.39	%(a)	3-month LIBOR	Deutsche Bank AG	12/24/20	USD	700	698
4.48	%(a)	3-month LIBOR	Citibank NA	4/27/40	USD	300	$19,087

Total							$(132,043)

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

•	Total return swaps outstanding as of December 31, 2010 were as follows:

Interest	Interest			Notional		Unrealized
Rate	Rate		Expiration	Amount		Appreciation
Receivable	Payable	Counterparty	Date	(000)		(Depreciation)

—	6.50%	Credit Suisse International	1/12/38	USD	393	$3,711	(c)
—	6.50%	Goldman Sachs International	1/12/38	USD	966	(12,368	)(c)
—	6.50%	JPMorgan Chase Bank NA	1/12/38	USD	966	(8,412	)(c)
—	6.50%	JPMorgan Chase Bank NA	1/12/38	USD	1,216	(9,780	)(c)
—	6.50%	JPMorgan Chase Bank NA	1/12/38	USD	894	10,117	(c)
5.50%	—	Barclays Bank Plc	1/12/39	USD	404	(1,672	)(d)
5.50%	—	Credit Suisse International	1/12/39	USD	1,263	(4,976	)(d)
—	5.50%	Goldman Sachs International	1/12/39	USD	1,667	(15,164	)(d)
5.00%	—	Goldman Sachs International	1/12/40	USD	251	(5,734	)(e)
—	5.00%	Royal Bank of Scotland Plc	1/12/40	USD	251	3,760	(e)

Total						$(40,518)

(c)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

(d)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

(e)	Based on the change in the return of the Markit IOS Index referencing the interest component of the 5.00% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities pools.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivatives, which are as follows.
•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Schedule of Investments December 31, 2010 (concluded)

speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$14,499,358	$1,247,714	$15,747,072
Corporate Bonds	—	65,200,415	460,000	65,660,415
Foreign Agency Obligations	—	1,887,815	—	1,887,815
Non-Agency Mortgage-Backed Securities	—	43,066,886	909,880	43,976,766
Preferred Securities	—	581,142	—	581,142
Taxable Municipal Bonds	—	4,773,814	—	4,773,814
U.S. Government Sponsored Agency Securities	—	208,073,654	—	208,073,654
U.S. Treasury Obligations	—	47,908,488	—	47,908,488
Short-Term Securities	—	1,063,650	—	1,063,650
Liabilities:
Investments in Securities:
Borrowed Bonds	—	(1,052,828)	—	(1,052,828)
TBA Sale Commitments	—	(140,267,607)	—	(140,267,607)

Total	—	$245,734,787	$2,617,594	$248,352,381

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Interest rate contracts	$259,780	$6,156,689	$17,588	$6,434,057
Foreign currency exchange contracts	—	8,635	—	8,635
Liabilities:
Credit contracts	—	(243,950)	(14,044)	(257,994)
Interest rate contracts	(430,695)	(6,428,985)	(58,106)	(6,917,786)

Total	$(170,915)	$(507,611)	$(54,562)	$(733,088)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

			Non-Agency
	Asset-		Mortgage-
	Backed	Corporate	Backed
	Securities	Bonds	Securities	Total

Assets:
Balance, as of December 31, 2009	$1,420,587	—	$940,275	$2,360,862
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	(151)	—	4,725	4,574
Net change in unrealized appreciation/depreciation[2]	153,886	—	—	153,886
Purchases	1,247,714	$460,000	—	1,707,714
Sales	(303,394)	—	(945,000)	(1,248,394)
Transfers in3	—	—	909,880	909,880
Transfers out[3]	(1,270,928)	—	—	(1,270,928)

Balance, as of December 31, 2010	$1,247,714	$460,000	$909,880	$2,617,594

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2010 was $0.

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Interest
	Rate	Credit
	Contracts	Contracts	Total

Liabilities:
Balance, as of December 31, 2009	$(80,082)	—	$(80,082)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(163,365)	—	(163,365)
Net change in unrealized appreciation/depreciation[4]	243,447	—	243,447
Purchases	—	—	—
Sales	—	—	—
Transfers in5	(40,518)	$(14,044)	(54,562)
Transfers out[5]	—	—	—

Balance, as of December 31, 2010	$(40,518)	$(14,044)	$(54,562)

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivatives still held at December 31, 2010 was $0.

[5]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (cost—$398,282,952)	$395,175,097
Unrealized appreciation on swaps	671,996
Unrealized appreciation on foreign currency exchange contracts	8,635
Cash	4,218,814
Cash collateral for swaps	240,000
Foreign currency at value (cost—$237,973)	231,565
TBA sale commitments receivable	140,681,903
Investments sold receivable	47,732,649
Interest receivable	2,047,673
Swaps premiums paid	185,131
Principal paydowns receivable	117,251
Swaps receivable	34,473
Capital shares sold receivable	8,312
Prepaid expenses	5,861
Other assets	152,779

Total assets	591,512,139

Liabilities:
TBA sale commitments at value (proceeds—$140,684,688)	140,267,607
Reverse repurchase agreements	52,835,925
Options written at value (premiums received—$5,408,791)	5,759,159
Borrowed bonds at value (proceeds—$1,066,216)	1,052,828
Unrealized depreciation on swaps	1,102,551
Investments purchased payable	199,593,221
Capital shares redeemed payable	715,312
Income dividends payable	610,957
Swap premiums received	562,801
Swaps payable	123,280
Investment advisory fees payable	84,419
Margin variation payable	74,875
Interest expense payable	4,714
Other affiliates payable	1,269
Officer’s and Directors’ fees payable	379
Other accrued expenses payable	77,584
Other liabilities	30,403

Total liabilities	402,897,284

Net Assets	$188,614,855

Net Assets Consist of:
Paid-in capital	$222,239,603
Undistributed net investment income	950,348
Accumulated net realized loss	(31,217,613)
Net unrealized appreciation/depreciation	(3,357,483)

Net Assets	$188,614,855

Net Asset Value:
Class I—Based on net assets of $188,614,855 and 16,713,691 shares outstanding, 600 million shares authorized, $0.10 par value	$11.29

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Interest	$10,370,806

Expenses:
Investment advisory	974,250
Custodian	63,171
Accounting services	51,332
Professional	44,931
Printing	33,798
Officer and Directors	22,825
Transfer agent	5,000
Miscellaneous	71,130

Total expenses excluding interest expense	1,266,437
Interest expense	225,607

Total expense before fees paid indirectly	1,492,044
Less fees paid indirectly	(978)

Total expenses	1,491,066

Net investment income	8,879,740

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	5,239,929
Financial futures contracts	(1,508,647)
Swaps	(1,123,954)
Options written	3,378,405
Borrowed bonds	(198,440)
Foreign currency transactions	340,020

6,127,313

Net change in unrealized appreciation/depreciation on:
Investments	6,005,940
Financial futures contracts	(480,736)
Swaps	(1,314,012)
Options written	(310,079)
Borrowed bonds	(185,910)
Foreign currency transactions	(121,488)

3,593,715

Total realized and unrealized gain	9,721,028

Net Increase in Net Assets Resulting from Operations	$18,600,768

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$8,879,740	$11,688,845
Net realized gain (loss)	6,127,313	(24,186,527)
Net change in unrealized appreciation/depreciation	3,593,715	46,936,371

Net increase in net assets resulting from operations	18,600,768	34,438,689

Dividends to Shareholders From:
Net investment income	(9,988,475)	(13,451,829)

Capital Share Transactions:
Net decrease in net assets derived from capital share transactions	(21,544,337)	(37,140,382)

Net Assets:
Total decrease in net assets	(12,932,044)	(16,153,522)
Beginning of year	201,546,899	217,700,421

End of year	$188,614,855	$201,546,899

Undistributed (distributions in excess of) net investment income	$950,348	$871,950

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Statement of Cash Flows

Year Ended December 31, 2010

Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$18,600,768
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	218,333
Decrease in swaps receivable	720,365
Increase in other assets	(33,951)
Decrease in margin variation receivable	71,010
Decrease in prepaid expenses	29,429
Increase in cash collateral for swaps	(240,000)
Decrease in investment advisory fees payable	(8,180)
Decrease in interest expense payable	(13,177)
Decrease in other affiliates payable	(567)
Increase in other accrued expenses payable	23,633
Increase in margin variation payable	74,875
Decrease in swaps payable	(116,135)
Decrease in other liabilities	(7,730)
Increase in Officer’s and Directors’ fees payable	57
Net periodic and termination payments of swaps	(2,334,369)
Net realized and unrealized gain	(9,729,435)
Amortization of premium and accretion of discount on investments	606,137
Premiums received from options written	8,197,742
Proceeds from sales and paydowns of long-term investments	4,558,814,944
Purchases of long-term investments	(4,545,748,929)
Net proceeds from sales of short-term securities	6,707,677
Premiums paid to close options written	(3,909,762)

Cash provided by operating activities	31,922,735

Cash Used for Financing Activities:
Proceeds from issuance of Common Shares	4,700,275
Cash payments on Common Shares redeemed	(36,100,604)
Cash receipts from borrowings	1,090,428,487
Cash payments on borrowings	(1,090,676,559)

Cash used for financing activities	(31,648,401)

Cash Impact from Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	(6,412)

Cash:
Net increase in cash and foreign currency	267,922
Cash and foreign currency at beginning of year	4,182,457

Cash and foreign currency at end of year	$4,450,379

Cash Flow Information:
Cash paid for interest	$238,244

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders	$10,455,609

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowings during the year, based on the average borrowings outstanding in relation to total assets.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	21

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010		2009		2008		2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$10.82		$9.79		$11.77		$11.91	$11.95

Net investment income[1]	0.50		0.57		0.58		0.56	0.55
Net realized and unrealized gain (loss)	0.53		1.12		(1.97)		(0.14)	(0.03)

Net increase (decrease) from investment operations	1.03		1.69		(1.39)		0.42	0.52

Dividends from net investment income	(0.56)		(0.66)		(0.59)		(0.56)	(0.56)

Net asset value, end of year	$11.29		$10.82		$9.79		$11.77	$11.91

Total Investment Return:[2]
Based on net asset value	9.69%		17.79%		(12.13)%		3.65%	4.39%

Ratios to Average Net Assets:
Total expenses	0.75%		0.66%		0.75%		0.57%	0.55%

Total expenses excluding interest expense	0.63%		0.63%		0.61%		0.57%	0.55%

Net investment income	4.46%		5.54%		5.20%		4.78%	4.70%

Supplemental Data:
Net assets, end of year (000)	$188,615		$201,547		$217,700		$345,744	$434,871

Portfolio turnover	1,331%	[3]	757%	[4]	787%	[5]	326%	272%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 986%.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 492%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 548%.

	Class III
	Year Ended December 31,
	2007[1]		2006

Per Share Operating Performance:
Net asset value, beginning of period	$11.91		$11.96

Net investment income[2]	0.53		0.57
Net realized and unrealized gain (loss)	(0.13)		(0.05)

Net increase from investment operations	0.40		0.52

Dividends from net investment income	(0.53)		(0.57)

Net asset value, end of period	$11.78		$11.91

Total Investment Return:[3]
Based on net asset value	3.44%		4.40%

Ratios to Average Net Assets:
Total expenses	0.85%		0.52%

Total expenses excluding interest expense	0.85%		0.52%

Net investment income	4.49%		4.83%

Supplemental Data:
Net assets, end of period (000)	—	[1]	$1

Portfolio turnover	326%		272%

[1]	There were no Class III Shares outstanding as of December 31, 2007 and during the years ended December 31, 2008, December 31, 2009 and December 31, 2010.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”) a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Total Return V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and currently are not offered.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at its last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	23

reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Borrowed Bond Agreements: The Fund may enter into borrowed bond agreements. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral, with the commitment that the security and the cash be returned to the counterparty and the Fund, respectively, at a mutually agreed upon rate and date. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transactions exceed one business day, the value of the

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

cash collateral in the possession of the counterparty, is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in the amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Fund may also experience delays in gaining access to the collateral.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Fund may enter into treasury roll transactions. In a treasury roll transaction, the Fund sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Fund received cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Fund and the counterparty over the term of the borrowing. The Fund will benefit from the transaction if the income earned on the

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	25

investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Fund. If the interest expense exceeds the income earned, the Fund’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, borrowed bonds and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

2.  Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk and other risks (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk)

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	27

and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•	Interest rate swaps—The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•	Total return swaps—The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of
December 31, 2010

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities		Liabilities
	Location	Value	Location	Value

Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps; Investments at value—unaffiliated**	$6,434,057	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Options written at value	$6,917,786

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	8,635	Unrealized depreciation on foreign currency exchange contracts	—

Credit contracts	Unrealized appreciation on swaps	—	Unrealized depreciation on swaps	257,994

Total		$6,442,692		$7,175,780

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments in the
Statement of Operations
Year Ended December 31, 2010

	Net Realized Gain (Loss) from
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Interest rate contracts	$(1,508,647)	$349,143	$2,639,530	—

Foreign currency exchange contracts	—	—	—	$346,415

Credit contracts	—	(1,786,377)	$25,351	—

Other contracts	—	313,280	—	—

Total	$(1,508,647)	$(1,123,954)	$2,664,881	$346,415

	Net Change in Unrealized
	Appreciation/Depreciation on
	Financial			Foreign
	Futures			Currency
	Contracts	Swaps	Options***	Transactions

Interest rate contracts	$(480,736)	$(2,308,456)	$(465,500)	—

Foreign currency exchange contracts	—	—	—	$(117,707)

Credit contracts	—	994,444	—	—

Total	(480,736)	$(1,314,012)	$(465,500)	$(117,707)

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	29

For the year ended December 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:

Average number of contracts purchased	200

Average number of contracts sold	389

Average notional value of contracts purchased	$32,519,136

Average notional value of contracts sold	$73,333,058

Foreign currency contracts:

Average number of contracts-US dollars purchased	2

Average US dollar amounts purchased	$543,644

Options:

Average number of options contracts purchased	86

Average number of options contracts written	85

Average notional value of options contracts purchased	$167,625

Average notional value of options contracts written	$136,625

Average number of swaptions contracts purchased	20

Average number of swaptions contracts written	39

Average notional value of swaptions contracts purchased	$125,125,000

Average notional value of swaptions contracts written	$143,125,000

Credit default swaps:

Average number of contracts-buy protection	24

Average number of contracts-sell protection	1

Average notional value-buy protection	15,399,646

Average notional value-sell protection	1,150,000

Interest rate swaps:

Average number of contracts-pays fixed rate	30

Average number of contracts-receives fixed rate	28

Average notional value-pays fixed rate	91,110,366

Average notional value-receives fixed rate	101,269,596

Total return swaps:

Average number of contracts	1

Average notional value	1,000,000

3.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s and the Company’s BlackRock High Income V.I. Fund’s aggregate average daily net assets:

Portfolio of average daily value of net assets	Rate

Not exceeding $250 million	0.50%

In excess of $250 million, but not exceeding $500 million	0.45%

In excess of $500 million, but not exceeding $750 million	0.40%

In excess of $750 million	0.35%

For the year December 31, 2010, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Income V.I. Fund were approximately $322,006,000.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees and commissions, distribution fees imposed on Class III and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

For the year ended December 31, 2010, the Fund reimbursed the Manager $ 5,213 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

(“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agency fees for the period from January 1, 2010 to June 30, 2010 which are included as a component of transfer agent in the Statement of Operations.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

4.  Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2010, were $2,706,124,686 and $2,644,059,288, respectively.

For the year ended December 31, 2010, purchases and sales of US government securities were $915,893,839 and $893,044,838, respectively.

For the year ended December 31, 2010, purchases and sales of mortgage dollar rolls were $915,210,989 and $916,069,000, respectively.

Transactions in options written for the year ended December 31, 2010, were as follows:

	Calls
		Swaptions
		Notional
	Options	Amount	Premiums
	Contracts	(000)	Received

Outstanding options, beginning of year	0	65,200	$2,658,315

Options written	9,232	91,790	3,935,608

Options expired	(17)	(14,783)	(246,301)

Options exercised	(91)	(58,100)	(2,197,623)

Options closed	(9,093)	(34,307)	(1,592,956)

Outstanding options, end of year	31	49,800	$2,557,043

	Puts
		Swaptions
		Notional
	Options	Amount	Premiums
	Contracts	(000)	Received

Outstanding options, beginning of year	197	111,200	$4,020,012

Options written	3,169	120,790	4,262,134

Options expired	(87)	(91,603)	(2,515,726)

Options exercised	(5)	—	(1,550)

Options closed	(3,243)	(72,487)	(2,913,122)

Outstanding options, end of year	31	67,900	$2,851,748

5.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	31

agreement during the year ended December 31, 2010.

For the year ended December 31, 2010 the Fund’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury roll transactions was approximately $63,791,000 and the daily weighted average interest rate was 0.35%.

6.  Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2010 attributable to the accounting for swap agreements, foreign currency transactions, the classification of investments and net paydown losses were reclassified to the following accounts:

Undistributed net investment income	$1,187,133

Accumulated net realized loss	$(1,187,133)

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:
Ordinary income	$9,988,475	$13,451,829

As of December 31, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$918,367

Capital loss carryforwards	(27,674,114)

Net unrealized losses*	(6,869,001)

Total	$(33,624,748)

*	The differences between book-basis and tax-basis net unrealized losses are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the accounting for swap agreements, the classification of investments and the deferral of post-October capital losses for tax purposes.

As of December 31, 2010, the Fund had a capital loss carryforward available to offset future realized gains through the indicated expiration dates:

Expires December 31,

2016	$3,521,689
2017	24,152,425

Total	$27,674,114

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

7.  Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions

8.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	419,934	$4,706,817

Shares issued to shareholders in reinvestment of dividends	935,524	10,455,609

Total issued	1,355,458	15,162,426

Shares redeemed	(3,268,959)	(36,706,763)

Net decrease	(1,913,501)	$(21,544,337)

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	197,019	$2,067,653

Shares issued to shareholders in reinvestment of dividends	1,311,891	13,407,434

Total issued	1,508,910	15,475,087

Shares redeemed	(5,118,730)	(52,615,469)

Net decrease	(3,609,820)	$(37,140,382)

9.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	33

BlackRock Variable Series Funds, Inc.
BlackRock Total Return V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Total Return V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Total Return V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 26, 2011

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

December 31, 2010

Annual Report

BlackRock Value Opportunities V.I. Fund

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2010, the Fund outperformed its benchmark, the Standard & Poor’s (S&P) SmallCap 600 Value Index.

What factors influenced performance?

•	Fund performance benefited primarily from strong stock selection in the information technology (IT), industrials, energy and materials sectors.

•	In IT, stock selection in communications equipment was a significant boost to returns, as Fund holdings outpaced benchmark counterparts by a wide margin. Notable contributors for the period included ADC Telecommunications, Inc., JDS Uniphase Corp. and Ixia.

•	Firm commodity demand, particularly from China, and resurgent demand for replacement equipment served as tailwinds for machinery manufacturers. Accordingly, stock selection in machinery added considerable value within industrials, with key contributions from truck trailer manufacturer Wabash National Corp., mechanical power transmission and motion control products developer Altra Holdings, Inc. and agricultural equipment manufacturer AGCO Corp.

•	Conversely, the Fund’s relative weakness was most pronounced in the specialty retail industry within the consumer discretionary sector. In particular, a position in multi-brand specialty retailer Charming Shoppes, Inc. lost value after failing to generate revenue growth during the recovery as well as upon announcing the surprise departure of the company’s CEO in October 2010.

•	Elsewhere, disappointing stock selection among health care providers & services names and real estate investment trusts (REITs) also hampered returns in the health care and financials sectors, respectively.

Describe recent portfolio activity.

•	During the period, the Fund added primarily to the health care sector, initiating several positions in the health care providers & services and health care equipment & supplies industries. In energy, the Fund added to existing holdings and initiated a position in Oasis Petroleum, Inc., which went public in June 2010.

•	Conversely, the Fund trimmed exposure to IT primarily through the sale of Fairchild Semiconductor International, Inc. and other semiconductors-related names, as well as via a reduction in software developers. In utilities, the Fund sold several underperforming holdings in gas utilities and electric utilities.

Describe Fund positioning at period end.

•	At period end, the Fund had a significant overweight in health care, particularly in health care equipment & supplies and health care providers & services, and a more modest overweight in energy. In contrast, the Fund was considerably underweight in industrials (primarily within commercial services & supplies), financials (notably in insurance providers and REITs) and consumer staples (particularly among food & staples retailers).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Total Return Based on a $10,000 Investment

[1]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that Fund management believes have special investment value.

[2]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[3]	This unmanaged index measures performance of the small-capitalization value sector of the US equity market.
Performance Summary as of December 31, 2010

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	5 Years	10 Years

Class I Shares[4]	30.49%	28.69%	2.06%	7.12%

Class II Shares[4]	30.39	28.50	1.90	6.95

Class III Shares[4]	30.26	28.31	1.75	6.73	[5]

S&P SmallCap 600 Value Index	26.63	24.72	4.06	7.83

[4]	Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The returns for Class III Shares prior to November 18, 2003, the commencement of operations of Class III Shares, are based on performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	3

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Fund Information as of December 31, 2010

Percent of
Sector Allocations	Long-Term Investments

Financials	22%
Industrials	18
Health Care	14
Information Technology	14
Consumer Discretionary	12
Energy	7
Materials	6
Utilities	5
Consumer Staples	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.
Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	July 1, 2010	December 31, 2010	During the Period[1]	July 1, 2010	December 31, 2010	During the Period[1]	Expense Ratio

Class I	$1,000.00	$1,304.90	$4.82	$1,000.00	$1,021.02	$4.23	0.83%

Class II	$1,000.00	$1,303.90	$5.69	$1,000.00	$1,020.26	$4.99	0.98%

Class III	$1,000.00	$1,302.60	$6.27	$1,000.00	$1,019.76	$5.50	1.08%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Value Opportunities V.I. Fund Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 3.0%
Ceradyne, Inc. (a)	39,600	$1,248,588
Curtiss-Wright Corp.	60,100	1,995,320
Esterline Technologies Corp. (a)	37,800	2,592,702
Moog, Inc., Class A (a)	36,700	1,460,660
Triumph Group, Inc.	8,850	791,279

		8,088,549

Automobiles — 0.5%
Thor Industries, Inc.	41,800	1,419,528

Biotechnology — 1.3%
Exelixis, Inc. (a)	143,700	1,179,777
Myriad Genetics, Inc. (a)	36,400	831,376
PDL BioPharma, Inc.	232,800	1,450,344

		3,461,497

Capital Markets — 0.9%
BGC Partners, Inc.	117,300	974,763
MVC Capital, Inc.	22,200	324,120
Piper Jaffray Cos. (a)	36,400	1,274,364

		2,573,247

Chemicals — 3.5%
Arch Chemicals, Inc.	41,100	1,558,923
Ferro Corp. (a)	68,400	1,001,376
Huntsman Corp.	154,500	2,411,745
OM Group, Inc. (a)	36,000	1,386,360
Rockwood Holdings, Inc. (a)	58,500	2,288,520
Spartech Corp. (a)	86,700	811,512

		9,458,436

Commercial Banks — 9.0%
Bank of Hawaii Corp.	21,100	996,131
Columbia Banking System, Inc.	25,300	532,818
Community Bank System, Inc. (b)	67,000	1,860,590
Cullen/Frost Bankers, Inc.	33,600	2,053,632
East-West Bancorp, Inc.	134,000	2,619,700
First Financial Bankshares, Inc.	10,500	537,390
First Financial Corp.	16,000	562,240
First Midwest Bancorp, Inc.	94,600	1,089,792
Glacier Bancorp, Inc.	74,200	1,121,162
National Penn Bancshares, Inc.	199,300	1,600,379
Old National Bancorp	49,000	582,610
Pinnacle Financial Partners, Inc. (a)	79,000	1,072,820
Popular, Inc. (a)	86,266	270,875
PrivateBancorp, Inc.	121,100	1,741,418
S&T Bancorp, Inc.	35,100	792,909
Sterling Bancshares, Inc.	218,900	1,536,678
Texas Capital Bancshares, Inc. (a)	32,000	680,640
UMB Financial Corp.	33,700	1,395,854
Umpqua Holdings Corp.	19,100	232,638
United Bankshares, Inc.	56,100	1,638,120
Whitney Holding Corp.	60,300	853,245
Wintrust Financial Corp.	20,700	683,721

		24,455,362

Communications Equipment — 3.2%
Arris Group, Inc. (a)	199,400	2,237,268
CommScope, Inc. (a)	16,400	512,008
Harmonic, Inc. (a)	213,500	1,829,695
Ixia (a)	61,098	1,025,224
JDS Uniphase Corp. (a)	138,800	2,009,824
Tellabs, Inc.	173,800	1,178,364

		8,792,383

Construction & Engineering — 0.7%
URS Corp. (a)	48,400	2,013,924

Containers & Packaging — 0.6%
Packaging Corp. of America	19,600	506,464
Rock-Tenn Co., Class A	19,100	1,030,445

		1,536,909

Electric Utilities — 1.4%
Allete, Inc.	37,600	1,400,976
UIL Holdings Corp.	78,200	2,342,872

		3,743,848

Electrical Equipment — 0.6%
Regal-Beloit Corp.	26,300	1,755,788

Electronic Equipment, Instruments & Components — 1.8%
Checkpoint Systems, Inc. (a)	96,400	1,981,020
Ingram Micro, Inc., Class A (a)	103,300	1,971,997
ScanSource, Inc. (a)	32,300	1,030,370

		4,983,387

Energy Equipment & Services — 2.8%
CARBO Ceramics, Inc.	12,700	1,314,958
Oil States International, Inc. (a)	23,700	1,518,933
Pioneer Drilling Co. (a)	203,600	1,793,716
Superior Energy Services, Inc. (a)	74,500	2,606,755
Tetra Technologies, Inc. (a)	23,200	275,384

		7,509,746

Food & Staples Retailing — 0.1%
The Fresh Market, Inc. (a)	3,300	135,960

Food Products — 1.3%
Dean Foods Co. (a)	16,600	146,744
Del Monte Foods Co.	71,400	1,342,320
Diamond Foods, Inc.	37,000	1,967,660

		3,456,724

Gas Utilities — 1.7%
South Jersey Industries, Inc.	25,900	1,368,038
Southwest Gas Corp.	87,500	3,208,625

		4,576,663

Health Care Equipment & Supplies — 4.9%
CONMED Corp. (a)	87,700	2,317,911
Exactech, Inc. (a)	17,300	325,586
Hansen Medical, Inc. (a)	294,300	432,621
Invacare Corp.	38,300	1,155,128
Kinetic Concepts, Inc. (a)	49,500	2,073,060
MAKO Surgical Corp. (a)	37,900	576,838
Merit Medical Systems, Inc. (a)	42,800	677,524
OraSure Technologies, Inc. (a)	603,000	3,467,250
Wright Medical Group, Inc. (a)	152,300	2,365,219

		13,391,137

Health Care Providers & Services — 6.2%
Brookdale Senior Living, Inc. (a)	76,400	1,635,724
Coventry Health Care, Inc. (a)	86,300	2,278,320
Health Net, Inc. (a)	89,600	2,445,184
Healthways, Inc. (a)	112,100	1,251,036
LCA-Vision, Inc. (a)	134,800	775,100
Owens & Minor, Inc.	61,300	1,804,059
PharMerica Corp. (a)	133,700	1,530,865
Tenet Healthcare Corp. (a)	774,500	5,181,405

		16,901,693

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	5

BlackRock Variable Series Funds, Inc. BlackRock Value Opportunities V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Hotels, Restaurants & Leisure — 0.7%
Jack in the Box, Inc. (a)	50,890	$1,075,306
Papa John’s International, Inc. (a)	30,800	853,160

		1,928,466

Household Durables — 1.0%
Furniture Brands International, Inc. (a)	50,800	261,112
KB Home	83,000	1,119,670
MDC Holdings, Inc.	50,700	1,458,639

		2,839,421

Insurance — 3.2%
Amerisafe, Inc. (a)	28,700	502,250
Delphi Financial Group, Inc., Class A	36,200	1,044,008
The Hanover Insurance Group, Inc.	26,600	1,242,752
Infinity Property & Casualty Corp.	6,400	395,520
ProAssurance Corp. (a)	32,100	1,945,260
RLI Corp.	26,500	1,393,105
Safety Insurance Group, Inc.	26,600	1,265,362
Selective Insurance Group, Inc.	52,700	956,505

		8,744,762

Internet Software & Services — 1.6%
IAC/InterActiveCorp. (a)	83,800	2,405,060
ValueClick, Inc. (a)	123,500	1,979,705

		4,384,765

IT Services — 1.2%
Acxiom Corp. (a)	73,200	1,255,380
Convergys Corp. (a)	152,500	2,008,425

		3,263,805

Leisure Equipment & Products — 0.3%
Leapfrog Enterprises, Inc. (a)	146,100	810,855

Life Sciences Tools & Services — 1.1%
Affymetrix, Inc. (a)	106,300	534,689
Pharmaceutical Product Development, Inc.	90,500	2,456,170

		2,990,859

Machinery — 9.3%
AGCO Corp. (a)	46,200	2,340,492
Altra Holdings, Inc. (a)	153,600	3,050,496
Astec Industries, Inc. (a)	47,300	1,532,993
Briggs & Stratton Corp.	111,700	2,199,373
CIRCOR International, Inc.	47,100	1,991,388
EnPro Industries, Inc. (a)	61,000	2,535,160
IDEX Corp.	65,000	2,542,800
Kennametal, Inc.	46,200	1,823,052
RBC Bearings, Inc. (a)	48,300	1,887,564
Robbins & Myers, Inc.	94,100	3,366,898
Terex Corp. (a)	66,600	2,067,264

		25,337,480

Media — 1.8%
Harte-Hanks, Inc.	216,000	2,758,320
Playboy Enterprises, Inc., Class B (a)	278,000	1,451,160
Regal Entertainment Group, Series A	54,200	636,308

		4,845,788

Metals & Mining — 1.4%
Carpenter Technology Corp.	61,800	2,486,832
Stillwater Mining Co. (a)	66,900	1,428,315

		3,915,147

Multi-Utilities — 2.1%
NorthWestern Corp.	51,700	1,490,511
OGE Energy Corp.	54,000	2,459,160
Vectren Corp.	68,800	1,746,144

		5,695,815

Multiline Retail — 1.2%
Big Lots, Inc. (a)	40,000	1,218,400
Fred’s, Inc.	87,200	1,199,872
Saks, Inc. (a)	77,000	823,900

		3,242,172

Oil, Gas & Consumable Fuels — 4.4%
Cabot Oil & Gas Corp., Class A	26,800	1,014,380
Frontier Oil Corp.	95,000	1,710,950
GeoResources, Inc. (a)	13,400	297,614
Oasis Petroleum, Inc. (a)	91,600	2,484,192
SM Energy Co.	48,300	2,846,319
Ship Finance International Ltd.	68,900	1,482,728
Whiting Petroleum Corp. (a)	12,300	1,441,437
World Fuel Services Corp.	18,200	658,112

		11,935,732

Paper & Forest Products — 0.3%
Wausau Paper Corp.	79,600	685,356

Personal Products — 0.4%
Alberto-Culver Co.	28,000	1,037,120

Professional Services — 1.4%
Kelly Services, Inc., Class A (a)	69,300	1,302,840
Kforce, Inc. (a)	65,000	1,051,700
Resources Connection, Inc.	85,400	1,587,586

		3,942,126

Real Estate Investment Trusts (REITs) — 6.6%
AMB Property Corp.	39,000	1,236,690
Acadia Realty Trust	101,900	1,858,656
American Campus Communities, Inc.	91,500	2,906,040
BioMed Realty Trust, Inc.	151,800	2,831,070
CommonWealth REIT	66,650	1,700,242
Kilroy Realty Corp.	56,300	2,053,261
Lexington Corporate Properties Trust	256,850	2,041,957
The Macerich Co.	17,447	826,464
Omega Healthcare Investors, Inc.	31,100	697,884
Senior Housing Properties Trust	28,200	618,708
Winthrop Realty Trust	95,200	1,217,608

		17,988,580

Road & Rail — 2.4%
Marten Transport Ltd.	94,700	2,024,686
Railamerica, Inc. (a)	167,900	2,174,305
Vitran Corp., Inc. (a)	176,800	2,319,616

		6,518,607

Semiconductors & Semiconductor Equipment — 3.1%
DSP Group, Inc. (a)	218,400	1,777,776
Intersil Corp., Class A	72,000	1,099,440
MKS Instruments, Inc. (a)	86,400	2,115,936
PMC-Sierra, Inc. (a)	113,600	975,824
Teradyne, Inc. (a)	55,000	772,200
Zoran Corp. (a)	205,200	1,805,760

		8,546,936

Software — 2.1%
Bottomline Technologies, Inc. (a)	160,303	3,480,178
Novell, Inc. (a)	89,100	527,472
TIBCO Software, Inc. (a)	91,500	1,803,465

		5,811,115

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc. BlackRock Value Opportunities V.I. Fund Schedule of Investments December 31, 2010 (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Specialty Retail — 5.0%
Charming Shoppes, Inc. (a)	288,100	$1,022,755
The Children’s Place Retail Stores, Inc. (a)	44,800	2,223,872
Collective Brands, Inc. (a)	51,100	1,078,210
Dress Barn, Inc. (a)	77,900	2,058,118
Express, Inc.	64,200	1,206,960
Genesco, Inc. (a)	47,100	1,765,779
Jo-Ann Stores, Inc. (a)	31,900	1,921,018
Penske Auto Group, Inc. (a)	71,200	1,240,304
The Talbots, Inc. (a)(b)	144,800	1,233,697

		13,750,713

Textiles, Apparel & Luxury Goods — 0.8%
G-III Apparel Group, Ltd. (a)	30,700	1,079,105
The Jones Group, Inc.	69,300	1,076,922

		2,156,027

Thrifts & Mortgage Finance — 1.6%
Dime Community Bancshares, Inc.	125,700	1,833,963
Provident Financial Services, Inc.	128,300	1,941,179
Provident New York Bancorp	52,700	552,823

		4,327,965

Total Common Stocks — 96.5%		262,954,393

Warrants (c)	Shares	Value

Commercial Banks — 0.3%
Texas Capital Bancshares, Inc. (Expires 1/16/19)	67,800	$779,700

Total Warrants — 0.3%		779,700

Total Long-Term Investments (Cost — $213,155,539) — 96.8%		263,734,093

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17%, (d)(e)	9,464,328	9,464,328

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money Market Series, 0.44% (d)(e)(f)	$2,734	2,733,600

Total Short-Term Securities (Cost — $12,197,928) — 4.5%		12,197,928

Total Investments (Cost — $225,353,467*) — 101.3%		275,932,021
Liabilities in Excess of Other Assets — (1.3)%		(3,492,689)

Net Assets — 100.0%		$272,439,332

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$228,406,454

Gross unrealized appreciation	$56,573,110
Gross unrealized depreciation	(9,047,543)

Net unrealized appreciation	$47,525,567

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(d)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares/			Shares/
	Beneficial	Shares/		Beneficial
	Interest Held at	Beneficial	Shares/	Interest Held at	Value at
	December 31,	Interest	Beneficial	December 31,	December 31,	Realized
Affiliate	2009	Purchased	Interest Sold	2010	2010	Gain	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	2,473,939	6,990,389 [1]	—	9,464,328	$9,464,328	—	$13,449
BlackRock Liquidity Series, LLC Money Market Series	$20,332,250	—	$(17,598,650)[2]	$2,733,600	$2,733,600	—	$90,750
iShares Dow Jones U.S. Real Estate Index Fund	24,600	—	(24,600)	—	—	$20,114	—

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest sold.

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

   • For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1—price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	7

BlackRock Variable Series Funds, Inc. BlackRock Value Opportunities V.I. Fund Schedule of Investments December 31, 2010 (concluded)

•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$263,734,093	—	—	$263,734,093
Short-Term Securities	9,464,328	$2,733,600	—	12,197,928

Total	$273,198,421	$2,733,600	—	$275,932,021

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Statement of Assets and Liabilities December 31, 2010

Assets:
Investments at value—unaffiliated (including securities loaned of $2,634,892) (cost—$213,155,539)	$263,734,093
Investments at value—affiliated (cost—$12,197,928)	12,197,928
Dividends receivable	225,680
Capital shares sold receivable	103,280
Securities lending income receivable—affiliated	1,295
Prepaid expenses	7,523

Total assets	276,269,799

Liabilities:
Collateral on securities loaned at value	2,733,600
Investments purchased payable	615,869
Capital shares redeemed payable	254,603
Investment advisory fees payable	169,104
Distribution fees payable	3,071
Other affiliates payable	1,086
Officer’s and Directors’ fees payable	400
Other accrued expenses payable	52,734

Total liabilities	3,830,467

Net Assets	$272,439,332

Net Assets Consist of:
Paid-in capital	$345,502,069
Undistributed net investment income	169,245
Accumulated net realized loss	(123,810,536)
Net unrealized appreciation/depreciation	50,578,554

Net Assets	$272,439,332

Net Asset Value:
Class I—Based on net assets of $255,595,523 and 14,474,992 shares outstanding, 100 million shares authorized, $0.10 par value	$17.66

Class II—Based on net assets of $5,143,456 and 291,919 shares outstanding, 100 million shares authorized, $0.10 par value	$17.62

Class III—Based on net assets of $11,700,353 and 806,684 shares outstanding, 100 million shares authorized, $0.10 par value	$14.50

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	9

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Statement of Operations Year Ended December 31, 2010

Investment Income:
Dividends—unaffiliated	$3,190,863
Securities lending—affiliated	90,750
Dividends—affiliated	13,449

Total income	3,295,062

Expenses:
Investment advisory	1,787,473
Distribution—Class II	7,262
Distribution—Class III	18,322
Professional	42,010
Accounting services	60,601
Printing	43,208
Custodian	26,919
Officer and Directors	23,503
Transfer agent—Class I	4,749
Transfer agent—Class II	102
Transfer agent—Class III	149
Miscellaneous	17,522

Total expenses	2,031,820
Less fees waived by advisor	(5,583)

Total expenses after fees waived	2,026,237

Net investment income	1,268,825

Realized and Unrealized Gain:
Net realized gain from:
Investments—unaffiliated	17,800,558
Investments—affiliated	20,114
Litigation proceeds	941,436

18,762,108

Net change in unrealized appreciation/depreciation on investments	41,284,790

Total realized and unrealized gain	60,046,898

Net Increase in Net Assets Resulting from Operations	$61,315,723

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Statements of Changes in Net Assets

	Year Ended
	December 31,
Increase (Decrease) in Net Assets:	2010	2009

Operations:
Net investment income	$1,268,825	$1,285,066
Net realized gain (loss)	18,762,108	(89,640,359)
Net change in unrealized appreciation/depreciation	41,284,790	133,274,646

Net increase in net assets resulting from operations	61,315,723	44,919,353

Dividends to Shareholders From:
Net investment income:
Class I	(1,218,404)	(1,262,301)
Class II	(17,590)	(21,968)
Class III	(45,551)	(30,463)

Decrease in net assets resulting from dividends to shareholders	(1,281,545)	(1,314,732)

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions	(15,308,408)	10,273,247

Net Assets:
Total increase in net assets	44,725,770	53,877,868
Beginning of year	227,713,562	173,835,694

End of year	$272,439,332	$227,713,562

Undistributed net investment income	$169,245	$183,651

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	11

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Financial Highlights

	Class I
	Year Ended December 31,
	2010		2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$13.79		$10.81	$19.11	$23.41	$24.93

Net investment income (loss)[1]	0.08		0.08	0.12	0.03	0.07
Net realized and unrealized gain (loss)	3.87		2.98	(7.80)	(0.22)	3.12

Net increase (decrease) from investment operations	3.95		3.06	(7.68)	(0.19)	3.19

Dividends and distributions from:
Net investment income	(0.08)		(0.08)	(0.12)	(0.04)	(0.08)
Net realized gain	—		—	(0.50)	(4.07)	(4.63)

Total dividends and distributions	(0.08)		(0.08)	(0.62)	(4.11)	(4.71)

Net asset value, end of year	$17.66		$13.79	$10.81	$19.11	$23.41

Total Investment Return:[2]
Based on net asset value	28.69%	[3]	28.34%	(40.04)%	(0.89)%	12.82%

Ratios to Average Net Assets:
Total expenses	0.84%		0.88%	0.87%	0.84%	0.84%

Total expenses after fees waived	0.84%		0.88%	0.87%	0.84%	0.84%

Net investment income	0.54%		0.73%	0.72%	0.14%	0.27%

Supplemental Data:
Net assets, end of year (000)	$255,596		$217,029	$164,193	$351,954	$443,153

Portfolio turnover	55%		121%	127%	103%	72%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[3]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.32%.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (continued)

	Class II
	Year Ended December 31,
	2010		2009	2008	2007		2006

Per Share Operating Performance:
Net asset value, beginning of year	$13.76		$10.79	$19.06	$23.35		$24.87

Net investment income (loss)[1]	0.06		0.06	0.09	—	[2]	0.03
Net realized and unrealized gain (loss)	3.86		2.97	(7.77)	(0.23)		3.11

Net increase (decrease) from investment operations	3.92		3.03	(7.68)	(0.23)		3.14

Dividends and distributions from:
Net investment income	(0.06)		(0.06)	(0.09)	—		(0.03)
Net realized gain	—		—	(0.50)	(4.06)		(4.63)

Total dividends and distributions	(0.06)		(0.06)	(0.59)	(4.06)		(4.66)

Net asset value, end of year	$17.62		$13.76	$10.79	$19.06		$23.35

Total Investment Return:[3]
Based on net asset value	28.50%	[4]	28.12%	(40.14)%	(1.03)%		12.67%

Ratios to Average Net Assets:
Total expenses	0.99%		1.03%	1.02%	0.99%		0.99%

Total expenses after fees waived	0.99%		1.03%	1.02%	0.99%		0.99%

Net investment income (loss)	0.38%		0.49%	0.56%	(0.02)%		0.12%

Supplemental Data:
Net assets, end of year (000)	$5,143		$4,740	$4,898	$11,281		$14,991

Portfolio turnover	55%		121%	127%	103%		72%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[4]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 28.13%.

See Notes to Financial Statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	13

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (concluded)

	Class III
	Year Ended December 31,
	2010		2009	2008	2007[1]	2006[1]

Per Share Operating Performance:
Net asset value, beginning of year	$11.35		$8.91	$15.93	$20.20	$59.70

Net investment income (loss)[2]	0.05		0.04	0.07	(0.02)	—	[3]
Net realized and unrealized gain (loss)	3.16		2.46	(6.50)	(0.20)	7.30

Net increase (decrease) from investment operations	3.21		2.50	(6.43)	(0.22)	7.30

Dividends and distributions from:
Net investment income	(0.06)		(0.06)	(0.09)	—	(0.50)
Net realized gain	—		—	(0.50)	(4.05)	(46.30)

Total dividends and distributions	(0.06)		(0.06)	(0.59)	(4.05)	(46.80)

Net asset value, end of year	$14.50		$11.35	$8.91	$15.93	$20.20

Total Investment Return:[4]
Based on net asset value	28.31%	[5]	28.06%	(40.21)%	(1.15)%	12.28%

Ratios to Average Net Assets:
Total expenses	1.09%		1.13%	1.12%	1.10%	1.08%

Total expenses after fees waived	1.09%		1.13%	1.12%	1.10%	1.08%

Net investment income (loss)	0.37%		0.45%	0.49%	(0.12)%	(0.02)%

Supplemental Data:
Net assets, end of year (000)	$11,700		$5,944	$4,745	$8,037	$7,810

Portfolio turnover	55%		121%	127%	103%	72%

[1]	On December 14, 2007, the Fund declared a 1 for 10 stock split. The net asset values and other per share information listed have been restated to reflect the stock split.

[2]	Based on average shares outstanding.

[3]	Amount is less than $(0.01) per share.

[4]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

[5]	Includes proceeds received from a settlement litigation which impacted the Fund’s total return. Not including these proceeds, the total return would have been 27.96%.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Notes to Financial Statements
1.  Organization and Significant Accounting Policies:

BlackRock Variable Series Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company that is comprised of 16 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for the BlackRock Value Opportunities V.I. Fund (the “Fund”), and are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the Financial Statements. Actual results could differ from those estimates. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	15

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend and interest on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2.  Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Manager and Merrill Lynch Life Agency, Inc. (“MLLA”) have contractually agreed to limit the operating expenses paid by the Fund, (excluding: interest, taxes, brokerage fees, distribution fees imposed on Class II and Class III shares and commissions and other extraordinary expenses such as litigation costs), to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by the Manager, which in turn, will be reimbursed by MLLA. The Manager and MLLA may amend or discontinue the reimbursement at any time with prior written notice to the Company.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

For the year ended December 31, 2010, the Fund reimbursed the Manager $4,455 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Company entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,500 in transfer agent fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent in the Statement of Operations.

The Company received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statement of Operations. For the year ended December 31, 2010, BIM received $22,517 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Company’s Chief Compliance Officer.

3.  Investments:

Purchases and sales of investments, excluding short-term securities for the year ended December 31, 2010, were $125,396,306 and $145,511,172, respectively.

4.  Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	17

5.  Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. This reclassification has no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2010 attributable to income recognized from pass-through entities were reclassified to the following accounts:

Undistributed net investment income	$(1,686)

Accumulated net realized loss	$1,686

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/2010	12/31/2009

Distributions paid from:

Ordinary income	$1,281,545	$1,314,732

As of December 31, 2010, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$169,245

Capital loss carryforwards	(120,757,549)

Net unrealized gains*	47,525,567

Total	$(73,062,737)

*	The differences between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

As of December 31, 2010, the Fund had a capital loss carryforward available to offset future realized gains through the indicated expiration dates:

Expires December 31,

2016	$11,014,229

2017	109,743,320

Total	$120,757,549

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

6.  Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

As of December 31, 2010, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

7.  Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Class I Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	760,627	$11,587,275

Shares issued to shareholders in reinvestment of dividends	70,854	1,218,404

Total issued	831,481	12,805,679

Shares redeemed	(2,092,284)	(31,471,271)

Net increase	(1,260,803)	$(18,665,592)

Class I Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	2,786,719	$35,713,279

Shares issued to shareholders in reinvestment of dividends	92,820	1,262,301

Total issued	2,879,539	36,975,580

Shares redeemed	(2,333,814)	(25,432,344)

Net increase	545,725	$11,543,236

Class II Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	9,773	$147,154

Shares issued to shareholders in reinvestment of dividends	1,042	17,590

Total issued	10,815	164,744

Shares redeemed	(63,300)	(970,675)

Net decrease	(52,485)	$(805,931)

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

Class II Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	17,557	$189,362

Shares issued to shareholders in reinvestment of dividends	1,642	21,968

Total issued	19,199	211,330

Shares redeemed	(128,750)	(1,412,970)

Net decrease	(109,551)	$(1,201,640)

Class III Shares
Year Ended December 31, 2010	Shares	Amount

Shares sold	601,239	$7,827,254

Shares issued to shareholders in reinvestment of dividends	3,217	45,551

Total issued	604,456	7,872,805

Shares redeemed	(321,404)	(3,709,690)

Net increase	283,052	$4,163,115

Class III Shares
Year Ended December 31, 2009	Shares	Amount

Shares sold	137,858	$1,259,922

Shares issued to shareholders in reinvestment of dividends	2,759	30,463

Total issued	140,617	1,290,385

Shares redeemed	(149,374)	(1,358,734)

Net increase	(8,757)	$(68,349)

8.  Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

DECEMBER 31, 2010	BLACKROCK VARIABLE SERIES FUNDS, INC.	19

BlackRock Variable Series Funds, Inc.
BlackRock Value Opportunities V.I. Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Value Opportunities V.I. Fund and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Value Opportunities V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche llp
Princeton, New Jersey
February 24, 2011

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2010

BlackRock Variable Series Funds, Inc.
Officers and Directors

Non-Interested Directors[1]

Number of BlackRock-
Advised Registered
		Length of		Investment Companies
		Time Served		(“RICs”) Consisting of
Name, Address and	Position(s) Held	as a	Principal Occupation(s)	Investment Portfolios	Public
Year of Birth	with Funds	Director[2]	During Past Five Years	(“Portfolios”) Overseen	Directorships

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.	34 RICs consisting of 97 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 97 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	34 RICs consisting of 97 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	34 RICs consisting of 97 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	34 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry) UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	34 RICs consisting of 97 Portfolios	None

BlackRock Variable Series Funds, Inc.
Officers and Directors (continued)

Non-Interested Directors[1] (concluded)

Number of BlackRock-
Advised Registered
		Length of		Investment Companies
		Time Served		(‘‘RICs”) Consisting of
Name, Address and	Position(s) Held	as a	Principal Occupation(s)	Investment Portfolios	Public
Year of Birth	with Funds	Director[2]	During Past Five Years	(‘‘Portfolios”) Overseen	Directorships

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	34 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2002	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	34 RICs consisting of 97 Portfolios	None

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	34 RICs consisting of 97 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]	Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Funds’ board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; David H. Walsh since 2003; and Fred G. Weiss since 1998.

Effective December 31, 2010, Richard R. West retired as a Director of the Funds.
The Board wishes Mr. West well in his retirement.

BlackRock Variable Series Funds, Inc.
Officers and Directors (continued)

Interested Directors[1]

Number of BlackRock-
Advised Registered
		Length of		Investment Companies
		Time Served		(“RICs”) Consisting of
Name, Address and	Position(s) Held	as a	Principal Occupation(s)	Investment Portfolios	Public
Year of Birth	with Funds	Director	During Past Five Years	(“Portfolios”) Overseen	Directorships

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	169 RICs consisting of 289 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	34 RICs consisting of 97 Portfolios	BlackRock, Inc. (financial services)

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	169 RICs consisting of 289 Portfolios	None

[1]	Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates, as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BlackRock Variable Series Funds, Inc.
Officers and Directors (concluded)

Funds Officers[1]

Name, Address and	Position(s) Held
Year of Birth	with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and principal thereof from 2004 to 2008.

[1]	Officers of the Funds serve at the pleasure of the Board of Directors.
Further information about the Funds’ Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 15, 2010, John M. Perlowski became President and Chief Executive Officer of the Funds.

Effective November 10, 2010, Ira Shapiro became Secretary of the Funds.

BlackRock Variable Series Funds, Inc.
Service Providers

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock Investment Management, LLC
Plainsboro, NJ 08536

BlackRock International Limited
Edinburgh, EH3 8JB, United Kingdom

BlackRock Institutional Management Corporation
Wilmington, DE 19809

Custodian
The Bank of New York Mellon1
New York, NY 10286

Brown Brothers Harriman & Co.2
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche llp
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher llp
New York, NY 10019

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International Value V.I. Fund and BlackRock Large Cap Growth V.I. Fund.
[2]	For BlackRock Global Allocation V.I. Fund, BlackRock International Value V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BlackRock Variable Series Funds, Inc.
Additional Information

General Information

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in each Fund’s portfolio during the most recent 12 month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

#16897-12/10

Item 1 —	Report to Stockholders

Item 2 —	Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 —	Audit Committee Financial Expert — The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 —	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Balanced Capital V.I. Fund	$25,200	$25,200	$0	$0	$8,100	$ 8,100	$ 8	$1,028
BlackRock Basic Value V.I. Fund	$35,700	$35,700	$0	$0	$8,100	$ 8,100	$ 97	$1,028
BlackRock Capital Appreciation V.I. Fund	$20,700	$20,700	$0	$0	$8,100	$ 8,238	$ 23	$1,028
BlackRock Global Allocation V.I. Fund	$39,200	$39,200	$0	$0	$8,100	$11,191	$727	$1,028
BlackRock Global Opportunities V.I. Fund	$24,900	$24,900	$0	$0	$8,100	$12,515	$ 11	$1,028
BlackRock Government Income V.I. Fund	$28,700	$28,700	$0	$0	$8,100	$ 8,100	$ 67	$1,028
BlackRock High Income V.I. Fund	$32,700	$32,700	$0	$0	$8,100	$ 8,100	$ 27	$1,028
BlackRock International Value V.I. Fund	$27,900	$27,900	$0	$0	$8,100	$ 8,100	$ 30	$1,028
BlackRock Large Cap Core V.I. Fund	$28,700	$28,700	$0	$0	$8,100	$ 8,100	$ 54	$1,028
BlackRock Large Cap Growth V.I. Fund	$20,700	$20,700	$0	$0	$8,100	$ 8,100	$ 28	$1,028

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Large Cap Value V.I. Fund	$20,700	$20,700	$0	$0	$8,100	$8,100	$35	$1,028
BlackRock Money Market V.I. Fund	$21,400	$21,400	$0	$0	$8,100	$8,100	$83	$ 733
BlackRock S&P 500 Index V.I. Fund	$28,700	$28,700	$0	$0	$8,100	$8,100	$34	$1,028
BlackRock Total Return V.I. Fund	$29,700	$29,700	$0	$0	$8,100	$8,100	$61	$1,028
BlackRock Equity Dividend V.I. Fund	$18,700	$18,700	$0	$0	$8,100	$8,100	$ 7	$1,028
BlackRock Value Opportunities V.I. Fund	$25,700	$25,700	$0	$0	$8,100	$8,100	$38	$1,028

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2	The nature of the services include tax compliance, tax advice and tax planning.

3	The nature of the services include a review of compliance procedures and attestation thereto.
(e)(1) Audit Committee Pre-Approval Policies and Procedures:
     The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
     Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.
(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not Applicable
(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Balanced Capital V.I. Fund	$18,885	$411,628
BlackRock Basic Value V.I. Fund	$18,974	$411,628
BlackRock Capital Appreciation V.I. Fund	$18,900	$411,766
BlackRock Global Allocation V.I. Fund	$19,604	$414,719
BlackRock Global Opportunities V.I. Fund	$18,888	$416,043
BlackRock Government Income V.I. Fund	$18,944	$411,628
BlackRock High Income V.I. Fund	$18,904	$411,628
BlackRock International Value V.I. Fund	$18,907	$411,628
BlackRock Large Cap Core V.I. Fund	$18,931	$411,628
BlackRock Large Cap Growth V.I. Fund	$18,905	$411,628
BlackRock Large Cap Value V.I. Fund	$18,912	$411,628
BlackRock Money Market V.I. Fund	$18,960	$411,333
BlackRock S&P 500 Index V.I. Fund	$18,911	$411,628
BlackRock Total Return V.I. Fund	$18,938	$411,628
BlackRock Equity Dividend V.I. Fund	$18,884	$411,628
BlackRock Value Opportunities V.I. Fund	$18,915	$411,628
(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Regulation S-X Rule 2-01(c)(7)(ii) — $10,777, 0%

Item 5 —	Audit Committee of Listed Registrants — Not Applicable

Item 6 —	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies — Not Applicable

Item 8 —	Portfolio Managers of Closed-End Management Investment Companies — Not Applicable

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable

Item 10 —	Submission of Matters to a Vote of Security Holders — The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 —	Controls and Procedures

11(a) —	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) —	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 —	Exhibits attached hereto

12(a)(1) —	Code of Ethics — See Item 2

12(a)(2) —	Certifications — Attached hereto

12(a)(3) —	Not Applicable

12(b) —	Certifications — Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Variable Series Funds, Inc.
Date: December 22, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Variable Series Funds, Inc.
Date: December 22, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Variable Series Funds, Inc.
Date: December 22, 2011